As filed with the Securities and Exchange
                         Commission on January 28, 2009

                                                               File No. 33-60560
                                                                       811-07618

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                           Pre-Effective Amendment No.

                        Post-Effective Amendment No. 24                 X

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF l940

                               Amendment No. 24                         X


                   ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II
               (Exact Name of Registrant as Specified in Charter)

              1345 Avenue of the Americas, New York, New York 10105
               (Address of Principal Executive Office) (Zip Code)

               Registrant's Telephone Number, including Area Code:
                                 (800) 221-5672


                                 EMILIE D. WRAPP
                             AllianceBernstein L.P.
                           1345 Avenue of the Americas
                            New York, New York l0105
                     (Name and address of agent for service)

                          Copies of communications to:
                               KATHLEEN K. CLARKE
                               Seward & Kissel LLP
                                1200 G Street, NW
                                    Suite 350
                              Washington, DC 20005


It is proposed that this filing will become effective (check appropriate box)

     [_]  immediately upon filing pursuant to paragraph (b)
     [X]  on January 30, 2009 pursuant to paragraph (b)
     [_]  60 days after filing pursuant to paragraph (a)(1)
     [_]  on (date) pursuant to paragraph (a)(1)
     [_]  75 days after filing pursuant to paragraph (a)(2)
     [_]  on (date) pursuant to paragraph (a)(2) of Rule 485.

MUNICIPAL INCOME PORTFOLIOS -- (CLASS A, B, C AND ADVISOR SHARES)


PROSPECTUS  |  JANUARY 30, 2009


AllianceBernstein Municipal Income Portfolios


AllianceBernstein Municipal Portfolios   AllianceBernstein Intermediate
                                         Municipal Portfolios
 National Portfolio                       Intermediate Diversified Municipal
 National Portfolio II                    Portfolio
 California Portfolio                     Intermediate California Municipal
 Arizona Portfolio                        Portfolio
 Florida Portfolio                        Intermediate New York Municipal
 Massachusetts Portfolio                  Portfolio
 Michigan Portfolio
 Minnesota Portfolio
 New Jersey Portfolio
 New York Portfolio
 Ohio Portfolio
 Pennsylvania Portfolio
 Virginia Portfolio


The AllianceBernstein Municipal Income Portfolios provide investors with a selection of investment alternatives that produce income exempt from federal and/or state tax.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

[LOGO]
       AB
ALLIANCE BERNSTEIN
   Investments

Investment Products Offered
.. Are Not FDIC Insured
.. May Lose Value
.. Are Not Bank Guaranteed

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                 Page

SUMMARY INFORMATION.............................................   4

MUNICIPAL INCOME PORTFOLIOS.....................................   8

NATIONAL PORTFOLIO..............................................  10

NATIONAL PORTFOLIO II...........................................  11

CALIFORNIA PORTFOLIO............................................  12

ARIZONA PORTFOLIO...............................................  13

FLORIDA PORTFOLIO...............................................  14

MASSACHUSETTS PORTFOLIO.........................................  15

MICHIGAN PORTFOLIO..............................................  16

MINNESOTA PORTFOLIO.............................................  17

NEW JERSEY PORTFOLIO............................................  18

NEW YORK PORTFOLIO..............................................  19

OHIO PORTFOLIO..................................................  20

PENNSYLVANIA PORTFOLIO..........................................  21

VIRGINIA PORTFOLIO..............................................  22

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO....................  23

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO.....................  24

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO.......................  25

RISKS SUMMARY...................................................  26

FEES AND EXPENSES OF THE PORTFOLIOS.............................  29

INVESTING IN THE PORTFOLIOS.....................................  38
  How to Buy Shares.............................................  38
  The Different Share Class Expenses............................  40
  Sales Charge Reduction Programs...............................  42
  CDSC Waivers and Other Programs...............................  45
  Special Distribution Arrangements for Group Retirement Plans..  46
  The "Pros" and "Cons" of Different Share Classes..............  46
  Payments to Financial Advisors and Their Firms................  47
  How to Exchange Shares........................................  49
  How to Sell or Redeem Shares..................................  50
  Frequent Purchases and Redemptions of Portfolio Shares........  51
  How the Portfolios Value Their Shares.........................  53

MORE INFORMATION ABOUT THE PORTFOLIOS AND THEIR INVESTMENTS.....  54

MANAGEMENT OF THE PORTFOLIOS....................................  63

DIVIDENDS, DISTRIBUTIONS AND TAXES..............................  66

GENERAL INFORMATION.............................................  69

GLOSSARY........................................................  70

FINANCIAL HIGHLIGHTS............................................  71

APPENDIX A--BOND RATINGS........................................ A-1

APPENDIX B--HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION..... B-1

SUMMARY INFORMATION
--------------------------------------------------------------------------------


This Prospectus begins with a summary of key information about the AllianceBernstein Municipal Income Portfolios. The Summary describes a Portfolio's objectives, investment strategies, principal risks, and fees. You will find additional information about the Portfolios and their investments beginning on page 54.


PERFORMANCE INFORMATION
This Summary includes a table for each Portfolio showing its average annual returns before and after taxes and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in each Portfolio by showing:

.. how the Portfolio's average annual returns for one, five, and ten years (or over the life of the Portfolio) compare to those of a broad-based securities market index; and

.. how the Portfolio's performance changed from year to year over ten years (or over the life of the Portfolio).

                                  PLEASE NOTE
  A Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

  As with all investments, you may lose money by investing in the Portfolios.

RISK

                            WHY IS RISK IMPORTANT?

  You should consider risk carefully when investing in a Portfolio. You could put your money in investments that have very little risk (for example, certificates of deposit issued by a bank), but these investments may typically have a lower return than a riskier investment. In other words, you may get a higher return if your investments have more risk.

  For your information, municipal bond funds generally, but not always, are less risky than stock funds. The bar chart for each Portfolio also gives an indication of a Portfolio's overall risk. A fund whose performance, as reflected in the bars, does not vary significantly from year to year is a lower-risk investment. Conversely, a fund with a higher variability of returns is a riskier investment.

This Summary lists the principal risks for the Portfolios followed by an explanation of those risks. Generally, each Portfolio has broad risks that apply to all funds, such as market risk, interest rate risk, and credit risk, as well as specific risks that are applicable to municipal bond funds, such as municipal market risk. The risks of a Portfolio may be increased by the use of borrowing techniques or derivatives, such as futures, forwards, options and swaps.


                             WHAT IS MARKET RISK?

  Market risk is the risk that factors affecting the securities markets generally will cause a possibly adverse change in the value of the fixed-income securities owned by a Portfolio. The value of fixed-income securities may decline simply because of economic changes or other events that impact large portions of the market. The factors include real or perceived unfavorable market conditions, increases in the rate of inflation, and changes in the general outlook for federal and state tax revenues and budgets.

                        WHAT IS MUNICIPAL MARKET RISK?

  Special factors relating to municipal securities could have a significant effect on the yield or value of a Portfolio's investments in municipal securities. These factors include, generally, political or legislative changes and uncertainties related to the tax status of municipal securities or the rights of investors in these securities. The Portfolios that invest a large portion of their assets in a particular named state's municipal securities are more vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes.


                          WHAT IS INTEREST RATE RISK?
  Changes in interest rates affect the value of fixed-income securities. If interest rates rise, the prices of these securities fall because to earn the higher rate, the fixed principal amount has to be lower. In other words, fixed-income securities' prices and interest rates move in opposite directions. Increases in interest rates will cause a Portfolio's net asset value to decline and, at least in the near term, this decrease in value will not be offset by higher interest income from new investments. This risk is higher for fixed-income securities with longer maturities. Shorter and intermediate-term securities are less sensitive to interest rate changes. The opposite side of the effect of changes in interest rates is that if interest rates fall, the prices of fixed-income securities will increase. You, as an investor, would benefit from decreases in interest rates because your Portfolio's net asset value would increase.

                             WHAT IS CREDIT RISK?
  The issuers of fixed-income securities may default by failing to make interest payments or to repay principal in a timely manner. This is referred to as credit risk. To illustrate, credit risk is virtually non-existent for securities issued by the U.S. Government. The degree of credit risk is reflected in credit ratings described below. Securities with higher credit risks (and lower ratings), often referred to as high yield securities, generally pay a higher interest rate to compensate investors for the additional risk.

             WHAT IS THE DIFFERENCE BETWEEN MATURITY AND DURATION?
  The maturity of a fixed-income security is the date at which the principal amount of the security is payable. As discussed above, fixed-income securities with longer maturities will be more volatile because they are more sensitive to changes in interest rates. To compensate for the increase in risk, however, these securities generally have a higher yield.


  Duration measures a bond or portfolio's sensitivity to interest rate changes. It is expressed as a number of years. The higher the number, the greater the risk. Under normal circumstances, for example, if an investment portfolio has a duration of four years, its value will change approximately 4% if rates change by 1%; a duration of two years will result in an approximate 2% change in value, and so on. Thus, shorter duration bonds have lower expected volatilities.

CREDIT RATINGS
Credit ratings of fixed-income securities measure an issuer's expected ability to pay principal and interest over time. Credit ratings are determined by ratings organizations, such as S&P, Moody's or Fitch. A lower rating means there is a greater chance that an issuer will fail to meet its payment obligation or default. The following terms are generally used to describe the credit quality of debt securities depending on the security's credit rating or, if unrated, credit quality as determined by the Portfolios' Adviser:

..  investment grade or

..  below investment grade ("high yield securities" or "junk bonds").

For a further description of credit ratings, see "Appendix A--Bond and Commercial Paper Ratings." As noted in Appendix A, the credit rating organizations may modify their ratings of securities to show relative standing within a rating category, with the addition of numerical modifiers (1, 2 or 3) in the case of Moody's, and with the addition of a plus (+) or minus (-) sign in the case of S&P and Fitch. A Portfolio may purchase a security, regardless of any rating modification, provided the security is rated at or above the Portfolio's minimum rating category. For example, a Portfolio may purchase a security rated B3 by Moody's, or B- by S&P, provided the Portfolio may purchase securities rated B. Any reference to ratings by S&P or Moody's includes equivalent ratings by other ratings agencies.

OTHER INFORMATION

.. Each Portfolio's investment adviser is AllianceBernstein L.P., or the Adviser, a global investment manager providing diversified services to institutions and individuals through a broad line of investments, including approximately 106 mutual funds.


.. References to "net assets" mean the assets of a Portfolio after liabilities, plus any borrowings used for investment purposes. In other words, net assets reflect the value of a Portfolio's investments.

                     (This page intentionally left blank.)

MUNICIPAL INCOME PORTFOLIOS
--------------------------------------------------------------------------------

OBJECTIVES AND PRINCIPAL STRATEGIES

AllianceBernstein Municipal Portfolios:
The investment objective of each AllianceBernstein Municipal Portfolio is to earn the highest level of current income, exempt from Federal taxation and, in the case of the State Portfolios, state taxation of the respective state that is available without assuming what the Adviser considers to be undue risk.


Each AllianceBernstein Municipal Portfolio pursues its objective by investing principally in high-yielding, predominantly investment grade, municipal securities. As a matter of fundamental policy, each Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities with interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax ("AMT") for certain taxpayers, except for the National Portfolio II, which has a fundamental policy to invest at least 80% of its assets in municipal securities with interest that is exempt from federal income taxes, including the AMT.

Each of the AllianceBernstein Municipal Portfolios that invests in a named state (the "State Portfolios") pursues its objective by, as a matter of fundamental policy, investing at least 80% of its net assets in municipal securities issued by the named state or municipal securities with interest that is otherwise exempt from the named state's income tax. The National Portfolio and National Portfolio II may invest 25% or more of their net assets in a single state. The Pennsylvania Portfolio and Virginia Portfolio are non-diversified, meaning they can invest more of their assets in a fewer number of issuers.


Each AllianceBernstein Municipal Portfolio also may invest in:

..  forward commitments;


.. zero coupon municipal securities and variable, floating and inverse floating rate municipal securities; and


..  derivatives, such as options, futures, forwards, and swaps.

AllianceBernstein Intermediate Municipal Portfolios:
The investment objective of each AllianceBernstein Intermediate Municipal Portfolio is to provide safety of principal and maximize total return after taking account of federal taxes (and, in the case of the Intermediate California Municipal Portfolio, California state taxes and, in the case of the Intermediate New York Municipal Portfolio, New York state and local taxes).


Each AllianceBernstein Intermediate Municipal Portfolio pursues its objective by, under normal circumstances, as a matter of fundamental policy, investing at least 80% of its net assets in municipal securities. The Portfolios also invest, under normal circumstances, at least 80% of their total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. Each of the Intermediate New York Municipal Portfolio and the Intermediate California Municipal Portfolio (the "Intermediate State Portfolios") invests, as a matter of fundamental policy, at least 80% of its net assets in a portfolio of municipal securities issued by the named state or its political subdivisions, or otherwise exempt from the named state's income tax. The Intermediate Diversified Municipal Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state. Each AllianceBernstein Intermediate Municipal Portfolio seeks to maintain an effective duration of three and one-half to seven years under normal market conditions. Each Intermediate State Portfolio is non-diversified, meaning it can invest more of its assets in a fewer number of issuers.

Each AllianceBernstein Intermediate Municipal Portfolio also may invest in:

..  below-investment grade fixed-income securities;

..  forward commitments;

..  certain types of mortgage related securities;


.. zero coupon municipal securities and variable, floating and inverse floating rate municipal securities; and


..  derivatives, such as options, futures, forwards, and swaps.

PRINCIPAL RISKS:


             ALL PORTFOLIOS

..Market Risk                .Credit Risk

..Municipal Market Risk      .Inflation Risk

..Interest Rate Risk         .Derivatives Risk

                            .Liquidity Risk
            STATE PORTFOLIOS
(Pennsylvania Portfolio and Virginia Portfolio) and INTERMEDIATE STATE PORTFOLIOS

..            Diversification Risk


Please see "Risks Summary" for a description of these and other risks of investing in a Portfolio.

National Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
Average Annual Total Returns*


(For the periods ended December 31, 2008)



                                                    1 Year  5 Years 10 Years
----------------------------------------------------------------------------
Class A**  Return Before Taxes                      -13.24%  0.45%   2.15%
           ---------------------------------------- ------- ------- --------
           Return After Taxes on Distributions      -13.25%  0.43%   2.10%
           ---------------------------------------- ------- ------- --------
           Return After Taxes on Distributions and
           Sale of Portfolio Shares                  -7.16%  1.08%   2.50%
----------------------------------------------------------------------------
Class B    Return Before Taxes                      -12.64%  0.63%   2.18%
----------------------------------------------------------------------------
Class C    Return Before Taxes                      -10.91%  0.62%   1.90%
----------------------------------------------------------------------------
Advisor
Class***   Return Before Taxes                       -9.14%  1.63%   2.91%
----------------------------------------------------------------------------
Barclays Capital Municipal Bond Index+               -2.47%  2.71%   4.25%
----------------------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

** After-tax Returns:

   -Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and


   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***Inception date for Advisor Class shares: 8/6/2008. Performance information for periods prior to the inception of Advisor Class shares is the performance of the Portfolio's Class A shares adjusted to reflect the lower expense ratio of Advisor Class shares.


+  Reflects no deduction for fees, expenses or taxes.

BAR CHART

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                  [BAR CHART]

                             Calendar Year End (%)

  99     00     01     02     03     04     05     06     07     08
------ ------ ------ ------ ------ ------ ------ ------ ------ ------
-5.89   9.77   4.85   4.03   7.42   4.84   4.60   5.51    1.90  -9.41

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 4.02%, 2nd quarter, 2003; and Worst Quarter was down -4.69%, 4th quarter, 2008.

National Portfolio II

--------------------------------------------------------------------------------


PERFORMANCE TABLE
Average Annual Total Returns*


(For the periods ended December 31, 2008)



                                                    1 Year 5 Years 10 Years
---------------------------------------------------------------------------
Class A**  Return Before Taxes                      -6.89%  1.51%   3.08%
           ---------------------------------------- ------ ------- --------
           Return After Taxes on Distributions      -6.90%  1.50%   3.04%
           ---------------------------------------- ------ ------- --------
           Return After Taxes on Distributions and
           Sale of Portfolio Shares                 -3.21%  1.88%   3.21%
---------------------------------------------------------------------------
Class B    Return Before Taxes                      -6.24%  1.70%   3.09%
---------------------------------------------------------------------------
Class C    Return Before Taxes                      -4.37%  1.69%   2.82%
---------------------------------------------------------------------------
Barclays Capital Municipal Bond Index+              -2.47%  2.71%   4.25%
---------------------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**After-tax Returns:

   -Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and


   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


+ Reflects no deduction for fees, expenses or taxes.

BAR CHART

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                  [BAR CHART]

                             Calendar Year End (%)

  99      00      01      02      03      04      05      06      07      08
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
-6.61    12.05   4.80    6.92    7.20    4.32    3.72    4.15    2.72    -2.75


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up 4.62%, 3rd quarter, 2002; and Worst Quarter was down -3.23%, 2nd quarter, 2004.

California Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
Average Annual Total Returns*


(For the periods ended December 31, 2008)



                                                       1 Year  5 Years 10 Years
-------------------------------------------------------------------------------
Class A**  Return Before Taxes                         -11.25%  1.09%   2.74%
           ------------------------------------------  ------- ------- --------
           Return After Taxes on Distributions         -11.26%  1.08%   2.69%
           ------------------------------------------  ------- ------- --------
           Return After Taxes on Distributions
           and Sale of Portfolio Shares                  5.90%  1.59%   2.99%
---------- ------------------------------------------  ------- ------- --------
Class B    Return Before Taxes                         -10.61%  1.27%   2.75%
---------- ------------------------------------------  ------- ------- --------
Class C    Return Before Taxes                          -8.85%  1.26%   2.47%
---------- ------------------------------------------  ------- ------- --------
Advisor
Class***   Return Before Taxes                          -7.03%  2.28%   3.49%
---------- ------------------------------------------  ------- ------- --------
Barclays Capital Municipal Bond Index+                  -2.47%  2.71%   4.25%
---------- ------------------------------------------  ------- ------- --------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

** After-tax Returns:

   -Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and


   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***Inception date for Advisor Class shares: 8/6/2008. Performance information for periods prior to the inception of Advisor Class shares is the performance of the Portfolio's Class A shares adjusted to reflect the lower expense ratio of Advisor Class shares.


+  Reflects no deduction for fees, expenses or taxes.

BAR CHART

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                  [BAR CHART]

                             Calendar Year End (%)

  99     00     01     02     03     04     05     06     07     08
------ ------ ------ ------ ------ ------ ------ ------ ------ ------
-3.29   10.13  4.07   7.22   4.44   5.45   5.01   5.13   2.17   -7.31

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 4.87%, 3rd quarter, 2002; and Worst Quarter was down -3.52%, 3rd quarter, 2008.

Arizona Portfolio
--------------------------------------------------------------------------------



PERFORMANCE TABLE
Average Annual Total Returns*


(For the periods ended December 31, 2008)



                                                    1 Year 5 Years 10 Years
---------------------------------------------------------------------------
Class A**  Return Before Taxes                      -9.19%  1.52%   3.28%
           ---------------------------------------- ------ ------- --------
           Return After Taxes on Distributions      -9.20%  1.52%   3.26%
           ---------------------------------------- ------ ------- --------
           Return After Taxes on Distributions and
           Sale of Portfolio Shares                 -4.60%  1.94%   3.46%
---------- ---------------------------------------- ------ ------- --------
Class B    Return Before Taxes                      -8.50%  1.72%   3.29%
---------- ---------------------------------------- ------ ------- --------
Class C    Return Before Taxes                      -6.78%  1.69%   3.01%
---------- ---------------------------------------- ------ ------- --------
Barclays Capital Municipal Bond Index+              -2.47%  2.71%   4.25%
---------- ---------------------------------------- ------ ------- --------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**After-tax Returns:

   -Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

+ Reflects no deduction for fees, expenses or taxes.

BAR CHART

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                  [BAR CHART]

                             Calendar Year End (%)

  99     00     01     02     03     04     05     06     07     08
------ ------ ------ ------ ------ ------ ------ ------ ------ ------
-2.43  10.72   5.29   6.79  5.28    6.35   4.25   4.51   2.51   -5.20

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 3.92%, 3rd quarter, 2004; and Worst Quarter was down -3.20%, 3rd quarter, 2008.

Florida Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
Average Annual Total Returns*


(For the periods ended December 31, 2008)



                                                    1 Year  5 Years 10 Years
----------------------------------------------------------------------------
Class A**  Return Before Taxes                      -13.15%  0.49%   2.77%
           ---------------------------------------- ------- ------- --------
           Return After Taxes on Distributions      -13.17%  0.47%   2.75%
           ---------------------------------------- ------- ------- --------
           Return After Taxes on Distributions and
           Sale of Portfolio Shares                  -7.03%  1.13%   3.07%
---------- ---------------------------------------- ------- ------- --------
Class B    Return Before Taxes                      -12.51%  0.67%   2.79%
---------- ---------------------------------------- ------- ------- --------
Class C    Return Before Taxes                      -10.78%  0.66%   2.49%
---------- ---------------------------------------- ------- ------- --------
Barclays Capital Municipal Bond Index+               -2.47%  2.71%   4.25%
---------- ---------------------------------------- ------- ------- --------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**After-tax Returns:

   -Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

+ Reflects no deduction for fees, expenses or taxes.

BAR CHART

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [BAR CHART]

                             Calendar Year End (%)

   99     00     01      02      03     04      05    06     07      08
 -----   ----   ----    ----    ----   ----    ----  ----   ----   -----
 -3.81   10.61  5.99    7.86    5.40   5.01    4.74  4.89   2.27   -9.28


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 4.11%, 3rd quarter, 2002; and Worst Quarter was down -4.87%, 4th quarter, 2008.

Massachusetts Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
Average Annual Total Returns*


(For the periods ended December 31, 2008)



                                                    1 Year 5 Years 10 Years
---------------------------------------------------------------------------
Class A**  Return Before Taxes                      -5.82%  2.18%   3.29%
           ---------------------------------------- ------ ------- --------
           Return After Taxes on Distributions      -5.86%  2.16%   3.25%
           ---------------------------------------- ------ ------- --------
           Return After Taxes on Distributions and
           Sale of Portfolio Shares                 -2.47%  2.47%   3.44%
---------------------------------------------------------------------------
Class B    Return Before Taxes                      -5.17%  2.36%   3.32%
---------------------------------------------------------------------------
Class C    Return Before Taxes                      -3.28%  2.36%   3.03%
---------------------------------------------------------------------------
Barclays Capital Municipal Bond Index+              -2.47%  2.71%   4.25%
---------------------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**After-tax Returns:

   -Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

+ Reflects no deduction for fees, expenses or taxes.

BAR CHART

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [BAR CHART]

                             Calendar Year End (%)


  99     00       01      02      03      04     05      06      07      08
-----   -----    -----   -----   -----  -----   -----   -----  -----    -----
-4.65   11.93    4.55    6.18    4.74    5.53   4.18    4.28   3.15     -1.64


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 4.30%, 3rd quarter, 2004; and Worst Quarter was down -2.55%, 4th quarter, 1999.

Michigan Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
Average Annual Total Returns*


(For the periods ended December 31, 2008)



                                                    1 Year 5 Years 10 Years
---------------------------------------------------------------------------
Class A**  Return Before Taxes                      -8.31%  1.61%   3.56%
           ---------------------------------------- ------ ------- --------
           Return After Taxes on Distributions      -8.35%  1.56%   3.51%
           ---------------------------------------- ------ ------- --------
           Return After Taxes on Distributions and
           Sale of Portfolio Shares                 -4.13%  1.96%   3.67%
---------------------------------------------------------------------------
Class B    Return Before Taxes                      -7.64%  1.77%   3.58%
---------------------------------------------------------------------------
Class C    Return Before Taxes                      -5.89%  1.79%   3.30%
---------------------------------------------------------------------------
Barclays Capital Municipal Bond Index+              -2.47%  2.71%   4.25%
---------------------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**After-tax Returns:

   -Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

+ Reflects no deduction for fees, expenses or taxes.

BAR CHART

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [BAR CHART]

                             Calendar Year End (%)

   99     00     01      02      03     04      05    06     07      08
 -----   ----   ----    ----    ----   ----    ----  ----   ----   -----
 -2.90  12.52   5.91    8.24    4.62   5.39    4.30  4.58   2.72   -4.20


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 4.00%, 1st quarter, 2000; and Worst Quarter was down -2.88%, 3rd quarter, 2008.

Minnesota Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
Average Annual Total Returns*


(For the periods ended December 31, 2008)



                                                    1 Year 5 Years 10 Years
---------------------------------------------------------------------------
Class A**  Return Before Taxes                      -7.67%  1.48%   3.29%
           ---------------------------------------- ------ ------- --------
           Return After Taxes on Distributions      -7.69%  1.46%   3.26%
           ---------------------------------------- ------ ------- --------
           Return After Taxes on Distributions and
           Sale of Portfolio Shares                 -3.64%  1.86%   3.45%
---------------------------------------------------------------------------
Class B    Return Before Taxes                      -7.00%  1.64%   3.30%
---------------------------------------------------------------------------
Class C    Return Before Taxes                      -5.15%  1.62%   3.01%
---------------------------------------------------------------------------
Barclays Capital Municipal Bond Index+              -2.47%  2.71%   4.25%
---------------------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**After-tax Returns:

   -Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

+ Reflects no deduction for fees, expenses or taxes.

BAR CHART

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [BAR CHART]

                             Calendar Year End (%)

   99     00     01      02      03     04      05     06     07      08
 -----   ----   ----    ----    ----   ----    ----   ----   ----   -----
 -3.05   11.60  5.09    6.98    5.60   4.22    4.10   4.36   2.87   -3.55


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 4.26%, 3rd quarter, 2002; and Worst Quarter was down -3.15%, 3rd quarter, 2008.

New Jersey Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
Average Annual Total Returns*


(For the periods ended December 31, 2008)



                                                    1 Year  5 Years 10 Years
----------------------------------------------------------------------------
Class A**  Return Before Taxes                      -10.79%  0.80%   2.33%
           ---------------------------------------- ------- ------- --------
           Return After Taxes on Distributions      -10.80%  0.78%   2.30%
           ---------------------------------------- ------- ------- --------
           Return After Taxes on Distributions and
           Sale of Portfolio Shares                  -5.59%  1.33%   2.64%
----------------------------------------------------------------------------
Class B    Return Before Taxes                      -10.17%  0.97%   2.34%
----------------------------------------------------------------------------
Class C    Return Before Taxes                       -8.38%  0.97%   2.05%
----------------------------------------------------------------------------
Barclays Capital Municipal Bond Index+               -2.47%  2.71%   4.25%
----------------------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**After-tax Returns:

   -Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

+ Reflects no deduction for fees, expenses or taxes.

BAR CHART

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

  99      00      01      02      03      04      05      06      07      08
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
-4.52   11.10   3.32    4.91    5.31    4.64    4.18    5.03    1.88    -6.84


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 4.20%, 3rd quarter, 2004; and Worst Quarter was down -3.99%, 4th quarter, 2008.

New York Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
Average Annual Total Returns*


(For the periods ended December 31, 2008)



                                                    1 Year 5 Years 10 Years
---------------------------------------------------------------------------
Class A**  Return Before Taxes                      -8.70%  1.52%   3.05%
           ---------------------------------------- ------ ------- --------
           Return After Taxes on Distributions      -8.71%  1.51%   3.03%
           ---------------------------------------- ------ ------- --------
           Return After Taxes on Distributions and
           Sale of Portfolio Shares                 -4.26%  1.96%   3.28%
---------- ---------------------------------------- ------ ------- --------
Class B    Return Before Taxes                      -8.09%  1.72%   3.04%
---------- ---------------------------------------- ------ ------- --------
Class C    Return Before Taxes                      -6.27%  1.70%   2.76%
---------- ---------------------------------------- ------ ------- --------
Advisor
Class***   Return Before Taxes                      -4.40%  2.71%   3.81%
---------- ---------------------------------------- ------ ------- --------
Barclays Capital Municipal Bond Index+              -2.47%  2.71%   4.25%
---------- ---------------------------------------- ------ ------- --------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

** After-tax Returns:

   -Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and


   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***Inception date for Advisor Class shares: 8/6/2008. Performance information for periods prior to the inception of Advisor Class shares is the performance of the Portfolio's Class A shares adjusted to reflect the lower expense ratio of Advisor Class shares.


+  Reflects no deduction for fees, expenses or taxes.

BAR CHART

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [BAR CHART]

                             Calendar Year End (%)

   99     00     01      02      03     04      05     06     07      08
 -----   ----   ----    ----    ----   ----    ----   ----   ----   -----
 -4.13  11.12   3.98    6.63    6.08   5.24    4.18   5.01   2.63   -4.69

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 3.77%, 3rd quarter, 2004; and Worst Quarter was down -3.47%, 3rd quarter, 2008.

Ohio Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
Average Annual Total Returns*


(For the periods ended December 31, 2008)



                                                    1 Year 5 Years 10 Years
---------------------------------------------------------------------------
Class A**  Return Before Taxes                      -8.10%  1.51%   3.09%
           ---------------------------------------- ------ ------- --------
           Return After Taxes on Distributions      -8.12%  1.50%   3.06%
           ---------------------------------------- ------ ------- --------
           Return After Taxes on Distributions and
           Sale of Portfolio Shares                 -3.92%  1.90%   3.28%
---------- ---------------------------------------- ------ ------- --------
Class B    Return Before Taxes                      -7.43%  1.69%   3.10%
---------- ---------------------------------------- ------ ------- --------
Class C    Return Before Taxes                      -5.58%  1.69%   2.81%
---------- ---------------------------------------- ------ ------- --------
Barclays Capital Municipal Bond Index+              -2.47%  2.71%   4.25%
---------- ---------------------------------------- ------ ------- --------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**After-tax Returns:

   -Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

+ Reflects no deduction for fees, expenses or taxes.

BAR CHART

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [BAR CHART]

                             Calendar Year End (%)

   99     00     01      02      03     04      05     06      07     08
 -----   ----   ----    ----    ----   ----    ----   ----    ----   -----
 -3.71   10.30  4.80    5.92    6.67   4.90    3.84   4.66    2.64   -3.99

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 3.81%, 3rd quarter, 2004; and Worst Quarter was down -3.28%, 3rd quarter, 2008.

Pennsylvania Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
Average Annual Total Returns*


(For the periods ended December 31, 2008)



                                                    1 Year  5 Years 10 Years
----------------------------------------------------------------------------
Class A**  Return Before Taxes                      -11.40%  0.64%   2.83%
           ---------------------------------------- ------- ------- --------
           Return After Taxes on Distributions      -11.41%  0.63%   2.81%
           ---------------------------------------- ------- ------- --------
           Return After Taxes on Distributions and
           Sale of Portfolio Shares                  -6.06%  1.17%   3.07%
---------- ---------------------------------------- ------- ------- --------
Class B    Return Before Taxes                      -10.70%  0.83%   2.86%
---------- ---------------------------------------- ------- ------- --------
Class C    Return Before Taxes                       -8.93%  0.84%   2.57%
---------- ---------------------------------------- ------- ------- --------
Barclays Capital Municipal Bond Index+               -2.47%  2.71%   4.25%
---------- ---------------------------------------- ------- ------- --------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**After-tax Returns:

   -Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

+ Reflects no deduction for fees, expenses or taxes.

BAR CHART

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [BAR CHART]

                             Calendar Year End (%)

   99     00     01      02      03     04      05     06     07      08
 -----   ----   ----    ----    ----   ----    ----   ----   ----   -----
 -4.65   10.86  6.98    7.27    5.94   4.58    3.96   4.90   2.23   -7.49

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 3.47%, 3rd quarter, 2001; and Worst Quarter was down -4.16%, 4th quarter, 2008.

Virginia Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
Average Annual Total Returns*


(For the periods ended December 31, 2008)



                                                    1 Year 5 Years 10 Years
---------------------------------------------------------------------------
Class A**  Return Before Taxes                      -8.85%  1.41%   3.25%
           ---------------------------------------- ------ ------- --------
           Return After Taxes on Distributions      -8.87%  1.39%   3.22%
           ---------------------------------------- ------ ------- --------
           Return After Taxes on Distributions and
           Sale of Portfolio Shares                 -4.36%  1.85%   3.44%
---------- ---------------------------------------- ------ ------- --------
Class B    Return Before Taxes                      -8.24%  1.58%   3.27%
---------- ---------------------------------------- ------ ------- --------
Class C    Return Before Taxes                      -6.42%  1.59%   2.98%
---------- ---------------------------------------- ------ ------- --------
Barclays Capital Municipal Bond Index+              -2.47%  2.71%   4.25%
---------- ---------------------------------------- ------ ------- --------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**After-tax Returns:

   -Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

+ Reflects no deduction for fees, expenses or taxes.

BAR CHART

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                  [BAR CHART]

                             Calendar Year End (%)

  99      00      01      02      03      04      05      06      07      08
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
-2.46    9.31    4.87    8.01    6.31    4.82    4.85    4.27    2.71   -4.83



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 3.62%, 3rd quarter, 2002; and Worst Quarter was down -3.57%, 3rd quarter, 2008.

Intermediate Diversified Municipal Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
Average Annual Total Returns*


(For the periods ended December 31, 2008)



                                                                             Since
                                                           1 Year 5 Years Inception**
-------------------------------------------------------------------------------------
Class A***     Return Before Taxes                         -2.03%  1.58%     2.44%
               ----------------------------------------    ------ ------- -----------
               Return After Taxes on Distributions         -2.05%  1.57%     2.43%
               ----------------------------------------    ------ ------- -----------
               Return After Taxes on Distributions and
               Sale of Portfolio Shares                    -0.24%  1.77%     2.52%
-------------- ------------------------------------------- ------ ------- -----------
Class B        Return Before Taxes                         -1.39%  1.76%     2.46%
-------------- ------------------------------------------- ------ ------- -----------
Class C        Return Before Taxes                          0.58%  1.76%     2.37%
-------------- ------------------------------------------- ------ ------- -----------
Barclays Capital 5-Year General Obligation Municipal Bond
Index+                                                      5.78%  3.65%     4.27%
-------------- ------------------------------------------- ------ ------- -----------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

** Inception Date for Class A, Class B and Class C shares is 2/1/02.

***After-tax Returns:

   -Are shown for Class A shares only and will vary for Class B and Class C shares because these Classes have higher expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

+  Reflects no deduction for fees, expenses or taxes.

BAR CHART

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                  [BAR CHART]

                             Calendar Year End (%)

  99      00      01      02      03      04      05      06      07      08
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
 n/a     n/a     n/a     n/a     3.83    2.26    1.28    2.88    3.67    2.28



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 2.49%, 3rd quarter, 2004; and Worst Quarter was down -1.85%, 2nd quarter, 2004.

Intermediate California Municipal Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
Average Annual Total Returns*


(For the periods ended December 31, 2008)



                                                                             Since
                                                           1 Year 5 Years Inception**
-------------------------------------------------------------------------------------
Class A***     Return Before Taxes                         -3.06%  1.42%     2.13%
               ----------------------------------------    ------ ------- -----------
               Return After Taxes on Distributions         -3.10%  1.40%     2.11%
               ----------------------------------------    ------ ------- -----------
               Return After Taxes on Distributions and
               Sale of Portfolio Shares                    -0.88%  1.62%     2.23%
-------------- ------------------------------------------- ------ ------- -----------
Class B        Return Before Taxes                         -2.41%  1.59%     2.16%
-------------- ------------------------------------------- ------ ------- -----------
Class C        Return Before Taxes                         -0.38%  1.59%     2.06%
-------------- ------------------------------------------- ------ ------- -----------
Barclays Capital 5-Year General Obligation Municipal Bond
Index+                                                      5.78%  3.65%     4.27%
-------------- ------------------------------------------- ------ ------- -----------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

** Inception Date for Class A, Class B and Class C shares is 2/1/02.

***After-tax Returns:

   -Are shown for Class A shares only and will vary for Class B and Class C shares because these Classes have higher expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

+  Reflects no deduction for fees, expenses or taxes.

BAR CHART

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                  [BAR CHART]

                             Calendar Year End (%)

  99      00      01      02      03      04      05      06      07      08
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
 n/a     n/a     n/a     n/a     3.43    2.33    1.29    3.02    3.65    1.23



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 2.47%, 3rd quarter, 2006; and Worst Quarter was down -1.79%, 2nd quarter, 2004.

Intermediate New York Municipal Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
Average Annual Total Returns*


(For the periods ended December 31, 2008)



                                                                             Since
                                                           1 Year 5 Years Inception**
-------------------------------------------------------------------------------------
Class A***     Return Before Taxes                         -3.33%  1.38%     2.32%
               ----------------------------------------    ------ ------- -----------
               Return After Taxes on Distributions         -3.39%  1.36%     2.30%
               ----------------------------------------    ------ ------- -----------
               Return After Taxes on Distributions and
               Sale of Portfolio Shares                    -1.05%  1.61%     2.43%
-------------- ------------------------------------------- ------ ------- -----------
Class B        Return Before Taxes                         -2.57%  1.57%     2.32%
-------------- ------------------------------------------- ------ ------- -----------
Class C        Return Before Taxes                         -0.69%  1.55%     2.25%
-------------- ------------------------------------------- ------ ------- -----------
Barclays Capital 5-Year General Obligation Municipal Bond
Index+                                                      5.78%  3.65%     4.27%
-------------- ------------------------------------------- ------ ------- -----------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

** Inception Date for Class A, Class B and Class C shares is 2/1/02.

***After-tax Returns:

   -Are shown for Class A shares only and will vary for Class B and Class C shares because these Classes have higher expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

+  Reflects no deduction for fees, expenses or taxes.

BAR CHART

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                  [BAR CHART]

                             Calendar Year End (%)

  99      00      01      02      03      04      05      06      07      08
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
 n/a     n/a     n/a     n/a     3.69    2.26    1.39    2.93    3.77    0.98



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best Quarter was up 2.64%, 3rd quarter, 2004; and Worst Quarter was down -1.93%, 2nd quarter, 2004.

RISKS SUMMARY
--------------------------------------------------------------------------------

In this Summary, we describe principal and other risks that may affect a Portfolio's investment portfolio as a whole. This Prospectus has additional descriptions of risks applicable to specific investments in the discussions below under "More Information About the Portfolios and Their Investments."

MARKET RISK
This is the risk that the value of a Portfolio's investments will fluctuate as the bond markets fluctuate and that prices overall will decline over short or long-term periods.

MUNICIPAL MARKET RISK

This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of a Portfolio's investments in municipal securities. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Because the State Portfolios and Intermediate State Portfolios may invest a large portion of their assets in municipal securities issued within a particular state, they are more vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. To the extent that the National Portfolio or the Intermediate Diversified Municipal Portfolio invest in a particular state's municipal securities, these Portfolios are subject to the same risks. A Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.


INTEREST RATE RISK
Changes in interest rates will affect the value of a Portfolio's investments in fixed-income securities. When interest rates rise, the value of a Portfolio's investments tends to fall and this decrease in value may not be offset by higher interest income from new investments. Interest rate risk is generally greater for Portfolios that invest in fixed-income securities with longer maturities or durations.

CREDIT RISK

This is the risk that the issuer, the guarantor or the insurer of a fixed-income security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security or its guarantor or insurer may be downgraded after purchase of the security, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.


INFLATION RISK
This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is generally greater for those Portfolios that invest a significant portion of their assets in fixed-income securities with longer maturities.

PREPAYMENT RISK
Many municipal securities have call features that allow the issuer of the security to repay principal prior to the maturity date of the security. The issuer will typically call a security when interest rates are lower than the original issue yield of the security. A Portfolio may lose any premium it has paid for the called security over its par value and the principal received by the Portfolio when a security is called is usually reinvested at lower yield.

DIVERSIFICATION RISK
Portfolios that are "non-diversified" may invest more of their assets in a relatively small number of issuers. Portfolios that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

DERIVATIVES RISK

The Portfolios may use derivative securities. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for a Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.


LIQUIDITY RISK
Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Portfolio from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. All of the Portfolios, particularly the State Portfolios and Intermediate State Portfolios, are subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

MANAGEMENT RISK

Each Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there is no guarantee that its techniques will produce the intended results.

----------------------------------------------------------------------------------------------------------
                          Municipal Interest                   Pre-   Diversifi- Deriva-           Manage-
                   Market  Market     Rate   Credit Inflation payment   cation    tives  Liquidity  ment
Fund                Risk    Risk      Risk    Risk    Risk     Risk      Risk     Risk     Risk     Risk
----------------------------------------------------------------------------------------------------------
AllianceBernstein    .        .        .       .        .        .                  .        .        .
National
Portfolio
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National
Portfolio II
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California
Portfolio
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Arizona
Portfolio
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Florida
Portfolio
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Massachusetts
Portfolio
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Michigan
Portfolio
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Minnesota
Portfolio
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New Jersey
Portfolio
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New York
Portfolio
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Ohio Portfolio
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Pennsylvania
Portfolio
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Virginia
Portfolio
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Intermediate
Diversified
Municipal
Portfolio
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Intermediate
California
Portfolio
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Intermediate
New York
Portfolio
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FEES AND EXPENSES OF THE PORTFOLIOS
--------------------------------------------------------------------------------


                WHY ARE PORTFOLIO FEES AND EXPENSES IMPORTANT?

  Fees and expenses reduce the investment performance of a Portfolio. The information provided below is intended to help you understand what these fees and expenses are and provide examples of the dollar amount of these costs to help you make comparisons with other funds. Some of these fees are paid directly by you at the time of investment (for example, a front-end sales charge) or, under certain circumstances, at the time you redeem or sell your shares back to a Portfolio. You pay other fees and expenses indirectly because they are deducted from a Portfolio's assets and reduce the value of your shares. These fees include management fees, distribution and/or service (Rule 12b-1) fees, and operating expenses.


SHAREHOLDER FEES (fees paid directly from your investment)


                                               Class A   Class B   Class C   Advisor Class
                                               Shares    Shares    Shares       Shares
------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)  4.25%(a)   None       None        None
------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a
percentage of original purchase price or
redemption proceeds, whichever is lower)       None(a)  3.00%(a)* 1.00%(a)**     None
------------------------------------------------------------------------------------------
Exchange Fee                                     None     None       None        None


(a)Class A sales charges may be reduced or eliminated in certain circumstances, typically for large purchases and for certain group retirement plans. In some cases, however, a 1%, 1-year contingent deferred sales charge or CDSC may apply to Class A shares. CDSCs for Class A, Class B and Class C shares may also be subject to waiver in certain circumstances. See "Investing in the Portfolios--CDSC Waivers and Other Programs" in this Prospectus and "Purchase of Shares" in the Statement of Additional Information or SAI.

* Class B Shares automatically convert to Class A Shares after 6 years.
  For Class B shares the CDSC decreases 1.00% annually to 0% after the 3rd year.

**For Class C shares, the CDSC is 0% after the first year.

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets) AND EXAMPLES

The Examples are to help you compare the cost of investing in a Portfolio with the cost of investing in other funds. They assume that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

National Portfolio


Operating Expenses


                                                                  Advisor
                                          Class A Class B Class C  Class
-------------------------------------------------------------------------
Management Fees                             .45%    .45%    .45%    .45%
Distribution and/or Service (12b-1) Fees    .30%   1.00%   1.00%    None
Other Expenses
  Transfer Agent                            .05%    .07%    .06%    .08%
  Other Expenses                            .11%    .11%    .10%    .16%
                                          ------  ------  ------  ------
Total Other Expenses                        .16%    .18%    .16%    .24%
                                          ------  ------  ------  ------
Total Portfolio Operating Expenses          .91%   1.63%   1.61%    .69%
                                          ======  ======  ======  ======
Waiver and/or Expense Reimbursement (a)   (.16)%  (.18)%  (.16)%  (.24)%
                                          ------  ------  ------  ------
Net Expenses (b)                            .75%   1.45%   1.45%    .45%
                                          ======  ======  ======  ======
-------------------------------------------------------------------------


Examples


                                                               Advisor
                 Class A Class B+ Class B++ Class C+ Class C++  Class
----------------------------------------------------------------------
After 1 year     $  498   $  447   $  147    $  247   $  147    $ 46
After 3 years*   $  687   $  596   $  496    $  492   $  492    $196
After 5 years*   $  892   $  868   $  868    $  860   $  860    $360
After 10 years*  $1,481   $1,546   $1,546    $1,895   $1,895    $834
----------------------------------------------------------------------



National Portfolio II


Operating Expenses


                                          Class A Class B Class C
-----------------------------------------------------------------
Management Fees                             .45%    .45%    .45%
Distribution and/or Service (12b-1) Fees    .30%   1.00%   1.00%
Other Expenses
  Transfer Agent                            .05%    .07%    .06%
  Other Expenses                            .27%    .27%    .27%
                                          ------  ------  ------
Total Other Expenses                        .32%    .34%    .33%
                                          ------  ------  ------
Total Portfolio Operating Expenses         1.07%   1.79%   1.78%
                                          ======  ======  ======
Waiver and/or Expense Reimbursement (c)   (.03)%  (.05)%  (.04)%
                                          ------  ------  ------
Net Expenses                               1.04%   1.74%   1.74%
                                          ======  ======  ======
-----------------------------------------------------------------


Examples


                 Class A Class B+ Class B++ Class C+ Class C++
--------------------------------------------------------------
After 1 year     $  527   $  477   $  177    $  277   $  177
After 3 years*   $  748   $  658   $  558    $  556   $  556
After 5 years*   $  987   $  965   $  965    $  960   $  960
After 10 years*  $1,672   $1,737   $1,737    $2,090   $2,090
--------------------------------------------------------------



Please refer to the footnotes on page 37.

California Portfolio


Operating Expenses


                                                                  Advisor
                                          Class A Class B Class C  Class
-------------------------------------------------------------------------
Management Fees                             .45%    .45%    .45%    .45%
Distribution and/or Service (12b-1) Fees    .30%   1.00%   1.00%    None
Other Expenses
  Transfer Agent                            .04%    .05%    .04%    .04%
  Other Expenses                            .06%    .05%    .06%    .06%
                                          ------  ------  ------  ------
Total Other Expenses                        .10%    .10%    .10%    .10%
                                          ------  ------  ------  ------
Total Portfolio Operating Expenses          .85%   1.55%   1.55%    .55%
                                          ======  ======  ======  ======
Waiver and/or Expense Reimbursement (a)   (.10)%  (.10)%  (.10)%  (.10)%
                                          ------  ------  ------  ------
Net Expenses (b)                            .75%   1.45%   1.45%    .45%
                                          ======  ======  ======  ======
-------------------------------------------------------------------------


Examples


                                                               Advisor
                 Class A Class B+ Class B++ Class C+ Class C++  Class
----------------------------------------------------------------------
After 1 year     $  498   $  448   $  148    $  248   $  148    $ 46
After 3 years*   $  675   $  579   $  479    $  479   $  479    $166
After 5 years*   $  867   $  835   $  835    $  835   $  835    $297
After 10 years*  $1,420   $1,474   $1,474    $1,835   $1,835    $679
----------------------------------------------------------------------



Arizona Portfolio


Operating Expenses


                                          Class A Class B Class C
-----------------------------------------------------------------
Management Fees                             .45%    .45%    .45%
Distribution and/or Service (12b-1) Fees    .30%   1.00%   1.00%
Other Expenses
  Transfer Agent                            .03%    .05%    .03%
  Other Expenses                            .15%    .16%    .16%
                                          ------  ------  ------
Total Other Expenses                        .18%    .21%    .19%
                                          ------  ------  ------
Total Portfolio Operating Expenses          .93%   1.66%   1.64%
                                          ======  ======  ======
Waiver and/or Expense Reimbursement (c)   (.15)%  (.18)%  (.16)%
                                          ------  ------  ------
Net Expenses                                .78%   1.48%   1.48%
                                          ======  ======  ======
-----------------------------------------------------------------


Examples


                 Class A Class B+ Class B++ Class C+ Class C++
--------------------------------------------------------------
After 1 year     $  501   $  450   $  150    $  250   $  151
After 3 years*   $  694   $  605   $  505    $  501   $  502
After 5 years*   $  903   $  884   $  884    $  875   $  875
After 10 years*  $1,505   $1,574   $1,574    $1,927   $1,927
--------------------------------------------------------------



Please refer to the footnotes on page 37.

Florida Portfolio


Operating Expenses


                                          Class A Class B Class C
-----------------------------------------------------------------
Management Fees                             .45%    .45%    .45%
Distribution and/or Service (12b-1) Fees    .30%   1.00%   1.00%
Other Expenses
  Transfer Agent                            .03%    .06%    .03%
  Other Expenses                            .18%    .18%    .19%
                                          ------  ------  ------
Total Other Expenses                        .21%    .24%    .22%
                                          ------  ------  ------
Total Portfolio Operating Expenses          .96%   1.69%   1.67%
                                          ======  ======  ======
Waiver and/or Expense Reimbursement (c)   (.18)%  (.21)%  (.19)%
                                          ------  ------  ------
Net Expenses                                .78%   1.48%   1.48%
                                          ======  ======  ======
-----------------------------------------------------------------


Examples


                 Class A Class B+ Class B++ Class C+ Class C++
--------------------------------------------------------------
After 1 year     $  501   $  450   $  150    $  250   $  150
After 3 years*   $  700   $  611   $  511    $  507   $  507
After 5 years*   $  916   $  896   $  896    $  888   $  488
After 10 years*  $1,535   $1,605   $1,605    $1,957   $1,957
--------------------------------------------------------------



Massachusetts Portfolio


Operating Expenses


                                          Class A Class B Class C
-----------------------------------------------------------------
Management Fees                             .45%    .45%    .45%
Distribution and/or Service (12b-1) Fees    .30%   1.00%   1.00%
Other Expenses
  Transfer Agent                            .04%    .05%    .04%
  Other Expenses                            .22%    .23%    .23%
                                          ------  ------  ------
Total Other Expenses                        .26%    .28%    .27%
                                          ------  ------  ------
Total Portfolio Operating Expenses         1.01%   1.73%   1.72%
                                          ======  ======  ======
Waiver and/or Expense Reimbursement (c)   (.19)%  (.21)%  (.20)%
                                          ------  ------  ------
Net Expenses                                .82%   1.52%   1.52%
                                          ======  ======  ======
-----------------------------------------------------------------


Examples


                 Class A Class B+ Class B++ Class C+ Class C++
--------------------------------------------------------------
After 1 year     $  505   $  454   $  154    $  254   $  154
After 3 years*   $  714   $  654   $  524    $  522   $  522
After 5 years*   $  941   $  917   $  917    $  913   $  913
After 10 years*  $1,590   $1,654   $1,654    $2,010   $2,010
--------------------------------------------------------------



Please refer to the footnotes on page 37.

Michigan Portfolio


Operating Expenses


                                          Class A Class B Class C
-----------------------------------------------------------------
Management Fees                             .45%    .45%    .45%
Distribution and/or Service (12b-1) Fees    .30%   1.00%   1.00%
Other Expenses
  Transfer Agent                            .05%    .07%    .05%
  Other Expenses                            .26%    .26%    .26%
                                          ------  ------  ------
Total Other Expenses                        .31%    .33%    .31%
                                          ------  ------  ------
Total Portfolio Operating Expenses         1.06%   1.78%   1.76%
                                          ======  ======  ======
Waiver and/or Expense Reimbursement (c)   (.05)%  (.07)%  (.05)%
                                          ------  ------  ------
Net Expenses                               1.01%   1.71%   1.71%
                                          ======  ======  ======
-----------------------------------------------------------------


Examples


                 Class A Class B+ Class B++ Class C+ Class C++
--------------------------------------------------------------
After 1 year     $  524   $  474   $  174    $  274   $  174
After 3 years*   $  743   $  653   $  553    $  549   $  549
After 5 years*   $  980   $  957   $  957    $  949   $  949
After 10 years*  $1,659   $1,724   $1,724    $2,068   $2,068
--------------------------------------------------------------



Minnesota Portfolio


Operating Expenses


                                          Class A Class B Class C
-----------------------------------------------------------------
Management Fees                             .45%    .45%    .45%
Distribution and/or Service (12b-1) Fees    .30%   1.00%   1.00%
Other Expenses
  Transfer Agent                            .04%    .06%    .05%
  Other Expenses                            .31%    .30%    .30%
                                          ------  ------  ------
Total Other Expenses                        .35%    .36%    .35%
                                          ------  ------  ------
Total Portfolio Operating Expenses         1.10%   1.81%   1.80%
                                          ======  ======  ======
Waiver and/or Expense Reimbursement (c)   (.20)%  (.21)%  (.20)%
                                          ------  ------  ------
Net Expenses                                .90%   1.60%   1.60%
                                          ======  ======  ======
-----------------------------------------------------------------


Examples


                 Class A Class B+ Class B++ Class C+ Class C++
--------------------------------------------------------------
After 1 year     $  513   $  463   $  163    $  263   $  163
After 3 years*   $  740   $  648   $  548    $  546   $  546
After 5 years*   $  986   $  959   $  959    $  955   $  955
After 10 years*  $1,689   $1,748   $1,748    $2,096   $2,096
--------------------------------------------------------------



Please refer to the footnotes on page 37.

New Jersey Portfolio


Operating Expenses


                                          Class A Class B Class C
-----------------------------------------------------------------
Management Fees                             .45%    .45%    .45%
Distribution and/or Service (12b-1) Fees    .30%   1.00%   1.00%
Other Expenses
  Transfer Agent                            .05%    .07%    .05%
  Other Expenses                            .19%    .20%    .20%
                                          ------  ------  ------
Total Other Expenses                        .24%    .27%    .25%
                                          ------  ------  ------
Total Portfolio Operating Expenses          .99%   1.72%   1.70%
                                          ======  ======  ======
Waiver and/or Expense Reimbursement (c)   (.12)%  (.15)%  (.13)%
                                          ------  ------  ------
Net Expenses                                .87%   1.57%   1.57%
                                          ======  ======  ======
-----------------------------------------------------------------


Examples


                 Class A Class B+ Class B++ Class C+ Class C++
--------------------------------------------------------------
After 1 year     $  510   $  460   $  160    $  260   $  160
After 3 years*   $  715   $  627   $  527    $  522   $  522
After 5 years*   $  937   $  918   $  918    $  910   $  910
After 10 years*  $1,575   $1,644   $1,644    $1,995   $1,995
--------------------------------------------------------------



New York Portfolio


Operating Expenses


                                                                  Advisor
                                          Class A Class B Class C  Class
-------------------------------------------------------------------------
Management Fees                             .45%    .45%    .45%    .45%
Distribution and/or Service (12b-1) Fees    .30%   1.00%   1.00%    None
Other Expenses
  Transfer Agent                            .05%    .06%    .05%    .03%
  Other Expenses                            .08%    .09%    .08%    .01%
                                          ------  ------  ------  ------
Total Other Expenses                        .13%    .15%    .13%    .04%
                                          ------  ------  ------  ------
Total Portfolio Operating Expenses          .88%   1.60%   1.58%    .49%
                                          ======  ======  ======  ======
Waiver and/or Expense Reimbursement (a)   (.13)%  (.15)%  (.13)%  (.04)%
                                          ------  ------  ------  ------
Net Expenses (b)                            .75%   1.45%   1.45%    .45%
                                          ======  ======  ======  ======
-------------------------------------------------------------------------


Examples


                                                               Advisor
                 Class A Class B+ Class B++ Class C+ Class C++  Class
----------------------------------------------------------------------
After 1 year     $  498   $  447   $  147    $  247   $  147    $ 46
After 3 years*   $  681   $  590   $  490    $  486   $  486    $153
After 5 years*   $  879   $  856   $  856    $  847   $  847    $270
After 10 years*  $1,451   $1,515   $1,515    $1,865   $1,865    $612
----------------------------------------------------------------------



Please refer to the footnotes on page 37.

Ohio Portfolio


Operating Expenses


                                          Class A Class B Class C
-----------------------------------------------------------------
Management Fees                             .45%    .45%    .45%
Distribution and/or Service (12b-1) Fees    .30%   1.00%   1.00%
Other Expenses
  Transfer Agent                            .05%    .06%    .05%
  Other Expenses                            .20%    .21%    .21%
                                          ------  ------  ------
Total Other Expenses                        .25%    .27%    .26%
                                          ------  ------  ------
Total Portfolio Operating Expenses         1.00%   1.72%   1.71%
                                          ======  ======  ======
Waiver and/or Expense Reimbursement (c)   (.15)%  (.17)%  (.16)%
                                          ------  ------  ------
Net Expenses                                .85%   1.55%   1.55%
                                          ======  ======  ======
-----------------------------------------------------------------


Examples


                 Class A Class B+ Class B++ Class C+ Class C++
--------------------------------------------------------------
After 1 year     $  508   $  458   $  158    $  258    $ 158
After 3 years*   $  715   $  625   $  525    $  523    $ 523
After 5 years*   $  939   $  916   $  916    $  912    $ 912
After 10 years*  $1,583   $1,647   $1,647    $2,003    $2003
--------------------------------------------------------------



Pennsylvania Portfolio


Operating Expenses


                                          Class A Class B Class C
-----------------------------------------------------------------
Management Fees                             .45%    .45%    .45%
Distribution and/or Service (12b-1) Fees    .30%   1.00%   1.00%
Other Expenses
  Transfer Agent                            .06%    .08%    .06%
  Other Expenses                            .22%    .22%    .23%
                                          ------  ------  ------
Total Other Expenses                        .28%    .30%    .29%
                                          ------  ------  ------
Total Portfolio Operating Expenses         1.03%   1.75%   1.74%
                                          ======  ======  ======
Waiver and/or Expense Reimbursement (c)   (.08)%  (.10)%  (.09)%
                                          ------  ------  ------
Net Expenses                                .95%   1.65%   1.65%
                                          ======  ======  ======
-----------------------------------------------------------------


Examples


                 Class A Class B+ Class B++ Class C+ Class C++
--------------------------------------------------------------
After 1 year     $  518   $  468   $  168    $  268   $  168
After 3 years*   $  731   $  641   $  541    $  539   $  539
After 5 years*   $  962   $  939   $  939    $  935   $  935
After 10 years*  $1,623   $1,688   $1,688    $2,043   $2,043
--------------------------------------------------------------



Please refer to the footnotes on page 37.

Virginia Portfolio


Operating Expenses


                                          Class A Class B Class C
-----------------------------------------------------------------
Management Fees                             .45%    .45%    .45%
Distribution and/or Service (12b-1) Fees    .30%   1.00%   1.00%
Other Expenses
  Transfer Agent                            .04%    .06%    .04%
  Other Expenses                            .17%    .16%    .17%
                                          ------  ------  ------
Total Other Expenses                        .21%    .22%    .21%
                                          ------  ------  ------
Total Portfolio Operating Expenses          .96%   1.67%   1.66%
                                          ======  ======  ======
Waiver and/or Expense Reimbursement (c)   (.24)%  (.25)%  (.24)%
                                          ------  ------  ------
Net Expenses                                .72%   1.42%   1.42%
                                          ======  ======  ======
-----------------------------------------------------------------


Examples


                 Class A Class B+ Class B++ Class C+ Class C++
--------------------------------------------------------------
After 1 year     $  495   $  445   $  145    $  245   $  145
After 3 years*   $  695   $  602   $  502    $  500   $  500
After 5 years*   $  911   $  884   $  884    $  880   $  880
After 10 years*  $1,532   $1,592   $1,592    $1,945   $1,945
--------------------------------------------------------------



Intermediate Diversified Municipal Portfolio


Operating Expenses


                                          Class A Class B Class C
-----------------------------------------------------------------
Management Fees                            .44%     .44%    .44%
Distribution and/or Service (12b-1) Fees   .30%    1.00%   1.00%
Other Expenses
  Transfer Agent                           .05%     .05%    .05%
  Other Expenses                           .03%     .04%    .04%
                                           ----    -----   -----
Total Other Expenses                       .08%     .09%    .09%
                                           ----    -----   -----
Total Portfolio Operating Expenses         .82%    1.53%   1.53%
                                           ====    =====   =====
-----------------------------------------------------------------


Examples


                Class A Class B+ Class B++ Class C+ Class C++
-------------------------------------------------------------
After 1 year    $  505   $  456   $  156    $  256   $  156
After 3 years   $  676   $  583   $  483    $  483   $  483
After 5 years   $  861   $  834   $  834    $  834   $  834
After 10 years  $1,395   $1,456   $1,456    $1,824   $1,824
-------------------------------------------------------------



Please refer to the footnotes on page 37.

Intermediate California Municipal Portfolio


Operating Expenses


                                          Class A Class B Class C
-----------------------------------------------------------------
Management Fees                            .48%     .48%    .48%
Distribution and/or Service (12b-1) Fees   .30%    1.00%   1.00%
Other Expenses
  Transfer Agent                           .05%     .05%    .05%
  Other Expenses                           .07%     .07%    .07%
                                           ----    -----   -----
Total Other Expenses                       .12%     .12%    .12%
                                           ----    -----   -----
Total Portfolio Operating Expenses         .90%     1.6%    1.6%
                                           ====    =====   =====
-----------------------------------------------------------------


Examples


                Class A Class B+ Class B++ Class C+ Class C++
-------------------------------------------------------------
After 1 year    $  513   $  463   $  163    $  263   $  163
After 3 years   $  700   $  605   $  505    $  505   $  505
After 5 years   $  902   $  871   $  871    $  871   $  871
After 10 years  $1,486   $1,541   $1,541    $1,900   $1,900
-------------------------------------------------------------



Intermediate New York Municipal Portfolio


Operating Expenses


                                          Class A Class B Class C
-----------------------------------------------------------------
Management Fees                            .48%     .48%    .48%
Distribution and/or Service (12b-1) Fees   .30%    1.00%   1.00%
Other Expenses
  Transfer Agent                           .05%     .06%    .06%
  Other Expenses                           .06%     .06%    .06%
                                           ----    -----   -----
Total Other Expenses                       .11%     .12%    .12%
                                           ----    -----   -----
Total Portfolio Operating Expenses         .89%    1.60%   1.60%
                                           ====    =====   =====
-----------------------------------------------------------------


Examples


                Class A Class B+ Class B++ Class C+ Class C++
-------------------------------------------------------------
After 1 year    $  512   $  463   $  163    $  263   $  163
After 3 years   $  697   $  605   $  505    $  505   $  505
After 5 years   $  897   $  871   $  871    $  871   $  871
After 10 years  $1,474   $1,535   $1,535    $1,900   $1,900
-------------------------------------------------------------


+ Assumes redemption at end of period and, with respect to shares held 10 years, conversion of Class B shares to Class A shares after 6 years.

++Assumes no redemption at end of period and, with respect to shares held 10 years, conversion of Class B shares to Class A shares after 6 years.

* These examples assume that the Adviser's agreement to waive advisory fees and/or reimburse Portfolio operating expenses is not extended beyond its current period.


(a)Effective January 1, 2009, new fee waivers and/or expense reimbursements were implemented for the National Portfolio, California Portfolio and New York Portfolio. Under the new arrangement, the Adviser has contractually agreed to waive its fees and bear certain expenses so that total operating expenses of the Portfolios do not exceed .75% for Class A shares, 1.45% for Class B shares, 1.45% for Class C shares and .45% for Advisor Class shares. This contractual agreement extends through the end of the Portfolios' current fiscal year and may be extended by the Adviser for additional one-year terms.

(b)Expense information has been restated to reflect current fees.

(c)The Adviser has contractually agreed to waive a portion of its advisory fee and/or reimburse this Portfolio for a portion of its operating expenses. This waiver extends through the Portfolio's current fiscal year and may be extended by the Adviser for additional one-year terms.

INVESTING IN THE PORTFOLIOS
--------------------------------------------------------------------------------


This section discusses how to buy, sell or redeem, or exchange different classes of shares in a Portfolio that are offered in this Prospectus. The Portfolios offer three classes of shares through this Prospectus except for the National Portfolio, the California Portfolio, and the New York Portfolio, which offer four classes of shares through this Prospectus (for all Portfolios, sales of Class B shares are currently limited as noted below). The Board of Directors of the AllianceBernstein Intermediate Municipal Portfolios is continuing to explore alternatives to simplify the current multiple class structure of these Portfolios. This could result in future changes including, but not limited to, the suspension of sales of one or more classes of the Portfolios' shares or other changes.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different ongoing distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" and "The 'Pros' and 'Cons' of Different Share Classes" below. Keep in mind that only Class A shares offer Quantity Discounts on sales charges, as described more fully under "Sales Charge Reduction Programs" below. Also, you can learn more about payments to brokers, financial planners, banks, insurance companies, registered investment advisors, pension plan consultants or other "financial intermediaries" who distribute shares of the Portfolios and your individual financial advisor under "Payments to Financial Advisors and Their Firms."


HOW TO BUY SHARES
Class A, Class B and Class C Shares


Effective January 31, 2009, sales of Class B shares of the Portfolios to new investors were suspended. Class B shares are only issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolios' Automatic Investment Program for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional Class B shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009.


You may purchase a Portfolio's Class A, Class B, or Class C shares through financial intermediaries, such as broker-dealers or banks. You also may purchase shares directly from the Portfolios' principal underwriter, AllianceBernstein Investments, Inc., or ABI.

Purchases Minimums and Maximums

Minimums:*

--Initial:                     $2,500
--Subsequent:                  $   50


*These purchase minimums may not apply to accounts established in connection with the Automatic Investment Program and to some retirement-related investment programs. Please see "Retirement Plans, Tax-Deferred Accounts and Employee Benefit Plans" and "Automatic Investment Program", respectively, below. Additionally, these investment minimums do not apply to persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI.


Maximum Individual Purchase Amount:

--Class A shares                     None
--Class B shares               $  100,000
--Class C shares               $1,000,000

Your broker or financial advisor must receive your purchase request by 4:00 p.m., Eastern time, and submit it to the Portfolio by a pre-arranged time for you to receive the next-determined net asset value or NAV, less any applicable initial sales charge.

If you are an existing Portfolio shareholder and you have completed the appropriate section of the Mutual Fund Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding $500,000. AllianceBernstein Investor Services, Inc., or ABIS, must receive and confirm telephone requests before 4:00 p.m., Eastern time, to receive that day's public offering price. Call 800-221-5672 to arrange a transfer from your bank account.


Advisor Class Shares
You may purchase Advisor Class shares of the National, California and New York Portfolios through your financial advisor at NAV. Advisor Class shares may be purchased and held solely:

.. through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI;

.. through a defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least $10,000,000 in assets and that purchases shares directly without the involvement of a financial intermediary; and

.. by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

If required by a Portfolio's Multi-Class Plan, all Advisor Class shares held by a shareholder may convert automatically to Class A shares of the same Portfolio if a holder of the shares (i) ceases to participate in a fee-based program or plan or (ii) is otherwise no longer eligible to purchase Advisor Class shares. The Portfolio will provide the shareholder with at least 30 days' advance notice of such a conversion. The conversion would occur on the basis of the relative NAV of the two classes and without the imposition of any sales load, fee or other charge. Class A shares have a higher expense ratio, may pay lower dividends and may have a lower NAV than Advisor Class shares.

See a Portfolio's SAI for more detailed information about who may purchase and hold Advisor Class shares.

Retirement Plans, Tax-Deferred Accounts and Employee Benefit Plans

Special eligibility rules apply to some retirement and employee benefit plans. Although the Portfolios offer their shares to various types of tax-deferred accounts as described below, investments in the Portfolios may not be appropriate for tax-deferred accounts because the Portfolios' returns consist primarily of tax-exempt interest income. Except as indicated, there are no investment minimums for the plans listed below. Class A shares are available to:

..  Traditional and Roth IRAs (the minimums listed in the table above apply);

..  SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans;

.. all 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Portfolio ("group retirement plans") with assets of $1,000,000 or more;


.. AllianceBernstein-sponsored Coverdell Education Savings Accounts ($2,000 initial investment minimum, $150 Automatic Investment Program monthly minimum);


..  AllianceBernstein-sponsored group retirement plans;

..  AllianceBernstein Link, AllianceBernstein Individual 401(k), and
   AllianceBernstein SIMPLE IRA plans; and

.. Certain defined contribution retirement plans that do not have plan level or omnibus accounts on the books of a Portfolio.

Group retirement plans that selected Class B shares as an investment alternative under their plan before September 2, 2003 may continue to purchase Class B shares.


Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k), and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and 100 employees and to group retirement plans with plan assets of less than $1,000,000.

Required Information

A Portfolio is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). A Portfolio may also ask to see other identifying documents. If you do not provide the information, the Portfolio will not be able to open your account. If a Portfolio is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Portfolio believes it has identified potential criminal activity, the Portfolio reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or resident alien, your account must be affiliated with a Financial Industry Regulatory Authority, or FINRA, member firm.

A Portfolio is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any individual shareholder who has not provided the Portfolio with his or her certified taxpayer identification number. To avoid this, you must provide your correct tax identification number (social security number for most investors) on your Mutual Fund Application.


General
ABI may refuse any order to purchase shares. Each Portfolio reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES

This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service (Rule 12b-1) fees, initial sales charges and/or CDSCs. Please see below for a discussion of how CDSCs are calculated. If you are not eligible to buy Advisor Class shares, you will need to choose among Class A, Class B (subject to the limitations on sales of Class B shares described above) and Class C shares. Only Class A shares offer Quantity Discounts, as described below under "Sales Charge Reduction Programs".


                           WHAT IS A RULE 12b-1 FEE?
  A Rule 12b-1 fee is a fee deducted from a Portfolio's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The amount of each share class's Rule 12b-1 fee, if any, is disclosed below and in the relevant Portfolio's fee table near the front of the Prospectus.

Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees

Each Portfolio has adopted plans under Securities and Exchange Commission (the "Commission") Rule 12b-1 that allow the Portfolio to pay asset-based sales charges or distribution and/or service fees for the distribution and sale of its shares. The amount of these fees for each class of the Portfolio's shares is up to:



                                  Distribution and/or Service
                                    (Rule 12b-1) Fee (As a
                                    Percentage of Aggregate
                                   Average Daily Net Assets)
                   ------------------------------------------
                   Class A                   0.30%
                   Class B                   1.00%
                   Class C                   1.00%
                   Advisor Class             None



Because these fees are paid out of a Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher Rule 12b-1 fees than Class A shares. Class B shares are subject to these higher fees for a period of six years, after which they convert to Class A shares. The higher fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares. All or some of these fees may be paid to financial intermediaries, including your financial advisor's firm.


Class A Shares - Initial Sales Charge Alternative

You can purchase Class A shares at their public offering price (or cost), which is NAV plus an initial sales charge of up to 4.25% of the offering price. Purchases of Class A shares in the amount of $1,000,000 or more are not subject to a sales charge but, if redeemed within one year, may be subject to a CDSC of up to 1%. When a non-AllianceBernstein sponsored group retirement plan terminates a Portfolio within one year, all investments in Class A shares of a Portfolio through the plan are subject to a 1% CDSC upon redemption. In addition, when a group retirement plan ceases to participate in an AllianceBernstein-sponsored group retirement plan program within one year, investments in a Portfolio's Class A shares through the plan are subject to a 1% CDSC upon redemption.


Class B Shares - Deferred Sales Charge Alternative

Effective January 31, 2009, sales of Class B shares of the Portfolios to new investors were suspended. Class B shares are only issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund's Automatic Investment Program for accounts that established the Program prior to January 31, 2009, and
(iv) for purchases of additional Class B shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009.

You can purchase Class B shares at NAV (subject to the limitations on the sale of Class B shares described above) without an initial sales charge. This means that the full amount of your purchase is invested in the Portfolio. Your investment, however, is subject to a CDSC if you redeem shares within three years of purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts for Class B shares are:



                          Year Since Purchase    CDSC
                          ----------------------------
                          First                  3.00%
                          Second                 2.00%
                          Third                  1.00%
                          Fourth and thereafter  None

If you exchange your shares for the Class B shares of another AllianceBernstein Mutual Fund, the CDSC also will apply to the Class B shares received. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares or purchase of CollegeBoundfund units.

Class B shares purchased for cash automatically convert to Class A shares six years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another AllianceBernstein Mutual Fund, the conversion period runs from the date of your original purchase.

Class C Shares - Asset-Based Sales Charge Alternative

You can purchase Class C shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in a Portfolio. Your investment, however, is subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another AllianceBernstein Mutual Fund, the 1% CDSC also will apply to the Class C shares received. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.

Class C shares do not convert to any other class of shares of a Portfolio.


                          HOW IS THE CDSC CALCULATED?
  The CDSC is applied to the lesser of NAV at the time of redemption or the original cost of shares being redeemed (or, as to Portfolio shares acquired through an exchange, the cost of the AllianceBernstein Mutual Fund shares originally purchased for cash). This means that no sales charge is assessed on increases in NAV above the initial purchase price. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. In determining the CDSC, it will be assumed that the redemption is, first, of any shares not subject to a CDSC and, second, of shares held the longest.


Advisor Class Shares - Fee-Based Program Alternative
You may purchase Advisor Class shares of the National, California and New York Portfolios through your financial advisor. Advisor Class shares are not subject to any initial or contingent sales charges. However, when you purchase Advisor Class shares through your financial advisor, your financial advisor may charge a fee. Advisor Class shares are not available to everyone. See "How to Buy Shares" above.


SALES CHARGE REDUCTION PROGRAMS
This section includes important information about sales charge reduction programs available to investors in Class A shares and describes information or records you may need to provide to a Portfolio or your financial intermediary in order to be eligible for sales charge reduction programs.


Information about sales charge reduction programs also is available free of charge and in a clear and prominent format on our website at www.AllianceBernstein.com (click on "U.S. Investors & Financial Advisors" then "Investment Insights--Investor Education" then "Sales Charge Reduction Programs"). More information on Breakpoints and other sales charge waivers is available in the Portfolios' SAIs.


Required Shareholder Information and Records

In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify a Portfolio that the shareholder qualifies for a reduction. Without notification, the Portfolio is unable to ensure that the reduction is applied to the shareholder's account. A shareholder may have to provide information or records to his or her financial intermediary or the Portfolio to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Portfolio or other AllianceBernstein Mutual Funds held in:


.. all of the shareholder's accounts at the Portfolios or a financial intermediary;

..  any account of the shareholder at another financial intermediary; and

.. accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.

           You Can Reduce Sales Charges When Buying Class A Shares.

Breakpoints or Quantity Discounts Offered by the Portfolios
The Portfolios offer investors the benefit of discounts on the sales charges that apply to purchases of Class A shares in certain circumstances. These discounts, which are also known as Breakpoints, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your Class A investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

Breakpoints or Quantity Discounts allow larger investments in Class A shares to be charged lower sales charges. A shareholder investing more than $100,000 in Class A shares of a Portfolio is eligible for a reduced sales charge. Initial sales charges are eliminated completely for purchases of $1,000,000 or more, although a 1%, 1-year CDSC may apply.

The sales charge schedule of Class A share Quantity Discounts is as follows:

                                            Initial Sales Charge
                                            ------------------
                                             As % of    As % of
                                            Net Amount  Offering
                 Amount Purchased            Invested    Price
                 -----------------------------------------------
                 Up to $100,000                4.44%      4.25%
                 $100,000 up to $250,000       3.36       3.25
                 $250,000 up to $500,000       2.30       2.25
                 $500,000 up to $1,000,000     1.78       1.75
                 $1,000,000 and above          0.00       0.00

Rights of Accumulation

To determine if a new investment in Class A shares is eligible for a Quantity Discount, a shareholder can combine the value of the new investment in a Portfolio with the value of existing investments in the Portfolio, any other AllianceBernstein Mutual Fund, AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the shareholder, his or her spouse or domestic partner, or child under the age of 21 is the participant. The AllianceBernstein Mutual Funds use the current NAV of your existing investments when combining them with your new investment.


Combined Purchase Privileges
A shareholder may qualify for a Quantity Discount by combining purchases of shares of a Portfolio into a single "purchase." A "purchase" means a single purchase or concurrent purchases of shares of a Portfolio or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by:

.. an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts;

.. a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved;

..  the employee benefit plans of a single employer; or

.. any company that has been in existence for at least six months or has a purpose other than the purchase of shares of the Portfolio.

Letter of Intent

An investor may not immediately invest a sufficient amount to reach a Quantity Discount, but may plan to make one or more additional investments over a period of time that, in the end, would qualify for a Quantity Discount. For these situations, the Portfolios offer a Letter of Intent, which permits the investor to express the intention, in writing, to invest at least $100,000 in Class A shares of a Portfolio or any AllianceBernstein Mutual Fund within 13 months. The Portfolio will then apply the Quantity Discount to each of the investor's purchases of Class A shares that would apply to the total amount stated in the Letter of Intent. If an investor fails to invest the total amount stated in the Letter of Intent, the Portfolio will retroactively collect the sales charges otherwise applicable by redeeming shares in the investor's account at their then current NAV. Investors qualifying for a Combined Purchase Privilege may purchase shares under a single Letter of Intent.


Other Programs
Class A shareholders may be able to purchase additional Class A shares with a reduced or eliminated sales charge through the following AllianceBernstein programs: Dividend Reinvestment Program, Dividend Direction Plan and Reinstatement Privilege. These additional programs are described under "CDSC Waivers and Other Programs" below.

Class A Shares - Sales at NAV
The Portfolios may sell their Class A shares at NAV without an initial sales charge to some categories of investors, including:

..  all AllianceBernstein-sponsored group retirement plans;

..  group retirement plans;

..  AllianceBernstein Link, AllianceBernstein Individual 401(k), and
   AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees;

.. investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's AllianceBernstein Institutional Investment Management Division;

.. plan participants who roll over amounts distributed from employer maintained retirement plans to AllianceBernstein-sponsored IRAs where the plan is a client of or serviced by AllianceBernstein's Institutional Investment Management or Bernstein Global Wealth Management Divisions, including subsequent contributions to those IRAs;

.. present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Adviser, ABI, ABIS and their affiliates or their spouses or domestic partners, siblings, direct ancestors or direct descendants or any trust, individual retirement account or retirement plan account for the benefit of such person;

.. officers, directors and present full-time employees of selected dealers or agents, their spouses or domestic partners, or any trust, individual retirement account or retirement plan account for the benefit of such person; or

.. persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which persons pay an asset-based fee for services in the nature of investment advisory or administrative services.


CDSC WAIVERS AND OTHER PROGRAMS

        Here Are Some Ways To Avoid Or Minimize Charges On Redemption.

CDSC Waivers
The Portfolios will waive the CDSCs on redemptions of shares in the following circumstances, among others:

..  permitted exchanges of shares;

..  following the death or disability of a shareholder;

.. if the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 70 1/2 ;

.. if the proceeds of the redemption are invested directly in a CollegeBoundfund account; or

.. if the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to allocate his or her plan account among other investment alternatives available under a group retirement plan.

Dividend Reinvestment Program
Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of a Portfolio under the Portfolio's Dividend Reinvestment Program. There is no initial sales charge or CDSC imposed on shares issued pursuant to the Dividend Reinvestment Program.

Dividend Direction Plan
A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct the automatic investment of income dividends and/or capital gains by one Portfolio, in any amount, without the payment of any sales charges, in shares of the same class of one or more other AllianceBernstein Mutual Fund(s).

Automatic Investment Program

The Automatic Investment Program allows investors to purchase shares of a Portfolio through pre-authorized transfers of funds from the investor's bank account. Under the Automatic Investment Program, an investor may (i) make an initial purchase of at least $2,500 and invest at least $50 monthly or
(ii) make an initial purchase of less than $2,500 and commit to a monthly investment of $200 or more until the investor's account balance is $2,500 or more. Shareholders who committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 will be able to continue their program despite the $50 monthly minimum discussed above. As of January 31, 2009, the Automatic Investment Program will be available for purchase of Class B shares only if a shareholder was enrolled in the program prior to January 31, 2009. Please see a Portfolio's SAI for more details.


Reinstatement Privilege
A shareholder who has redeemed all or any portion of his or her Class A or Class B shares may reinvest all or any portion of the proceeds from the redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, if the reinvestment is made within 120 calendar days after the redemption date, and, for Class B shares, a

CDSC has been paid and ABI has approved, at its discretion, the reinstatement of the shares. The reinstatement privilege for Class B shares is not available after January 31, 2009.


Systematic Withdrawal Plan
The Portfolios offer a systematic withdrawal plan that permits the redemption of Class A, Class B or Class C shares without payment of a CDSC. Under this plan, redemptions equal to 1% a month, 2% every two months or 3% a quarter of the value of a Portfolio account would be free of a CDSC. Shares would be redeemed so that Class B shares not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) would be redeemed first and Class B shares that are held the longest would be redeemed next. For Class A and Class C shares, shares held the longest would be redeemed first.

SPECIAL DISTRIBUTION ARRANGEMENTS FOR GROUP RETIREMENT PLANS

Each Portfolio offers special distribution arrangements for group retirement plans and employee benefit plans, including employer-sponsored, tax-qualified 401(k) plans, and other defined contribution plans (the "Plans"). However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements for the Plans as to the purchase, sale or exchange of shares of a Portfolio, including maximum and minimum initial investment requirements, which are different from those described in this Prospectus and a Portfolio's SAI. Therefore, plan sponsors or fiduciaries may not impose the same share class eligibility standards as set forth in the Prospectus and a Portfolio's SAI. The Plans also may not offer all classes of shares of a Portfolio. A Portfolio is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.


Class A shares are available at NAV to all AllianceBernstein-sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and to AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees. Class A shares are also available at NAV to group retirement plans with plan assets of $1,000,000 or more. When a non-AllianceBernstein sponsored group retirement plan terminates a Portfolio as an investment option, all investments in Class A shares of that Portfolio through the plan are subject to a 1%, 1-year CDSC upon redemption. Furthermore, when a group retirement plan ceases to participate in an AllianceBernstein-sponsored group retirement plan program, investments in the Portfolios' Class A shares through the plan are subject to a 1%, 1-year CDSC upon redemption.

Class C shares are available to group retirement plans with plan level assets of less than $1,000,000 and to AllianceBernstein Link, AllianceBernstein Individual 401(k), and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and 100 employees.

THE "PROS" AND "CONS" OF DIFFERENT SHARE CLASSES
The decision as to which class of shares is most beneficial to you depends on the amount and intended length of your investment. If you are making a large investment that qualifies for a reduced sales charge, you might consider purchasing Class A shares. Class A shares, with their lower Rule 12b-1 fees, are designed for investors with a long-term investing time frame.


Although investors in Class B shares do not pay an initial sales charge, Class B shares can be more costly than Class A shares before they convert to Class A shares due to their substantially higher Rule 12b-1 fees. Class B shares redeemed within three years of purchase are also subject to a CDSC. Class B shares are designed for investors with an intermediate-term investing time frame.


Class C shares should not be considered as a long-term investment because they do not convert to Class A shares and are subject to a higher distribution fee indefinitely. Class C shares do not, however, have an initial sales charge or a CDSC so long as the shares are held for one year or more. Class C shares are designed for investors with a short-term investing time frame.

Your financial intermediary may receive differing compensation for selling Class A, Class B, or Class C shares. See "Payments to Financial Advisors and their Firms" below.

Choosing a Class of Shares for Group Retirement Plans

Group retirement plans with plan assets of $1,000,000 or more are eligible to purchase Class A shares at NAV. In addition, under certain circumstances, the 1%, 1-year CDSC may be waived. Class C shares are available to group retirement plans with plan level assets of less than $1,000,000.


Other

A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, or other financial intermediary, with respect to the purchase, sale, or exchange of Class A, Class B, Class C or Advisor Class shares made through your financial advisor. The financial intermediaries or your fee-based program also may impose requirements on the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by the Portfolios, including requirements as to the minimum initial and subsequent investment amounts.


You should consult your financial advisor for assistance in choosing a class of Portfolio shares.

PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS
Financial intermediaries market and sell shares of the Portfolios. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Portfolios. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Portfolios may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

                       WHAT IS A FINANCIAL INTERMEDIARY?

  A financial intermediary is a firm that receives compensation for selling shares of the Portfolios offered in this prospectus and/or provides services to the Portfolios' shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisor, banks, pension plan consultants and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.


In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1,000,000 or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

In the case of Class B shares, ABI will pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

In the case of Class C shares, ABI will pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees.


  Your financial advisor's firm receives compensation from the Portfolios, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

  - upfront sales commissions;
  - Rule 12b-1 fees;
  - additional distribution support;
  - defrayal of costs for educational seminars and training; and
  - payments related to providing shareholder record-keeping and/or transfer agency services.

  Please read this Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support
In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transactional charges.


For 2009, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately .04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $21,000,000. In 2008, ABI paid approximately .04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $21,000,000 for distribution services and educational support related to the AllianceBernstein Mutual Funds.


A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.


The Portfolios and ABI also make payments for sub-accounting or shareholder servicing to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Management of the Portfolios--Transfer Agency and Retirement Plan Services" below. These expenses paid by the Portfolios are included in "Other Expenses" under "Fees and Expenses of the Portfolios--Annual Portfolio Operating Expenses" in the Prospectus.

  If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

  Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Portfolios, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

As of the date of this Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:



  AIG Advisor Group
  Ameriprise Financial Services
  AXA Advisors

  Bank of America

  Cadaret, Grant & Co.
  CCO Investment Services Corp.


  Chase Investment Services
  Citigroup Global Markets
  Commonwealth Financial Network
  Donegal Securities


  ING Advisors Network
  LPL Financial Corporation


  Merrill Lynch


  Morgan Stanley


  Raymond James

  RBC Capital Markets Corporation

  Robert W. Baird


  UBS AG
  UBS Financial Services
  Wachovia Securities
  Wells Fargo Investments


Although the Portfolios may use brokers and dealers that sell shares of the Portfolios to effect portfolio transactions, the Portfolios do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.


HOW TO EXCHANGE SHARES

You may exchange your Portfolio shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser). Exchanges of shares are made at the next-determined NAV, without sales or service charges. All exchanges are subject to the minimum investment requirements set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. You may request an exchange by mail or telephone. In order to receive a day's NAV, ABIS or your financial intermediary must receive and confirm your telephone exchange request by 4:00 p.m., Eastern time, on that day. The Portfolios may modify, restrict, or terminate the exchange privilege on 60 days' written notice. Please see the Portfolios' SAIs for more details.

HOW TO SELL OR REDEEM SHARES

You may "redeem" your shares (i.e., sell your shares to a Portfolio) on any day the New York Stock Exchange, or Exchange, is open, either directly or through your financial intermediary. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Portfolio receives your redemption request in proper form. Normally, redemption proceeds are sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Portfolio is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). For Advisor Class shares, if you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial advisor.


Selling Shares Through Your Broker or Other Financial Advisor

Your broker or financial advisor must receive your sales request by 4:00 p.m., Eastern time, and submit it to a Portfolio by a pre-arranged time for you to receive the next-determined NAV, less any applicable CDSC. Your broker or financial advisor is responsible for submitting all necessary documentation to the Portfolio and may charge you a fee for this service.

Selling Shares Directly to a Portfolio

By Mail:
.. Send a signed letter of instruction or stock power, along with certificates, to:

          AllianceBernstein Investor Services, Inc.
          P.O. Box 786003
          San Antonio, TX 78278-6003

..  For certified or overnight deliveries, send to:

          AllianceBernstein Investor Services, Inc.
          8000 IH 10 W, 4th floor
          San Antonio, TX 78230

.. For your protection, a bank, a member firm of a national stock exchange, or other eligible guarantor institution, must guarantee signatures. Stock power forms are available from your financial intermediary, ABIS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact ABIS.

By Telephone:
.. You may redeem your shares for which no stock certificates have been issued by telephone request. Call ABIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

.. ABIS must receive and confirm a telephone redemption request by 4:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC.

.. For your protection, ABIS will request personal or other information from you to verify your identity and will generally record the calls. Neither a Portfolio nor the Adviser, ABIS, ABI or other Portfolio agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on your behalf that ABIS reasonably believes to be genuine.

..  If you have selected electronic funds transfer in your Mutual Fund
   Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.


..  Redemption requests by electronic funds transfer or check may not exceed
   $100,000 per Portfolio account per day.

.. Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

FREQUENT PURCHASES AND REDEMPTIONS OF PORTFOLIO SHARES
Each Portfolio's Board of Directors/Trustees (the "Board") has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Portfolio shareholders. These policies are described below. The Portfolios reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

Risks Associated With Excessive Or Short-Term Trading Generally. While the Portfolios will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Portfolio's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Portfolio's shares may force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Portfolio may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a Portfolio may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Portfolio performance.

Significant investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a fund calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price (referred to as "time zone arbitrage"). This risk is generally not applicable to the Portfolios because they do not invest in foreign securities.


Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid. A fund that invests in such securities has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All Portfolios may be adversely affected by price arbitrage.


Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Portfolios should be made for investment purposes only. The Portfolios seek to prevent patterns of excessive purchases and sales or exchanges of Portfolio shares. The Portfolios will seek to prevent such practices to the extent they are detected by the procedures described below. The Portfolios reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

..  Transaction Surveillance Procedures. The Portfolios, through their agents,
   ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing transactions in Portfolio shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Portfolio shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Portfolios may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

.. Account Blocking Procedures. If the Portfolios determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Portfolio account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Portfolio shares back to a Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Portfolio that the account holder did not or will not in the future engage in excessive or short-term trading.

..  Applications of Surveillance Procedures and Restrictions to Omnibus
   Accounts. Omnibus account arrangements are common forms of holding shares of the Portfolios, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Portfolios apply their surveillance procedures to these omnibus account arrangements. As required by Commission rules, the Portfolios have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Portfolios, upon request of the Portfolios or their agents, with individual account level information about their transactions. If the Portfolios detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Portfolios to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Portfolio shares. For certain retirement plan accounts, the Portfolios may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Portfolio shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-Term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in a Portfolio that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value, the shareholder recently paid an initial sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and avoid frequent trading in Portfolio shares.


Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Portfolios and their agents to detect excessive or short duration trading in Portfolio shares, there is no guarantee that the Portfolios will be able to identify these shareholders or curtail their trading practices. In particular, the Portfolios may not be able to detect excessive or short-term trading in Portfolio shares attributable to a particular investor who effects purchase and/or exchange activity in Portfolio shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Portfolio shares.

HOW THE PORTFOLIOS VALUE THEIR SHARES
Each Portfolio's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, a Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Portfolio invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the NAV of the Portfolio's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Portfolio.

The Portfolios value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of each Portfolio's Board. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. A Portfolio may determine fair value based upon developments related to a specific security and/or U.S. sector or broader stock market indices. The prices of securities used by the Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Securities for which market quotations are not readily available or deemed unreliable (including restricted securities) are valued at fair market value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer or analysts, or by analysis of the issuer's financial statements. The Portfolios may value these securities using fair value prices based on independent pricing services.

Subject to the Board's oversight, each Portfolio's Board has delegated responsibility for valuing a Portfolio's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Portfolio's assets on behalf of the Portfolio. The Valuation Committee values Portfolio assets as described above.

Your order for purchase, sale, or exchange of shares is priced at the next-determined NAV after your order is received in proper form by the Portfolio.

MORE INFORMATION ABOUT THE PORTFOLIOS AND THEIR INVESTMENTS
--------------------------------------------------------------------------------


This section of the Prospectus provides additional information about the Portfolios' investment objectives, investment practices and risks. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them. This Prospectus does not describe all of a Portfolio's investment practices and additional descriptions of each Portfolio's strategies, investments, and risks can be found in a Portfolio's SAI.


Municipal Securities. The two principal classifications of municipal securities are bonds and notes. Municipal bonds are intended to meet longer-term capital needs while municipal notes are intended to fulfill short-term capital needs. Municipal notes generally have original maturities not exceeding one year. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, variable rate demand obligations, and tax-exempt commercial paper.

Municipal securities are typically classified as "general obligation" or "revenue" or "special obligation" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. Each Portfolio may invest more than 25% of its net assets in revenue bonds, which generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Each AllianceBernstein Municipal Portfolio may invest more than 25% of its total assets in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

The Portfolios may invest in municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality's pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.

Current federal tax law distinguishes between municipal securities issued to finance certain private activities ("private activity bonds") and other municipal securities. Private activity bonds, most of which are AMT-Subject bonds and are also revenue bonds, include bonds issued to finance such projects as airports, housing projects, resource recovery programs, solid waste disposal facilities, and student loan programs.


The high tax-free yields sought by the AllianceBernstein Municipal Portfolios are generally obtainable from medium-quality municipal securities rated A or Baa by Moody's, or A or BBB by S&P or Fitch. It is expected that normally no AllianceBernstein Municipal Portfolio will retain a municipal security downgraded below Caa by Moody's and CCC by S&P and Fitch, an unrated municipal security, determined by the Adviser to have undergone similar credit quality deterioration or a defaulted municipal security. The Adviser may, however, choose to retain such a security if it determines that doing so is in the best interests of the AllianceBernstein Municipal Portfolio and its shareholders; provided, however, that downgraded or defaulted municipal securities will at no time comprise more than 10% of a Portfolio's net assets. It is generally expected that the AllianceBernstein Intermediate Municipal Portfolios will not retain a security downgraded below B by Moody's, S&P and Fitch or if unrated, determined by the Manager to have undergone similar credit quality deterioration.

Unrated municipal securities may be purchased by a Portfolio when the Adviser believes that the financial condition of the issuers of such obligations or the protections afforded by their terms limit risk to a level comparable to that of rated securities that are consistent with the Portfolio's investment policies.

As of the Portfolios' fiscal years ended in 2008, the percentages of the Portfolios' total assets invested in securities rated in particular rating categories by S&P or, if not rated by S&P, considered by the Adviser to be of equivalent quality to such ratings, and the percentage of the Portfolios' net assets invested in AMT-Subject bonds, were as follows:



                                                                        Below
                                                                      Investment AMT-Subject
Portfolio                                             AAA AA   A  BBB   Grade       Bonds
--------------------------------------------------------------------------------------------
AllianceBernstein Municipal Portfolios:
--------------------------------------------------------------------------------------------
        National                                      28% 34% 17% 14%     7%         11%
        National II                                   51  30  16   3      0           0
        Arizona                                       37  35  11  15      2           8
        California                                    37  30  17  13      3          10
        Florida                                       35  25  17  16      7          22
        Massachusetts                                 47  24  18   9      2          12
        Michigan                                      53  24   9  13      1          14
        Minnesota                                     60  22  12   4      2          18
        New Jersey                                    28  25  33  12      2          20
        New York                                      29  49  11   7      4          12
        Ohio                                          35  36  17  10      2           9
        Pennsylvania                                  40  18  19  14      9          10
        Virginia                                      32  43  14   5      6          22

AllianceBernstein Intermediate Municipal Portfolios:
--------------------------------------------------------------------------------------------
        Intermediate Diversified Municipal            28  49  11   5      4           2
        Intermediate California Municipal             39  37  14   4      4           3
        Intermediate New York Municipal               43  43   3   3      4           2



Insured Bonds. The Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research.

The ratings of most insurance companies have been downgraded and it is possible that an insurance company may become insolvent. If an insurance company's rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of the Portfolios' fiscal years ended in 2008, the

Portfolios' percentage of net assets in insured bonds and the respective amounts of which are pre-refunded bonds (bonds that are backed or secured by U.S. treasury bonds) were as follows:



Portfolio                                             Insured Bonds Pre-Refunded Bonds
--------------------------------------------------------------------------------------
AllianceBernstein Municipal Portfolios:
--------------------------------------------------------------------------------------
   National Portfolio                                      44%               4%
   National Portfolio II                                   89%              40%
   Arizona Portfolio                                       47%               9%
   California Portfolio                                    44%               8%
   Florida Portfolio                                       49%               0%
   Massachusetts Portfolio                                 47%               8%
   Michigan Portfolio                                      41%              15%
   Minnesota Portfolio                                     44%               8%
   New Jersey Portfolio                                    53%               9%
   New York Portfolio                                      40%               5%
   Ohio Portfolio                                          50%              19%
   Pennsylvania Portfolio                                  66%              22%
   Virginia Portfolio                                      32%               0%

AllianceBernstein Intermediate Municipal Portfolios:
--------------------------------------------------------------------------------------
   Intermediate Diversified Municipal Portfolio            50%               8%
   Intermediate California Municipal Portfolio             66%              18%
   Intermediate New York Municipal Portfolio               45%               9%



The Adviser believes that downgrades in insurance company ratings or insurance company insolvencies present limited risk to the Portfolios. The generally investment grade underlying credit quality of the insured municipal securities reduces the risk of a significant reduction in the value of the insured municipal security.


Derivatives. Derivatives are financial contracts whose value depend on, or are derived from, the value of an underlying asset, reference rate or index. Each Portfolio may, but is not required to, use derivatives for risk management purposes or as part of its investment strategies. A Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.


There are four principal types of derivatives, including options, futures, forwards and swaps, which are described below. Derivatives may be
(i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated. From the four principal types of derivative instruments, virtually any type of derivative transaction can be created.


A Portfolio's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; the risk that adverse price movements in an instrument can result in a loss substantially greater than the Portfolio's initial investment in that instrument (in some cases, the potential loss is unlimited); and the risk that the counterparty will not perform its obligations.

The Portfolios may use the following types of derivatives.


.. Forwards Contracts. A forward contract is a customized, privately negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. A forward contract is either settled by physical delivery of the commodity or tangible asset to an agreed-upon location at a future date, rolled forward into a new forward contract or, in the case of a non-deliverable forward, by a cash payment at maturity.

.. Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate, or index) at a specific price on the contract maturity date. Futures contracts are standardized exchange-traded instruments and are fungible, meaning they are considered to be perfect substitutes for each other. This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method by which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset, but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Futures contracts that a Portfolio may buy and sell may include futures contracts on municipal securities, U.S. Government securities and contracts based on any index of municipal securities, U.S. Government securities, or financial indices or reference rates.

.. Options. An option (which may be standardized and exchange-traded or customized and privately negotiated) is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call" option) or sell (a "put" option) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. A Portfolio may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. The Portfolios' investments in options include the following:

 - Options on Municipal and U.S. Government Securities. In an effort to increase current income and to reduce fluctuations in net asset value, the Portfolios may write covered put and call options and purchase put and call options on municipal securities, U.S. Government securities and financial indices or reference rates. Portfolios may also enter into options on the yield "spread" or yield differential between two securities. In contrast to other types of options, this option is based on the difference between the yields of designated securities, futures or other instruments. In addition, the Portfolios may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security. In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

   A Portfolio that purchases or writes privately negotiated options on securities will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser. The Adviser has adopted procedures for monitoring the creditworthiness of such counterparties.

 - Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

.. Swap Transactions. A swap is a customized, privately-negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) for a specified amount of an underlying asset (the "notional" principal amount). The notional principal amount is used solely to calculate the payment stream, but is not exchanged. The Portfolios' investments in swap transactions include the following:

 - Interest Rate Swaps. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).


 - Inflation (CPI) Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index. A Portfolio will enter into inflation swaps on a net basis. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each inflation swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate NAV at least equal to the accrued excess will be segregated by the Portfolio. The values of inflation swap agreements are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of an inflation swap agreement. Additionally, payments received by a Portfolio from inflation swap agreements will result in taxable income, either as ordinary income or capital gains, rather than tax-exempt income, which will increase the amount of taxable distributions received by shareholders.


 - Swaptions, Caps and Floors. An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

   The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.


   There is no limit on the amount of interest rate transactions that may be entered into by a Portfolio that is permitted to enter into such transactions.


   Each Portfolio that may enter into interest rate swap, swaptions, cap or floor transactions expects to do so primarily for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. The AllianceBernstein Intermediate Municipal Portfolios may also enter into these transactions as a duration management technique. The Portfolios do not intend to use these transactions in a speculative manner.

   Unless there is a counterparty default, the risk of loss with respect to interest rate swap transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive.


 - Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Portfolio may be either the buyer or seller in the transaction. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. The value of the reference obligation received by a Portfolio coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio. If the reference obligation is a defaulted security, physical delivery of the security will cause a Portfolio to hold a defaulted security. If a Portfolio is a buyer and no credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.


   Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

..  Other Derivatives--

 - Structured Instruments. As part of its investment program and to maintain greater flexibility, each Portfolio may invest in structured instruments. Structured instruments, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a structured instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, structured instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

   Structured instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular structured instrument, changes in a Benchmark may be magnified by the terms of the structured instrument and have an even more dramatic and substantial effect upon the value of the structured instrument. Also, the prices of the structured instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

   Structured instruments can have volatile prices and limited liquidity, and their use by a Portfolio may not be successful. The risk of these investments can be substantial; possibly all of the principal is at risk. No Portfolio will invest more than 20% of its total assets in these investments.

Forward Commitments. Each Portfolio may purchase or sell municipal securities on a forward commitment basis. Forward commitments are forward contracts for the purchase or sale of securities, including purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date.

Illiquid Securities. Under current Commission guidelines, the Portfolios limit their investments in illiquid securities to 15% of their net assets. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount a Portfolio has valued the securities. A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 or certain commercial paper) may be treated as liquid, although they may be less liquid than securities traded on established secondary markets.


Investments in Other Investment Companies. Each of the Portfolios except the AllianceBernstein Intermediate Municipal Portfolios may invest in other investment companies as permitted by the 1940 Act or the rules and regulations thereunder. The Portfolios may invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. If a Portfolio acquires shares in investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Portfolio's expenses. A Portfolio may also invest in exchange-traded funds, subject to the restrictions and limitations of the 1940 Act.

Preferred Stock. Each Portfolio may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

Repurchase Agreements and Buy/Sell Back Transactions. Each Portfolio may enter into repurchase agreements in which a Portfolio purchases a security from a bank or broker-dealer, which agrees to repurchase it from the Portfolio at an agreed-upon future date, normally a day or a few days later. The purchase and repurchase obligations are transacted under one document. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.

A Portfolio may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Portfolio enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.


Variable, Floating and Inverse Floating Rate Instruments. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly, or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

The Portfolios may invest in inverse floating rate instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may have greater volatility in market value, in that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

Zero Coupon Securities. Zero coupon securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.



Portfolio Turnover. The portfolio turnover rate for each Portfolio is included in the Financial Highlights section. Although the Portfolios typically have low portfolio turnover rates, the Portfolios may engage in active short-term trading to benefit from yield disparities among different issues of municipal securities, to seek short-term profits during periods of fluctuating interest rates, or for other reasons. This trading will increase a Portfolio's rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover increases transaction costs and other expenses, which must be borne by a Portfolio and its shareholders. The execution costs for municipal securities, however, are substantially less than those for equivalent dollar values of equity securities.

Temporary Defensive Position. For temporary defensive purposes to attempt to respond to adverse market, economic, political, or other conditions, each Portfolio may invest without limit in other municipal securities that are in all other respects consistent with the Portfolio's investment policies. For temporary defensive purposes, each Portfolio also may invest without limit in high-quality municipal notes or variable rate demand obligations, or in taxable cash equivalents (limited, in the case of the Florida Portfolio, to short-term U.S. Government securities or repurchase agreements). While the Portfolios are investing for temporary defensive purposes, they may not achieve their investment objective.


Portfolio Holdings. A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' portfolio securities is available in the Portfolios' SAIs.

MANAGEMENT OF THE PORTFOLIOS
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INVESTMENT ADVISER AND PORTFOLIO MANAGERS
Each Portfolio's investment adviser is AllianceBernstein L.P. (the "Adviser"), 1345 Avenue of the Americas, New York, New York 10105. The Adviser is a leading international adviser supervising client accounts with assets as of September 30, 2008 totaling approximately $590 billion (of which over $81 billion represented assets of investment companies). As of September 30, 2008, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 53 of the nation's FORTUNE 100 companies), for public employee retirement funds in 38 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 37 registered investment companies managed by the Adviser, comprising approximately 106 separate investment portfolios, currently have approximately 4.2 million shareholder accounts.


The Adviser provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, each Portfolio paid the Adviser as a percentage of average daily net assets:


                                                        Fee as a
                                                      percentage of
                                                      average daily Fiscal Year
Portfolio                                              net assets*     Ended
-------------------------------------------------------------------------------
AllianceBernstein Municipal Portfolios:
National Portfolio                                         .22%      10/31/08
National Portfolio II                                      .42%      10/31/08
California Portfolio                                       .35%      10/31/08
Arizona Portfolio                                          .30%       9/30/08
Florida Portfolio                                          .27%       9/30/08
Massachusetts Portfolio                                    .26%       9/30/08
Michigan Portfolio                                         .40%       9/30/08
Minnesota Portfolio                                        .28%       9/30/08
New Jersey Portfolio                                       .33%       9/30/08
New York Portfolio                                         .15%      10/31/08
Ohio Portfolio                                             .30%       9/30/08
Pennsylvania Portfolio                                     .37%       9/30/08
Virginia Portfolio                                         .22%       9/30/08

AllianceBernstein Intermediate Municipal Portfolios:
Intermediate Diversified Municipal Portfolio               .44%       9/30/08
Intermediate California Municipal Portfolio                .48%       9/30/08
Intermediate New York Municipal Portfolio                  .48%       9/30/08


*Fees are stated net of any waivers and/or reimbursements. See the subsection
 "Annual Portfolio Operating Expenses and Examples" in "Fees and Expenses of the Portfolios" for more information about fee waivers.


A discussion regarding the basis of each Board's approval of each Portfolio's investment advisory agreement is available in the Portfolio's semi-annual report to shareholders for the fiscal period ended April 30, 2008 or March 31, 2008, as applicable.


The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Portfolios. Certain other clients of the Adviser may have investment objectives and policies similar to those of the Portfolios. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Portfolios. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Portfolios. When two or more of the clients of the Adviser (including the Portfolios) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

The day-to-day management of and investment decisions for the Portfolios are made by the Municipal Bond Investment Team. The Municipal Bond Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for the Portfolios' investments.


The following table lists the four persons within the Municipal Bond Investment Team with the most significant responsibility for the day-to-day management of each Portfolio's portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person's principal occupation during the past five years:



                                                                              Principal Occupation During
Employee; Title; Year                                                          the Past Five (5) Years
-------------------------------------------------------------------------------------------------------------------------
Michael Brooks; Senior Vice President (since 2002 with         Senior Vice President of the Adviser, with which he has
respect to the AllianceBernstein Municipal Portfolios) (since  been associated in a substantially similar capacity since
1999 with respect to the AllianceBernstein Intermediate        prior to 2004.
Municipal Portfolios)

Fred S. Cohen; Senior Vice President (since 2002 with respect  Senior Vice President of the Adviser, with which he has
to the AllianceBernstein Municipal Portfolios) (since 1994     been associated in a substantially similar capacity since
with respect to the AllianceBernstein Intermediate Municipal   prior to 2004.
Portfolios)

R. B. Davidson, III; Senior Vice President (since 2002 with    Senior Vice President of the Adviser, with which he has
respect to the AllianceBernstein Municipal Portfolios) (since  been associated in a substantially similar capacity since
inception with respect to the AllianceBernstein Intermediate   prior to 2004.
Municipal Portfolios)

Terrance T. Hults; Senior Vice President (since 1995 with      Senior Vice President of the Adviser, with which he has
respect to the AllianceBernstein Municipal Portfolios) (since  been associated in a substantially similar capacity since
2002 with respect to the AllianceBernstein Intermediate        prior to 2004.
Municipal Portfolios)



The Portfolios' SAIs have more detailed information about the Adviser and other Portfolio service providers.

Additional information about the portfolio managers may be found in the Portfolios' SAIs.


LEGAL PROCEEDINGS
On October 2, 2003, a purported class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; AllianceBernstein Holding L.P. ("Holding"); AllianceBernstein Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds; certain officers of the Adviser ("AllianceBernstein defendants"); and certain other unaffiliated defendants as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and Sections 206 and 215 of the Investment Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.


Following October 2, 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On
September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the Commission dated December 18, 2003 as amended and restated January 15, 2004 and the New York State Attorney General Assurance of Discontinuation dated September 1, 2004.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Holding, in which plaintiffs seek an unspecified amount of damages remain pending.


It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of a Portfolio's shares or other adverse consequences to a Portfolio. This may require the Portfolios to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Portfolios. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Portfolios.

TRANSFER AGENCY AND RETIREMENT PLAN SERVICES
ABIS acts as the transfer agent for the Portfolios. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Portfolio shares and disburses dividends and other distributions to Portfolio shareholders.

Many Portfolio shares are owned by financial intermediaries for the benefit of their customers. Retirement plans may also hold Portfolio shares in the name of the plan, rather than the participant. In those cases, the Portfolios often do not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries and plan recordkeepers. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Portfolio, may be paid for each plan participant portfolio account in amounts up to $19 per account per annum and/or up to 0.25% per annum of the average daily assets held through the intermediary. To the extent any of these payments for recordkeeping services or transfer agency services are made by the Portfolio, they are included in the amount appearing opposite the caption "Other Expenses" found in the Portfolio expense tables under "Fees and Expenses of the Portfolios." In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.


Financial intermediaries and their financial advisors may have an additional incentive to favor one fund complex over another or one class of shares over another because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-accounting or shareholder servicing, the service requirements of which may also vary by class.

For more information, please refer to a Portfolio's SAI, call your financial advisor or visit our website at www.AllianceBernstein.com.

DIVIDENDS, DISTRIBUTIONS AND TAXES
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DIVIDENDS AND DISTRIBUTIONS
The Portfolios declare dividends on their shares on each business day from each Portfolio's net investment income. Dividends on shares for Saturdays, Sundays and holidays will be declared on the previous business day. Each Portfolio pays dividends on its shares after the close of business on the twentieth day of each month or, if such day is not a business day, the first business day after that day. At your election (which you may change at least 30 days prior to the record date for a particular dividend or distribution), dividends and distributions are paid in cash or reinvested without charge in additional shares of the same class having an aggregate NAV as of the payment date of the dividend or distribution equal to the cash amount thereof.

If you receive an income dividend or capital gains distribution in cash, you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Portfolio without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Portfolio.

There is no fixed dividend rate and there can be no assurance that a Portfolio will pay any dividends. The amount of any dividend distribution paid on shares of a Portfolio must necessarily depend upon the realization of income and capital gains from the Portfolio's investments.

TAXES
General

Distributions to shareholders out of tax-exempt interest income earned by a Portfolio are not subject to federal income tax. Under current tax law, some individuals and corporations may be subject to the AMT on distributions to shareholders out of income from the AMT-Subject bonds in which all Portfolios (other than the National Portfolio II) invest. Further, under current tax law, certain corporate taxpayers may be subject to the AMT based on their "adjusted current earnings." Distributions from a Portfolio that are excluded from gross income will be included in such corporation's "adjusted current earnings" for purposes of computation of the AMT. Distributions out of taxable interest, other investment income, and net realized short-term capital gains are taxable to shareholders as ordinary income. Any distributions of long-term capital gains generally will be taxable to you as long-term capital gains regardless of how long you have held your shares. Since a Portfolio's investment income is derived from interest rather than dividends, no portion of its distributions will be eligible for the dividends-received deduction available to corporations, and for non-corporate shareholders no portion of such distributions will be treated as "qualified dividend income" taxable at a maximum rate of 15% (5% for non-corporate shareholders in lower tax brackets).


Interest on indebtedness incurred by shareholders to purchase or carry shares of a Portfolio is not deductible for federal income tax purposes. Further, persons who are "substantial users" (or related persons) of facilities financed by AMT-Subject bonds should consult their tax advisers before purchasing shares of a Portfolio.

If you buy shares just before a Portfolio deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a distribution, which may be taxable.

For tax purposes, an exchange is treated as a sale of Portfolio shares. The sale or exchange of Portfolio shares is a taxable transaction for federal income tax purposes.

The Portfolios anticipate that substantially all of their dividends will be exempt from regular federal income taxes. Shareholders may be subject to state and local taxes on distributions from a Portfolio, including distributions that are exempt from federal income taxes. The Portfolios will report annually to shareholders the percentage and source of interest earned by a Portfolio that is exempt from federal income tax and, except in the case of the National Portfolio, National Portfolio II and Intermediate Diversified Municipal Portfolio, relevant state and local personal income taxes.


Each investor should consult his or her own tax adviser to determine the tax status, with regard to his or her tax situation, of distributions from the Portfolios.

State Portfolios and Intermediate State Portfolios


Arizona Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Arizona individual, corporate and fiduciary income taxes. Distributions of capital gains will be subject to Arizona income taxes. Interest on indebtedness incurred to purchase or carry shares of the Portfolio generally will not be deductible for purposes of the Arizona income tax.


California Portfolio and Intermediate California Municipal Portfolio. It is anticipated that substantially all of the dividends paid by these Portfolios will be exempt from California personal income tax. Dividends will be exempt from this tax to the extent derived from interest income from municipal securities issued by the State of California or its political subdivisions. Distributions of capital gains will be subject to California personal income tax. Distributions paid to corporate shareholders will be subject to the California corporate franchise tax but exempt from the California corporate income tax.


Florida Portfolio. Portfolio shares were exempt from the Florida intangible personal property tax, which was repealed effective January 1, 2007. Florida does not impose an individual income tax. Dividends paid by the Portfolio to corporate shareholders will be subject to Florida corporate income tax.

Massachusetts Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from the Massachusetts personal and fiduciary income taxes. Distributions designated as attributable to capital gains, other than gains on certain Massachusetts municipal securities, are subject to the state personal and fiduciary income taxes at capital gains tax rates. Distributions paid to corporate shareholders are subject to the Massachusetts corporate excise tax.


Michigan Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Michigan income, intangible and business taxes and from the uniform city income tax imposed by certain Michigan cities. Distributions representing income derived from the Portfolio from sources other than Michigan municipal securities and U.S. Government securities, including capital gains distributions, are subject to Michigan income and business taxes.


Minnesota Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Minnesota personal and fiduciary income taxes. Certain individuals may be subject to the Minnesota alternative minimum tax on distributions attributable to Portfolio income from AMT-Subject bonds. Distributions to corporate shareholders are subject to the Minnesota franchise tax.

New Jersey Portfolio. It is anticipated that substantially all of the distributions of income and capital gains paid by the Portfolio to individuals and fiduciaries will be exempt from the New Jersey personal income tax. Exempt interest-dividends paid to a corporate shareholder will be subject to the New Jersey corporation business (franchise) tax.


New York Portfolio and Intermediate New York Municipal Portfolio. It is anticipated that substantially all of the dividends paid by these Portfolios will be exempt from New York State and New York City personal and fiduciary income taxes. Distributions of capital gains will be subject to these taxes. Interest on indebtedness incurred to buy or carry shares of the Portfolios generally will not be deductible for New York income tax purposes. Distributions paid to corporate shareholders will be included in New York entire net income for purposes of the franchise tax. The value of shares of the Portfolios will be included in computing investment capital or business capital (but not both) for purposes of the franchise tax.

Ohio Portfolio. It is anticipated that substantially all distributions of income and capital gains paid by the Portfolio will be exempt from the Ohio personal income tax, Ohio school district income taxes and Ohio municipal income taxes, and will not be includable in the net income tax base of the Ohio franchise tax. Shares of the Portfolio will be included in a corporation's tax base for purposes of computing the Ohio corporate franchise tax on a net worth basis.


Pennsylvania Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Pennsylvania personal and fiduciary income taxes, the Philadelphia School District investment net income tax and Pennsylvania corporate net income tax, and that shares of the Portfolio will be exempt from Pennsylvania county personal property taxes (a tax that no county imposes at present). Distributions of capital gains will be subject to Pennsylvania individual, fiduciary and corporate income taxes but will not be taxable for purposes of the Philadelphia School District investment net income tax. Portfolio shares are included for purposes of determining a corporation's capital stock value subject to the Pennsylvania capital stock/franchise tax.


Virginia Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Virginia individual, estate, trust, and corporate income taxes. Distributions attributable to capital gains and gains recognized on the sale or other disposition of shares of the Portfolio (including the redemption or exchange of shares) generally will be subject to Virginia income taxes. Interest on indebtedness incurred to purchase or carry shares of the Portfolio generally will not be deductible for Virginia income tax purposes.

GENERAL INFORMATION

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Under unusual circumstances, a Portfolio may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. Each Portfolio reserves the right to close an account that has remained below $500 for 90 days.

During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephonic requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephonic requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS's toll-free number, 800-221-5672. Some services are described in the Mutual Fund Application.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at 1-800-221-5672. We will resume separate mailings for your account within 30 days of your request.

GLOSSARY
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This Prospectus uses the following terms.



AMT is the federal alternative minimum tax.



AMT-Subject bonds are municipal securities with interest that is an item of "tax preference" and thus subject to the AMT when received by a person in a tax year during which the person is subject to the AMT. These securities are primarily private activity bonds, including revenue bonds.

Bonds are interest-bearing or discounted securities that obligate the issuer to pay the bond holder a specified sum of money, usually at specified intervals, and to repay the principal amount of the loan at maturity.



Insured Securities are municipal securities that are insured as to the payment of principal and interest.

Municipal securities are debt obligations issued by states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, duly constituted authorities and corporations. Municipal securities include municipal bonds, which are intended to meet longer-term capital needs and municipal notes, which are intended to fulfill short-term capital needs.

Preferred Stock is a class of capital stock that pays dividends at a specified rate and that has preference over common stock but not debt securities of the same issuer, in the payment of dividends and the liquidation of assets.


The Barclays Capital 5-Year General Obligation Index is an unmanaged index comprising investment-grade U.S. municipal securities, with maturities of five (four to six) years, that are general obligations of a state or local governments.

The Barclays Capital Municipal Bond Index is an unmanaged index comprising a broad range of investment-grade municipal bonds having remaining maturities of greater than one year.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand each Portfolio's financial performance for the past five years (or, if shorter, the period of the Portfolio's operations). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information for the AllianceBernstein Municipal Portfolios has been audited by Ernst & Young LLP, the independent registered public accounting firm of the National Portfolio, National Portfolio II, California Portfolio, Arizona Portfolio, Florida Portfolio, Massachusetts Portfolio, Michigan Portfolio, Minnesota Portfolio, New Jersey Portfolio, New York Portfolio, Ohio Portfolio, Pennsylvania Portfolio and Virginia Portfolio. This information for the AllianceBernstein Intermediate Municipal Portfolios has been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm of the Intermediate Diversified Municipal Portfolio, Intermediate California Municipal Portfolio and Intermediate New York Municipal Portfolio. The independent registered public accounting firms' reports, along with each Portfolio's financial statements, are included in each Portfolio's annual report, which is available upon request.

                                     Income from Investment           Less Dividends and
                                           Operations                   Distributions
                               ----------------------------------  ------------------------
                                           Net Gains or
                                            Losses on
                     Net Asset     Net     Investments             Dividends
                      Value,   Investment     (both     Total from  from Net  Distributions
Fiscal Year or       Beginning   Income    realized and Investment Investment from Capital
Period               of Period (Loss) +(a) unrealized)  Operations   Income       Gains
-------------------------------------------------------------------------------------------
National Portfolio
Class A
Year Ended 10/31/08   $10.03      $0.42       $(1.13)     $(0.71)    $(0.42)      $0.00
Year Ended 10/31/07    10.22       0.44        (0.19)       0.25      (0.44)       0.00
Year Ended 10/31/06    10.05       0.46         0.17        0.63      (0.46)       0.00
Year Ended 10/31/05    10.13       0.47        (0.07)       0.40      (0.48)       0.00
Year Ended
10/31/04**              9.96       0.50         0.17        0.67      (0.50)       0.00

Class B
Year Ended 10/31/08   $10.02      $0.35       $(1.13)     $(0.78)    $(0.35)      $0.00
Year Ended 10/31/07    10.21       0.37        (0.19)       0.18      (0.37)       0.00
Year Ended 10/31/06    10.04       0.39         0.17        0.56      (0.39)       0.00
Year Ended 10/31/05    10.12       0.40        (0.07)       0.33      (0.41)       0.00
Year Ended
10/31/04**              9.95       0.43         0.17        0.60      (0.43)       0.00

Class C
Year Ended 10/31/08   $10.02      $0.35       $(1.13)     $(0.78)    $(0.35)      $0.00
Year Ended 10/31/07    10.21       0.37        (0.19)       0.18      (0.37)       0.00
Year Ended 10/31/06    10.05       0.39         0.16        0.55      (0.39)       0.00
Year Ended 10/31/05    10.13       0.40        (0.07)       0.33      (0.41)       0.00
Year Ended
10/31/04**              9.95       0.43         0.18        0.61      (0.43)       0.00

Advisor Class
August 6, 2008++ to
October 31, 2008      $ 9.66      $0.09       $(0.74)     $(0.65)    $(0.11)      $0.00

National Portfolio
II
Class A
Year Ended 10/31/08   $10.11      $0.39       $(0.59)     $(0.20)    $(0.38)      $0.00
Year Ended 10/31/07    10.27       0.41        (0.17)       0.24      (0.40)       0.00
Year Ended 10/31/06    10.18       0.41         0.09        0.50      (0.41)       0.00
Year Ended 10/31/05    10.29       0.42        (0.11)       0.31      (0.42)       0.00
Year Ended
10/31/04**             10.11       0.44         0.20        0.64      (0.46)       0.00

Class B
Year Ended 10/31/08   $10.09      $0.31       $(0.58)     $(0.27)    $(0.31)      $0.00
Year Ended 10/31/07    10.25       0.34        (0.17)       0.17      (0.33)       0.00
Year Ended 10/31/06    10.15       0.34         0.10        0.44      (0.34)       0.00
Year Ended 10/31/05    10.26       0.35        (0.11)       0.24      (0.35)       0.00
Year Ended
10/31/04**             10.09       0.36         0.19        0.55      (0.38)       0.00

Class C
Year Ended 10/31/08   $10.09      $0.32       $(0.59)     $(0.27)    $(0.31)      $0.00
Year Ended 10/31/07    10.25       0.34        (0.17)       0.17      (0.33)       0.00
Year Ended 10/31/06    10.16       0.34         0.09        0.43      (0.34)       0.00
Year Ended 10/31/05    10.27       0.35        (0.11)       0.24      (0.35)       0.00
Year Ended
10/31/04**             10.09       0.37         0.19        0.56      (0.38)       0.00

California Portfolio
Class A
Year Ended 10/31/08   $10.88      $0.46       $(1.04)     $(0.58)    $(0.45)      $0.00
Year Ended 10/31/07    11.07       0.46        (0.20)       0.26      (0.45)       0.00
Year Ended 10/31/06    10.86       0.47         0.21        0.68      (0.47)       0.00
Year Ended 10/31/05    10.93       0.48        (0.07)       0.41      (0.48)       0.00
Year Ended
10/31/04**             10.63       0.51         0.30        0.81      (0.51)       0.00

Class B
Year Ended 10/31/08   $10.87      $0.38       $(1.03)     $(0.65)    $(0.38)      $0.00
Year Ended 10/31/07    11.07       0.38        (0.20)       0.18      (0.38)       0.00
Year Ended 10/31/06    10.86       0.40         0.21        0.61      (0.40)       0.00
Year Ended 10/31/05    10.93       0.40        (0.07)       0.33      (0.40)       0.00
Year Ended
10/31/04**             10.63       0.44         0.30        0.74      (0.44)       0.00

Class C
Year Ended 10/31/08   $10.88      $0.38       $(1.04)     $(0.66)    $(0.38)      $0.00
Year Ended 10/31/07    11.07       0.38        (0.19)       0.19      (0.38)       0.00
Year Ended 10/31/06    10.86       0.40         0.21        0.61      (0.40)       0.00
Year Ended 10/31/05    10.93       0.40        (0.07)       0.33      (0.40)       0.00
Year Ended
10/31/04**             10.63       0.44         0.30        0.74      (0.44)       0.00

Advisor Class
August 6, 2008++
to October 31, 2008   $10.51      $0.08       $(0.63)     $(0.55)    $(0.11)      $0.00
-------------------------------------------------------------------------------------------



Please refer to the footnotes on pages 83 and 84.


        Less Distributions                        Ratios/Supplemental Data
---------------------------------   ---------------------------------------------------


                                     Net Assets,   Ratio of      Ratio of Net
 Total Divi-  Net Asset             End of Period  Expenses      Income/(Loss) Portfolio
  dends and   Value, End   Total       (000's     to Average      to Average   Turnover
Distributions of Period  Return (b)   omitted)    Net Assets*     Net Assets+    Rate
----------------------------------------------------------------------------------------


   $(0.42)      $ 8.90     (7.32)%    $401,886       0.68%(c)        4.31%        24%
    (0.44)       10.03      2.52       361,701       0.68(c)         4.38         15
    (0.46)       10.22      6.43       349,884       0.68(c)(d)      4.56(d)      22
    (0.48)       10.05      3.95       337,201       0.68(c)         4.65         25
    (0.50)       10.13      6.92       344,557       0.68(c)         4.94         47

   $(0.35)      $ 8.89     (7.97)%    $ 14,988       1.38%(c)        3.61%        24%
    (0.37)       10.02      1.81        25,332       1.38(c)         3.69         15
    (0.39)       10.21      5.70        37,399       1.38(c)(d)      3.89(d)      22
    (0.41)       10.04      3.25        49,801       1.38(c)         3.96         25
    (0.43)       10.12      6.18        72,264       1.39(c)         4.24         47

   $(0.35)      $ 8.89     (7.98)%    $ 63,704       1.38%(c)        3.61%        24%
    (0.37)       10.02      1.81        60,613       1.38(c)         3.68         15
    (0.39)       10.21      5.59        62,447       1.38(c)(d)      3.87(d)      22
    (0.41)       10.05      3.24        61,622       1.38(c)         3.96         25
    (0.43)       10.13      6.28        68,769       1.38(c)         4.24         47

   $(0.11)      $ 8.90     (6.79)%    $  1,482       0.38%(c)+++     5.19%+++     24%


   $(0.38)      $ 9.53     (2.05)%    $125,910       1.04%(e)        3.87%        29%
    (0.40)       10.11      2.42       116,843       1.04(e)         4.00         12
    (0.41)       10.27      4.98       124,967       1.04(d)(e)      4.00(d)      10
    (0.42)       10.18      3.05       124,957       1.04(e)         4.07         17
    (0.46)       10.29      6.42       129,888       1.03(e)         4.28         12

   $(0.31)      $ 9.51     (2.72)%    $  3,450       1.74%(e)        3.17%        29%
    (0.33)       10.09      1.72         6,449       1.74(e)         3.31         12
    (0.34)       10.25      4.36        11,477       1.74(d)(e)      3.32(d)      10
    (0.35)       10.15      2.34        16,375       1.74(e)         3.39         17
    (0.38)       10.26      5.60        22,968       1.74(e)         3.58         12

   $(0.31)      $ 9.51     (2.74)%    $ 12,932       1.74%(e)        3.17%        29%
    (0.33)       10.09      1.71        10,872       1.74(e)         3.31         12
    (0.34)       10.25      4.26        11,277       1.74(d)(e)      3.31(d)      10
    (0.35)       10.16      2.34        11,732       1.74(e)         3.38         17
    (0.38)       10.27      5.71        12,198       1.73(e)         3.59         12


   $(0.45)      $ 9.85     (5.52)%    $553,120       0.77%(f)        4.30%         2%
    (0.45)       10.88      2.45       594,039       0.77(f)         4.19         21
    (0.47)       11.07      6.42       594,150       0.77(d)(f)      4.33(d)      10
    (0.48)       10.86      3.78       590,042       0.77(f)         4.36         17
    (0.51)       10.93      7.80       587,874       0.78(f)         4.75         34

   $(0.38)      $ 9.84     (6.18)%    $ 16,413       1.47%(f)        3.57%         2%
    (0.38)       10.87      1.65        43,581       1.47(f)         3.48         21
    (0.40)       11.07      5.69        80,928       1.47(f)(d)      3.64(d)      10
    (0.40)       10.86      3.06       122,128       1.47(f)         3.66         17
    (0.44)       10.93      7.05       175,215       1.48(f)         4.05         34

   $(0.38)      $ 9.84     (6.28)%    $101,126       1.47%(f)        3.60%         2%
    (0.38)       10.88      1.73       111,697       1.47(f)         3.49         21
    (0.40)       11.07      5.69       120,731       1.47(f)(d)      3.64(d)      10
    (0.40)       10.86      3.06       125,067       1.47(f)         3.66         17
    (0.44)       10.93      7.05       141,031       1.48(f)         4.05         34

   $(0.11)      $ 9.85     (5.20)%    $  1,735       0.47%(f)+++     4.98%+++      2%
----------------------------------------------------------------------------------------

                                     Income from Investment           Less Dividends and
                                           Operations                   Distributions
                               ----------------------------------  ------------------------
                                           Net Gains or
                                            Losses on
                     Net Asset     Net     Investments             Dividends
                      Value,   Investment     (both     Total from  from Net  Distributions
Fiscal Year or       Beginning   Income    realized and Investment Investment from Capital
Period               of Period (Loss) +(a) unrealized)  Operations   Income       Gains
-------------------------------------------------------------------------------------------
Arizona Portfolio
Class A
Year Ended 9/30/08    $10.93      $0.44       $(0.65)     $(0.21)    $(0.44)      $0.00
Year Ended 10/31/07    11.07       0.44        (0.14)       0.30      (0.44)       0.00
Year Ended 10/31/06    11.06       0.45         0.01        0.46      (0.45)       0.00
Year Ended 10/31/05    10.95       0.47         0.11        0.58      (0.47)       0.00
Year Ended
10/31/04**             10.76       0.51         0.19        0.70      (0.51)       0.00

Class B
Year Ended 9/30/08    $10.91      $0.36       $(0.65)     $(0.29)    $(0.36)      $0.00
Year Ended 10/31/07    11.05       0.37        (0.15)       0.22      (0.36)       0.00
Year Ended 10/31/06    11.04       0.38         0.00        0.38      (0.37)       0.00
Year Ended 10/31/05    10.94       0.39         0.10        0.49      (0.39)       0.00
Year Ended
10/31/04**             10.74       0.43         0.20        0.63      (0.43)       0.00

Class C
Year Ended 9/30/08    $10.91      $0.36       $(0.65)     $(0.29)    $(0.36)      $0.00
Year Ended 10/31/07    11.05       0.37        (0.14)       0.23      (0.37)       0.00
Year Ended 10/31/06    11.04       0.37         0.01        0.38      (0.37)       0.00
Year Ended 10/31/05    10.94       0.39         0.10        0.49      (0.39)       0.00
Year Ended
10/31/04**             10.74       0.43         0.20        0.63      (0.43)       0.00

Florida Portfolio
Class A
Year Ended 9/30/08    $10.15      $0.44       $(0.84)     $(0.40)    $(0.45)      $0.00
Year Ended 10/31/07    10.32       0.45        (0.17)       0.28      (0.45)       0.00
Year Ended 10/31/06    10.28       0.46         0.04        0.50      (0.46)       0.00
Year Ended 10/31/05    10.25       0.47         0.03        0.50      (0.47)       0.00
Year Ended
10/31/04**             10.17       0.49         0.08        0.57      (0.49)       0.00

Class B
Year Ended 9/30/08    $10.16      $0.37       $(0.84)     $(0.47)    $(0.38)      $0.00
Year Ended 10/31/07    10.32       0.38        (0.16)       0.22      (0.38)       0.00
Year Ended 10/31/06    10.29       0.39         0.03        0.42      (0.39)       0.00
Year Ended 10/31/05    10.26       0.40         0.03        0.43      (0.40)       0.00
Year Ended
10/31/04**             10.18       0.42         0.08        0.50      (0.42)       0.00

Class C
Year Ended 9/30/08    $10.16      $0.37       $(0.84)     $(0.47)    $(0.38)      $0.00
Year Ended 10/31/07    10.32       0.38        (0.16)       0.22      (0.38)       0.00
Year Ended 10/31/06    10.29       0.39         0.03        0.42      (0.39)       0.00
Year Ended 10/31/05    10.25       0.40         0.04        0.44      (0.40)       0.00
Year Ended
10/31/04**             10.18       0.42         0.07        0.49      (0.42)       0.00

Massachusetts
Portfolio
Class A
Year Ended 9/30/08    $10.81      $0.42       $(0.43)     $(0.01)    $(0.44)      $0.00
Year Ended 9/30/07     10.94       0.44        (0.13)       0.31      (0.44)       0.00
Year Ended 9/30/06     10.96       0.45        (0.02)       0.43      (0.45)       0.00
Year Ended 9/30/05     10.92       0.47         0.05        0.52      (0.48)       0.00
Year Ended 9/30/04**   10.79       0.51         0.13        0.64      (0.51)       0.00

Class B
Year Ended 9/30/08    $10.79      $0.34       $(0.43)     $ (.09)    $(0.36)      $0.00
Year Ended 9/30/07     10.92       0.37        (0.13)       0.24      (0.37)       0.00
Year Ended 9/30/06     10.94       0.38        (0.02)       0.36      (0.38)       0.00
Year Ended 9/30/05     10.91       0.40         0.03        0.43      (0.40)       0.00
Year Ended 9/30/04**   10.77       0.44         0.14        0.58      (0.44)       0.00

Class C
Year Ended 9/30/08    $10.79      $0.34       $(0.43)     $(0.09)    $(0.36)      $0.00
Year Ended 9/30/07     10.92       0.37        (0.13)       0.24      (0.37)       0.00
Year Ended 9/30/06     10.94       0.38        (0.02)       0.36      (0.38)       0.00
Year Ended 9/30/05     10.91       0.40         0.03        0.43      (0.40)       0.00
Year Ended 9/30/04**   10.77       0.44         0.14        0.58      (0.44)       0.00
-------------------------------------------------------------------------------------------



Please refer to the footnotes on pages 83 and 84.


        Less Distributions                       Ratios/Supplemental Data
---------------------------------   --------------------------------------------------


                                     Net Assets,   Ratio of     Ratio of Net
 Total Divi-  Net Asset             End of Period  Expenses     Income/(Loss) Portfolio
  dends and   Value, End   Total       (000's     to Average     to Average   Turnover
Distributions of Period  Return (b)   omitted)    Net Assets*    Net Assets+    Rate
---------------------------------------------------------------------------------------


   $(0.44)      $10.28     (2.08)%    $166,997       0.78%(g)       4.02%        25%
    (0.44)       10.93      2.78       141,882       0.78(g)        4.03          8
    (0.45)       11.07      4.28       138,880       0.78(d)(g)     4.11(d)      20
    (0.47)       11.06      5.36       111,704       0.78(g)        4.22         25
    (0.51)       10.95      6.64        88,701       0.78(g)        4.69         28

   $(0.36)      $10.26     (2.76)%    $ 14,485       1.48%(g)       3.32%        25%
    (0.36)       10.91      2.07        36,136       1.48(g)        3.33          8
    (0.37)       11.05      3.56        52,070       1.48(d)(g)     3.42(d)      20
    (0.39)       11.04      4.56        63,255       1.48(g)        3.54         25
    (0.43)       10.94      5.98        76,951       1.48(g)        4.00         28

   $(0.36)      $10.26     (2.76)%    $ 30,000       1.48%(g)       3.33%        25%
    (0.37)       10.91      2.07        26,474       1.48(g)        3.34          8
    (0.37)       11.05      3.56        25,445       1.48(d)(g)     3.42(d)      20
    (0.39)       11.04      4.56        24,926       1.48(g)        3.53         25
    (0.43)       10.94      5.98        20,305       1.48(g)        4.00         28


   $(0.45)      $ 9.30     (4.16)%    $118,868       0.78%(h)       4.44%        29%
    (0.45)       10.15      2.80       134,989       0.78(h)        4.43         23
    (0.46)       10.32      5.00       138,307       0.78(d)(h)     4.51(d)      27
    (0.47)       10.28      5.01       127,541       0.78(h)        4.60         23
    (0.49)       10.25      5.78       101,529       0.78(h)        4.83         22

   $(0.38)      $ 9.31     (4.82)%    $ 12,628       1.48%(h)       3.72%        29%
    (0.38)       10.16      2.18        23,646       1.48(h)        3.73         23
    (0.39)       10.32      4.17        38,045       1.48(d)(h)     3.80(d)      27
    (0.40)       10.29      4.29        53,996       1.48(h)        3.91         23
    (0.42)       10.26      4.96        79,266       1.48(h)        4.12         22

   $(0.38)      $ 9.31     (4.82)%    $ 28,989       1.48%(h)       3.73%        29%
    (0.38)       10.16      2.18        33,540       1.48(h)        3.73         23
    (0.39)       10.32      4.17        39,042       1.48(d)(h)     3.80(d)      27
    (0.40)       10.29      4.38        39,950       1.48(h)        3.90         23
    (0.42)       10.25      4.96        39,170       1.48(h)        4.13         22


   $(0.44)      $10.36     (0.22)%    $109,951       0.82%(i)       3.90%        32%
    (0.44)       10.81      2.92        74,341       0.82(i)        4.08         11
    (0.45)       10.94      4.06        63,120       0.82(d)(i)     4.18(d)      25
    (0.48)       10.96      4.80        53,035       0.82(i)        4.29         25
    (0.51)       10.92      6.13        39,749       0.82(i)        4.73         26

   $(0.36)      $10.34     (0.91)%    $ 13,477       1.52%(i)       3.23%        32%
    (0.37)       10.79      2.21        25,209       1.52(i)        3.38         11
    (0.38)       10.92      3.35        41,221       1.52(d)(i)     3.49(d)      25
    (0.40)       10.94      4.00        50,203       1.52(i)        3.61         25
    (0.44)       10.91      5.38        63,430       1.52(i)        4.04         26

   $(0.36)      $10.34     (0.91)%    $ 36,834       1.52%(i)       3.22%        32%
    (0.37)       10.79      2.22        34,479       1.52(i)        3.39         11
    (0.38)       10.92      3.35        38,001       1.52(d)(i)     3.49(d)      25
    (0.40)       10.94      3.99        34,789       1.52(i)        3.61         25
    (0.44)       10.91      5.38        35,598       1.52(i)        4.04         26
---------------------------------------------------------------------------------------

                                     Income from Investment           Less Dividends and
                                           Operations                   Distributions
                               ----------------------------------  -----------------------
                                           Net Gains or
                                            Losses on
                     Net Asset     Net     Investments             Dividends
                      Value,   Investment     (both     Total from  from Net  Distributions
Fiscal Year or       Beginning   Income    realized and Investment Investment from Capital
Period               of Period (Loss) +(a) unrealized)  Operations   Income       Gains
-------------------------------------------------------------------------------------------
Michigan Portfolio
Class A
Year Ended 9/30/08    $10.74      $0.40       $(0.60)     $(0.20)    $(0.41)     $(0.02)
Year Ended 9/30/07     10.91       0.42        (0.12)       0.30      (0.42)      (0.05)
Year Ended 9/30/06     10.88       0.43         0.03        0.46      (0.42)      (0.01)
Year Ended 9/30/05     10.79       0.46         0.09        0.55      (0.46)       0.00
Year Ended 9/30/04**   10.69       0.48         0.11        0.59      (0.49)       0.00

Class B
Year Ended 9/30/08    $10.72      $0.32       $(0.59)     $(0.27)    $(0.34)     $(0.02)
Year Ended 9/30/07     10.89       0.34        (0.12)       0.22      (0.34)      (0.05)
Year Ended 9/30/06     10.86       0.35         0.04        0.39      (0.35)      (0.01)
Year Ended 9/30/05     10.77       0.38         0.10        0.48      (0.39)       0.00
Year Ended 9/30/04**   10.67       0.41         0.10        0.51      (0.41)       0.00

Class C
Year Ended 9/30/08    $10.73      $0.33       $(0.61)     $(0.28)    $(0.34)     $(0.02)
Year Ended 9/30/07     10.89       0.34        (0.11)       0.23      (0.34)      (0.05)
Year Ended 9/30/06     10.87       0.35         0.03        0.38      (0.35)      (0.01)
Year Ended 9/30/05     10.77       0.38         0.10        0.48      (0.38)       0.00
Year Ended 9/30/04**   10.67       0.41         0.10        0.51      (0.41)       0.00

Minnesota Portfolio
Class A
Year Ended 9/30/08    $10.05      $0.39       $(0.53)     $(0.14)    $(0.40)     $ 0.00
Year Ended 9/30/07     10.20       0.41        (0.15)       0.26      (0.41)       0.00
Year Ended 9/30/06     10.19       0.42         0.01        0.43      (0.42)       0.00
Year Ended 9/30/05     10.14       0.42         0.05        0.47      (0.42)       0.00
Year Ended 9/30/04**   10.15       0.44        (0.01)       0.43      (0.44)       0.00

Class B
Year Ended 9/30/08    $10.05      $0.32       $(0.53)     $(0.21)    $(0.33)     $ 0.00
Year Ended 9/30/07     10.20       0.34        (0.15)       0.19      (0.34)       0.00
Year Ended 9/30/06     10.19       0.34         0.01        0.35      (0.34)       0.00
Year Ended 9/30/05     10.14       0.35         0.05        0.40      (0.35)       0.00
Year Ended 9/30/04**   10.15       0.37        (0.01)       0.36      (0.37)       0.00

Class C
Year Ended 9/30/08    $10.06      $0.32       $(0.53)     $(0.21)    $(0.33)     $ 0.00
Year Ended 9/30/07     10.21       0.34        (0.15)       0.19      (0.34)       0.00
Year Ended 9/30/06     10.20       0.34         0.01        0.35      (0.34)       0.00
Year Ended 9/30/05     10.15       0.35         0.05        0.40      (0.35)       0.00
Year Ended 9/30/04**   10.16       0.37        (0.01)       0.36      (0.37)       0.00

New Jersey Portfolio
Class A
Year Ended 9/30/08    $ 9.76      $0.40       $(0.63)     $(0.23)    $(0.40)     $ 0.00
Year Ended 9/30/07      9.93       0.42        (0.17)       0.25      (0.42)       0.00
Year Ended 9/30/06      9.90       0.42         0.03        0.45      (0.42)       0.00
Year Ended 9/30/05      9.84       0.42         0.07        0.49      (0.43)       0.00
Year Ended 9/30/04**    9.80       0.45         0.04        0.49      (0.45)       0.00

Class B
Year Ended 9/30/08    $ 9.76      $0.33       $(0.62)     $(0.29)    $(0.34)     $ 0.00
Year Ended 9/30/07      9.93       0.35        (0.17)       0.18      (0.35)       0.00
Year Ended 9/30/06      9.90       0.35         0.03        0.38      (0.35)       0.00
Year Ended 9/30/05      9.84       0.35         0.07        0.42      (0.36)       0.00
Year Ended 9/30/04**    9.80       0.38         0.04        0.42      (0.38)       0.00

Class C
Year Ended 9/30/08    $ 9.76      $0.33       $(0.62)     $(0.29)    $(0.34)     $ 0.00
Year Ended 9/30/07      9.93       0.35        (0.17)       0.18      (0.35)       0.00
Year Ended 9/30/06      9.90       0.35         0.03        0.38      (0.35)       0.00
Year Ended 9/30/05      9.84       0.35         0.07        0.42      (0.36)       0.00
Year Ended 9/30/04**    9.81       0.38         0.03        0.41      (0.38)       0.00
-------------------------------------------------------------------------------------------



Please refer to the footnotes on pages 83 and 84.


        Less Distributions                       Ratios/Supplemental Data
---------------------------------   --------------------------------------------------


                                     Net Assets,   Ratio of     Ratio of Net
 Total Divi-  Net Asset             End of Period  Expenses     Income/(Loss) Portfolio
  dends and   Value, End   Total       (000's     to Average     to Average   Turnover
Distributions of Period  Return (b)   omitted)    Net Assets*    Net Assets+    Rate
---------------------------------------------------------------------------------------

   $(0.43)      $10.11     (1.97)%    $ 67,798       1.01%(j)       3.77%        13%
    (0.47)       10.74      2.75        63,989       1.01(j)        3.87          2
    (0.43)       10.91      4.38        64,920       0.98(d)(j)     3.92(d)      17
    (0.46)       10.88      5.16        54,635       0.99(j)        4.19         18
    (0.49)       10.79      5.65        45,362       1.01(j)        4.51         18

   $(0.36)      $10.09     (2.65)%    $ 10,378       1.71%(j)       3.08%        13%
    (0.39)       10.72      2.04        20,524       1.71(j)        3.17          2
    (0.36)       10.89      3.66        30,813       1.69(d)(j)     3.23(d)      17
    (0.39)       10.86      4.47        41,516       1.70(j)        3.50         18
    (0.41)       10.77      4.91        47,605       1.71(j)        3.81         18

   $(0.36)      $10.09     (2.74)%    $ 34,290       1.71%(j)       3.08%        13%
    (0.39)       10.73      2.13        37,755       1.71(j)        3.17          2
    (0.36)       10.89      3.56        41,274       1.68(d)(j)     3.23(d)      17
    (0.38)       10.87      4.54        43,225       1.70(j)        3.50         18
    (0.41)       10.77      4.91        43,382       1.71(j)        3.82         18


   $(0.40)      $ 9.51     (1.53)%    $ 78,064       0.90%(k)       3.93%         7%
    (0.41)       10.05      2.58        73,400       0.90(k)        4.03          1
    (0.42)       10.20      4.29        71,172       0.90(d)(k)     4.10(d)      13
    (0.42)       10.19      4.72        69,174       0.90(k)        4.12         14
    (0.44)       10.14      4.41        64,847       0.90(k)        4.36         19

   $(0.33)      $ 9.51     (2.21)%    $  2,805       1.60%(k)       3.21%         7%
    (0.34)       10.05      1.86         6,571       1.60(k)        3.33          1
    (0.34)       10.20      3.56        10,577       1.60(d)(k)     3.41(d)      13
    (0.35)       10.19      3.99        14,424       1.60(k)        3.43         14
    (0.37)       10.14      3.68        16,976       1.60(k)        3.65         19

   $(0.33)      $ 9.52     (2.21)%    $ 14,192       1.60%(k)       3.22%         7%
    (0.34)       10.06      1.86        13,818       1.60(k)        3.33          1
    (0.34)       10.21      3.55        15,635       1.60(d)(k)     3.40(d)      13
    (0.35)       10.20      3.98        17,153       1.60(k)        3.42         14
    (0.37)       10.15      3.68        16,402       1.60(k)        3.65         19


   $(0.40)      $ 9.13     (2.46)%    $116,562       0.87%(l)       4.15%        32%
    (0.42)        9.76      2.52       101,138       0.87(l)        4.23          6
    (0.42)        9.93      4.65        83,088       0.87(d)(l)     4.25(d)       6
    (0.43)        9.90      5.03        77,570       0.87(l)        4.26         38
    (0.45)        9.84      5.05        76,164       0.87(l)        4.60         15

   $(0.34)      $ 9.13     (3.14)%    $ 13,898       1.57%(l)       3.44%        32%
    (0.35)        9.76      1.80        27,275       1.57(l)        3.52          6
    (0.35)        9.93      3.91        42,766       1.57(d)(l)     3.55(d)       6
    (0.36)        9.90      4.30        58,706       1.57(l)        3.56         38
    (0.38)        9.84      4.41        83,835       1.57(l)        3.89         15

   $(0.34)      $ 9.13     (3.14)%    $ 32,332       1.57%(l)       3.44%        32%
    (0.35)        9.76      1.80        33,031       1.57(l)        3.52          6
    (0.35)        9.93      3.92        34,042       1.57(d)(l)     3.55(d)       6
    (0.36)        9.90      4.31        35,279       1.57(l)        3.56         38
    (0.38)        9.84      4.30        37,926       1.57(l)        3.89         15
---------------------------------------------------------------------------------------

                                     Income from Investment           Less Dividends and
                                           Operations                   Distributions
                               ----------------------------------  ------------------------
                                           Net Gains or
                                            Losses on
                     Net Asset     Net     Investments             Dividends
                      Value,   Investment     (both     Total from  from Net  Distributions
Fiscal Year or       Beginning   Income    realized and Investment Investment from Capital
Period               of Period (Loss) +(a) unrealized)  Operations   Income       Gains
-------------------------------------------------------------------------------------------
New York Portfolio
Class A
Year Ended 10/31/08   $ 9.82      $0.40       $(0.81)     $(0.41)    $(0.40)      $0.00
Year Ended 10/31/07     9.97       0.41        (0.15)       0.26      (0.41)       0.00
Year Ended 10/31/06     9.81       0.42         0.16        0.58      (0.42)       0.00
Year Ended 10/31/05     9.93       0.46        (0.12)       0.34      (0.46)       0.00
Year Ended
10/31/04**              9.79       0.48         0.15        0.63      (0.49)       0.00

Class B
Year Ended 10/31/08   $ 9.80      $0.33       $(0.79)     $(0.46)    $(0.34)      $0.00
Year Ended 10/31/07     9.96       0.34        (0.16)       0.18      (0.34)       0.00
Year Ended 10/31/06     9.80       0.35         0.16        0.51      (0.35)       0.00
Year Ended 10/31/05     9.92       0.39        (0.12)       0.27      (0.39)       0.00
Year Ended
10/31/04**              9.78       0.41         0.15        0.56      (0.42)       0.00

Class C
Year Ended 10/31/08   $ 9.81      $0.33       $(0.79)     $(0.46)    $(0.34)      $0.00
Year Ended 10/31/07     9.96       0.34        (0.15)       0.19      (0.34)       0.00
Year Ended 10/31/06     9.80       0.35         0.16        0.51      (0.35)       0.00
Year Ended 10/31/05     9.92       0.39        (0.12)       0.27      (0.39)       0.00
Year Ended
10/31/04**              9.78       0.41         0.15        0.56      (0.42)       0.00

Advisor Class
August 6, 2008++ to
October 31, 2008      $ 9.60      $0.08       $(0.56)     $(0.48)    $(0.10)      $0.00

Ohio Portfolio
Class A
Year Ended 9/30/08    $10.06      $0.40       $(0.62)     $(0.22)    $(0.40)      $0.00
Year Ended 9/30/07     10.16       0.40        (0.10)       0.30      (0.40)       0.00
Year Ended 9/30/06     10.14       0.41         0.02        0.43      (0.41)       0.00
Year Ended 9/30/05     10.10       0.43         0.03        0.46      (0.42)       0.00
Year Ended 9/30/04**   10.05       0.44         0.05        0.49      (0.44)       0.00

Class B
Year Ended 9/30/08    $10.05      $0.32       $(0.61)     $(0.29)    $(0.33)      $0.00
Year Ended 9/30/07     10.15       0.33        (0.10)       0.23      (0.33)       0.00
Year Ended 9/30/06     10.13       0.34         0.02        0.36      (0.34)       0.00
Year Ended 9/30/05     10.09       0.36         0.03        0.39      (0.35)       0.00
Year Ended 9/30/04**   10.04       0.37         0.05        0.42      (0.37)       0.00

Class C
Year Ended 9/30/08    $10.06      $0.33       $(0.63)     $(0.30)    $(0.33)      $0.00
Year Ended 9/30/07     10.16       0.33        (0.10)       0.23      (0.33)       0.00
Year Ended 9/30/06     10.13       0.34         0.03        0.37      (0.34)       0.00
Year Ended 9/30/05     10.09       0.36         0.03        0.39      (0.35)       0.00
Year Ended 9/30/04**   10.05       0.37         0.04        0.41      (0.37)       0.00

Pennsylvania
Portfolio
Class A
Year Ended 9/30/08    $10.44      $0.41       $(0.69)     $(0.28)    $(0.41)      $0.00
Year Ended 9/30/07     10.58       0.41        (0.14)       0.27      (0.41)       0.00
Year Ended 9/30/06     10.53       0.42         0.05        0.47      (0.42)       0.00
Year Ended 9/30/05     10.48       0.44         0.05        0.49      (0.44)       0.00
Year Ended 9/30/04**   10.44       0.48         0.04        0.52      (0.48)       0.00

Class B
Year Ended 9/30/08    $10.44      $0.34       $(0.69)     $(0.35)    $(0.34)      $0.00
Year Ended 9/30/07     10.58       0.34        (0.14)       0.20      (0.34)       0.00
Year Ended 9/30/06     10.53       0.35         0.05        0.40      (0.35)       0.00
Year Ended 9/30/05     10.48       0.37         0.05        0.42      (0.37)       0.00
Year Ended 9/30/04**   10.44       0.40         0.04        0.44      (0.40)       0.00

Class C
Year Ended 9/30/08    $10.44      $0.34       $(0.69)     $(0.35)    $(0.34)      $0.00
Year Ended 9/30/07     10.58       0.34        (0.14)       0.20      (0.34)       0.00
Year Ended 9/30/06     10.53       0.35         0.05        0.40      (0.35)       0.00
Year Ended 9/30/05     10.48       0.37         0.05        0.42      (0.37)       0.00
Year Ended 9/30/04**   10.44       0.40         0.04        0.44      (0.40)       0.00
-------------------------------------------------------------------------------------------



Please refer to the footnotes on pages 83 and 84.


        Less Distributions                        Ratios/Supplemental Data
---------------------------------   ---------------------------------------------------


                                     Net Assets,   Ratio of      Ratio of Net
 Total Divi-  Net Asset             End of Period  Expenses      Income/(Loss) Portfolio
  dends and   Value, End   Total       (000's     to Average      to Average   Turnover
Distributions of Period  Return (b)   omitted)    Net Assets*     Net Assets+    Rate
----------------------------------------------------------------------------------------


   $(0.40)      $ 9.01     (4.31)%    $368,524       0.58%(m)        4.17%        10%
    (0.41)        9.82      2.62       356,989       0.58(m)         4.12          5
    (0.42)        9.97      6.06       320,580       0.58(d)(m)      4.27(d)      39
    (0.46)        9.81      3.46       294,005       0.58(m)         4.62         19
    (0.49)        9.93      6.58       280,213       0.59(m)         4.93         33

   $(0.34)      $ 9.00     (4.88)%    $ 46,000       1.28%(m)        3.46%        10%
    (0.34)        9.80      1.82        74,342       1.28(m)         3.42          5
    (0.35)        9.96      5.33       114,128       1.28(d)(m)      3.59(d)      39
    (0.39)        9.80      2.75       133,746       1.28(m)         3.93         19
    (0.42)        9.92      5.85       151,474       1.30(m)         4.22         33

   $(0.34)      $ 9.01     (4.88)%    $ 49,821       1.28%(m)        3.47%        10%
    (0.34)        9.81      1.91        46,305       1.28(m)         3.43          5
    (0.35)        9.96      5.32        48,022       1.28(d)(m)      3.58(d)      39
    (0.39)        9.80      2.74        45,956       1.28(m)         3.92         19
    (0.42)        9.92      5.85        45,121       1.29(m)         4.23         33

   $(0.10)      $ 9.02     (4.98)%    $  4,868       0.28%(m)+++     4.95%+++     10%


   $(0.40)      $ 9.44     (2.33)%    $101,481       0.85%(n)        3.97%         7%
    (0.40)       10.06      3.05        93,801       0.85(n)         4.00          4
    (0.41)       10.16      4.40        87,902       0.85(d)(n)      4.12(d)      11
    (0.42)       10.14      4.67        85,749       0.85(n)         4.19         23
    (0.44)       10.10      5.02        78,184       0.85(n)         4.38         33

   $(0.33)      $ 9.43     (3.02)%    $ 16,192       1.55%(n)        3.26%         7%
    (0.33)       10.05      2.34        29,436       1.55(n)         3.30          4
    (0.34)       10.15      3.67        41,802       1.55(d)(n)      3.42(d)      11
    (0.35)       10.13      3.95        55,111       1.55(n)         3.50         23
    (0.37)       10.09      4.30        70,121       1.55(n)         3.69         33

   $(0.33)      $ 9.43     (3.11)%    $ 37,446       1.55%(n)        3.27%         7%
    (0.33)       10.06      2.33        40,087       1.55(n)         3.31          4
    (0.34)       10.16      3.78        44,023       1.55(d)(n)      3.42(d)      11
    (0.35)       10.13      3.94        47,610       1.55(n)         3.49         23
    (0.37)       10.09      4.19        48,233       1.55(n)         3.69         33


   $(0.41)      $ 9.75     (2.80)%    $ 93,096       0.95%(o)        3.99%         9%
    (0.41)       10.44      2.60        92,626       0.95(o)         3.92          8
    (0.42)       10.58      4.57        81,151       0.95(d)(o)      4.00(d)      23
    (0.44)       10.53      4.75        78,472       0.95(o)         4.19         36
    (0.48)       10.48      5.06        74,132       0.95(o)         4.55         19

   $(0.34)      $ 9.75     (3.48)%    $ 11,245       1.65%(o)        3.27%         9%
    (0.34)       10.44      1.89        21,329       1.65(o)         3.21          8
    (0.35)       10.58      3.84        33,448       1.65(d)(o)      3.31(d)      23
    (0.37)       10.53      4.01        41,760       1.65(o)         3.49         36
    (0.40)       10.48      4.32        55,552       1.65(o)         3.85         19

   $(0.34)      $ 9.75     (3.48)%    $ 30,194       1.65%(o)        3.29%         9%
    (0.34)       10.44      1.89        31,295       1.65(o)         3.22          8
    (0.35)       10.58      3.84        34,332       1.65(d)(o)      3.30(d)      23
    (0.37)       10.53      4.02        34,705       1.65(o)         3.49         36
    (0.40)       10.48      4.32        36,168       1.65(o)         3.85         19
----------------------------------------------------------------------------------------

                                     Income from Investment            Less Dividends and
                                           Operations                    Distributions
                               ----------------------------------  -------------------------
                                           Net Gains or
                                            Losses on
                     Net Asset     Net     Investments             Dividends
                      Value,   Investment     (both     Total from  from Net    Distributions
Fiscal Year or       Beginning   Income    realized and Investment Investment   from Capital
Period               of Period (Loss) +(a) unrealized)  Operations   Income         Gains
---------------------------------------------------------------------------------------------
Virginia Portfolio
Class A
Year Ended 9/30/08    $10.68      $0.43       $(0.66)     $(0.23)    $(0.44)       $ 0.00
Year Ended 9/30/07     10.84       0.45        (0.16)       0.29      (0.45)         0.00
Year Ended 9/30/06     10.82       0.47         0.02        0.49      (0.47)         0.00
Year Ended 9/30/05     10.77       0.49         0.05        0.54      (0.49)         0.00
Year Ended 9/30/04**   10.75       0.52         0.01        0.53      (0.51)         0.00

Class B
Year Ended 9/30/08    $10.66      $0.35       $(0.66)     $(0.31)    $(0.36)       $ 0.00
Year Ended 9/30/07     10.82       0.38        (0.17)       0.21      (0.37)         0.00
Year Ended 9/30/06     10.80       0.39         0.02        0.41      (0.39)         0.00
Year Ended 9/30/05     10.75       0.41         0.05        0.46      (0.41)         0.00
Year Ended 9/30/04**   10.73       0.44         0.01        0.45      (0.43)         0.00

Class C
Year Ended 9/30/08    $10.66      $0.36       $(0.68)     $(0.32)    $(0.36)       $ 0.00
Year Ended 9/30/07     10.81       0.38        (0.16)       0.22      (0.37)         0.00
Year Ended 9/30/06     10.79       0.39         0.02        0.41      (0.39)         0.00
Year Ended 9/30/05     10.74       0.41         0.06        0.47      (0.42)         0.00
Year Ended 9/30/04**   10.73       0.44         0.00        0.44      (0.43)         0.00

Intermediate Diversified Municipal
Portfolio
Class A
Year Ended 9/30/08    $14.01      $0.44       $(0.20)     $ 0.24     $(0.44)       $ 0.00
Year Ended 9/30/07     14.03       0.42        (0.02)       0.40      (0.42)         0.00
Year Ended 9/30/06     14.07       0.42        (0.04)       0.38      (0.42)         0.00
Year Ended 9/30/05     14.27       0.40        (0.20)       0.20      (0.40)         0.00
Year Ended 9/30/04**   14.35       0.42        (0.08)       0.34      (0.42)(r)      0.00

Class B
Year Ended 9/30/08    $14.01      $0.34       $(0.19)     $ 0.15     $(0.34)       $ 0.00
Year Ended 9/30/07     14.03       0.32        (0.02)       0.30      (0.32)         0.00
Year Ended 9/30/06     14.07       0.32        (0.04)       0.28      (0.32)         0.00
Year Ended 9/30/05     14.27       0.30        (0.20)       0.10      (0.30)         0.00
Year Ended 9/30/04**   14.35       0.32        (0.08)       0.24      (0.32)(r)      0.00

Class C
Year Ended 9/30/08    $14.01      $0.34       $(0.20)     $ 0.14     $(0.34)       $ 0.00
Year Ended 9/30/07     14.03       0.32        (0.02)       0.30      (0.32)         0.00
Year Ended 9/30/06     14.07       0.32        (0.04)       0.28      (0.32)         0.00
Year Ended 9/30/05     14.27       0.30        (0.20)       0.10      (0.30)         0.00
Year Ended 9/30/04**   14.35       0.32        (0.08)       0.24      (0.32)(r)      0.00

Intermediate California Municipal
Portfolio
Class A
Year Ended 9/30/08    $14.18      $0.44       $(0.22)     $ 0.22     $(0.44)       $ 0.00
Year Ended 9/30/07     14.20       0.42        (0.02)       0.40      (0.42)         0.00
Year Ended 9/30/06     14.23       0.42        (0.03)       0.39      (0.42)         0.00
Year Ended 9/30/05     14.38       0.40        (0.14)       0.26      (0.40)        (0.01)
Year Ended 9/30/04**   14.46       0.40        (0.07)       0.33      (0.40)(r)     (0.01)

Class B
Year Ended 9/30/08    $14.18      $0.34       $(0.21)     $ 0.13     $(0.34)       $ 0.00
Year Ended 9/30/07     14.21       0.32        (0.03)       0.29      (0.32)         0.00
Year Ended 9/30/06     14.24       0.32        (0.03)       0.29      (0.32)         0.00
Year Ended 9/30/05     14.39       0.30        (0.14)       0.16      (0.30)        (0.01)
Year Ended 9/30/04**   14.46       0.30        (0.06)       0.24      (0.30)(r)     (0.01)

Class C
Year Ended 9/30/08    $14.18      $0.34       $(0.22)     $ 0.12     $(0.34)       $ 0.00
Year Ended 9/30/07     14.20       0.32        (0.02)       0.30      (0.32)         0.00
Year Ended 9/30/06     14.23       0.32        (0.03)       0.29      (0.32)         0.00
Year Ended 9/30/05     14.38       0.30        (0.14)       0.16      (0.30)        (0.01)
Year Ended 9/30/04**   14.46       0.29        (0.07)       0.22      (0.29)(r)     (0.01)
---------------------------------------------------------------------------------------------



Please refer to the footnotes on pages 83 and 84.


        Less Distributions                       Ratios/Supplemental Data
---------------------------------   --------------------------------------------------


                                     Net Assets,   Ratio of     Ratio of Net
 Total Divi-  Net Asset             End of Period  Expenses     Income/(Loss) Portfolio
  dends and   Value, End   Total       (000's     to Average     to Average   Turnover
Distributions of Period  Return (b)   omitted)    Net Assets*    Net Assets     Rate
---------------------------------------------------------------------------------------


   $(0.44)      $10.01     (2.33)%    $141,216       0.72%(p)       4.07%+       26%
    (0.45)       10.68      2.72       119,858       0.72(p)        4.19+        15
    (0.47)       10.84      4.61       109,343       0.72(d)(p)     4.33(d)+     31
    (0.49)       10.82      5.11        88,605       0.72(p)        4.48+        23
    (0.51)       10.77      5.04        64,089       0.72(p)        4.82+        10

   $(0.36)      $ 9.99     (3.02)%    $ 11,582       1.42%(p)       3.37%+       26%
    (0.37)       10.66      2.01        23,486       1.42(p)        3.49+        15
    (0.39)       10.82      3.89        37,006       1.42(d)(p)     3.64(d)+     31
    (0.41)       10.80      4.36        46,489       1.42(p)        3.81+        23
    (0.43)       10.75      4.32        65,978       1.42(p)        4.13+        10

   $(0.36)      $ 9.98     (3.11)%    $ 36,517       1.42%(p)       3.38%+       26%
    (0.37)       10.66      2.11        35,516       1.42(p)        3.50+        15
    (0.39)       10.81      3.90        34,544       1.42(d)(p)     3.64(d)+     31
    (0.42)       10.79      4.41        29,412       1.42(p)        3.80+        23
    (0.43)       10.74      4.23        28,654       1.42(p)        4.13+        10


   $(0.44)      $13.81      1.70%     $ 46,537       0.82%          3.13%        28%
    (0.42)       14.01      2.90        30,378       0.88           3.02         18
    (0.42)       14.03      2.75        64,074       0.89(d)        3.01(d)      29
    (0.40)       14.07      1.43        83,353       0.87           2.83         28
    (0.42)       14.27      2.39       101,899       0.87           2.95         41

   $(0.34)      $13.82      1.08%     $ 11,674       1.53%          2.43%        28%
    (0.32)       14.01      2.19        23,751       1.58           2.32         18
    (0.32)       14.03      2.04        38,429       1.58(d)        2.31(d)      29
    (0.30)       14.07      0.73        66,067       1.57           2.13         28
    (0.32)       14.27      1.68        96,064       1.57           2.25         41

   $(0.34)      $13.81      1.00%     $ 32,593       1.53%          2.43%        28%
    (0.32)       14.01      2.19        35,864       1.58           2.32         18
    (0.32)       14.03      2.04        46,625       1.59(d)        2.31(d)      29
    (0.30)       14.07      0.73        67,057       1.57           2.14         28
    (0.32)       14.27      1.68        89,439       1.57           2.25         41


   $(0.44)      $13.96      1.55%     $ 29,827       0.90%          3.10%        26%
    (0.42)       14.18      2.87        20,163       0.92           2.98         27
    (0.42)       14.20      2.77        26,648       0.89(d)        2.96(d)      23
    (0.41)       14.23      1.84        37,420       0.89           2.80         30
    (0.41)       14.38      2.32        38,422       0.88           2.79         52

   $(0.34)      $13.97      0.92%     $  6,380       1.60%          2.40%        26%
    (0.32)       14.18      2.08        10,293       1.62           2.27         27
    (0.32)       14.21      2.06        16,012       1.60(d)        2.26(d)      23
    (0.31)       14.24      1.14        26,081       1.59           2.10         30
    (0.31)       14.39      1.67        35,723       1.58           2.08         52

   $(0.34)      $13.96      0.84%     $ 17,416       1.60%          2.40%        26%
    (0.32)       14.18      2.15        17,202       1.62           2.28         27
    (0.32)       14.20      2.07        22,253       1.59(d)        2.26(d)      23
    (0.31)       14.23      1.13        28,495       1.59           2.10         30
    (0.30)       14.38      1.60        34,859       1.58           2.09         52
---------------------------------------------------------------------------------------

                                     Income from Investment            Less Dividends and
                                           Operations                    Distributions
                               ----------------------------------- --------------------------
                                           Net Gains or
                                            Losses on
                     Net Asset     Net     Investments             Dividends
                      Value,   Investment     (both     Total from  from Net    Distributions
Fiscal Year or       Beginning   Income    realized and Investment Investment   from Capital
Period               of Period (Loss) +(a) unrealized)  Operations   Income         Gains
---------------------------------------------------------------------------------------------
Intermediate New York Municipal Portfolio
Class A
Year Ended 9/30/08    $13.83      $0.43       $(0.23)     $0.20      $(0.43)        $0.00
Year Ended 9/30/07     13.85       0.43        (0.02)      0.41       (0.43)         0.00
Year Ended 9/30/06     13.90       0.43        (0.05)      0.38       (0.43)         0.00
Year Ended 9/30/05     14.11       0.43        (0.21)      0.22       (0.43)         0.00
Year Ended 9/30/04**   14.21       0.43        (0.10)      0.33       (0.43)(q)      0.00

Class B
Year Ended 9/30/08    $13.82      $0.33       $(0.21)     $0.12      $(0.34)        $0.00
Year Ended 9/30/07     13.85       0.34        (0.03)      0.31       (0.34)         0.00
Year Ended 9/30/06     13.89       0.34        (0.04)      0.30       (0.34)         0.00
Year Ended 9/30/05     14.10       0.33        (0.21)      0.12       (0.33)         0.00
Year Ended 9/30/04**   14.20       0.33        (0.10)      0.23       (0.33)(q)      0.00

Class C
Year Ended 9/30/08    $13.83      $0.33       $(0.23)     $0.10      $(0.33)        $0.00
Year Ended 9/30/07     13.85       0.33        (0.02)      0.31       (0.33)         0.00
Year Ended 9/30/06     13.90       0.34        (0.05)      0.29       (0.34)         0.00
Year Ended 9/30/05     14.11       0.33        (0.21)      0.12       (0.33)         0.00
Year Ended 9/30/04**   14.21       0.34        (0.11)      0.23       (0.33)(q)      0.00
---------------------------------------------------------------------------------------------



Please refer to the footnotes on pages 83 and 84.


        Less Distributions                      Ratios/Supplemental Data
----------------------------------  ------------------------------------------------


                                     Net Assets,   Ratio of   Ratio of Net
 Total Divi-  Net Asset             End of Period  Expenses   Income/(Loss) Portfolio
  dends and   Value, End   Total       (000's     to Average   to Average   Turnover
Distributions of Period  Return (b)   omitted)    Net Assets*  Net Assets     Rate
-------------------------------------------------------------------------------------


   $(0.43)      $13.60      1.43%      $38,508       0.89%        3.09%        24%
    (0.43)       13.83      3.03        26,914       0.90         3.14         24
    (0.43)       13.85      2.81        34,440       0.91(d)      3.14(d)      21
    (0.43)       13.90      1.55        44,730       0.90         3.04         32
    (0.43)       14.11      2.37        54,246       0.88         3.07         39

   $(0.34)      $13.60      0.80%      $11,912       1.60%        2.40%        24%
    (0.34)       13.82      2.24        21,340       1.60         2.44         24
    (0.34)       13.85      2.17        31,804       1.61(d)      2.44(d)      21
    (0.33)       13.89      0.85        48,851       1.60         2.34         32
    (0.33)       14.10      1.67        58,167       1.58         2.37         39

   $(0.33)      $13.60      0.72%      $17,618       1.60%        2.40%        24%
    (0.33)       13.83      2.31        17,300       1.60         2.44         24
    (0.34)       13.85      2.09        22,482       1.61(d)      2.44(d)      21
    (0.33)       13.90      0.85        36,217       1.60         2.34         32
    (0.33)       14.11      1.66        53,033       1.58         2.37         39
-------------------------------------------------------------------------------------


* Net of any waivers/reimbursements and interest expense.


**As of October 1, 2003 (as of November 1, 2003 with respect to National,
  National II, New York and California) the Portfolios have adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts; however, prior to October 1, 2003 (November 1, 2003 with respect to National, National II, New York and California), these interim payments were reflected within interest income/expense on the statement of operations. For the year ended September 30, 2004 (October 31, 2004 with respect to National, National II, New York and California), the effect of this change to the net investment income and the net realized and unrealized gain (loss) on investment transactions was less than $0.01 per share. The effect on the ratio of net investment income to average net assets for the aforementioned year-ends was as follows:



                          Class A Class B Class C
-------------------------------------------------
National                    .01%    .01%    .01%
National II                 .01%    .01%    .01%
New York                    .05%    .05%    .05%
California                  .00%+   .00%+   .00%+
Arizona                     .01%    .00%    .00%
Florida                   (.02)%  (.02)%  (.02)%
Massachusetts             (.01)%    .00%  (.01)%
Michigan                    .01%    .01%    .02%
Minnesota                   .00%    .00%    .00%
New Jersey                  .01%    .01%    .01%
Ohio                      (.04)%  (.03)%  (.04)%
Pennsylvania                .00%    .01%    .00%
Virginia                  (.02)%  (.01)%  (.02)%
Intermediate California     .00%    .00%    .00%
Intermediate Diversified    .00%    .00%    .00%
Intermediate New York       .00%    .01%    .01%

--------

   +Amount is less than .01%.

+  Net of expenses assumed and/or waived by the Adviser for all fiscal periods.


++ Commencement of operations.


+++Annualized.


(a)Based on average shares outstanding.

(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment returns. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(c)If the National Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 0.91%, 0.92%, 1.01%, .93% and 1.08% for Class A shares, 1.63%, 1.63%,
   1.73%, 1.64% and 1.79% for Class B shares, 1.61%, 1.62%, 1.72%, 1.64% and
   1.78% for Class C shares and 0.69% for Advisor Class shares.


(d)The ratio includes expenses attributable to the costs of proxy solicitation.


(e)If the National Portfolio II had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.07%, 1.06%, 1.04%, 1.04% and 1.18% for Class A shares, 1.79%,
   1.77%,1.75%, 1.75% and 1.89% for Class B shares and 1.78%, 1.77%, 1.74%,
   1.75% and 1.88% for Class C shares.

(f)If the California Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been .85%, .85%,.85%, .86% and 1.01% for Class A shares, 1.56%, 1.56%,
   1.56%, 1.56% and 1.71% for Class B shares, 1.55%, 1.55%, 1.56%, 1.56% and
   1.71% for Class C shares and .55% for Advisor Class shares.

(g)If the Arizona Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been .93%, .96%, .95%, .97% and 1.13% for Class A shares, 1.66%, 1.67%,
   1.66%, 1.68% and 1.84% for Class B shares and 1.64%, 1.66%, 1.65%, 1.67% and
   1.84% for Class C shares.

(h)If the Florida Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 0.96%, .96%, .98%, 1.08% and 1.12% for Class A shares, 1.69%, 1.68%,
   1.69%, 1.78% and 1.83% for Class B shares and 1.67%, 1.67%, 1.68%, 1.78% and
   1.83% for Class C shares.

(i)If the Massachusetts Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.01%, 1.06%, 1.09%, 1.17% and 1.25% for Class A shares, 1.73%,
   1.77%, 1.81%, 1.88% and 1.96% for Class B shares and 1.72%, 1.76%, 1.80%,
   1.88% and 1.95% for Class C shares.

(j)If the Michigan Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.06%, 1.10%, 1.04%, 1.05% and 1.20% for Class A shares, 1.78%, 1.81%,
   1.75%, 1.76% and 1.91% for Class B shares and 1.76%, 1.81%, 1.74%, 1.75% and
   1.90% for Class C shares.

(k)If the Minnesota Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.10%, 1.16%, 1.17%, 1.26% and 1.32% for Class A shares, 1.81%, 1.87%,
   1.88%, 1.97% and 2.04% for Class B shares and 1.80%, 1.86%, 1.87%, 1.96% and
   2.03% Class C shares.

(l)If the New Jersey Portfolio had borne all expenses, including interest expense, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 0.99%, 1.10%, 1.15%, 1.16% and 1.23% for Class A shares, 1.72%, 1.81%, 1.86%, 1.87% and 1.94% for Class B shares and 1.70%, 1.80%, 1.85%, 1.86% and 1.93% for Class C shares.

(m)If the New York Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 0.88%, .90%, .89%, .91% and 1.05% for Class A shares, 1.60%, 1.61%,
   1.60%, 1.62% and 1.76% for Class B shares, 1.58%, 1.60%, 1.60%, 1.61% and
   1.75% for Class C shares and 0.49% for Advisor Class shares.

(n)If the Ohio Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.00%, 1.01%, .98%, .99% and 1.14% for Class A shares, 1.72%, 1.72%, 1.69%,
   1.69%, and 1.85% for Class B shares and 1.71%, 1.71%, 1.68%, 1.69% and 1.85%
   for Class C shares.

(o)If the Pennsylvania Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.03%, 1.03%, 1.11%, 1.20% and 1.24% for Class A shares, 1.75%, 1.74%,
   1.82%, 1.90% and 1.95% for Class B shares and 1.74%, 1.74%, 1.82%, 1.90% and
   1.94% for Class C shares.

(p)If the Virginia Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal periods) would have been .96%, 0.99%, 1.01%, 1.09% and 1.18% for Class A shares, 1.67%, 1.69%,
   1.72%, 1.80% and 1.89% for Class B shares and 1.66%, 1.69%, 1.71%, 1.79% and
   1.88% for Class C shares.

(q)Distributions from net investment income include taxable income of:


                                              2004
---------------------------------------------------
Intermediate Diversified Municipal Portfolio
Class A                                       $0.01
Class B                                        0.01
Class C                                        0.01
Intermediate California Municipal Portfolio
Class A                                       $0.02
Class B                                        0.01
Class C                                        0.01
Intermediate New York Municipal Portfolio
Class A                                       $0.01
Class B                                        0.01
Class C                                        0.01

APPENDIX A
--------------------------------------------------------------------------------

BOND RATINGS

Moody's Investors Service, Inc.
Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating--When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are unrated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note--Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


Standard & Poor's Ratings Services
AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C--Debt rated BB, B, CCC, CC or C is regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB--Debt rated BB is less vulnerable to nonpayment than other speculative debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

B--Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, financial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

CCC--Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic conditions, there is not likely to be capacity to pay interest or repay principal.

CC--Debt rated CC is currently highly vulnerable to nonpayment.

C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being continued.

D--The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred.

Plus (+) or Minus (-)--The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR--Not rated.

Fitch Ratings
AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.

DDD, DD, D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.


Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category or to categories below CCC.


NR--Indicates that Fitch does not rate the specific issue.

APPENDIX B
--------------------------------------------------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The settlement agreement between the Adviser and the New York State Attorney General requires the Portfolios to include the following supplemental hypothetical investment information, which provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Portfolios" in this Prospectus, about the effect of a Portfolio's expenses, including investment advisory fees and other Portfolio costs, on the Portfolio's returns over a 10-year period. The chart shows the estimated expenses (net of any fee or expense waiver for the first year) that would be charged on a hypothetical investment of $10,000 in Class A shares of the Portfolio assuming a 5% return each year, including an initial sales charge of 4.25%. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each Portfolio is the same as stated under "Financial Highlights." If you wish to obtain hypothetical investment information for other classes of shares of the Portfolio, please refer to the "Mutual Fund Fees & Expenses Calculators" on www.AllianceBernstein.com. Your actual expenses may be higher or lower.


National Portfolio
--------------------------------------------------------------------------------


                            Hypothetical Investment              Hypothetical
               Hypothetical Performance    After    Hypothetical    Ending
   Year         Investment    Earnings    Returns    Expenses*    Investment
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  500.40    $ 9,978.35
   2              9,978.35      498.92    10,477.27      95.34     10,381.93
   3             10,381.93      519.10    10,901.03      99.20     10,801.83
   4             10,801.83      540.09    11,341.92     103.21     11,238.71
   5             11,238.71      561.94    11,800.65     107.39     11,693.26
   6             11,693.26      584.66    12,277.92     111.73     12,166.19
   7             12,166.19      608.31    12,774.50     116.25     12,658.25
   8             12,658.25      632.91    13,291.16     120.95     13,170.21
   9             13,170.21      658.51    13,828.72     125.84     13,702.88
   10            13,702.88      685.14    14,388.02     130.93     14,257.09
   --------------------------------------------------------------------------
   Cumulative                $5,768.33               $1,511.24



National Portfolio II

--------------------------------------------------------------------------------


                            Hypothetical Investment              Hypothetical
               Hypothetical Performance    After    Hypothetical    Ending
   Year         Investment    Earnings    Returns    Expenses*    Investment
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  529.56    $ 9,949.19
   2              9,949.19      497.46    10,446.65     111.78     10,334.87
   3             10,334.87      516.74    10,851.61     116.11     10,735.50
   4             10,735.50      536.78    11,272.28     120.61     11,151.67
   5             11,151.67      557.58    11,709.25     125.29     11,583.96
   6             11,583.96      579.20    12,163.16     130.15     12,033.01
   7             12,033.01      601.65    12,634.66     135.19     12,499.47
   8             12,499.47      624.97    13,124.44     140.43     12,984.01
   9             12,984.01      649.20    13,633.21     145.88     13,487.33
   10            13,487.33      674.37    14,161.70     151.53     14,010.17
   --------------------------------------------------------------------------
   Cumulative                $5,716.70               $1,706.53

California Portfolio
--------------------------------------------------------------------------------

                            Hypothetical Investment              Hypothetical
               Hypothetical Performance    After    Hypothetical    Ending
   Year         Investment    Earnings    Returns    Expenses*    Investment
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  500.40    $ 9,978.35
   2              9,978.35      498.92    10,477.27      89.06     10,388.21
   3             10,388.21      519.41    10,907.62      92.71     10,814.91
   4             10,814.91      540.75    11,355.66      96.52     11,259.14
   5             11,259.14      562.96    11,822.10     100.49     11,721.61
   6             11,721.61      589.08    12,307.69     104.62     12,203.07
   7             12,203.07      610.15    12,813.22     108.91     12,704.31
   8             12,704.31      635.22    13,339.53     113.39     13,226.14
   9             13,226.14      661.31    13,887.45     118.04     13,769.41
   10            13,769.41      688.47    14,457.88     122.89     14,334.99
   --------------------------------------------------------------------------
   Cumulative                $5,782.02               $1,447.03

Arizona Portfolio
--------------------------------------------------------------------------------


                            Hypothetical Investment              Hypothetical
               Hypothetical Performance    After    Hypothetical    Ending
   Year         Investment    Earnings    Returns    Expenses*    Investment
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  503.42    $ 9,975.33
   2              9,975.33      498.77    10,474.10      97.41     10,376.69
   3             10,376.69      518.83    10,895.52     101.33     10,794.19
   4             10,794.19      539.71    11,333.90     105.41     11,228.50
   5             11,228.50      561.42    11,789.92     109.65     11,680.28
   6             11,680.28      584.01    12,264.29     114.06     12,150.23
   7             12,150.23      607.51    12,757.74     118.65     12,639.10
   8             12,639.10      631.95    13,271.05     123.42     13,147.63
   9             13,147.63      657.38    13,805.01     128.39     13,676.63
   10            13,676.63      683.83    14,360.46     133.55     14,226.91
   --------------------------------------------------------------------------
   Cumulative                $5,762.18               $1,535.27


Florida Portfolio
--------------------------------------------------------------------------------


                            Hypothetical Investment              Hypothetical
               Hypothetical Performance    After    Hypothetical    Ending
   Year         Investment    Earnings    Returns    Expenses*    Investment
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  503.42    $ 9,975.33
   2              9,975.33      498.77    10,474.10     100.55     10,373.55
   3             10,373.55      518.68    10,892.22     104.57     10,787.66
   4             10,787.66      539.38    11,327.04     108.74     11,218.30
   5             11,218.30      560.92    11,779.22     113.08     11,666.14
   6             11,666.14      583.31    12,249.44     117.59     12,131.85
   7             12,131.85      606.59    12,738.44     122.29     12,616.15
   8             12,616.15      630.81    13,246.96     127.17     13,119.79
   9             13,119.79      655.99    13,775.78     132.25     13,643.53
   10            13,643.53      682.18    14,325.71     137.53     14,188.18
   --------------------------------------------------------------------------
   Cumulative                $5,755.38               $1,567.18


Massachusetts Portfolio
--------------------------------------------------------------------------------


                            Hypothetical Investment              Hypothetical
               Hypothetical Performance    After    Hypothetical    Ending
   Year         Investment    Earnings    Returns    Expenses*    Investment
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  507.44    $ 9,971.31
   2              9,971.31      498.57    10,469.87     105.75     10,364.13
   3             10,364.13      518.21    10,882.34     109.91     10,772.42
   4             10,772.42      538.62    11,311.05     114.24     11,196.80
   5             11,196.80      559.84    11,756.64     118.74     11,637.90
   6             11,637.90      581.90    12,219.80     123.42     12,096.38
   7             12,096.38      604.82    12,701.20     128.28     12,572.91
   8             12,572.91      628.65    13,201.56     133.34     13,068.22
   9             13,068.22      653.41    13,721.63     138.59     13,583.05
   10            13,583.05      679.15    14,262.20     144.05     14,118.15
   --------------------------------------------------------------------------
   Cumulative                $5,741.91               $1,623.76

Michigan Portfolio
--------------------------------------------------------------------------------


                            Hypothetical Investment              Hypothetical
               Hypothetical Performance    After    Hypothetical    Ending
   Year         Investment    Earnings    Returns    Expenses*    Investment
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  526.54    $ 9,952.21
   2              9,952.21      497.61    10,449.82     110.77     10,339.05
   3             10,339.05      516.95    10,856.00     115.07     10,740.93
   4             10,740.93      537.05    11,277.97     119.55     11,158.43
   5             11,158.43      557.92    11,716.35     124.19     11,592.16
   6             11,592.16      579.61    12,171.76     129.02     12,042.74
   7             12,042.74      602.14    12,644.88     134.04     12,510.84
   8             12,510.84      625.54    13,136.39     139.25     12,997.14
   9             12,997.14      649.86    13,647.00     144.66     13,502.34
   10            13,502.34      675.12    14,177.46     150.28     14,027.18
   --------------------------------------------------------------------------
   Cumulative                $5,720.54               $1,693.37


Minnesota Portfolio
--------------------------------------------------------------------------------


                            Hypothetical Investment              Hypothetical
               Hypothetical Performance    after    Hypothetical    Ending
   Year         Investment    Earnings    Returns    Expenses*    Investment
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  515.48    $ 9,963.27
   2              9,963.27      498.16    10,461.43     115.08     10,346.35
   3             10,346.35      517.32    10,863.67     119.50     10,744.17
   4             10,744.17      537.21    11,281.38     124.10     11,157.28
   5             11,157.28      557.86    11,715.15     128.87     11,586.28
   6             11,586.28      579.31    12,165.60     133.82     12,031.77
   7             12,031.77      601.59    12,633.36     138.97     12,494.40
   8             12,494.40      624.72    13,119.12     144.31     12,974.81
   9             12,974.81      648.74    13,623.55     149.86     13,473.69
   10            13,473.69      673.68    14,147.37     155.62     13,991.75
   --------------------------------------------------------------------------
   Cumulative                $5,717.35               $1,725.60


New Jersey Portfolio
--------------------------------------------------------------------------------


                            Hypothetical Investment              Hypothetical
               Hypothetical Performance    after    Hypothetical    Ending
   Year         Investment    Earnings    Returns    Expenses*    Investment
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  512.47    $ 9,966.28
   2              9,966.28      498.31    10,464.60     103.60     10,361.00
   3             10,361.00      518.05    10,879.05     107.70     10,771.34
   4             10,771.34      538.57    11,309.91     111.97     11,197.94
   5             11,197.94      559.90    11,757.84     116.40     11,641.44
   6             11,641.44      582.07    12,223.51     121.01     12,102.50
   7             12,102.50      605.12    12,707.62     125.81     12,581,82
   8             12,581.82      629.09    13,210.91     130.79     13,080.12
   9             13,080.12      654.01    13,734.13     135.97     13,598.16
   10            13,598.16      679.91    14,278.07     141.35     14,136.71
   --------------------------------------------------------------------------
   Cumulative                $5,743.78               $1,607.07


New York Portfolio
--------------------------------------------------------------------------------


                            Hypothetical Investment              Hypothetical
               Hypothetical Performance    After    Hypothetical    Ending
   Year         Investment    Earnings    Returns    Expenses*    Investment
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  500.40    $ 9,978.35
   2              9,978.35      498.92    10,477.27      92.20     10,385.07
   3             10,385.07      519.25    10,904.32      95.96     10,808.36
   4             10,808.36      540.42    11,348.78      99.87     11,248.91
   5             11,248.91      562.45    11,811.36     103.94     11,707.42
   6             11,707.42      585.37    12,292.79     108.18     12,184.61
   7             12,184.61      609.23    12,793.84     112.59     12,681.25
   8             12,681.25      634.06    13,315.31     117.17     13,198.14
   9             13,198.14      659.91    13,858.05     121.95     13,736.10
   10            13,736.10      686.81    14,422.91     126.92     14,295.99
   --------------------------------------------------------------------------
   Cumulative                $5,775.17               $1,479.18

Ohio Portfolio
--------------------------------------------------------------------------------


                            Hypothetical Investment              Hypothetical
               Hypothetical Performance    After    Hypothetical    Ending
   Year         Investment    Earnings    Returns    Expenses*    Investment
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  510.46    $ 9,968.29
   2              9,968.29      498.41    10,466.71     104.67     10,362.04
   3             10,362.04      518.10    10,880.14     108.80     10,771.34
   4             10,771.34      538.57    11,309.91     113.10     11,196.81
   5             11,196.81      559.84    11,756.65     117.57     11,639.08
   6             11,639.08      581.95    12,221.04     122.21     12,098.83
   7             12,098.83      604.94    12,703.77     127.04     12,576.73
   8             12,576.73      628.84    13,205.57     132.06     13,073.51
   9             13,073.51      653.68    13,727.19     137.27     13,589.92
   10            13,589.92      679.50    14,269.41     142.69     14,126.72
   --------------------------------------------------------------------------
   Cumulative                $5,742.58               $1,615.86


Pennsylvania Portfolio
--------------------------------------------------------------------------------


                            Hypothetical Investment              Hypothetical
               Hypothetical Performance    After    Hypothetical    Ending
   Year         Investment    Earnings    Returns    Expenses*    Investment
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  520.51    $ 9,958.24
   2              9,958.24      497.91    10,456.15     107.70     10,348.45
   3             10,348.45      517.42    10,865.88     111.92     10,753.96
   4             10,753.96      537.70    11,291.65     116.30     11,175.35
   5             11,175.35      558.77    11,734.12     120.86     11,613.26
   6             11,613.26      580.66    12,193.92     125.60     12,068.32
   7             12,068.32      603.42    12,671.74     130.52     12,541.22
   8             12,541.22      627.06    13,168.28     135.63     13,032.65
   9             13,032.65      651.63    13,684.28     140.95     13,543.33
   10            13,543.33      677.17    14,220.50     146.47     14,074.03
   --------------------------------------------------------------------------
   Cumulative                $5,730.49               $1,656.46


Virginia Portfolio
--------------------------------------------------------------------------------


                            Hypothetical Investment              Hypothetical
               Hypothetical Performance    After    Hypothetical    Ending
   Year         Investment    Earnings    Returns    Expenses*    Investment
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  497.39    $ 9,981.36
   2              9,981.36      499.07    10,480.43     100.61     10,379.82
   3             10,379.82      518.99    10,898.81     104.63     10,794.18
   4             10,794.18      539.71    11,333.89     108.81     11,225.09
   5             11,225.09      561.25    11,786.34     113.15     11,673.19
   6             11,673.19      583.66    12,256.85     117.67     12,139.18
   7             12,139.18      606.96    12,746.14     122.36     12,623.78
   8             12,623.78      631.19    13,254.97     127.25     13,127.72
   9             13,127.72      656.39    13,784.11     132.33     13,651.78
   10            13,651.78      682.59    14,334.37     137.61     14,196.76
   --------------------------------------------------------------------------
   Cumulative                $5,758.56               $1,561.80


Intermediate Diversified Municipal Portfolio
--------------------------------------------------------------------------------


                            Hypothetical Investment              Hypothetical
               Hypothetical Performance    After    Hypothetical    Ending
   Year         Investment    Earnings    Returns     Expenses    Investment
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  507.44    $ 9,971.31
   2              9,971.31      498.57    10,469.87      85.85     10,384.02
   3             10,384.02      519.20    10,903.22      89.41     10,813.82
   4             10,813.82      540.69    11,354.51      93.11     11,261.40
   5             11,261.40      563.07    11,824.47      96.96     11,727.51
   6             11,727.51      586.38    12,313.89     100.97     12,212.91
   7             12,212.91      610.65    12,823.56     105.15     12,718.40
   8             12,718.40      635.92    13,354.32     109.51     13,244.82
   9             13,244.82      662.24    13,907.06     114.04     13,793.02
   10            13,793.02      689.64    14,482.67     118.76     14,363.91
   --------------------------------------------------------------------------
   Cumulative                $5,785.11               $1,421.20

Intermediate California Municipal Portfolio
--------------------------------------------------------------------------------


                            Hypothetical Investment              Hypothetical
               Hypothetical Performance    After    Hypothetical    Ending
   Year         Investment    Earnings    Returns     Expenses    Investment
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  515.48    $ 9,963.27
   2              9,963.27      498.16    10,461.43      94.15     10,367.28
   3             10,367.28      518.36    10,885.64      97.97     10,787.67
   4             10,787.67      539.38    11,327.05     101.94     11,225.11
   5             11,225.11      561.26    11,786.37     106.08     11,680.29
   6             11,680.29      584.01    12,264.30     110.38     12,153.92
   7             12,153.92      607.70    12,761.62     114.85     12,646.77
   8             12,646.77      632.34    13,279.10     119.51     13,159.59
   9             13,159.59      657.98    13,817.57     124.36     13,693.21
   10            13,693.21      684.67    14,377.87     129.41     14,248.47
   --------------------------------------------------------------------------
   Cumulative                $5,762.61               $1,514.13


Intermediate New York Municipal Portfolio
--------------------------------------------------------------------------------


                            Hypothetical Investment              Hypothetical
               Hypothetical Performance    After    Hypothetical    Ending
   Year         Investment    Earnings    Returns     Expenses    Investment
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  514.48    $ 9,964.27
   2              9,964.27      498.21    10,462.49      93.12     10,369.37
   3             10,369.37      518.47    10,887.84      96.90     10,790.94
   4             10,790.94      539.55    11,330.48     100.84     11,229.64
   5             11,229.64      561.48    11,791.12     104.94     11,686.18
   6             11,686.18      584.31    12,270.49     109.21     12,161.28
   7             12,161.28      608.06    12,769.35     113.65     12,655.70
   8             12,655.70      632.79    13,288.49     118.27     13,170.22
   9             13,170.22      658.51    13,828.73     123.08     13,705.65
   10            13,705.65      685.28    14,390.94     128.07     14,262.86
   --------------------------------------------------------------------------
   Cumulative                $5,765.41               $1,502.56


*Expenses are net of any fee waiver or expense waiver for the first year.
 Thereafter, the expense ratio reflects the Portfolio's operating expenses as reflected under "Fees and Expenses of the Portfolios" before waiver.

  PRIVACY NOTICE

  (This information is not part of the Prospectus.)

  The Adviser, the AllianceBernstein Family of Funds and AllianceBernstein Investments, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our clients' nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we may collect information about our clients from sources, including: (1) account documentation, including applications or other forms, which may contain information such as a client's name, address, phone number, social security number, assets, income and other household information, (2) clients' transactions with us and others, such as account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data and online information collecting devices known as "cookies".

  It is our policy not to disclose nonpublic personal information about our clients (or former clients) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our clients (or former clients), as described above, to non-affiliated third parties, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our clients (or former clients) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards, which comply with applicable federal standards, to safeguard such nonpublic personal information.

For more information about the Portfolios, the following documents are available upon request:

.. Annual/Semi-Annual Reports to Shareholders
The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

.. Statement of Additional Information (SAI)
Each Portfolio has an SAI, which contains more detailed information about the Portfolio, including its operations and investment policies. The Portfolio's SAI and independent registered public accounting firm's reports and financial statements in each Portfolio's most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Portfolios by contacting your broker or other financial intermediary, or by contacting the Adviser:



By Mail/Phone:  c/o AllianceBernstein Investor Services, Inc.  For Information: 800-221-5672
                P.O. Box 786003                                For Literature: 800-227-4618
                San Antonio, TX 78278-6003



Or you may view or obtain these documents from the Commission:

.. Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

.. Reports and other information about the Portfolios are available on the EDGAR
  Database on the Commission's Internet site at http://www.sec.gov.

.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington DC 20549-0102.

You also may find these documents and more information about the Adviser and the Portfolios on the Internet at: www.AllianceBernstein.com.



          Fund                                           SEC File No.
          -----------------------------------------------------------
          AllianceBernstein Municipal Income Fund, Inc.   811-04791
          AllianceBernstein Municipal Income Fund II      811-07618
          Sanford C. Bernstein Fund, Inc.                 811-05555


ALLIANCEBERNSTEIN MUNICIPAL
INCOME PORTFOLIOS

1345 Avenue of the Americas
New York, NY 10105





                                     [LOGO]                      PRO-0116-0109
                               ALLIANCEBERNSTEIN
                                  Investments                                        [GRAPHIC]



[LOGO]

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND, INC.
ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

--------------------------------------------------------------------------------

c/o AllianceBernstein Investor Services, Inc.
P.O. Box 786003, San Antonio, Texas 78278-6003
Toll Free: (800) 221-5672
For Literature:  Toll Free (800) 227-4618

--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                                January 30, 2009

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          This Statement of Additional Information ("SAI") is not a prospectus but supplements and should be read in conjunction with the current prospectus, dated January 30, 2009, for the National Portfolio, National Portfolio II, California Portfolio and New York Portfolio (each a "Portfolio" and together, the "Portfolios I") of AllianceBernstein Municipal Income Fund, Inc. (the "Fund") that offers the Class A, Class B and Class C shares of National Portfolio II, and Class A, Class B, Class C and Advisor Class shares of National Portfolio, California Portfolio and New York Portfolio and for the Arizona Portfolio, Florida Portfolio, Massachusetts Portfolio, Michigan Portfolio, Minnesota Portfolio, New Jersey Portfolio, Ohio Portfolio, Pennsylvania Portfolio and Virginia Portfolio (each a "Portfolio II" and together, the "Portfolios II") of AllianceBernstein Municipal Income Fund II (the "Fund II") that offers the Class A, Class B and Class C shares of the Portfolios (the "Prospectus")(The Fund and Fund II are together referred to as the "Funds".). Financial statements for the Funds for the year ended October 31, 2008 and September 30, 2008 are included in the Funds' annual reports to shareholders and are incorporated into this SAI by reference. Copies of the Prospectus and the Funds' annual reports may be obtained by contacting AllianceBernstein Investor Services, Inc. ("ABIS") at the address or the "For Literature" telephone number shown above.

                               TABLE OF CONTENTS
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Description of the Portfolios................................................2
Management of the Funds......................................................
Expenses of the Funds........................................................
Purchase of Shares...........................................................
Redemption and Repurchase of Shares..........................................
Shareholder Services.........................................................
Net Asset Value..............................................................
Dividends, Distributions and Taxes...........................................
Portfolio Transactions.......................................................
General Information..........................................................
Financial Statements and Report of Independent Registered
Public Accounting Firm.......................................................
Appendix A: Bond and Commercial Paper
Ratings......................................................................A-1

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AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

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                          DESCRIPTION OF THE PORTFOLIOS

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          The Funds are open-end investment companies. The following investment policies and restrictions supplement, and should be read in conjunction with, the information regarding the investment objectives, policies and restrictions of each Portfolio set forth in the Funds' Prospectus. Except as otherwise noted, each Portfolio's investment policies are not designated "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act") and may be changed by the Board of Directors or Board of Trustees of the Funds (each a "Board" and together, the "Boards") with respect to a Portfolio without approval of the shareholders of such Portfolio.


          Whenever any investment policy or restriction states a percentage of a Portfolio's assets that may be invested in any security or other asset, it is intended that such percentage limitation be determined immediately after and as a result of the Portfolio's acquisition of such securities or other assets. Accordingly, any later increases or decreases in percentage beyond the specified limitation resulting from a change in values or net assets will not be considered a violation of this percentage limitation.

          Each State Portfolio may invest in municipal securities issued by governmental entities (for example, U.S. territories) outside the named state if the municipal securities generate interest exempt from federal income tax and personal income tax in the named state. When the Adviser believes that municipal securities of the named state that meet a State Portfolio's quality standards are not available, any State Portfolio may invest up to 20% of its total assets in securities whose interest payments are only federally tax-exempt.

          The term "net assets," as used in this SAI, means net assets plus any borrowings.

National Portfolio and National Portfolio II
--------------------------------------------


          As a matter of fundamental policy, the National Portfolio and National Portfolio II are diversified as defined in the 1940 Act. As a matter of fundamental policy, the National Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities with interest that is exempt from federal income tax. The National Portfolio invests principally in a diversified portfolio of municipal securities with interest that is wholly exempt from federal income taxes except when received by a shareholder who is subject to the Alternative Minimum Tax ("AMT").


          As a matter of fundamental policy, the National Portfolio II invests, under normal circumstances, at least 80% of its net assets in municipal securities with interest that is exempt from federal income tax, including the AMT.


State Portfolios
----------------

          As a matter of fundamental policy, each State Portfolio invests at least 80% of its net assets in (i) municipal securities with interest which is exempt from federal income tax, and (ii) municipal securities of the named state or municipal securities with interest which is otherwise exempt from the named state's income tax. These policies may not change without shareholder approval.


          As a matter of fundamental policy, each of the California Portfolio, New York Portfolio, Arizona Portfolio, Michigan Portfolio, Minnesota Portfolio, Florida Portfolio, New Jersey Portfolio, Ohio Portfolio and Massachusetts Portfolio is diversified as defined in the 1940 Act. As a matter of fundamental policy, each of the Pennsylvania and Virginia Portfolios is non-diversified as defined in the 1940 Act. Each State Portfolio invests principally in municipal securities substantially all the interest from which (and substantially all the related dividends to shareholders) is exempt from federal income tax and from personal income tax in the named State. Normally, substantially all of the total assets of each State Portfolio will be invested in municipal securities of the named state. Each State Portfolio may invest without limit in AMT-Subject bonds.

          Each State Portfolio also may invest in municipal securities issued by governmental entities (for example, U.S. territories) outside the named State if such municipal securities generate interest exempt from federal income tax and personal income tax in the named State. When AllianceBernstein L.P. (the "Adviser") believes that municipal securities of the named State that meet the Portfolio's quality standards are not available, the Portfolio may invest in securities whose interest payments are only federally tax-exempt.

Other Investment Policies
-------------------------

          Each Portfolio will invest at least 75% of its total assets in municipal securities rated at the time of purchase Baa or higher (including Baa1, Baa2 and Baa3) by Moody's Investor Service, Inc. ("Moody's") or BBB or higher (including BBB+ and BBB-) by Standard & Poor's Ratings Services ("S&P") or Fitch Ratings ("Fitch") or, if unrated, determined by the Adviser to be of comparable quality. For additional information on securities ratings, please see Appendix A. In addition, each Portfolio may invest in zero coupon municipal securities. Each Portfolio also may invest in municipal securities that have fixed, variable, floating, or inverse floating rates of interest. The average dollar weighted maturity of the securities in each Portfolio will normally range between 10 and 30 years.

Alternative Minimum Tax
-----------------------

          Under current federal income tax law, (1) interest on tax-exempt municipal securities issued after August 7, 1986 which are "specified private activity bonds," and the proportionate share of any exempt-interest dividend paid by a regulated investment company that receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the AMT imposed on individuals and corporations, though for regular federal income tax purposes such interest will remain fully tax-exempt, and (2) interest on all tax-exempt obligations will be included in "adjusted current earnings" of corporations for AMT purposes. Such private activity bonds ("AMT-Subject Bonds"), which include industrial development bonds and bonds issued to finance such projects as airports, housing projects, solid waste disposal facilities, student loan programs and water and sewage projects, have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities.


          Investors should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-Subject Bonds. AMT-Subject Bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject Bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of AMT-Subject bonds is to make payments to bond holders only out of and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject Bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which Portfolio assets may be invested.

Risk of Concentration In a Single State
---------------------------------------

          The primary purpose of investing in a portfolio of a single state's municipal securities is the special tax treatment accorded the state's resident individual investors. However, payment of interest and preservation of principal is dependent upon the continuing ability of the state's issuers and/or obligors on state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should be aware of certain factors that might affect the financial condition of issuers of municipal securities, consider the greater risk of the concentration of a Portfolio versus the safety that comes with a less concentrated investment portfolio and compare yields available in portfolios of the relevant state's issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

          Municipal securities in which a Portfolio's assets are invested may include debt obligations of the municipalities and other subdivisions of the relevant state issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, schools, streets and water and sewer works. Other purposes for which municipal securities may be issued include the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital, housing, and solid waste disposal facilities. The latter, including most AMT-Subject Bonds, are generally payable from private sources which, in varying degrees, may depend on local economic conditions, but are not necessarily affected by the ability of the state and its political subdivisions to pay their debts. It is not possible to provide specific detail on each of these obligations in which Portfolio assets may be invested. However, all such securities, the payment of which is not a general obligation of an issuer having general taxing power, must satisfy, at the time of an acquisition by the Portfolio, the minimum rating(s) described in the "More Information About the Portfolios and Their Investments" in the Prospectus. See also "Appendix A: Bond and Commercial Paper Ratings" for a description of ratings and rating criteria. Some municipal securities may be rated based on a "moral obligation" contract which allows the municipality to terminate its obligation by deciding not to make an appropriation. Generally, no legal remedy is available against the municipality that is a party to the "moral obligation" contract in the event of such non-appropriation.


          The following brief summaries are included for the purpose of providing certain information regarding the economic climate and financial condition of the states of New York, California, Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia, and are based primarily on information from the Annual Information Statement dated May 12, 2008, as updated on August 6 and October 28, 2008 (as supplemented on December 23, 2008) with respect to New York, the Annual Financial Report dated June 30, 2008 with respect to Arizona, and Official Statements dated October 2008 with respect to California, Florida and Ohio, November 2008 with respect to Massachusetts and New Jersey, December 2008 with respect to Michigan, Pennsylvania and Virginia, and January 2009 with respect to Minnesota in connection with the issuance of certain securities, and other documents and sources, and does not purport to be complete. The Funds have not undertaken to verify independently such information and the Funds assume no responsibility for the accuracy of such information. These summaries do not provide information regarding most securities in which the Portfolios are permitted to invest and in particular do not provide specific information on the issuers or types of municipal securities in which the Portfolios invest or the private business entities whose obligations support the payments on AMT-Subject Bonds in which the Portfolios will invest. Therefore, the general risk factors as to the credit of the state or its political subdivisions discussed herein may not be relevant to the Portfolios. Although revenue obligations of a state or its political subdivisions may be payable from a specific project or source, there can be no assurance that future economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of a Portfolio or the ability of the respective obligors to make timely payments of principal and interest on such obligations. In addition, a number of factors may adversely affect the ability of the issuers of municipal securities to repay their borrowings that are unrelated to the financial or economic condition of a state, and that, in some cases, are beyond their control. Furthermore, issuers of municipal securities are generally not required to provide ongoing information about their finances and operations to holders of their debt obligations, although a number of cities, counties and other issuers prepare annual reports.

NEW YORK PORTFOLIO
------------------

          The following is based on information obtained from the Annual Information Statement of the State of New York, dated May 12, 2008, and the Updates to the Annual Information Statement dated August 6 and October 28, 2008 (as supplemented December 23, 2008).

Debt Reform Act of 2000
-----------------------

          The Debt Reform Act of 2000 ("Debt Reform Act") implemented statutory initiatives intended to improve the borrowing practices of the State of New York (the "State"). The Debt Reform Act applies to all new State-supported debt issued on and after April 1, 2000 and includes the following provisions: (a) a phased-in cap on new State-supported debt outstanding of 4% of personal income;
(b) a phased-in cap on new State-supported debt service costs of 5% of total governmental funds receipts; (c) a limit on the use of debt to capital works and purposes only; and (d) a limit on the maximum term of new State-supported debt to 30 years.


          The cap on new State-supported debt outstanding began at 0.75% of personal income in 2000-01 and is gradually increasing until it is fully phased in at 4% of personal income in 2010-11. Similarly, the phased-in cap on new State-supported debt service costs began at 0.75% of total governmental funds receipts and is gradually increasing until it is fully phased in at 5% in 2013-14.

          The Debt Reform Act requires the limitations on the issuance of State-supported debt and debt service costs to be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to October 31st of each year. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The prohibition on issuing new State-supported debt if the caps are met or exceeded provides a significant incentive to treat the debt caps as absolute limits that should not be reached, and therefore the Division of the Budget ("DOB") intends to manage subsequent capital plans and issuance schedules under these limits.

          Debt outstanding and debt service costs for the 2008-09 fiscal year and the entire five-year forecast period through 2012-13 are projected by DOB to be within the Debt Reform Act's statutory caps.

          For purposes of analyzing the financial condition of the State, debt may be classified as State-supported debt and State-related debt. State-supported debt includes general obligation debt, to which the full faith and credit of the State has been pledged, and lease-purchase and contractual obligations of public authorities and municipalities, where the State's legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature. State-related debt includes State-supported debt, as well as State-guaranteed debt (to which the full faith and credit of the State has been pledged), moral obligation financings and certain contingent-contractual obligation financings, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

          The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

          The amount of general obligation bonds issued in the 2007-08 fiscal year (excluding refunding bonds) was $268 million, and as of March 31, 2008, the total amount of general obligation debt outstanding was $3.2 billion. The Enacted Budget Financial Plan projects that about $457 million in general obligation bonds will be issued in 2008-09.

          Also included in State-supported debt are certain long-term financing mechanisms, lease-purchase and contractual-obligation financings, including certificates of participation ("COPs"), which involve obligations of public authorities or municipalities where debt service is payable by the State, but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance certain payments to local governments (see "New York Local Government Assistance Corporation," below), various capital programs, educational and health facilities, prison construction, housing programs and equipment acquisitions, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State.

          The State expects to continue to use lease-purchase and contractual-obligation financing arrangements to finance its capital programs, and expects to finance many of these capital programs with State Personal Income Tax ("PIT") Revenue Bonds. The Enacted Budget Financial Plan projects that $4.0 billion of State PIT Revenue Bonds will be issued in 2008-09.

New York Local Government Assistance Corporation
------------------------------------------------

          In 1990, as part of a State fiscal reform program, legislation was enacted creating the New York Local Government Assistance Corporation (the "LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation also dedicated revenues equal to the first one percent of the State sales and use tax to pay debt service on these bonds. The legislation imposed a limitation on the annual seasonal borrowing of the State except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for eliminating it over time. Any seasonal borrowing is required by law to be eliminated by the fourth fiscal year after the limit was first exceeded. This provision limiting the seasonal borrowing was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds. No such restrictions were placed on the State's ability to issue deficit notes.

          As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion, completing the program. The impact of LGAC's borrowing is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.

State Authorities
-----------------

          The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities (the "Authorities"). Authorities, which have responsibility for financing, constructing and/or operating revenue producing public facilities, are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts, and as otherwise restricted by, their legislative authorizations. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially adversely affected, if any of its Authorities were to default on their respective obligations, particularly those using State-supported or State-related financing techniques. As of December 31, 2007, there were 19 Authorities that had aggregate outstanding debt of $134 billion, only a portion of which constitutes State-supported or State-related debt.


          Moral obligation financing generally involves the issuance of debt by an Authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies that may occur in the issuer's debt service reserve fund. There has never been a default on any moral obligation debt of any Authority. The State does not intend to increase statutory authorizations for moral obligation bond programs. From 1976 through 1987, the State was called upon to appropriate and make payments totaling $162.8 million to make up deficiencies in the debt service reserve funds of the Housing Finance Agency pursuant to moral obligation provisions. In the same period, the State also expended additional funds to assist the Project Finance Agency, the New York State Urban Development Corporation and other Authorities that had moral obligation debt outstanding. The State has not been called upon to make any payments pursuant to any moral obligations since the 1986-87 fiscal year and no such requirements are anticipated during the 2008-09 fiscal year.

          Authorities' operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for Authorities. Also, there are statutory arrangements providing for State local assistance payments, otherwise payable to localities, to be made under certain circumstances to Authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, if local assistance payments are so diverted, the affected localities could seek additional State assistance. Some Authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

          The Metropolitan Transportation Authority (the "MTA"), which receives the bulk of State appropriations to the Authorities, oversees New York City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). The MTA operates certain commuter rail and bus lines in the New York metropolitan area through the MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended and will continue to depend on operating support from the State, local governments and TBTA, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

          Since 1980, the State has enacted several taxes, including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of one percent regional sales and use tax, that provide revenues for mass transit purposes, including assistance to the MTA. In addition, since 1987, State law has required that the proceeds of a one-quarter of one percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. Further, in 1993, the State dedicated a portion of certain petroleum business tax receipts to fund operating or capital assistance to the MTA, and in 2000, increased the amount.

Certificates of Participation
-----------------------------

          The State also participates in the issuance of certificates of participation ("COPs") in a pool of leases entered into by the State's Office of General Services on behalf of several State departments and agencies interested in acquiring operational equipment, or in certain cases, real property. Legislation enacted in 1986 established restrictions upon and centralized State control, through the Comptroller and the Director of the Budget, over the issuance of COPs representing the State's contractual obligation, subject to annual appropriation by the Legislature and availability of money, to make installment or lease-purchase payments for the State's acquisition of such equipment or real property. The State has not issued COPs since 2001 and expects that State PIT Revenue Bonds will be used to finance the acquisition of equipment under this program in 2008-09.

Current Fiscal Year
-------------------

          The State budget process begins with the Governor's submission of the Executive Budget to the Legislature each January, in preparation for the start of the fiscal year on April 1. The Executive Budget must contain a complete plan of estimated available receipts and projected disbursements for the ensuing fiscal year ("State Financial Plan"). The proposed State Financial Plan must be balanced on a cash basis and must be accompanied by bills that: (i) set forth all proposed appropriations and reappropriations, (ii) provide for any new or modified revenue measures, and (iii) make any other changes to existing law necessary to implement the budget recommended by the Governor.

          In acting on the bills submitted by the Governor, the Legislature has certain powers to alter the recommended appropriations and proposed changes to existing law. These additional items are then subject to line-item veto by the Governor, which can be reconsidered by the Legislature. Once the appropriation bills and other bills become law, DOB revises the State Financial Plan to reflect the Legislature's actions, and begins the process of implementing the budget. Throughout the fiscal year, DOB monitors actual receipts and disbursements, and may adjust the estimates in the State Financial Plan. Adjustments may also be made to the State Financial Plan to reflect changes in the economy, as well as new actions taken by the Governor or Legislature.

          As reported in the Second Quarterly Update (as supplemented December 23, 2008), DOB has projected General Fund budget gaps of $1.7 billion in 2008-09, and $13.7 billion in 2009-10. The budget gap projected for 2009-10 is the largest ever faced by the State as measured in absolute dollars.


2007-08 Fiscal Year
-------------------


          The State ended 2007-08 in balance. Revenues in 2007-08 were $585 million lower than the State's initial projections, while spending for the year finished at $306 million lower than expectations. The result was a $279 million decrease in cash reserves. The reserves were used to finance the costs of labor settlements ($138 million), debt management actions, including defeasing certain auction rate bonds ($128 million), and to finance the discretionary grants from Community Projects Fund ($13 million).


          The General Fund ended the 2007-08 fiscal year with a balance of $2.8 billion, which included dedicated balances of $1.2 billion in the State's rainy day reserve funds that can only be used for unforeseen mid-year shortfalls (after a $175 million deposit to the new Rainy Day Reserve Fund at the close of 2007-08), the Contingency Reserve Fund ("CRF") ($21 million), the Community Projects Fund ("CPF") ($340 million) and $1.2 billion in general reserves, $122 million of which DOB expects to use for debt management.


          General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $53.1 billion in 2007-08, an increase of $1.7 billion from 2006-07 results. While tax receipts decreased by $273 million, transfers increased by $1.9 billion and miscellaneous receipts increased by $191 million. The decline in tax receipts was primarily attributable to a decline in business taxes and in personal income taxes.


          General Fund spending, including transfers to other funds, totaled $53.4 billion in 2007-08, an increase of $1.8 billion from 2006-07. The main sources of annual growth were School Aid, Children and Family Services, and public assistance.

2006-07 Fiscal Year
-------------------

          DOB reported a 2006-2007 General Fund surplus of $1.5 billion. Total receipts, including transfers from other funds, were $51.4 billion. Disbursements, including transfers to other funds, totaled $51.6 billion.

          The General Fund ended the 2006-2007 fiscal year with a balance of $3.0 billion, which included dedicated balances of $1.0 billion in the Tax Stabilization Reserve Fund ("TSRF") (the State's "rainy day fund") (after an $87 million deposit at the close of 2006-2007), the CRF ($21 million), and the CPF ($278 million). The closing balance also included $1.7 billion in general reserves.

          General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $51.4 billion in 2006-2007, an increase of $4.2 billion from 2005-2006 results. Tax receipts increased by $3.4 billion and transfers increased by $419 million, while miscellaneous receipts increased by $390 million. The decline in miscellaneous receipts was primarily attributable to the loss of various one-time receipts, including the securitization of tobacco proceeds.

          General Fund spending, including transfers to other funds, totaled $51.6 billion in 2006-07, an increase of $5.1 billion from 2005-06. The main sources of annual growth were school aid, Medicaid and higher education programs.

2005-06 Fiscal Year
-------------------

          DOB reported a 2005-2006 General Fund surplus of $2.0 billion. Total receipts, including transfers from other funds, were $47.2 billion. Disbursements, including transfers to other funds, totaled $46.5 billion.

          The General Fund ended the 2005-2006 fiscal year with a balance of $3.3 billion, which included dedicated balances of $944 million in the TSRF (after a $72 million deposit at the close of 2005-2006), the CRF ($21 million), and the CPF ($251 million). The closing balance also included $2.0 billion in general reserves.

          General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $47.2 billion in 2005-2006, an increase of $3.3 billion from 2004-2005 results. Tax receipts increased by $3.8 billion and transfers increased by $743 million, while miscellaneous receipts decreased by $197 billion. The decline in miscellaneous receipts was primarily attributable to the loss of various one-time receipts including the securitization of tobacco proceeds.

          General Fund spending, including transfers to other funds, totaled $46.5 billion in 2005-06, an increase of $2.9 billion from 2004-05. The main sources of annual growth were Medicaid, school aid, and fringe benefits.

Economic Overview
-----------------

          New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's financial activities, information, education and health services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, the State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

          The services sector, which includes professional and business services, private education and healthcare, leisure and hospitality services, and other services, is the State's leading economic sector. The services sector accounts for more than four of every ten nonagricultural jobs in New York and has a higher proportion of total jobs than does the rest of the nation.

          Manufacturing employment continues to decline in importance in New York, as in most other states, and New York's economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate region, as high concentrations of manufacturing industries for transportation equipment, optics and imaging, materials processing, and refrigeration, heating and electrical equipment products are located in the upstate region.

          The trade, transportation and utilities sector accounts for the largest component of nonagricultural jobs in New York but is only the fourth largest, when measured by wage share. This sector accounts for slightly less employment and wages for the State than for the nation.

          New York City is the nation's leading center of banking and finance, and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages.

          Farming is an important part of the economy in rural areas, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, fruits, and vegetables. New York ranks among the nation's leaders in the production of these commodities.

          Federal, State and local government together comprise the second largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total state and local government employment.

          The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated in the services sector.

          In the calendar years 1990 through 1998, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and was slower to recover. However, the situation subsequently improved. In 1999, for the first time in 13 years, the employment growth rate of the State surpassed the national growth rate and, in 2000, the rates were essentially the same. In 2001, the September 11 terrorist attacks resulted in a slowdown in New York that was more serious than in the nation as a whole.


          Although the State unemployment rate was higher than the national rate from 1991 to 2000, the gap between them has narrowed in recent years. In 2007, the State unemployment rate was 4.5%, compared to 4.6% for the nation as a whole. State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies. In 2007, New York per capita personal income was $47,385, compared by $38,611 for the nation as a whole.

Recent Developments
-------------------

          In DOB's view, the economic damage from the global financial crisis, even if it has been successfully contained, which is by no means certain, will be severe and long-lasting.


          In New York, the impact of the crisis is expected to have grave consequences for the State's financial services sector, one of the principal sources of State tax revenues. Layoffs in this sector alone are now expected to total approximately 45,000 positions as strained financial institutions seek to cut costs and newly merged banks seek to reduce duplication of services. This compares to a loss of approximately 30,000 jobs in the months following the September 11, 2001 terrorist attacks. DOB now estimates that finance and insurance sector bonuses will fall 43% for the 2008-09 bonus season and another 21% for 2009-10, representing larger declines than were seen in the aftermath of September 11th. Declining employment and bonuses will have negative implications for overall income growth as well. New York State wages are now projected to fall 1.8% in fiscal year 2008-09, which translates into a $9.2 billion reduction in the wage base. Growth in total New York personal income for 2009 has been revised down to a decline of 1.0%, following growth of 2.7% for 2008.


          But the damage is not limited to Wall Street. Statewide, DOB is forecasting private sector job losses surpassing 160,000, with declines anticipated for all major industrial sectors except health care and education. Statewide employment is now expected to fall 1.5% for 2009, with private sector jobs projected to decline 1.7%, following growth of 0.2% for both total and private employment for 2008.


          The State's financial position is expected to be severely affected by the global financial crisis. In the current year, DOB now projects a General Fund budget gap of $1.7 billion for 2008-09, which it expects to be addressed through legislative or administrative measures, or both. General Fund tax receipts have been revised downward by $1.7 billion from the estimate in the First Quarterly Update.


          The projected budget gaps for 2009-10 and future years have also increased substantially, primarily reflecting the expected impact of recent economic events on State tax receipts. DOB now projects a General Fund budget gap of $13.7 billion in 2009-10, an increase of $7.4 billion from the First Quarterly Update and $1.2 billion from the Second Quarterly Update. The estimate for General Fund tax receipts has been reduced by $5.8 billion, as the impact of the financial services sector contraction and broader downturn is felt in the State's tax base. The increase in the 2009-10 budget gap also reflects the inclusion of a reserve for potential labor settlements ($400 million) with State employee unions that have not agreed to new contracts in the current round of bargaining.


          In DOB's view, the continuing instability in the financial markets, and the uneven response to Federal government efforts to restore confidence combine to provide compelling evidence for further reducing General Fund receipts forecast over the Plan period. The impact of the recession on tax collections is expected to begin to register in the high-tax collection months over the remainder of the fiscal year, and especially in the final quarter. DOB has lowered the estimate of General Fund tax receipts by $492 million in the current year and $1.6 billion in 2009-10.

New York City
-------------

          The fiscal demands on the State may be affected by the fiscal condition of New York City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State's finances may be affected by the ability of New York City to market securities successfully in the public credit markets.

          In response to New York City's fiscal crisis in 1975, the State took action to help New York City return to fiscal stability. These actions included the establishment of the Municipal Assistance Corporation for the City of New York ("NYC MAC"), to provide New York City with financing assistance; the New York State Financial Control Board ("FCB"), to oversee New York City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York ("OSDC"), to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which New York City was subject to certain statutorily prescribed fiscal controls. The FCB terminated the control period in 1986 when certain statutory conditions were met. State law requires the FCB to reimpose a control period upon the occurrence or "substantial likelihood and imminence" of the occurrence, of certain events, including (but not limited to) a New York City operating budget deficit of more than $100 million or impaired access to the public credit markets.

Other Localities
----------------

          Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2008-09 fiscal year, or thereafter.


          Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs which, in turn, may require local governments to fund these expenditures from their own resources. Similarly, State policymakers have expressed interest in implementing a property tax cap for local governments. Adoption of a property tax cap would affect the amount of property tax revenue available for local government purposes and could adversely affect their operations, particularly those that are heavily dependent on property tax revenue such as school districts. Ultimately, localities or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

Litigation
----------

          The State is a defendant in legal proceedings involving State finances, State programs and miscellaneous civil rights, tort, real property and contract claims where the monetary damages sought are substantial, generally in excess of $100 million. These proceedings could affect adversely the financial condition of the State in the 2008-09 fiscal year or thereafter.


          Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2008-09 State Financial Plan. The State believes that the proposed 2008-09 State Financial Plan includes sufficient reserves for the payment of judgments that may be required during the 2008-09 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount of all potential 2008-09 State Financial Plan resources available for the payment of judgments, and could therefore adversely affect the ability of the State to maintain a balanced 2008-09 State Financial Plan.

CALIFORNIA PORTFOLIO
--------------------

          The following is based on information obtained from an Official Statement, dated October 16, 2008, relating to $5,000,000,000 State of California 2008-09 Revenue Anticipation Notes, Series A-1 and Series A-2 (the "Official Statement").

Constitutional Limits on Spending and Taxes
-------------------------------------------

          Certain California (the "State") constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives could adversely affect the ability of issuers of the State's municipal securities to pay interest and principal on municipal securities.

          Article XIII B. The State is subject to an annual appropriations limit (the "Appropriations Limit") imposed by Article XIII B to the State Constitution.

          Article XIII B was modified substantially by Propositions 98 and 111 in 1988 and 1990, respectively. (See "Proposition 98" below.) "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by the entity in providing the regulation, product or service," but "proceeds of taxes" exclude most State subsidies to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds.

          Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes). The Appropriations Limit may also be exceeded in cases of emergency.

          The State's yearly Appropriations Limit is based on the limit for the prior year with annual adjustments for changes in California per capita personal income and population and any transfers of financial responsibility for providing services to or from another unit of government.

          As of the enactment of the 2008 Budget Act, the Department of Finance projected the Appropriations Subject to Limit to be $58.963 billion and $65.159 billion under the Appropriations Limit in fiscal years 2007-08 and 2008-09, respectively.

          Proposition 98. On November 8, 1988, voters approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level, and the operation of the State Appropriations Limit, primarily by guaranteeing local schools and community colleges ("K-14 schools") a minimum share of General Fund revenues. Under Proposition 98 (as modified by Proposition 111 which was enacted on June 5, 1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percentage of General Fund revenues (the "first test"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment (the "second test"), or (c) a third test, which would replace the second test in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income. Under the third test, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If the third test is used in any year, the difference between the third test and the second test would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Proposition 76, a proposed initiative constitutional amendment that would have eliminated the third test, was defeated by voters on November 8, 2005.

          The Proposition 98 guarantee is funded from two sources: local property taxes and the General Fund. Any amount not funded by local property taxes is funded by the General Fund. Thus, local property tax collections represent an offset to General Fund costs in a second test or third test year.

State Indebtedness
------------------

          The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase debt and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.

          The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond law is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

          As of September 1, 2008, the State had outstanding $57,610,679,000 aggregate principal amount of long-term general obligation bonds, and unused voter authorizations for the future issuance of $56,823,816,000 of long-term general obligations bonds.


          The General Obligation Bond Law permits the State to issue as variable rate indebtedness up to 20% of the aggregate amount of long-term general obligation bonds outstanding. The State has issued $6,272,215,000 billion of variable rate general obligation bonds, representing about 10.9% of the State's total outstanding general obligation bonds as of September 1, 2008.


          In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease which provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State's lease obligation, which are marketed to investors. The State had $7,787,599,008 General Fund-supported lease-purchase debt outstanding as of September 1, 2008. In addition, as of that date, certain joint powers authorities were authorized to issue approximately $81,000,000 of revenue bonds to be secured by State leases.


          As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State has issued revenue anticipation notes ("RANs") in 19 of the last 20 fiscal years to partially fund timing differences between revenues and expenditures, as the majority of General Fund revenues are received in the last part of the fiscal year. By law, RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued revenue anticipation warrants ("RAWs"), which can mature in a subsequent fiscal year. The State plans to issue $7.0 billion of RANs in fiscal year 2008-09 in order to maintain adequate reserves to manage the State's cash flow requirements during the fiscal year.

The Budget Process
------------------

          The state's fiscal year begins on July 1 and ends on June 30 of the following year. The state's General Fund Budget operates on a legal basis, generally using a modified accrual system of accounting for its General Fund, with revenues credited in the period in which they are measurable and available and expenditures debited in the period in which the corresponding liabilities are incurred.

          The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the "Governor's Budget"). Under state law, the annual proposed Governor's Budget cannot provide for projected expenditures in excess of projected revenues for the ensuing fiscal year. Following the submission of the Governor's Budget, the Legislature takes up the proposal. As required by the Balanced Budget Amendment ("Proposition 58"), beginning with fiscal year 2004-2005, the Legislature may not pass a budget bill in which General Fund expenditures exceed estimated General Fund revenues and fund balances at the time of the passage and as set forth in the budget bill. Proposition 58 requires the adoption of a balanced budget and restricts future borrowing to cover budget deficits.

          Under the State Constitution, money may be drawn from the Treasury only though an appropriation made by law. The primary source of annual expenditure appropriations is the annual Budget Act as approved by the Legislature and signed by the Governor. The Budget Act must be approved by a two-thirds majority vote of each House of the Legislature. The governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.

Current Fiscal Year Budget
--------------------------


          The 2008 Budget Act was adopted by the Legislature on September 16, 2008, along with a number of implementing measures, and signed by the Governor on September 23, 2008. In approving the budget, the Governor vetoed $714 million in appropriations from the General Fund, special funds, and bond funds (including $510 million in General Fund appropriations).


          The 2008 Budget Act resolves the $17.3 billion budget deficit (after implementation of the $7.0 billion in actions taken during the fiscal emergency special session of the Legislature) identified in the 2008-09 May Revision. It provides a modest reserve of $1.7 billion this year, but projects a deficit of $1.0 billion in 2009-10. While this budget does not resolve the state's persistent structural budget deficit, it includes a budget reform measure which, if approved by the voters, puts California on the path to fiscal stability and avoids borrowing from local governments or transportation funds.


          Under the 2008 Budget Act, General Fund revenues and transfers are projected to decrease 1.0%, from $103.0 billion in fiscal year 2007-08 to $102.0 billion in fiscal year 2008-09. The 2008 Budget Act contains General Fund appropriations of $103.4 billion, compared to $103.3 billion in 2007-08. The June 30, 2009 total reserve is projected to be $1.7 billion, a decrease of $1.4 billion or 45% compared to the June 30, 2008 reserve.


          The revenue and expenditure assumptions set forth above have been based upon certain estimates of the performance of the California and national economies in calendar years 2008 and 2009. In the 2008-09 May Revision, the Department of Finance projected that the California economy would grow slowly in calendar years 2008 and 2009, with the state's unemployment rate increasing in both years.


          The continuing housing slump, increasing financial market turmoil, and shrinking credit slowed the national and California economies in the first nine months of 2008. Labor markets weakened, consumers cut back, and home sales and home building fell. Increases in adjustable mortgage rates and falling home prices pushed up mortgage delinquencies and home foreclosures.


          Labor markets cooled in the nation in the first eight months of 2008, with job losses averaging 75,600 per month. In 2007 employment grew by 91,300 per month, on average. The national unemployment rate averaged 5.3% in the first eight months of 2008, up from 4.5% in the same months of 2007.


          Consumer spending increased by just 1.4% in the first half of 2008, as consumer confidence measures fell to levels that historically have been associated with recessions. Consumer spending is being squeezed by slower job growth, falling home prices, high energy and food prices, high consumer debt levels, and the falling dollar.


          The State Controller has reported that revenues for the month of September 2008 from the major sources (personal income tax, sale and use tax and corporation tax) were approximately $814 million below projections (and a total of $1.1 billion below projections for the first three months of the fiscal year). Based on a preliminary review of revenue receipts and other factors through the month of September, the Department of Finance believes there are indications that General Fund budgetary revenues could be adjusted downward by $3 billion in 2008-09. An update of the 2008-09 revenues will be prepared in connection with the release of the 2009-10 Governor's Budget in January 2009. Given the potential budgetary gap that may result from these revenue declines, the Governor is actively considering various options to address the State's fiscal situation.


Fiscal Year 2007-08
-------------------

          The 2007 Budget Act was adopted by the legislature on August 21, 2007, along with a number of implementing measures, and signed by the Governor on August 24, 2007. In approving the budget, the Governor vetoed $943 million in appropriations (including $703 million in General Fund appropriations).

          Under the 2007 Budget Act, General Fund revenues and transfers were projected to increase 6.0%, from $95.5 billion in fiscal year 2006-07 to $101.2 billion in fiscal year 2007-08. The 2007 Budget Act contained General Fund appropriations of $102.3 billion, compared to $101.7 billion in 2006-07. The June 30, 2008 total reserve was projected to be $4.1 billion, similar to the estimated June 30, 2007 reserve.

Fiscal Year 2006-07
-------------------

          The 2006 Budget Act was adopted by the legislature on June 27, 2006, along with a number of implementing measures, and signed by the Governor on June 30, 2006. In approving the budget, the Governor vetoed $112 million in appropriations (including $62 million in General Fund appropriations).

          Under the 2006 Budget Act, General Fund revenues and transfers were projected to increase 1.2%, from $92.7 billion in fiscal year 2005-06 to $93.9 billion in fiscal year 2006-07. The 2006 Budget Act contained General Fund appropriations of $101.3 billion, compared to $92.7 billion in 2005-06. This included more than $4.9 billion, or 4.7% of total General Fund resources available, to address the state's debt by establishing a budget reserve of $2.1 billion. The difference between revenues and expenditures in 2006-07 was funded by using a large part of the 2005-06 ending fund balance. The June 30, 2007 reserve was projected to be $2.1 billion, compared to an estimated June 30, 2006 reserve of $9.5 billion.


          Subsequently, the 2007-08 May Revision projected that the State would end fiscal year 2006-07 with a total reserve of $3.6 billion. The 2007 Budget Act projected that the State will have a total reserve of $4.1 billion at June 30, 2007, an increase of $1.6 billion compared with 2006 Budget Act estimates.


Economic Overview
-----------------

          The State of California is by far the most populous state in the nation, almost 60% larger that then second-ranked state, according to the 2008 U.S. Census. The State's July 1, 2007 population or about 37.8 million represented over 12% of the total United States population.


          California's economy, the largest among the 50 states and most diverse in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. The relative proportion of the various components of the California economy closely resembles the make-up of the national economy. Much like the national picture, economic growth in the state slowed considerably in 2008, with much lower job growth than in the prior several years, and with the unemployment rate in the state rising to 7.7% in August 2008. The slowdown has been caused in large part by a dramatic downturn in the housing industry, with a drop in new home starts and sales, and decline in average home sales prices, in most of the state. As of mid-2008, it appears the housing market has still not reached the bottom, and economic growth in the state is expected to remain slow in the remainder of 2008 and 2009.


          In 2007, per capita personal income in California averaged $41,580, compared to $38,611 for the nation. The unemployment rate in 2007 was 5.4%, compared to 4.6% for the nation. The trade, transportation and utilities sector represented the largest component (19.2%) of California's non-farm workforce, followed by federal, state and local government (16.4%), professional and business services (14.9%), educational and health services (11.0%) and leisure and hospitality (10.2%).


Litigation
----------

          The State is a party to numerous legal proceedings, many of which normally occur in governmental operation. Certain of these proceedings, if decided against the State, may affect the State's expenditures and, in some cases, its revenues and cash flow.

Insurance Feature
-----------------


          The insurance feature is generally described in the Prospectus under "Description of the Portfolios - Principal Policies--Insured Bonds.


          The Portfolios may obtain insurance on their municipal bonds or purchase insured municipal bonds covered by policies issued by monoline insurance companies. These insurers include MBIA Insurance Corporation ("MBIA"); Financial Guaranty Insurance Company ("FGIC"); Ambac Assurance Corporation ("Ambac"), a wholly-owned subsidiary of Ambac Financial Group, Inc., Financial Security Assurance Inc. ("FSA"), a wholly-owned subsidiary of Financial Security Assurance Holdings Ltd. ("FSA Holdings"), a separately capitalized member of the Dexia Group, a group of European financial services companies; ACA Financial Guaranty Corporation ("ACA"); Radian Asset Assurance, Inc. (formerly, Asset Guaranty Insurance Company) ("Radian"), a wholly-owned subsidiary of Radian Group, Inc.; XL Capital Assurance, Inc. ("XLCA"), a wholly-owned subsidiary of XL Capital Ltd; CIFG Assurance North America, Inc. (formerly, CDC IXIS Financial Guaranty North America, Inc. ("CIFG NA"); Assured Guaranty Corp. (formerly, ACE Guaranty Corp.) ("AGC"); and Berkshire Hathaway Assurance Corporation ("BHAC"), a wholly owned subsidiary of Berkshire Hathaway Inc. Most of these insurers have been recently downgraded and it is possible that additional downgrades may occur. Moody's and S&P ratings reflect the respective rating agency's current assessment of the creditworthiness of each insurer and its ability to pay claims on its policies of insurance. Any further explanation as to the significance of the ratings may be obtained only from the applicable rating agency. The ratings are not recommendations to buy, sell or hold the Bonds, and such ratings may be subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of either or both ratings may have an adverse effect on the market price of the Bonds.


          It should be noted that insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. Moreover, while insurance coverage for the municipal securities held by the Portfolios may reduce credit risk, it does not protect against market fluctuations caused by changes in interest rates and other factors. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing insured municipal securities, the Adviser currently evaluates the risk and return of such securities through its own research.


          The information relating to MBIA, FGIC, Ambac, FSA, ACA, Radian, XLCA, CIFG NA, AGC and BHAC contained below has been furnished by such companies, respectively. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information.


          MBIA. MBIA is the principal operating subsidiary of MBIA Inc. Neither MBIA Inc. nor its shareholders are obligated to pay the debts of or claims against MBIA. MBIA is a limited liability corporation rather than a several liability association. MBIA was incorporated and is domiciled in the state of New York and is licensed to do business in all 50 states, the District of Columbia, Guam, the Northern Mariana Islands, the U.S. Virgin Islands, Puerto Rico, the Kingdom of Spain and the Republic of France. As of September 30, 2008, MBIA, Inc. had total assets of $37.652 billion, and total liabilities of $35.029 billion. The address of MBIA is 113 King Street, Armonk, New York 10504.


          FGIC. Until August of 2003, when it was purchased by an investor group, FGIC was a wholly-owned subsidiary of General Electric Capital Corporation. FGIC is now an independent company. FGIC is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department. As of September 30, 2008, FGIC and its subsidiaries had total assets of $5.778 billion and total liabilities of $5.254 billion. The address of FGIC is 125 Park Avenue, New York, New York 10017.


          Ambac. Ambac is a Wisconsin-domiciled stock insurance company, regulated by the Insurance Department of the State of Wisconsin, and licensed to do business in all 50 states, the District of Columbia, Puerto Rico, Guam and the U.S. Virgin Islands. As of September 30, 2008, Ambac Financial Group, Inc. and all of its subsidiaries had total assets of $20.433 billion and total liabilities of $21.320 billion. The address of Ambac's administrative offices is One State Street Plaza, 17th Floor, New York, New York 10004.


          FSA. FSA is domiciled in the State of New York, is subject to regulation by the State of New York Insurance Department and is licensed to do business in all 50 states, the District of Columba, Guam, Puerto Rico and the U.S. Virgin Islands. As of September 30, 2008, FSA Holdings and its subsidiaries had, on a consolidated basis, total assets of $25.049 billion and total liabilities of $25.676 billion. The registered office of FSA is located at 31 West 52nd Street, New York, New York 10019.


          ACA. ACA is a Maryland-domiciled insurance company specializing in guaranteeing transactions in underserved segments of the municipal, structured finance, international and special surety markets. ACA is licensed to do business in all 50 states, the District of Columbia, Puerto Rico, Guam and the U.S. Virgin Islands. ACA was founded in 1997 with an initial capitalization of $242 million consisting of $117 million cash capitalization, a $50 million capital facility from Zurich Reinsurance, N.A., and a $75 million excess of loss reinsurance policy from Capital Reinsurance Company. As of September 30, 2008, ACA had assets of $.550 billion and total liabilities of $.073 billion. ACA's principal business office is located at 140 Broadway, New York, New York 10005.


          Radian. Radian is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department. Radian specializes in insuring investment-grade securities that do not qualify for coverage from the primary financial guaranty insurance companies. As of September 30, 2008, Radian had total assets of $2.378 billion and total liabilities of $1.448 billion. Radian's principal business office is located at 1601 Market Street, Philadelphia, Pennsylvania 19103.


          XLCA. XLCA is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department and is licensed to do business in all 50 states, Puerto Rico, the District of Columbia, the U.S. Virgin Islands and Singapore. XLCA is a wholly-owned subsidiary of XL Capital Ltd., a Bermuda-based holding company and one of the world's leading providers of insurance, reinsurance and related services. As of September 30, 2008, XL Capital Ltd. had consolidated assets of $50.781 billion and total liabilities of $42.119 billion. XLCA's principal business office is located at 1221 Avenue of the Americas, New York, New York, 10020.


          CIFG NA. CIFG NA, a subsidiary of Groupe Caisse d'Epargne, a leading French bank, is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department. CIFG NA is licensed to transact financial guaranty insurance in 48 states, the District of Columbia and the Commonwealth of Puerto Rico. As of June 30, 2008, CIFG NA had total assets of $.426 million and total liabilities of $.307 billion. The address of CIFG NA is 825 Third Avenue, New York, New York 10022.


          AGC. AGC is domiciled in the State of Maryland and is a principal operating subsidiary of Assured Guaranty Ltd., a Bermuda-based holding company whose shares are traded on the New York Stock Exchange. AGC is licensed in 50 states, the District of Columbia and the Commonwealth of Puerto Rico. As of September 30, 2008, AGC had total assets of $1.794 billion and total liabilities of $1.767 billion. The address of AGC is 1325 Avenue of the Americas, New York, New York 10019.


          BHAC. BHAC, established in December 2007 as an indirect subsidiary of Berkshire Hathaway Inc., is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department. As of September 30, 2008, Berkshire Hathaway Inc. had total assets of $281.729 billion and total liabilities of $157.225 billion. BHAC is currently licensed to transact financial guaranty business in 49 states. BHAC's office is located at the Marine Air Terminal, LaGuardia Airport, New York, New York 11371.


ARIZONA PORTFOLIO
-----------------


          The Arizona Portfolio seeks the highest level of current income exempt from both federal income tax and State of Arizona ("Arizona" or the "State") personal income tax that is available without assuming what AllianceBernstein L.P., the Funds' adviser (the "Adviser") considers to be undue risk. As a matter of fundamental policy, at least 80% of the Portfolio's net assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Arizona securities. As a matter of fundamental policy, the Arizona Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax.


          The following is based on information obtained from the Annual Financial Report of the State of Arizona for the fiscal year ended June 30, 2008, as well as other State publications.


Economic Climate
----------------


          Fueled by multiple consecutive years of substantial tax reductions, Arizona's economy was fast-growing in the 1990s. Personal income taxes were slashed by 31% across the board, and in 2001 the state's corporate income tax was reduced to 6.9% from 7.9%. From 1993 through 1999, the strongest seven-year period of job growth in Arizona history, almost 600,000 private sector jobs were created. According to U.S. Census data, the population of Arizona grew by 40% during the 1990s, second only to Nevada, and is projected to reach 11.17 million by 2050 (a 118% increase from 5.13 million in 2000). Arizona has been the second fastest growing state in the United States in recent years, and from 1990 to 2006 its population grew at a rate over three times that of the U.S. population. The continuing population growth has been driven by jobs, affordable housing, a warm climate and entrepreneurial flight from more heavily regulated states such as California. It is likely that affordable land and a pervasive pro-development culture will continue to attract employers and job seekers. However, Arizona's population growth peaked at 3.6% in 2005 and 2006. Growth in 2007 and 2008 is expected to be between 1.2% and 1.3%, only slightly faster than nationwide. Arizona's population as of July 2008 was 6.6 million, a 29.2% increase since 2000.


          After increasing 1.2% in 2007, Arizona's total non-farm employment is expected to decrease by -1.3% in 2008 and by -0.5% in 2009. The main economic sectors include services, trade and construction. The single largest economic sector in Arizona is services (including federal, state and local government services), employing more than 942,000 people and retail trade employing 331,000 people, or 35.3% and 12.4%, respectively, of the state's employment in 2007. Many of these jobs are directly related to tourism, an industry that injects almost $12 billion into the state's economy each year. Arizona's unemployment rate as of November 2008 was 6.3%, compared to 4.1% as of November 2007. Nationwide, the unemployment rate was 6.7% and 4.7% as of November 2008 and November 2007, respectively.


          Geographically, Arizona is the nation's sixth largest state (113,635 square miles). The State is divided into fifteen counties. Two of these counties, Maricopa County (including Phoenix) and Pima County (including Tucson), are more urban in nature and account for 75% of total population and 80% of total wage and salary employment in Arizona, based on 2008 estimates.


          Per capita income levels in Arizona have traditionally lagged behind the United States average. However, Arizona's increase in per capita personal income was second in the nation in 1994 and led the nation in 1995. The diversification of Arizona's economy, and its robust performance during the 1990s, led to these increases in per capita income, although Arizona still lags behind, and is expected to continue to lag behind, the United States average per capita income. Per capita personal income in Arizona averaged an estimated $33,678 in the second quarter of 2008, up 2.8% from the second quarter of 2007.


Financial Condition
-------------------


          The Finance Division of the Arizona Department of Administration is responsible for preparing and updating financial statements and reports. The State's financial statements are prepared in accordance with generally accepted governmental accounting principles.


          While general obligation bonds are often issued by local governments, the State of Arizona is constitutionally prohibited from issuing general obligation debt. The State relies on pay-as-you-go capital outlays, revenue bonds, grant anticipation notes ("GANs") and lease purchase transactions to finance capital projects. Each such project is individually rated based on its specific creditworthiness.


          GANs are an innovative financing mechanism secured by revenues received from the Federal Highway Administration under a grant agreement and certain other Federal-Aid revenues. The State issued GANs to help pay for the costs of acquiring right-of-way for design and construction of certain controlled-access highways within Maricopa County. Lease purchase transactions are funded by certificates of participation ("COPs"). The State has used COPs primarily to construct prisons and to purchase and construct other buildings for State government operations. Additionally, the State has issued COPs to finance new school facilities approved by voters under Proposition 301. As of June 30, 2007, there were $3.197 billion in revenue bonds, $283 million in GANs and $1.895 billion in COPs outstanding.


          Arizona's constitution limits the amount of debt payable from general tax revenues that may be contracted by the state to $350,000. This, as a practical matter, precludes the use of general revenue bonds for state projects. Additionally, certain other issuers have the statutory power to issue obligations payable from other sources of revenue which affect the whole or large portions of the state. The debts are not considered debts of the State because they are secured solely by separate revenue sources. For example, the Arizona Department of Transportation may issue debt for highways that is paid from revenues generated from, among other sources, state gasoline taxes. The three public universities in Arizona may issue debt for university building projects payable from tuition and other fees. The Arizona Power Authority and the University Medical Center may also issue debt.


          Arizona's Constitution also restricts the debt of certain of the State's political subdivisions. No county, city, town, school district, or other municipal corporation of the State may for any purpose become indebted in any manner in an amount exceeding 6% of the taxable property in such county, city, town, school district, or other municipal corporation without the assent of a majority of the qualified electors thereof voting at an election provided by law to be held for that purpose; provided, however, that (a) under no circumstances may any county or school district of the State become indebted in an amount exceeding 15% (or 30% in the case of a unified school district) of such taxable property and (b) any incorporated city or town of the State with such assent may be allowed to become indebted up to a 20% additional amount for (i) supplying such city or town with water, artificial light, or sewers, when the works for supplying such water, light, or sewers are or shall be owned and controlled by the municipality, (ii) the acquisition and development by the incorporated city or town of land or interests therein for open space preserves, parks, playgrounds and recreational facilities, and (iii) the construction, reconstruction, improvement or acquisition of streets, highways or bridges or interests in land for rights-of-way for streets, highways or bridges. Irrigation, power, electrical, agricultural improvement, drainage, flood control and tax levying public improvement districts are, however, exempt from the restrictions on debt set forth in Arizona's constitution and may issue obligations for limited purposes, payable from a variety of revenue sources.


          Arizona's local governmental entities are subject to certain other limitations on their ability to assess taxes and levies which could affect their ability to meet their financial obligations. Subject to certain exceptions, the maximum amount of property taxes levied by any Arizona county, city, town or community college district for its operations and maintenance expenditures cannot exceed the amount levied in a preceding year by more than 2%. Certain taxes are specifically exempt from this limit, including taxes levied for debt service payments.


          Arizona is required by law to maintain a balanced budget. To achieve this objective, the State has, in the past, utilized a combination of spending reductions and tax increases. For the 1990-91 budget, the Arizona Legislature increased taxes by over $250 million, which led to a citizen's referendum designed to repeal the tax increase until the voters could consider the measure at a general election. After an unsuccessful court challenge, the tax increase went into effect. In 1992, Arizona voters adopted Proposition 108, an initiative and amendment to the State's constitution which requires a two-thirds vote by the Legislature and signature by the Governor for any net increase in state revenues, including the imposition of a new tax, an increase in a tax rate or rates and a reduction or elimination of a tax deduction. If the Governor vetoes the measure, then the legislation will not become effective unless it is approved by an affirmative vote of three-fourths of the members of each house of the Legislature. This makes any future tax increase more difficult to achieve. The conservative nature of Arizona's Legislature means that tax increases are less likely. From 1992 through 1996, the State adopted substantial tax relief, including the 20% individual income tax reduction described above. In 1996, the Legislature reduced property taxes by $200 million, in part by repealing the state tax levy of $.47 per $100 assessed valuation. Additional tax relief initiatives were enacted in 1999 and 2001.


          Arizona accounts for its revenues and expenditures within various funds. The largest fund supporting the operation of State government is the General Fund, which accounts for the majority of receipts from sales and income taxes. The General Fund ended the June 30, 2008 fiscal year with a total fund balance of $0.2 billion, compared to $1.2 billion for the June 30, 2007 fiscal year.


          The State's Enterprise Funds are comprised of governmental and quasi-governmental agencies that provide goods and services to the public on a charge-for-service basis. One of the largest Enterprise Funds is the Lottery Fund. The Lottery Fund ended the June 30, 2008 fiscal year with net assets of $26.9 million and generated $212.9 million of operating revenues during that period, compared to $16.1 million and $197.9 million, respectively, in the June 30, 2007 fiscal year.


Litigation
----------


          The State has a variety of claims pending against it that arose during the normal course of its activities. Management believes, based on advice of legal counsel, that losses, if any, resulting from settlement of these claims will not have a material effect on the financial position of the State.


FLORIDA PORTFOLIO
-----------------


          The Florida Portfolio seeks the highest level of current income exempt from federal income tax that is available without assuming what the Adviser considers to be undue risk. The State of Florida ("Florida" or the "State") does not impose an individual income tax. As a matter of fundamental policy, the Florida Portfolio will invest at least 80% of its net assets in municipal securities the interest which is exempt from federal income tax.


          The following is based on information obtained from an Official Statement, dated October 15, 2008, relating to $150,000,000 State of Florida Full Faith and Credit, State Board of Education Public Education Capital Outlay Bonds, 2008 Series A.


Economic Climate
----------------


          Florida is the fourth most populous state in the nation with a population of 18.680 million, as of April 1, 2007. Strong population growth is the fundamental reason why Florida's economy has typically performed better than the nation as a whole. From 1997 to 2007, U.S. population increased about 1.0% annually, while Florida's population averaged a 2.22% annual increase. During that period, 12.5% of the State's population growth was due to the excess of births over deaths, and 87.5% was due to net in-migration.


          Many of the nation's senior citizens choose Florida as their place of retirement. The State, however, is also recognized as attracting a significant number of working age people. From 2000-2007, Florida's working age population (18-64) grew by approximately 18.2%, representing 60.5% of the total population in 2007 and is projected to be 60.7% of the total population by 2010 and 58.0% by 2020. The population aged 65 and older grew by 16.9% during the same period, representing 17.1% of the total population on January 1, 2008 and is projected to be 17.5% of the total population by 2010 and 21.0% by 2020.


          Over the years, Florida's total personal income has grown at rates similar to those of both the U.S. and other southeastern states. Florida's per capita personal income has been slightly higher than the national average for many years. From 1998 to 2007, Florida's total personal income grew by 74% and per capita income expanded approximately 47%. For the nation, total and per capita personal income increased by 57% and 43%, respectively, during that period.


          Sources of personal income differ in Florida from that of the nation and the other southeastern states. Because Florida has an older and proportionally larger retirement population, property income (dividends, interest, and rent) and transfer payments (social security, retirement, disability, unemployment insurance, workers' compensation, veterans and miscellaneous) are major sources of income.


          Between 1990 and 2000, the number of employed persons in Florida increased approximately 20.2%. The services sector of Florida's economy continues to grow. In 2007, services constituted 44.9% of Florida's non-farm jobs, compared to 43.4% five years earlier. The total number of non-farm jobs increased 12.2% while jobs in services increased 16.1% over the same period. During the 1990s, Florida became a leader in high-tech industrial employment, ranking first in the southeast and fourth in the nation by 2006, with the number of hi-tech jobs increasing nearly 36% over that decade.


Fiscal Condition
----------------


          The rate of growth in State revenues in a given fiscal year is limited to no more than the average annual growth rate in Florida personal income over the previous five years. Revenues have never exceeded the limitation. Revenues collected in excess of the limitation are to be deposited into the Budget Stabilization Fund unless 2/3 of the members of both houses of the legislature vote to raise the limit. State revenues include taxes, licenses, fees, charges for services imposed by the legislature on individuals, business or agencies outside of state government and revenue from the sale of lottery tickets.


          Under current law, the State budget as a whole, and each separate fund within the State budget, must be kept in balance from currently available revenues each State fiscal year, and the State may not borrow to fund governmental operations.


          The financial needs of the State are addressed by legislative appropriations through the use of three funds: the General Revenue Fund, trust funds, and the Working Capital Fund. In addition, Article III of the Florida Constitution establishes a fourth fund known as the Budget Stabilization Fund, which is required to be maintained in an amount not less than 5% nor more than 10% of the last complete fiscal year's net revenue collections for the General Revenue Fund. The majority of State tax revenues are deposited in the General Revenue Fund. The trust funds consist of monies that under law or trust agreement are segregated for a specified purpose. New trust funds may not be created without the approval of three-fifths of the membership of each house of the Legislature; and all trust funds, with limited exceptions, terminate after four years unless reenacted. Revenues in the General Revenue Fund that are in excess of the amount needed to meet appropriations may be transferred to the Working Capital Fund.


Fiscal Year 2007-08
-------------------


          For fiscal year 2007-08, the actual General Revenue Collections were $24,112.1 million, or $356.4 million (1.5%) below the March 2008 Revenue Estimating Conference ("REC") estimates and 8.7% less than the prior year, primarily due to lower sales tax, documentary stamp and intangibles tax and corporate income tax collections. Fiscal Year 2007-08 was the second consecutive year of declining revenues. The year-end balance of the State's General Revenue Fund on June 30, 2008 as estimated by the August 2008 REC was $326.2 million. The balance in the Budget Stabilization Fund remained intact at $1,353.7 million at year-end. The combined reserves of $1,679.9 million represented 6.0% of the General Fund expenditures for the year.


Fiscal Year 2008-09
-------------------


          The General Appropriations Act for Fiscal Year 2008-09 included appropriations totaling $66.0 billion, which is $4.3 billion, or 6.1%, less than the Fiscal Year 2007-08 budget. The General Appropriations Act also provides for transferring approximately $800 million from various trust funds, redirecting trust fund revenues to general revenues of approximately $300 million and increasing fines and fees of approximately $120 million to fund Fiscal Year 2008-09 expenditures. The General Appropriations Act for Fiscal Year 2008-09 includes general revenue expenditures of $25,774.9 million. The August 2008 REC projected a total of $24,307.2 million in available general revenues for Fiscal Year 2008-09, which results in a projected General Revenue Fund deficit of $1,467.7 million.


          The Governor presented a plan of action that recommended a budget amendment that transfers $672.4 million from the Budget Stabilization Fund to the General Revenue Fund to eliminate a portion of the deficit. The budget amendment was approved by the Legislature in September 2008. Various options are under consideration to eliminate the remaining projected deficit.


Revised Revenue Estimates
-------------------------


          The REC convened on August 15, 2008, to reevaluate the general revenue estimates for the current and upcoming fiscal years. The revised general revenue estimates for the current Fiscal year 2008-09 were reduced by $1,765.8 million from $25,137.6 million to $23,371.8 million, or 7% from the March 2008 estimates, continuing a trend of declining estimates. The reduced general revenue estimate is attributable to lower than expected collections of sales taxes, corporate income taxes and documentary stamp taxes, and reflects a weakening economy. General revenues for the next fiscal year are also expected to be lower than estimated in the March 2008 conference. The estimate for Fiscal Year 2009-10 general revenues was reduced by $2,154.5 million from $26,817.2 million to $24,662.7 million, or 8%.


Litigation
----------


          Due to its size and broad range of activities, Florida is involved in numerous routine legal actions. The departments involved believe that the results of such litigation, pending or anticipated, will not materially affect the State's financial position.


MASSACHUSETTS PORTFOLIO
-----------------------


          The Massachusetts Portfolio seeks the highest level of current income exempt from both federal income tax and Commonwealth of Massachusetts ("Massachusetts" or the "Commonwealth") personal income tax that is available without assuming what the Adviser considers to be undue risk. As a matter of fundamental policy, at least 80% of the Portfolio's net assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Massachusetts securities. As a matter of fundamental policy, the Massachusetts Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax.


          The following was obtained from an Official Statement, dated November 19, 2008, relating to $544,290,000 General Obligation Refunding Bonds, 2008 Series A, and The Commonwealth of Massachusetts Information Statement dated August 22, 2008, as supplemented November 19, 2008.


Economic Climate
----------------


          Massachusetts is a densely populated state with a well-educated population, comparatively high income levels, low rates of unemployment, and a relatively diversified economy. While the total population of Massachusetts has remained fairly stable in the last twenty-five years, significant changes have occurred in the age distribution of the population: dramatic growth in residents between the ages of 20 and 44 since 1980 is expected to lead to a population distributed more heavily in the 65 and over-age group in the next twenty-five years. Just as the working-age population has increased, income levels in Massachusetts since 1980 have grown significantly more than the national average, and a variety of measures of income show that Massachusetts residents have significantly higher rates of annual income than the national average. These high levels of income have been accompanied by a significantly lower poverty rate and, with the exception of the recession of the early 1990s, considerably lower unemployment rates in Massachusetts than in the United States since 1980. The Commonwealth has had a slightly lower unemployment rate than the nation for the thirteen months ended in August 2008; however, the June 2008 unemployment rate of 5.2% was significantly higher than the 4.1% unemployment rate recorded in April 2008.


          Average per capita personal income for Massachusetts residents was $49,082 in 2007, as compared to the national average of $38,611. While per capita personal income is, on a relative scale, higher in Massachusetts than in the United States as a whole, this is offset to some extent by the higher cost of living in Massachusetts.


          The Massachusetts services sector, with 46.4% of the non-agricultural work force in 2006-2007, is the largest sector in the Massachusetts economy. Government employment represents 13.2% of total non-agricultural employment in Massachusetts. After significant declines in 2002 and 2003, total non-agricultural employment in Massachusetts declined only 0.1% in 2004 and increased 0.5% in 2005. In 2007, the average level of non-agricultural employment was 1.0% above that of 2006 and 1.1% in 2006, but the State still had 62,000 (1.9%) fewer jobs than in the peak year of 2001. In 2004, manufacturing employment declined 3.2% from 2003, a much smaller decline than the annual declines in the previous three years. In 2005, the estimate was 2.4% below the 2004 level; in 2006, it was 1.8% below the 2005 level; and in 2007, it was 1.5% lower than the 2006 level.


          The economy of Massachusetts remains diversified among several industrial and non-industrial sectors. In 2007, the four largest sectors of the Massachusetts economy (real estate and rental and leasing, professional and technical services, finance and insurance, and manufacturing) contributed almost 45.6% of the total Massachusetts Gross State Product.


Financial Condition
-------------------


          Under its constitution, the Commonwealth may borrow money (a) for defense or in anticipation of receipts from taxes or other sources, any such loan to be paid out of the revenue of the year in which the loan is made, or (b) by a two-thirds vote of the members of each house of the Legislature present and voting thereon. Legislation enacted in December 1999 imposes a limit on the amount of outstanding "direct" bonds of the Commonwealth. The limit was set at $6.8 billion in fiscal year 1991 and provided that the limit for each subsequent fiscal year was to be 105% of the previous fiscal year's limit. As of June 30, 2008, there was $13.5 billion direct debt outstanding, with a statutory debt limit of approximately $15.6 billion.


          The Commonwealth is authorized to issue three types of direct debt - - general obligation debt, special obligation debt and federal grant anticipation debt.


          Certain independent authorities and agencies within the Commonwealth are statutorily authorized to issue bonds and notes for which the Commonwealth is either directly, in whole or in part, or indirectly liable. The Commonwealth's liabilities with respect to these bonds and notes are classified as either (a) Commonwealth-supported debt, (b) Commonwealth-guaranteed debt or
(c) indirect obligations.


Fiscal 2007
-----------


          On July 8, 2006, the Governor signed the General Appropriations Act ("GAA") for fiscal 2007. The budget as signed included $25.249 billion in spending, reflecting $458.6 million in line item reductions and $118 million in reductions to transfers from the General Fund. The Legislature subsequently overrode $427.0 million of the Governor's line item vetoes, bringing the total value of the GAA to $25.676 billion. The Legislature also overrode all of the vetoes of transfers from the General Fund.


          The GAA included several of the Governor's initiatives. The budget restored the distribution of the state's lottery revenues to the cities and towns. The fiscal 2007 distribution of $920.0 million reflected an increase of $158.6 million over the fiscal 2006 level. The budget included the Governor's proposed reform of, and significant increases to, the state's Chapter 70 education aid program. The fiscal 2007 Chapter 70 distribution of $3.506 billion reflected an increase of $216.6 million over the fiscal 2006 level.


          The GAA, including overrides, budgeted $7.423 billion for Medicaid, $4.041 billion for education excluding school building assistance, $2.086 billion for debt service and contract assistance, and $12.126 billion for all other programs and services.


          The Commonwealth ended fiscal year 2007 with a undesignated budgetary balance of $190.9 million, net of a 0.5% tax revenue carry-forward into fiscal 2008 of $99.2 million.


Fiscal 2008
-----------


          The Legislature approved the fiscal 2008 budget on July 2, 2007 and it was approved by the Governor on July 12, 2007. The Governor vetoed $40.7 million of appropriations. The budget appropriated $26.8 billion for the fiscal year, including $8.2 billion for Medicaid, $5.9 billion for education (excluding the school building assistance program), $2.1 billion for debt service and contract assistance and $10.5 billion for all other programs and services. The budget increased Chapter 70 education funding to cities and towns by $220 million to $3.7 billion. The budget also increased the distribution of lottery revenues to cities and towns to $935 million, an increase of $15 million over the fiscal 2007 level. Overall, local aid to cities and towns increased by 5.8% in the fiscal 2008 budget.


          The fiscal 2008 budget relied on several one-time revenue sources, including a $240 million transfer from the Stabilization Fund to the General Fund, a transfer of not more than $75 million from the Stabilization Fund and the suspension of the statutorily required Stabilization Fund deposit equal to 0.5% of fiscal 2007 tax revenues (approximately $100 million). The fiscal 2008 budget also relied on $44 million of interest earnings from the Health Care Security Trust Fund.


          The Commonwealth ended fiscal 2008 with an undesignated budgetary fund balance of $115 million, which includes the statutorily required tax revenue carry-forward into fiscal 2009 of $105 million.


Fiscal 2009
-----------


          On January 23, 2008, Governor Patrick filed his fiscal 2009 budget recommendations, providing for $28.165 billion in spending, based upon the fiscal 2009 consensus tax revenue figure of $20.987 billion.


          On July 3, 2008, the Legislature passed the fiscal year 2009 budget, and on July 13, 2008, the Governor approved it, vetoing or reducing line items totaling $122.5 million. The Legislature has subsequently overridden $56.5 million of the Governor's line item vetoes, bringing the total amount of authorized spending in the fiscal 2009 budget to $28.167 billion.


          The fiscal 2009 budget assumes the use of $401 million transferred from the Stabilization Fund, the suspension of the statutorily required Stabilization Fund deposit equal to 0.5% of fiscal 2009 tax revenues (approximately $107 million), $285 million in new tax revenues as a result of the recently passed corporate tax reform legislation and $157 million in additional revenues generated through enhanced collection and enforcement measures. The fiscal 2009 budget also relies upon approximately $174 million in additional revenue from the $1-per-pack cigarette tax increase the Governor signed into law on July 1, 2008.


          On October 15, 2008, pursuant to Section 9C of Chapter 29 of the Massachusetts General Laws, the Secretary of Administration and Finance advised the Governor of a probable deficiency of revenue of approximately $1.421 billion with respect to the appropriations approved to date for fiscal 2009 and certain non-discretionary spending obligations that have not been budgeted, including snow and ice removal costs, health and human services caseload exposures, increased debt services and public safety costs. The $1.421 billion projected shortfall to cover expenses resulted from a projected $1.1 billion reduction in state tax revenues and $321 million in projected costs not accounted for in the fiscal 2009 budget.


          On October 15, 2008, the Governor announced a plan to close the projected $1.421 billion shortfall. The plan consists of three major components:
(i) $1.053 billion in spending reductions and controls, (ii) a $200 million transfer from the Stabilization Fund and (iii) $168 million of additional revenues.


Litigation
----------


          There are pending in courts within the Commonwealth and in the Supreme Court of the United States various suits in which the Commonwealth is a party. In the opinion of the Attorney General, no litigation is pending or, to his knowledge, threatened that is likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition.


MICHIGAN PORTFOLIO
------------------


          The Michigan Portfolio seeks the highest level of current income exempt from both federal income tax and State of Michigan ("Michigan" or the "State") personal income tax that is available without assuming what the Adviser considers to be undue risk. As a matter of fundamental policy, at least 80% of the Portfolio's net assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Michigan securities. As a matter of fundamental policy, the Michigan Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax.


          The following is based on information obtained from an Official Statement, dated November 12, 2008, relating to $500,000,000 State of Michigan Full Faith and Credit General Obligation Notes, Fiscal Year 2009, Series B.


Economic Climate
----------------


          In recent years, Michigan's economy has been diversifying, although manufacturing is still an important component of the State's economy. In 2007, total manufacturing employment averaged 616,800, compared to 719,700 in 2003.


          Michigan's economy has recovered from the recessionary period of the early 1990s. Unemployment rates, which had averaged approximately 9.3% in 1991, declined to 3.7% in 2000. In 2005 and 2007, the unemployment rate was 6.9% and 7.2%, respectively. The national averages for the years 2005 and 2007 were 5.1% and 4.6%, respectively. Michigan's per capita income has increased since 1994, and in 2007 was $34,342, compared to $38,611 for the nation as a whole.


          Legislation requires that the administration and legislative fiscal agencies prepare two economic forecasts and revenue estimates each year. These are presented to a Consensus Revenue Estimating Conference in January and May of each year. In addition, any one of the three conference principals may call a special revenue conference at any time during the year. The May 2008 conference was held on May 16, 2008. The May 2008 forecast is summarized below.


          The State's U.S. economic forecast projects slower growth in calendar year 2008 (1.1%) followed by faster growth in 2009 (1.8%). Light vehicle sales will fall to 14.9 million units in 2008 and then rise slightly to 15.0 million units in 2009.


          The U.S. Consumer Price Index (CPI) is projected to increase by 4.1% in 2008 and 2.9% in 2009. Ninety-day T-bill rates are expected to average 1.6% in 2008 and 1.8% in 2009.


          Total Michigan wage and salary employment is projected to decrease 1.8% in 2008 and to decline 1.5% in 2009. The State's unemployment rate is projected to rise from 7.2% in 2007 to 7.6% in 2008 before increasing to 8.3% in 2009.


          Michigan personal income is expected to increase 1.4% in 2008 and 1.9% in 2009. Prices, as measured by the Detroit CPI, are forecast to rise 2.9% in 2008 and 2.5% in 2009. Consequently, real (inflation adjusted) State personal income is projected to decline 1.4% in 2008 before falling 0.6% in 2009. Michigan wages and salaries are forecast to rise 0.1%t in 2008 before increasing 0.7% in 2009.


Financial Condition
-------------------


          As amended in 1978, Michigan's Constitution limits the amount of total State revenues that may be raised from taxes and other sources. State revenues (excluding federal aid and revenues used for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a specified percentage of Michigan personal income in the prior calendar year or an average of the prior three calendar years, whichever is greater. The percentage is based upon the ratio of the 1978-79 fiscal year revenues to total 1977 Michigan personal income (the total income received by persons in Michigan from all sources as defined and officially reported by the United States Department of Commerce). If revenues in any fiscal year exceed the revenue limitation by one percent or more, the entire amount exceeding the limitation must be rebated in the following fiscal year's personal income tax or single business tax. Annual excesses of less than one percent may be transferred into Michigan's Counter Cyclical Budget and Economic Stabilization Fund ("BSF"), Michigan's "Rainy Day Fund." Michigan may raise taxes in excess of the limit in emergency situations when deemed necessary by the Governor and two-thirds of the members of each house of the Legislature.


          The State Constitution provides that the proportion of State spending paid to all units of local government to total State spending may not be reduced below the proportion in effect in the 1978-79 fiscal year. The State originally determined that proportion to be 41.6%. The proportion has since been recalculated and is now 48.97%. If such spending does not meet the required level in a given year, an additional appropriation for local government units is required by the "following fiscal year," which means the year following the determination of the shortfall, according to an opinion issued by the State's Attorney General. Spending for local units met this requirement for fiscal years 1993-94 through 2006-07.


          The State Constitution also requires the State to finance any new or expanded activity of local governments mandated by State law. Any expenditures required by this provision would be counted as State spending for local units of government for purposes of determining compliance with the provision cited above.


          Michigan finances its operations through its General Fund and special revenue funds. The Michigan Constitution provides that proposed expenditures from, and revenues of, any fund must be in balance and that any prior year's surplus or deficit in any fund must be included in the succeeding year's budget for that fund.


          Total revenue and other sources of funds for general governmental operations for fiscal year 2007-08 were projected to be $9,601.6 million and $9,303.2 million for fiscal year 2008-09.


          Expenditures and other uses of funds for governmental operations in fiscal year 2007-08 were projected to be $9,980.8 million, of which $2,030.8 million supported K-12 and higher education and $3,217.8 million supported health services. Expenditures and other uses of funds for governmental operations in fiscal year 2008-09 were projected to be $9,701.4 million, of which $1,993.3 million supported K-12 and higher education and $3,095.5 million supported health services.


          The BSF was established in 1977 to serve as the state's "savings" account. Calculated on an accrual basis, the unreserved ending balance of the BSF was $145.2 million on September 30, 2002, $0 on September 30, 2003, $0 million on September 30, 2004, $2.0 million on September 30, 2005, $2.0 million on September 30, 2006 and $2.1 million on September 30, 2007.


          The Michigan Constitution limits Michigan general obligation debt to
(i) short-term debt for State operating purposes which must be repaid in the same fiscal year in which it is issued and which cannot exceed 15% of the undedicated revenues received by Michigan during the preceding fiscal year, (ii) short-and long-term debt unlimited in amount for the purpose of making loans to school districts and (iii) long-term debt for voter-approved purposes.


          The amount of debt incurred by the State for the purpose of making loans to school districts is recommended by the State Treasurer, who certifies the amounts necessary for loans to school districts for the ensuing two calendar years. The bonds may be issued in whatever amount is required without voter approval. All other general obligation bonds issued by the State must be approved as to amount, purpose and method of repayment by a two-thirds vote of each house of the Legislature and by a majority vote of the public at a general election. There is no limitation as to number or size of such general obligation issues.


Litigation
----------


          The State is party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State programs or finances. The State is also a party to various legal proceedings which, if resolved in the State's favor, would result in contingency gains to the State's General Fund balance, but without material effect upon the Fund's balance. The ultimate dispositions and consequences of all of these proceedings are not presently determinable.


MINNESOTA PORTFOLIO
-------------------


          The Minnesota Portfolio seeks the highest level of current income exempt from both federal income tax and State of Minnesota ("Minnesota" or the "State") personal income tax that is available without assuming what the Adviser considers to be undue risk. As a matter of fundamental policy, at least 80% of the Portfolio's net assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Minnesota securities. As a matter of fundamental policy, the Minnesota Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax.


          The following is based on information obtained from a Preliminary Official Statement, dated January 2, 2009, relating to $325,000,000 State of Minnesota General Obligation State Various Purpose Bonds, Series 2009A, $70,000,000 General Obligation State Trunk Highway Bonds, Series 2009B, and $5,000,000 General Obligation Taxable State Bonds, Series 2009C.


Economic Climate
----------------


          Minnesota's population grew from 4,390,000 in 1990 to 4,934,000 in 2000, at an average annual compound rate of 1.2%, about the same as the United States as a whole during that period. During the period 2000-2007 the population in Minnesota grew at an annual compound rate of 0.8% compared to 1.0% nationally. Minnesota population is currently forecast to grow at an annual compounded rate of 0.79% through 2030, compared to 0.83% nationally.


          In 2007, the structure of Minnesota's economy paralleled the structure of the United States economy as a whole. State employment in fourteen major sectors was distributed in approximately the same proportions as national employment. In all sectors, the share of total State employment was within two percentage points of national employment share.


          In the period 1990 to 2000, overall employment growth in Minnesota increased by 23.1%, exceeding the nation, whose growth increased by 19.9%. Non-farm employment data indicate that the recession that began in July 1990 was less severe in Minnesota than in the nation as a whole. The recent recession and recovery presents a more mixed picture, however. For the 2000-2003 period, Minnesota's non-farm employment declined by 1.1% compared to 1.4% nationally. However, in the 2003-2007 period, Minnesota non-farm employment grew 4.2% compared to 5.9% nationally. Manufacturing has been a strong sector, with Minnesota employment growth outperforming that of the United States in the 1990-2000 and 2000-2006 periods. In the durable goods industries, the State's employment in 2007 was highly concentrated in fabricated metals, machinery, and computers and electronics categories. Of particular importance is the computers and electronics category in which 23.8% of the State's durable goods employment was concentrated in 2007, as compared to 14.4% for the United States as a whole.


          The importance of the State's rich resource base for overall employment is apparent in the employment mix in non-durable goods industries. In 2007, 35.2% of Minnesota's non-durable goods employment was concentrated in food manufacturing, compared to 29.2% for the United States as a whole. Food manufacturing relies heavily on renewable resources in the State. Over half of the State's acreage is devoted to agricultural purposes. Printing and publishing is also relatively more important in the State than in the U.S.


          Mining is currently a less significant factor in the State economy than it once was. Mining employment, primarily in the iron ore or taconite industry, dropped from 8.4 thousand employed in 1990 to 5.9 thousand employed in 2007. However, Minnesota retains vast quantities of taconite as well as copper, nickel, cobalt, and peat which may be utilized in the future.


          Since 1990, State per capita personal income has usually been within nine percentage points of national per capita personal income and has generally remained above the national average. In 2007, Minnesota per capita personal income was 106.2% of its U.S. counterpart. In level of personal income per capita, Minnesota ranked second in 1990 and first in 2007 among 12 states in the North Central Region. During the period 1990 to 2000, Minnesota ranked first in growth of personal income and fifth during the period 2000 to 2007 among the 12 states in the North Central Region. Over the period 1990 to 2000, Minnesota non-agricultural employment grew 25.7% while the entire North Central Region grew 18.7%. During the 2000-2007 period, Minnesota non-agricultural employment grew 3.2%, while regional non-agricultural employment declined by 1.0%.


          During 2006 and 2007, the State's monthly unemployment rate was less than or the same as the national unemployment rate, averaging 4.1% in 2006, as compared to the national average of 4.6%. In 2007, Minnesota's unemployment rate averaged 4.6%, the same as the national average.


Financial Condition
-------------------


          Minnesota operates on a biennial budget basis. Prior to each fiscal year of a biennium, the Department of Finance allots a portion of the applicable biennial appropriation to each State agency or other entity for which an appropriation has been made. Supplemental appropriation and changes in revenue measures are sometimes adopted by the Legislature during the biennium. An agency or entity may not expend moneys in excess of its allotment. The State's principal sources of non-dedicated revenues are taxes of various types. The Accounting General Fund receives no unrestricted federal grants. The only federal funds deposited into the Accounting General Fund are to reimburse the State for expenditures on behalf of federal programs.


          Prior to the Current Biennium, Minnesota law established a Budget Reserve and Cash Flow Account in the General Fund which served two functions. In 1995, the Minnesota legislature separated the Budget Reserve and Cash Flow Account into two separate accounts; the Cash Flow Account and the Budget Reserve Account, each having a different function.


          The Cash Flow Account was established in the General Fund for the purpose of providing sufficient cash balances to cover monthly revenue and expenditure imbalances. The use of funds from the Cash Flow Account is governed by statute. The Legislature established the Cash Flow Account at $350 million for the Current Biennium (July 1, 2007 - June 30, 2009).


          The Budget Reserve Account was established in the General Fund for the purpose of reserving funds to cushion the State from an economic downturn. The use of funds from the Budget Reserve Account is governed by statute. The Budget Reserve Account balance was set for the Current Biennium at $686 million. Of this amount, a special contingent reserve of $33 million was established and used for its designated purposes in December 2007. Actions in the 2008 legislative session further reduced the Budget Reserve Account to $155 million.


Current Biennium
----------------


          In January 2007 the Governor submitted a proposed budget to the Legislature for the Current Biennium that was based on the November 2006 forecast of General Fund revenues and expenditures ("Current Law"). In March 2007 the Governor's budget recommendations were updated to reflect changes in forecast revenues and spending resulting from the February 2007 forecast.


          The March 2007 Governor's recommendation reflected a net decrease in General Fund revenues from the February 2007 forecast for the Current Biennium. General Fund spending was increased by $1.933 billion from the February 2007 forecast of Current Law. The total recommended spending increase was $3.076 billion (9.8%) over the forecast for the Previous Biennium (July 1, 2005 - June 30, 2007).


          As enacted by the 2007 Legislature, the budget for the Current Biennium reflected little change in General Fund revenues from the February 2007 forecast for the Current Biennium. No general tax increases or decreases were included in the adopted budget. The Governor and the Legislature failed to agree on an omnibus tax bill, resulting in a gubernatorial veto. Revenue provisions in the vetoed omnibus tax bill, however, were largely limited to modifications to taxes paid related to foreign operating corporations. Without these changes, forecast revenues for the Current Biennium increased only slightly from forecast levels, reflecting additional tax compliance revenues and limited fee and other revenue changes occurring in omnibus appropriation bills.


          The enacted budget for the Current Biennium increased General Fund spending by $1.871 billion from the February 2007 forecast of Current Law. The total recommended spending increase is $3.011 billion (9.6%) over the forecast for the Previous Biennium. K-12 education accounts for 40% of total General Fund spending. Health and human services programs account for 28% of authorized spending. Significant increases both to the State's higher education systems, as well as to student financial aid programs, are included in the enacted budget.


          At the end of the 2007 legislative session, Minnesota law provided for a total of $1.003 billion in reserves, including the Budget Reserve Account and a separate Cash Flow Account. No changes were made to these reserves. A special contingent reserve of $33 million was designated for aids to counties to deal with anticipated federal reductions affecting human services case management activities.


          Final budget actions left an unusually high unexpended, available General Fund balance of $373 million. Executive vetoes of the omnibus tax bill reduced legislative spending by $138 million, as well as deferring a recommended increase to the budget reserve of $150 million. An executive veto of a capital budget bill reduced legislatively approved cash spending for capital projects by $135 million, while reducing debt service spending from forecast levels that assumed a small off-year capital budget.


          The Department of Finance prepared revised forecasts of General Fund revenues and expenditures for the Current Biennium at the end of November 2008. The current recession is forecast to reduce revenues and add slightly to expenditures in the Current Biennium. Revenues are expected to fall $412 million (1.3%) below prior estimates. Actual receipts for fiscal year 2008 were $398 million (2.4%) more than forecast, but receipts for fiscal year 2009 are now expected to fall $810 million (4.9%) below earlier projections. Receipts from the individual income tax, sales tax, and the corporate income tax are projected to decline by 1.9%, 1.6% and 3.1% respectively. When combined with small increases in spending, the result is a $426 million deficit for the Current Biennium.


          Projected spending for the Current Biennium based on current laws was expected to be higher than spending in the Previous Biennium. Health and human services spending estimates increased over the previous forecast. Net spending in all other areas was nearly flat due to the fact that Minnesota law required fiscal year 2007 legislative appropriations be the base for the Current Biennium budget planning.


          The Minnesota Constitution prohibits borrowing for operating purposes beyond the end of the biennium. Options for dealing with the projected Current Biennium deficit are provided for in the statute. The Budget Reserve Account, currently at $155 million, will be used to partially offset the projected deficit. The Governor also has authority to unallot, or cancel expenditures after the Budget Reserve Account has been depleted. Balancing the Current Biennium budget will eliminate $428 million of the projected deficit in the Next Biennium. The State's Cash Flow Account, used to smooth timing differences between the receipt of revenues and expenditure cash outlays within the fiscal year, is currently $350 million.


Next Biennium
-------------


          Next Biennium revenues are forecast to be 1.8%, or $579 million below levels forecast for the Current Biennium. Current law spending is expected to grow by 6.1% over Current Biennium levels. Total revenues are forecast to decline 9.4% below previous estimates, reducing projected revenues for the Next Biennium by $3.321 billion. That revenue reduction, combined with projected spending increases in Health and Human Services, increase the projected budget deficit for the Next Biennium to $4.847 billion. About 40% of the decline in revenues from the Current Biennium is due to the economic downturn. The remainder is caused by revenue reductions already included in previous estimates.


          Current law requires release of the Budget Reserve Account prior to canceling appropriated funds. The law also requires the Commissioner of Finance to consult with the Legislative Advisory Committee (the "LAC") prior to releasing the Budget Reserve Account. A meeting to solicit advice form the LAC was held on December 11, 2008. The Budget Reserve Account was released effective that date for use in offsetting $154.9 million of the Current Biennium fiscal year 2009 deficit.


          The Governor then directed the reduction of $229.2 million in unexpected allotments of prior transfers and appropriations from the General Fund. This action reduced the deficit to $42.2 million. To resolve the remaining deficit, cabinet agencies were instructed to submit by January 2, 2009, detailed plans identifying specific reductions totaling $40 million. A voluntary reduction of $2.2 million was also made by the legislature.


Litigation
----------


          There are now pending against the State certain legal actions which could, if determined adversely to the State, have a material adverse effect in excess of $10 million on the State's expenditures and revenues during the Current Biennium.


NEW JERSEY PORTFOLIO
--------------------


          The New Jersey Portfolio seeks the highest level of current income exempt from both federal income tax and State of New Jersey ("New Jersey" or the "State") personal income tax that is available without assuming what the Adviser considers to be undue risk. As a matter of fundamental policy, at least 80% of the Portfolio's net assets will be so invested (except when the Portfolio is in a temporary defensive position). The Fund will invest at least 80% of its net assets in securities the interest on which is exempt from New Jersey personal income tax (i.e., New Jersey municipal securities). In addition, during periods when the Adviser believes that New Jersey municipal securities that meet the Portfolio's standards are not available, the Portfolio may invest a portion of its assets in securities whose interest payments are only federally tax-exempt. However, it is anticipated that under normal circumstances substantially all of the Portfolio's total assets will be invested in New Jersey municipal securities. As a matter of fundamental policy, the New Jersey Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax.


          The following is based on information obtained from an Official Statement, dated November 14, 2008, relating to $1,122,744,638.45 New Jersey Transportation Trust Fund Authority Transportation System Bonds, 2008 Series A.


Economic Climate
----------------


          New Jersey is the eleventh largest state in population and the fifth smallest in land area. With an average of 1,172 persons per square mile, it is the most densely populated of all the states. Between 1980 and 1990 the annual population growth rate was 0.51% and between 1990 and 2000 the growth rate accelerated to 0.83%. While this rate of growth compared favorably with other Middle Atlantic States, it was less than the national rate of increase. New Jersey is located at the center of the megalopolis that extends from Boston to Washington, and which includes over one-fifth of the country's population. The extensive facilities of the Port Authority of New York and New Jersey, the Delaware River Port Authority and the South Jersey Port Corporation across the Delaware River from Philadelphia augment the air, land and water transportation complex which has influenced much of the State's economy. This central location in the northeastern corridor, the transportation and port facilities and proximity to New York City make the State an attractive location for corporate headquarters and international business offices. A number of Fortune Magazine's top 500 companies maintain headquarters or major facilities in New Jersey, and many foreign-owned firms have located facilities in the State.


          The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. Since 1976, casino gambling in Atlantic City has been an important State tourist attraction.


          New Jersey's economy continued to expand in 2007, but at a slower pace than in 2006. The State added approximately 117,800 jobs between March 2003 and December 2007. Payroll employment increased at an annual average rate of 0.1% in 2007, after growing 0.9% in 2006. New Jersey's jobless rate was 4.2% in 2007, compared to 4.6% for the nation.


          New Jersey's employment fell by -0.1% in May 2008 (-5,300 jobs) as compared to May 2007; this represents the first decline in 2008 as compared to a year ago. Most of the job losses reported in May 2008 were for the financial services sector (-8,300 jobs) reflecting the turmoil due to the subprime mortgage crisis. The State also continues to have job losses in manufacturing (-8,000 jobs) and in construction (-4,700 jobs), which may remain weak if the housing sector continues to decline. The government sector also shed over 1,000 jobs during this period. Employment gains between May 2007 and May 2008 were primarily spread across the service providing sectors with particularly strong growth in education and health services (11,600 jobs) followed by professional business services (3,900 jobs) and other services (2,300 jobs), as compared to a year earlier.


          The generally stable labor market conditions kept the State's unemployment rate below 5.0% through March 2008; however, it increased to 5.4% in May 2008, reflecting the recent softening trend. However, the State's unemployment rate remains below the national unemployment rate.


Financial Condition
-------------------


          The State Constitution provides, in part, that no money may be drawn from the State Treasury except for appropriations made by law and that no law appropriating money for any State purpose shall be enacted if the amount of money appropriated therein, together with all other prior appropriations made for the same fiscal year, exceeds the total amount of revenue on hand and anticipated to be available for such fiscal year, as certified by the Governor.


          Should it appear that revenues will be less than the amount anticipated in the budget for a fiscal year, the Governor may take steps to reduce State expenditures. The State Constitution additionally provides that no supplemental appropriation may be enacted after adoption of an appropriations act except where there are sufficient revenues on hand or anticipated, as certified by the Governor, to meet such appropriation.


          The State's governmental funds reported June 30, 2007 combined ending fund balances of $10.6 billion, a decrease of $829.4 million from the prior fiscal year. Of the ending balance, $2.1 billion represented unreserved undesignated fund balances with the remainder reserved for specific, legislated purposes, management reserves, and constitutional dedications. The General Fund's total ending fund balance was $4.6 billion, with $1.4 billion unreserved
- undesignated.


Recent Developments
-------------------


          In the Governor's State of the State address on January 8, 2008, the Governor proposed a four point plan to restructure the State's fiscal condition by limiting current and future spending growth, reducing outstanding State indebtedness and limiting future debt issuance. The four elements of the plan are: (1) freeze Fiscal Year 2009 spending at Fiscal Year 2008 levels; (2) enact legislation to limit future fiscal year spending growth to the amount of recurring revenues, beginning in Fiscal Year 2010; (3) create a public benefit corporation ("PBC") to operate the State's toll roads and use the initial proceeds from a concession agreement with the PBC to pay off at least 50% of the State's bonded indebtedness; and (4) submit to the voters for approval a constitutional amendment requiring voter approval, with certain exceptions, for the issuance in the future, of obligations to be supported by State revenue subject to annual appropriation.


          The State, the region and the nation have been affected by a global financial crisis, which intensified in September 2008 and has continued. United States and European government interventions in the financial sector have averted several potential large scale failures of global financial institutions. Global central bank coordination has been implemented on multiple occasions to support the global financial system. As a result of this crisis, there has been deterioration in State, regional and national economic growth and the expected rate of future economic growth is expected to decline. The unemployment rate in New Jersey increased to 5.9% in August 2008 and decreased slightly to 5.8% in September 2008, after remaining below 5% for 46 months in a row through March 2008. The latest unemployment rate matches the pace reported during the economic slowdown in 2002 and 2003; however, the State's unemployment rate remains below the national rate of 6.1% as of September 2008. The lower than expected rate of economic growth is anticipated to impact the State's revenues for the remainder of Fiscal Year 2009 and thereafter.


          On October 16, 2008, Governor Corzine proposed an economic stimulus plan ("Economic Stimulus Plan") to a joint session of the State Legislature. In the Economic Stimulus Plan, the Governor proposed an estimated $150 million of additional expenditures to provide: (i) immediate assistance to citizens in need; (ii) incentives to support short-term employment and economic activity; and (iii) enhancements to New Jersey's business climate and long-term economic prospects. Some aspects of the proposed Economic Stimulus Plan may be implemented immediately, while other aspects require legislative action. The Governor also estimated that Fiscal Year 2009 revenues will be approximately $400 million lower than estimated at the time of the passage of the Fiscal Year 2009 Appropriations Act. The Governor has directed the various departments of the Executive Branch of State Government to begin reducing expenditures in preparation for the projected decrease in revenues anticipated for Fiscal Year 2009. There is no certainty that all or parts of the Governor's proposed Economic Stimulus Plan will be implemented or enacted, nor that any other proposals to address the impact of the global financial crisis upon the State will be implemented or enacted. In addition, no prediction can be made as to the timing or extent of the benefits received from the proposed Economic Stimulus Plan or any other proposals.


State Indebtedness
------------------


          During the fiscal year ended June 30, 2007, the State's long-term debt obligations increased 1.9%, compared to the prior fiscal year, to $38.1 billion, which includes a net decrease in bonded debt of $104.9 million. During Fiscal Year 2007, the State issued $4.5 billion in bonds. New money issuances represented $714.6 million for health care and education system improvements, while $3.8 billion represented two refunding transactions that provided the State with $30.1 million in net present value savings. During Fiscal Year 2007, the State paid $2.5 billion in debt service on its long-term debt components. Non-bonded portions of the State's long-term debt totaled $6.4 billion. This amount represents an $801.4 million increase from the prior fiscal year and is mainly attributable to increases in net pension obligations.


State Authorities
-----------------


          The State has entered into a number of leases and contracts, some of which are described below, with several governmental authorities to secure the financing of various State projects. Under the agreements, the State has agreed to make payments equal to the debt services on, and other costs related to, the obligations sold to finance the projects.


          Legislation enacted in 1992 by the State authorizes the New Jersey Sports and Exposition Authority ("NJSEA") to issue bonds for various purposes, related to sports and entertainment facilities, payable from State appropriations. Pursuant to this legislation, the NJSEA and the State Treasurer have entered into an agreement (the "NJSEA State Contract") pursuant to which the NJSEA will undertake certain projects, including the refunding of certain outstanding bonds of the NJSEA, and the State Treasurer will credit to the NJSEA amounts from the General Fund sufficient to pay debt service and other costs related to the bonds. The payment of all amounts under the NJSEA State Contract is subject to and dependent upon appropriations being made by the State Legislature. As of June 30, 2008 there were approximately $691,035,000 aggregate principal amount of NJSEA bonds outstanding, the debt service on which is payable from amounts credited to the NJSEA Fund pursuant to the State Contract.


          In July 1984, the State created the New Jersey Transportation Trust Fund Authority (the "TTFA"), an instrumentality of the State organized and existing under the New Jersey Transportation Trust Fund Authority Act of 1984, as amended (the "TTFA Act") for the purpose of funding a portion of the State's share of the cost of improvements to the State's transportation system. Pursuant to the TTFA Act, as amended in March 2006, the principal amount of the TTFA's bonds, notes or other obligations which may be issued in any fiscal year commencing with the fiscal year beginning July 1, 2006 and ending with the fiscal year beginning July 1, 2010 generally may not exceed $1.6 billion, reduced by the amount by which the appropriation of State funds to the TTFA exceeds $895 million. These bonds are special obligations of the TTFA payable from the payments made by the State pursuant to a contract between the TTFA, the State Treasurer and the Commissioner of Transportation. As of June 30, 2008, there were approximately $8,923,911,792 aggregate principal amount of TTFA issues outstanding. To the extent these notes are not paid by the State Treasurer, these notes are payable by the TTFA pursuant to a Standby Deficiency Agreement entered into by the TTFA and the Trustee for the notes. The Standby Deficiency Agreement was issued on a parity with all bonds issued by the TTFA.


          Pursuant to legislation, the New Jersey Economic Development Authority (the "NJEDA") has been authorized to issue bonds for various purposes, including Economic Recovery Bonds, State Pension Funding Bonds and Market Transition Facility Bonds. The Economic Recovery Bonds have been issued pursuant to legislation enacted in 1992 to finance various economic development purposes. Pursuant to that legislation, NJEDA and the State Treasurer have entered into an agreement (the "ERF Contract") through which NJEDA has agreed to undertake the financing of certain projects and the State Treasurer has agreed to credit to the Economic Recovery Fund from the General Fund amounts equivalent to payments due to the State under an agreement with the port Authority of New York and New Jersey. The payment of all amounts under the ERF Contract is subject to and dependent upon appropriations being made by the State Legislature. As of June 30, 2008 there were approximately $173,974,641 aggregate principal amount of Economic Recovery Fund Bonds outstanding.


          Legislation enacted in June 1997 authorizes the NJEDA to issue bonds to pay a portion of the State's unfunded accrued pension liability for the State's retirement systems (the "Unfunded Accrued Pension Liability"), which, together with amounts derived from the revaluation of pension assets pursuant to companion legislation enacted at the same time, will be sufficient to fully fund the Unfunded Accrued Pension Liability. The Unfunded Accrued Pension Liability represents pension benefits earned in prior years which, pursuant to standard actuarial practices, are not yet fully funded. As of June 30, 2008, there were approximately $2,612,685,638 aggregate principal amount of State Pension Funding Bonds outstanding. The EDA and the State Treasurer have entered into an agreement that provides for the payment to the EDA of monies sufficient to pay debt service on the bonds. Such payments are subject to and dependent upon appropriations being made by the State Legislature.


          The Market Transition Facility Bonds have been issued pursuant to legislation enacted June 1994 to pay the current and anticipated liabilities and expenses of the market transition facility, which issued private passenger automobile insurance policies for drivers who could not be insured by private insurance companies on a voluntary basis. As of June 30, 2008, there were approximately $237,120,000 aggregate principal amount of Market Transition Bonds outstanding.


          The authorizing legislation for certain State entities provides for specific budgetary procedures with respect to certain obligations issued by such entities. Pursuant to such legislation, a designated official is required to certify any deficiency in a debt service reserve fund maintained to meet payments of principal of and interest on the obligations, and a State appropriation in the amount of the deficiency is to be made. However, the State legislature is not legally bound to make such an appropriation. Bonds issued pursuant to authorizing legislation of this type are sometimes referred to as "moral obligation" bonds. There is no statutory limitation on the amount of "moral obligation" bonds which may be issued by eligible State entities. "Moral obligation" bonded indebtedness issued by State entities as of June 30, 2008 stood at an aggregate principal amount of $1,720,175,000. Of this total, $51,965,000 was issued by the New Jersey Housing and Mortgage Finance Agency. This Agency has never had a deficiency in a debt service reserve fund that required the State to appropriate funds to meet its "moral obligation," and it is anticipated to earn sufficient revenues to cover debt service on its bonds. The Higher Education Assistance Authority and the South Jersey Port Corporation issued moral obligation indebtedness in aggregate principal amounts of $1,545,135,000 and $123,075,000, respectively. It is anticipated that the Higher Education Assistance Authority's revenues will be sufficient to cover debt service on its bonds. However, the State has periodically provided the South Jersey Port Corporation with funds to cover all debt service and property tax requirements, when earned revenues are anticipated to be insufficient to cover these obligations.


Litigation
----------


          At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act. The State does not formally estimate its reserve representing potential exposure for these claims and cases. The State is unable to estimate its exposure for these claims and cases.


OHIO PORTFOLIO
--------------


          The Ohio Portfolio seeks the highest level of income exempt from both federal income tax and State of Ohio ("Ohio" or the "State") personal income tax that is available without assuming what the Adviser considers to be undue risk. As a matter of fundamental policy, at least 80% of the Portfolio's net assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Ohio securities. As a matter of fundamental policy, the Ohio Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax. Shares of the Ohio Portfolio are available only to Ohio residents.


          The following is based on information obtained from an Official Statement, dated October 10, 2008, relating to $240,000,000 State of Ohio Infrastructure Improvement General Obligation Bonds, Series 2008A.


Economic Climate
----------------


          Ohio's 2000 decennial census population of 11,353,100 indicated a 4.7% population growth since 1990 and ranked Ohio seventh among the states in population.


          Although manufacturing (including auto-related manufacturing) in Ohio remains an important part of the State's economy, the greatest growth in Ohio's economy in recent years has been in the non-manufacturing sectors. In 2005, Ohio ranked seventh in the nation with approximately $442 billion in gross state product and was third in manufacturing with an approximate value of $85 billion and third in durable goods with an approximate value of $57 billion. As a percent of Ohio's 2005 gross state product, manufacturing was responsible for 19.3%, with 26.4% attributable to the goods-producing sectors and 32.5% to business services sectors, including finance, insurance and real estate. Ohio is the seventh largest exporting state, with 2005 merchandise exports totaling $34.8 billion. The State's two leading export industries are machinery and motor vehicles, which together accounted for 57% of the value of Ohio's merchandise exports in 2005.


          Payroll employment in Ohio, in the diversifying employment base, showed a steady upward trend until 1979, then decreased until 1982. It increased through 1991, decreased slightly in both early 1992 and late 1993, but otherwise increased steadily through 2000, before decreasing again in 2001 through 2003, increased in 2004 through 2006, and decreased in 2007. Growth in recent years has been concentrated among non-manufacturing industries, with manufacturing employment tapering off since its 1969 peak. The non-manufacturing sector employs approximately 86% of all non-agricultural payroll workers in Ohio.


          With 14.3 million acres (of a total land area of 26.4 million acres) in farmland and an estimated 76,200 individual farms, agriculture and related agricultural sectors combined is an important segment of Ohio's economy. Ohio's 2006 crop production value of $3.5 billion represented 3.0% of total U.S. crop production value. In 2006, Ohio's agricultural sector total output reached $6.8 billion with agricultural exports (primarily soybeans, feed grains and wheat, and their related products) estimated at a value of $1.7 billion.


Financial Condition
-------------------


          Consistent with the constitutional provision that no appropriation may be made for a period longer than two years, the State operates on the basis of a fiscal biennium for its appropriations and expenditures. The Constitution requires the General Assembly to provide for raising revenue, sufficient to defray the expenses of the state, for each year, and also a sufficient sum to pay the principal and interest as they become due on the state debt. The State is effectively precluded by law from ending a fiscal year or a biennium in a deficit position. State borrowing to meet casual deficits or failures in revenues or to meet expenses not otherwise provided for is limited by the Constitution to $750,000.


          The Revised Code provides that if the Governor ascertains that the available revenue receipts and balances for the General Revenue Fund ("GRF") or other funds for the then current fiscal year will in all probability be less than the appropriations for that year, he shall issue such orders to State agencies as will prevent their expenditures and incurred obligations from exceeding those revenue receipts and balances. The Governor did implement this directive several times in both the 2002-03 and 2004-05 bienniums and some prior fiscal years.


          Most State operations are financed through the GRF. Personal income and sales-use taxes are the major GRF sources. The GRF fund balance for Fiscal Year ended June 30, 2008 was $807,566,000. The State also has maintained a "rainy day" fund, the Budget Stabilization Fund ("BSF"), which under current law and until used is intended to carry a balance of up to 5% of the GRF revenues for the preceding fiscal year. The BSF is generally maintained by transfer from the surplus, if any in each fiscal year. The BSF had a balance of $1,012,289,000 at the end of Fiscal Year 2008, which is 3.8% of Fiscal Year 2008 revenues.


          At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and local taxing districts. The Constitution has, since 1934, limited the amount of the aggregate levy of ad valorem property taxes, without a vote of the electors or municipal charter provision, to 1% of true value in money, and statutes limit the amount of the aggregate levy without a vote or charter provision to 10 mills per $1 of assessed valuation--commonly referred to in the context of Ohio local government finance as the "ten-mill limitation".


          The Constitution directs or restricts the use of certain revenues. Highway fees and excises, including gasoline taxes, are limited in use to highway-related purposes. Not less than 50% of the receipts from State income taxes and estate taxes must be returned to the originating political subdivisions and school districts. State lottery net profits are allocated to elementary, secondary, vocational and special education program purposes including, as provided for in the recently passed constitutional amendment, application to debt service on obligations issued to finance capital facilities for a system of common schools.


          Effective July 1, 2005, State personal income tax rates, applying generally to federal adjusted gross income, were reduced 4.2% annually for the years 2005 through 2009, resulting in an aggregate 21% decrease from the 2004 rates which ranged from 0.743% on $5,000 or less with increasing bracketed base rates and percentages up to a maximum on incomes over $200,000 of $11,506 plus 7.5% on the amount over $200,000. The indexing of the State income tax brackets, which was previously scheduled to begin in July 2005, has been suspended until January 2010.


          Municipalities and school districts may also levy certain income taxes. Any municipal rate (applying generally to wages and salaries, and net business income) over 1%, and any school district income tax (applying generally to the State income tax base for individuals and estates), requires voter approval. Most cities and villages levy a municipal income tax. A school district income tax is currently approved in 145 districts. Effective July 1, 2005, there may also be proposed for voter approval municipal income taxes to be shared with school districts, but these taxes may not be levied on non-residents.


          Since 1970 the ratio of Ohio to U.S. aggregate personal income has declined, with Ohio's ranking moving from fifth among the states in 1970 to seventh in 1990, moving to between seventh and eighth in 1994 through 1999, and eighth since 2000. This movement in significant measure reflects "catching up" by several other states and a trend in Ohio toward more service sector employment.


2006-2007 Biennium
------------------


          Consistent with State law, the Governor's Executive Budget for the 2006-07 biennium was released in February 2005 and introduced in the General Assembly. After extended hearings and review, the GRF Appropriations Act for the 2006-07 biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 30, 2005. That Act provides for total GRF biennial revenue of approximately $51.5 billion (a 3.8% increase over the 2004-05 biennial revenue and total GRF biennial appropriations of approximately $51.3 billion (a 5.0% increases over the 2004-05 biennial expenditures). Spending increases for major program categories over the 2004-05 actual expenditures are: 5.8% for Medicaid (the Act also included a number of Medicaid reform and cost containment initiatives); 3.4% for higher education; 4.2% for elementary and secondary education; 5.5% for corrections and youth services; and 4.8% for mental health and mental retardation. The Executive Budget, the GRF appropriations Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations.


          The State ended Fiscal Year 2006 with a GRF cash balance of $1,528,812,000 and a GRF fund balance of $1,025,967,000. Of that ending GRF fund balance, the State carried forward $631,933,000 to cover the expected and planned for variance of Fiscal Year 2007 GRF appropriations over estimated revenue, to offset the one-time cost of accelerating the phase-in of reductions in State personal income tax withholding rates, and to maintain 0.5% of Fiscal Year 2007 GRF revenue as an ending fund balance. The remaining $394,034,000 was deposited into the BSF increasing its balance to $1,012,289,000 (which includes $40,045,000 in receipts collected from a broad tax amnesty initiative and deposited in June 2006). The State ended Fiscal 2007 with a GRF cash balance of $1,432,925,000 and a GRF fund balance of $215,534,000.


Current Biennium
----------------


          Consistent with State law, the Governor's Executive Budget for the 2008-09 biennium was released in March 2007 and introduced in the General Assembly. The GRF Appropriations Act for the biennium was passed by the General Assembly and signed by the Governor on June 30, 2007. Reflecting the continued implementation of the restructuring of State taxes commenced in 2006-07, that Act reflects total GRF biennial estimated revenues of approximately $53.5 billion (a 3.9% increase over the 2006-07 biennial revenue) and total GRF biennial appropriations of approximately $52.4 billion (a 2.1% increases over the 2006-07 biennial expenditures). The following are spending increases for major program categories over the 2006-07 actual expenditures: 2.2% for Medicaid; 13.2% for higher education; 5.25% for elementary and secondary education; 4.9% for corrections and youth services; and 4.7% for mental health and mental retardation.


          With the Ohio economy expected to be negatively affected by the national economic downturn, in January 2008 the Office of Budget and Management ("OBM") reduced its original GRF revenue projections by $172,600,000 for Fiscal Year 2008 and $385,100,000 for Fiscal Year 2009. Based on those lower GRF revenue estimates and increased costs associated with rising Medicaid caseloads, OBM projected shortfall for the current biennium of $733,000,000. Executive and legislative actions were taken based on the new OBM estimates.


          The State ended Fiscal Year 2008 with a GRF cash balance of $1,682,002,000 and a GRF fund balance of $807,566,000. Of the ending GRF fund balance, the State maintained $133,313,000 reflecting one-half of one percent of Fiscal Year 2008 GRF revenues as the required ending fund balance and carried forward $674,253,000 to cover the expected and planned for variance of Fiscal Year 2009 GRF appropriations over estimated revenue. The BSF balance at the end of Fiscal Year 2008 was $1,012,289,000 (subject to currently authorized transfers of up to $263,333,000).


          In March 2008, in response to the national economic downturn, the Governor proposed a $1.7 billion economic stimulus plan to stimulate the Ohio economy through investments in logistics and distribution, bio-products and bio-medical advanced and renewable energy, local government infrastructure, conservation projects and brownfield revitalization projects. These investments were to be funded primarily through new GRF bond-backed capital appropriations. After extensive hearings and review, the General Assembly in June passed a $1.57 billion economic stimulus package that mirrored the purposes proposed by the Governor and added funding for higher education workforce programs and expanded the State's historic preservation tax credits.


          With the Ohio economy continuing to be negatively affected by the national economic downturn, OBM on September 10, 2008 announced a $540,000,000 further reduction in its GRF revenue projections for the Fiscal Year 2009 and a projected Fiscal Year budgetary shortfall of the same amount. Executive actions were taken to offset the projected shortfall.


          Based on these actions and expenditure reductions, OBM is currently projecting a positive GRF fund balance at June 30, 2009. As discussed above, the State is effectively precluded by its Constitution from ending a Fiscal Year or a biennium in a "deficit" position. The Governor and OBM will continue to closely monitor revenues and expenditures and work with the General Assembly to ensure a positive GRF ending fund balance.


Municipalities
--------------


          Ohio has a mixture of urban and rural population, with approximately three-quarters urban. There are 943 incorporated cities and villages (municipalities with populations under 5,000) in the State. Five cities have populations of over 100,000 and 16 over 50,000.


          A 1979 act established procedures for identifying and assisting those few cities and villages experiencing defined "fiscal emergencies". A commission composed of State and local officials, and private sector members experienced in business and finance appointed by the Governor, is to monitor the fiscal affairs of a municipality facing substantial financial problems. That act requires the municipality to develop, subject to approval and monitoring by its commission, a financial plan to eliminate deficits and cure any defaults and otherwise remedy fiscal emergency conditions, and to take other actions required under its financial plan. It also provides enhanced protection for the municipality's bonds and notes and, subject to the act's stated standards and controls, permits the State to purchase limited amounts of the municipality's short-term obligations (used only once, in 1980).


          There are currently 15 local governments in fiscal emergency status and six in fiscal watch status. A current listing of municipalities in fiscal emergency and fiscal watch status is accessible on the Internet at http://www.auditor.state.oh.us.


Litigation
----------


          The State of Ohio is a party to various legal proceedings seeking damages or injunctive relief and generally incidental to its operations. The ultimate disposition of these proceedings is not presently determinable, but in the opinion of the Ohio Attorney General will not have a material adverse effect on payment of State obligations.


PENNSYLVANIA PORTFOLIO
----------------------


          The Pennsylvania Portfolio seeks the highest level of current income exempt from both federal income tax and Commonwealth of Pennsylvania ("Pennsylvania" or the "Commonwealth") personal income tax that is available without assuming what the Adviser considers to be undue risk. As a matter of fundamental policy, at least 80% of the Portfolio's net assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Pennsylvania securities. As a matter of fundamental policy, the Pennsylvania Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax. Shares of the Pennsylvania Portfolio are available only to Pennsylvania residents.


          The following was obtained from an Official Statement, dated December 9, 2008, relating to the issuance of $300,000,000 Commonwealth of Pennsylvania General Obligation Bonds, Second Series of 2008.


Economic Climate
----------------


          The Commonwealth of Pennsylvania is one of the most populous states, ranking sixth behind California, Texas, New York, Florida and Illinois. Pennsylvania is an established state with a diversified economy. Pennsylvania had been historically identified as a heavy industry state. That reputation has changed over the last thirty years as the coal, steel and railroad industries declined and the Commonwealth's business environment readjusted to reflect a more diversified economic base. This economic readjustment was a direct result of a long-term shift in jobs, investment, and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical and health services, education and financial institutions.


          Pennsylvania's agricultural industries remain an important component of the Commonwealth's economic structure, accounting for more than $5.2 billion in crop and livestock products annually. Agribusiness and food related industries reached record export sales, approaching $1.3 billion in economic activity in 2007. Over 58,000 farms form the backbone of the State's agricultural economy. Farmland in Pennsylvania includes over four million acres of harvested cropland and three million acres of pasture and farm woodlands - nearly one-third of the Commonwealth's total land area. Agricultural diversity in the Commonwealth is demonstrated by the fact that Pennsylvania ranks among the top ten states in the production of a number of agricultural products. Agricultural exports have grown by more than 5.3% since 2003.


          Pennsylvania's extensive public and private forests provide a vast source of material for the lumber, furniture and paper products industries. The forestry and related industries account for 1.5% of employment with economic activity of nearly $5 billion in domestic and international trade. Additionally, the Commonwealth derives a good water supply from underground sources, abundant rainfall and a large number of rivers, streams and lakes. Other natural resources include major deposits of coal, petroleum and natural gas. Annually, about 77 million tons of anthracite and bituminous coal, 168 billion cubic feet of natural gas and about 3.6 million barrels of oil are extracted from Pennsylvania.


          Pennsylvania is a Mid-Atlantic state within easy reach of the populous eastern seaboard and, as such, is a gateway to the Midwest. The Commonwealth's strategic geographic position is enhanced by a comprehensive transportation grid. The Commonwealth's water systems afford the unique feature of triple port coverage, a deep water port at Philadelphia, a Great Lakes port at Erie and an inland water port at Pittsburgh. Pennsylvania is easily accessible for inter and intra state trade and commerce.


          The Commonwealth is highly urbanized. Of the Commonwealth's 2007 mid-year population estimate, 79% resided in the 15 Metropolitan Statistical Areas ("MSAs") of the Commonwealth. The largest MSAs in the Commonwealth are those which include the cities of Philadelphia and Pittsburgh, which together contain almost 44% of the State's total population. The population of Pennsylvania, 12.4 million people in 2007, according to U.S. Bureau of the Census, represents a population growing more slowly than the nation with a higher portion than the nation or the region comprised of persons between 45 or over.


          Non-agricultural employment in Pennsylvania over the ten years ending in 2007 increased at an annual rate of 0.6%. This rate compares to a 0.7% rate for the Mid-Atlantic Region and 1.0% for the nation during the same period.


          Non-manufacturing employment in Pennsylvania has increased in recent years to 88.6% of total employment in 2007. Consequently, manufacturing employment constitutes a diminished share of total employment within the Commonwealth. Manufacturing, contributing 11.4% of 2007 non-agricultural employment, has fallen behind both the services sector and the trade sector as the largest single source of employment within the Commonwealth. In 2007, the services sector accounted for 41.1% of all non-agricultural employment while the trade sector accounted for 19.7%.


          Within the manufacturing sector of Pennsylvania's economy, which now accounts for less than one-eighth of total non-agricultural employment in Pennsylvania, the fabricated metals industries employed the largest number of workers. Employment in the fabricated materials industries was 13.9% of Pennsylvania manufacturing employment but only 0.1% of total Pennsylvania non-agricultural employment in 2007.


          Pennsylvania's annual average unemployment rate has been equivalent to the national average throughout the 2000s. Slower economic growth caused the unemployment rate in the Commonwealth to rise to 5.7% in 2003. The resumption of faster economic growth resulted in an annual decrease in the Commonwealth's unemployment rate to 4.4% in 2007. As of September 2008, the most recent month for which data are available, the seasonally adjusted unemployment rate for the Commonwealth was 5.7%.


          Personal income in the Commonwealth for 2007 was $482.2 billion, an increase of 5.5% over the previous year. During the same period, national personal income increased at a rate of 6.1%. Based on the 2007 personal income estimates, per capita income for 2007 was at $38,788 in the Commonwealth compared to per capita income in the United States of $38,611.


          The Commonwealth's 2007 average hourly wage rate of $15.48 for manufacturing and production workers compares to the national average of $17.42 for 2007.


Financial Condition
-------------------


          The Commonwealth utilizes the fund method of accounting. The General Fund, the Commonwealth's largest fund, receives all tax revenues, non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the General Fund. Debt service on all obligations, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.


          Financial information for the General Fund is maintained on a budgetary basis of accounting. The Commonwealth also prepares annual financial statements in accordance with generally accepted accounting principles ("GAAP").


Financial Results for Recent Fiscal Years (Budgetary Basis)
-----------------------------------------------------------


          Fiscal 2008. The national economic slowdown in the housing sector adversely impacted growth in the Commonwealth during fiscal year 2008. Declining home sales and home values, a contraction in available credit form woes in the financial markets, slightly higher unemployment and lower personal consumption resulted in less growth in fiscal year 2008 revenues than had been projected in the February 2008. Commonwealth revenues still exceeded the certified estimate for fiscal year 2008 by $167.5 million or 0.6%. Preliminary estimates from February 2008 projected a revenue surplus of $427 million during fiscal year 2008. Lower than projected revenues from corporate and personal income taxes were responsible for the lower than projected growth. Final Commonwealth General Fund revenues for the fiscal year totaled $27,928.2 million. Total fiscal year 2008 revenues, net of reserves for tax refunds and including intergovernmental transfers and expenditures from additional sources, were $27,450.9 million. As a result of Commonwealth financial operations during fiscal year 2008, the preliminary unappropriated surplus balance, prior to the statutorily required transfer to the Budget Stabilization Reserve Fund, totaled $582.9 million. In response to lower-than projected growth in Commonwealth revenues, the General Assembly approved, and the Governor signed into law, a one-year suspension of the 25% transfer of a portion of the unappropriated surplus balance to the Budget Stabilization Reserve Fund for fiscal year 2008.


          Revenues available to the Commonwealth, including intergovernmental transfers and additional sources, increased 1.3%. Fiscal year 2008 revenues (all sources) totaled $27,502.9 million, an increase of $309.2 million over fiscal year 2007. Intergovernmental transfer proceeds decreased $54.5 million, primarily due to the continued phase-out of intergovernmental transfers. Funding from additional sources decreased $115.2 million or 45%, primarily due to decreased transfers from other state funds. General Fund revenues grew $478.8 million or 1.7% during fiscal year 2008 when measured on a year-over-year basis. Corporate tax receipts were $13.3 million, or 0.2% over estimate for the fiscal year. Year-over-year growth in corporate taxes was also 0.2% during fiscal year 2008 as corporate net income tax collections declined 3.0% while gross receipts tax collections grew 4.3% and receipts from the capital stock and franchise tax grew 2.0% on a year-over-year basis. The growth in capital stock and franchise tax receipts occurred despite the continued phase-out of this tax. Personal income taxes were $157.7 million over the estimate, a surplus of 1.5% versus the estimate, while year-over year growth in personal income tax receipts was 6.3%. Sales and use tax revenues declined in fiscal year 2008 by $94.2 million or 1.1% on a year-over-year basis. Sales tax receipts were below estimate by $19.6 million, a difference of 0.2% from the fiscal year estimate. Non-tax revenues of the Commonwealth declined by 17% during the fiscal year, led by decreased liquor store profits and lower-than-projected earnings on the investment of Commonwealth funds. Reserves for tax refunds in fiscal year 2008 were $1,050 million, an amount equal to the fiscal year 2007 reserves. At the end of fiscal year 2008, approximately $100 million of reserves were available for making tax refunds in the following fiscal year.


          Fiscal 2007. During fiscal year 2007, General Fund revenues to the Commonwealth exceeded the certified estimate by $649.6 million or nearly 2.4% during fiscal year 2007. Final Commonwealth General Fund revenues for the fiscal year totaled $27,449.1 million. Total fiscal year 2007 revenues, net of reserves for tax refunds and including intergovernmental transfers and additional resources, totaled $27,193.7 million. Total expenditures, net of appropriation lapses and including intergovernmental transfers and expenditures from additional sources, were $27,007.9 million. As a result of Commonwealth financial operations during the fiscal year, the preliminary unappropriated surplus balance, prior to the statutorily required 25% transfer to the Budget Stabilization Reserve Fund, increased to $707.9 million, including the beginning balance from the prior year of operations. Accordingly, 25% of this preliminary balance or $176.9 million was transferred to the Budget Stabilization Reserve Fund. The final fiscal year 2007 unappropriated surplus balance was $530.9 million as of June 30, 2007.


          Revenues available to the Commonwealth, including intergovernmental transfers and additional sources, increased 5.8%. Fiscal year 2007 revenues (all sources) totaled $27,193.7 million, an increase of $1,492.8 million over fiscal year 2006. Intergovernmental transfer proceeds decreased $199 million or 27%, primarily due to the continued phase-out of intergovernmental transfers. Funding from additional sources increased $111.8 million or 76%, primarily due to increased transfers form other state funds. General Fund revenues grew $1,595 million or 6.2% during fiscal year 2007 when measured on a year-over-year basis. Corporate tax receipts were $286.2 million, or 5.6% over estimate for the fiscal year. Personal income taxes were $301.6 million over the estimate, a surplus of 3.0% versus the yea-to-date estimate, while year-over year growth in personal income tax receipts was 7.7%. Sales and use taxes were essentially at estimate as actual receipts were $14.9 million below estimate, a difference of 0.17% from the fiscal year estimate. Non-tax revenues of the Commonwealth grew by 58% during the fiscal year, led by increased liquor store profits and earnings of the investment of Commonwealth funds. Reserves for tax refunds in fiscal year 2007 were $1,050 million, an increase of 1.4% form the fiscal year 2006 reserves. At the end of fiscal year 2006, approximately $114 million of reserves were available for making tax refunds in the following fiscal year.


          Fiscal 2006. During fiscal year 2006, revenues to the Commonwealth exceeded the certified estimate by $864.6 million or nearly 3.5%. Final Commonwealth General Fund revenues for the fiscal year totaled $25,854.1 million. Total fiscal year 2006 revenues, net of reserves for tax refunds and including intergovernmental transfers and additional resources, totaled $25,700.9 million. Total expenditures, net of appropriation lapses and including intergovernmental transfers and expenditures from additional sources, was 25,380.3 million. As a result of Commonwealth financial operations during the fiscal year, the preliminary unappropriated surplus balance, prior to the statutorily required 25% transfer to the Budget Stabilization Reserve Fund, increased to $685.4 million, including the beginning balance from the prior year of operations. Accordingly, 25% of this preliminary balance or $171.4 million was transferred to the Budget Stabilization Reserve Fund. The final fiscal year 2006 unappropriated surplus balance was $514.1 million as of June 30, 2006.


          Revenues available to the Commonwealth, including intergovernmental transfers and additional sources, increased 5.3%. Fiscal year 2006 revenues (all sources) totaled $25,700.9 million, an increase of $1.295.3 million over fiscal year 2005. Intergovernmental transfer proceeds increased $381.9 million or 5.5%, while funding from additional sources decreased $253.3 million or 63%, primarily due to the expiration of the previously available one-time federal fiscal relief that had been made available to the various states. General Fund revenues grew $1,563 million or 6.3% during fiscal year 2006 when measured on a year-over-year basis. Corporate tax receipts grew $425.8 million over estimate, an 8.9% surplus to the year-to-date estimate. Personal income taxes were $342.6 million over the estimate, a surplus of 3.7% versus the year to-date estimate. Sales and use taxes were essentially at estimate as actual receipts were $65.2 million above estimate, a difference of 0.8% from the fiscal year estimate. Realty transfer tax revenues also exceeded the estimate by $61.4 million or 12.5% based in part on continuation of a strong housing market within the Commonwealth. Non-tax revenues of the Commonwealth were below estimate for fiscal year 2006 by $61.4 million or 11.3%, due primarily to lower than projected earnings from the Commonwealth's escheats program. Reserves for tax refunds in fiscal year 2006 were $1,035 million, an increase of 3.5% form the fiscal year 2005 reserves. At the end of fiscal year 2006, approximately $103 million of reserves were available for making tax refunds in the following fiscal year.


Financial Results for Recent Fiscal Years (GAAP Basis)
------------------------------------------------------


          Fiscal 2008. GAAP basis information for Fiscal Year 2008 is not available at this time.


          Fiscal 2007. At June 30, 2007, the General Fund reported a fund balance of $3,370.9 million, an increase of $401.4 million from the reported $2,969.5 million fund balance at June 30, 2006. On a net basis, total assets increased by $761.3 million to $11,161.5 million. Liabilities increased by $359.9 million to $7,790.6 million largely because of an increase in unearned revenue ($117.2 million) and an increase in accounts payable ($194.1 million). The overall increase in fund balance, $401 million during the fiscal year, was $300 million more than the prior fiscal year increase in fund balance of $101 million.


          General Fund tax revenues increased by 5% due to slower economic growth during the fiscal year ended June 30, 2007. Personal income tax revenues rose by 8%, with most of the growth occurring within the non-employer-withheld portion of the personal income tax. This growth can be attributed to strong capital gains that caused regular quarterly personal income tax payments in April 2007 to exceed April 2006 levels by 19.5%. Overall corporation tax revenues increased by 3% due to strong corporate profit growth and both telecommunications and electric company gross receipts tax revenues that were higher than the prior year. However, these increases were offset by a scheduled decline in Capital Stock/Foreign Franchise Tax revenues due to the continuance of the capital stock and foreign franchise tax phase-out. Finally, cigarette tax revenues decreased by 5% due to a decline in consumption. Charges of sales and services decreased by $1.416 billion due almost exclusively to a $1.411 billion decrease related to the reporting of cash receipts and disbursements related to Commonwealth employee benefit costs, which are charged to Commonwealth agencies on a biweekly basis. Such cash receipts and disbursements were formerly reported on a "gross" basis and reported as part of General Fund revenues (Charges for sales and services) and expenditures (Direction and supportive services). Intergovernmental revenues increased by a net $498 million, resulting primarily from certain newer federal programs and higher amounts accrued for certain federal programs. Total General Fund revenues increased by $590 million (1.36%) during this period.


          Fiscal 2006. At June 30, 2006, the General Fund reported a fund balance of $2,969.5 million, an increase of $100.4 million from the reported $2,869.1 million fund balance at June 30, 2005. On a net basis, total assets increased by $537.1 million to $10,400.2 million. Liabilities increased by $436.8 million to $7,430.7 million largely because of an increase in unearned revenue ($348 million) and an increase in accounts payable ($235 million).


          General Fund tax revenues increased by 9% due to significant economic growth; both corporation and personal income tax rose an average of 9% during the fiscal year ended June 30, 2006. Sales and use tax collections increased by 4.2%. Intergovernmental revenues decreased by $439 million, resulting from lower amounts appropriated for Federal-participation in medical and other assistance. Charges for sales and services decreased by $981 million due to specific program funding changes, including nursing home assessments. Total General Fund revenues increased by $414 million (0.98%) during the fiscal year. The overall increase in fund balance, $101 million, during the fiscal year was $239 million more than the prior fiscal year decrease in fund balance of $138 million. Total General Fund expenditures increased by less than 1% during the fiscal year ended June 30, 2006, by $311 million. Expenditures for protection of persons and property increased by $265 million due primarily to increases in amounts appropriated/expended for state police activities. Public education expenditures increased by $285 million due primarily to increases in basic and other subsidies to school districts; net changes in higher education subsidies were not significant. Health and human services expenditures decreased by $277 million, caused by lower aggregate demand and utilization of medical and other assistance during the fiscal year. Actual, final General Fund expenditures (budgetary basis) increased by 3.1% over the prior fiscal year, while revenues (budgetary basis) increased by 2.8%.


Fiscal 2009 Budget
------------------


          The enacted fiscal year 2009 budget provides appropriations and executive authorizations totaling $28,264.2 million of Commonwealth funds against estimated revenues, net of tax refunds and including intergovernmental transfers, of $28,085.7 million. The $575.0 million difference between estimated revenues and budgeted appropriations is expected to be funded by a draw down of the $582.8 million beginning balance. The fiscal year 2009 ending unappropriated balance is currently estimated to be $5.8 million.


          The fiscal year 2009 revenue estimate was based upon an economic assumption that economic growth will resume in the second half of the fiscal year, reaching nearly 2.0% annual growth by June 2009. Total revenues of the Commonwealth, prior to reserves for refunds are expected to grow $856.2 million or 3.1% over fiscal year 2008 levels. Fiscal year 2009 receipts from corporate tax receipts are projected to decline 5.0% based partially on the continued phase-out of the capital stock and franchise tax as well as from the anticipated effects for the economic slowdown. Personal income tax receipts in fiscal year 2009 are expected to grow 5.3% on a year-over-year basis. Sales and use tax receipts are projected to increase 2.8% during fiscal year 2009. The dramatic slowdown in the national economy during the third quarter, rising unemployment rates and the turbulent financial markets have negatively impacted the Commonwealth's revenues and receipts. Through October 2008, General Fund revenues are $564.8 million below estimate.


City of Philadelphia
--------------------


          Philadelphia is the largest city in the Commonwealth with an estimated population of 1,517,550 according to the 2000 Census.


          The Pennsylvania Intergovernmental Cooperation Authority ("PICA") was created by Commonwealth legislation in 1991 to assist Philadelphia, the Commonwealth's largest city, in remedying its fiscal emergencies. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. This financial assistance has included the refunding of certain city general obligation bonds, funding of capital projects and the liquidation of the cumulative general fund balance deficit of Philadelphia as of June 30, 1992, of $224.9 million. At this time, Philadelphia is operating under a five-year fiscal plan approved by PICA on June 17, 2008.


          No further bonds are to be issued by PICA for the purpose of financing a capital project or deficit as the authority for such bond sales expired December 31, 1994. PICA's authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1995. Its ability to refund existing outstanding debt is unrestricted. PICA had $573.8 million in special tax revenue bonds outstanding as of June 30, 2008. Neither the taxing power nor the credit of the Commonwealth is pledged to pay debt service on PICA's bonds.


Commonwealth Debt
-----------------


          The Constitution permits the Commonwealth to incur the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate approved debt, (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years, and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts. Debt service on Commonwealth general obligation debt is paid from appropriations out of the General Fund except for highway purposes, which is paid from Motor Vehicle Fund appropriations.


          Net outstanding general obligation debt totaled $8,177.0 million at June 30, 2008, a net increase of $343.0 million from June 30, 2007. Over the 10-year period ending June 30, 2008, total outstanding general obligation debt increased at an annual rate of 5.6%. Within the most recent 5-year period, outstanding general obligation debt has increased at an annual rate of 3.9%.


          Certain state-created organizations have statutory authorization to issue debt for which state appropriations to pay debt service thereon are not required. The debt of these organizations is funded by assets of, or revenues derived from the various projects financed and is not a statutory or moral obligation of the Commonwealth. However, some of these organizations are indirectly dependent upon Commonwealth operating appropriations. In addition, the Commonwealth may choose to take action to financially assist these organizations.


Litigation
----------


          In 1978, the General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1,000,000 for each accident. The Supreme Court of Pennsylvania has held that this limitation is constitutional. Approximately 3,150 suits against the Commonwealth remain open. Tort claim payments for the departments and agencies, other than the Department of Transportation, are paid from departmental and agency operating and program appropriations. Tort claim payments for the Department of Transportation are paid from an appropriation from the Motor License Fund. The Motor License Fund tort claim appropriation for fiscal year 2009 is $20.0 million.


VIRGINIA PORTFOLIO
------------------


          The Virginia Portfolio seeks the highest level of current income exempt from both federal income tax and Commonwealth of Virginia ("Virginia" or the "Commonwealth") personal income tax that is available without assuming what the Adviser considers to be undue risk. As a matter of fundamental policy at least 80% of the Portfolio's net assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Virginia securities. As a matter of fundamental policy, the Virginia Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax. Shares of the Virginia Portfolio are available only to Virginia residents.


          The following is based on information obtained from an Official Statement, dated December 4, 2008, relating to $150,000,000 Virginia Public Building Authority Public Facilities Revenue Bonds, Series 2008B.


Economic Climate
----------------


          The Commonwealth's 2007 population of 7,712,091 was 2.6% of the United States' total. Among the 50 states, it ranked twelfth in population. With 39,598 square miles of land area, its 2007 population density was 194.8 persons per square mile, compared with 86.2 persons per square mile for the United States.


          The Commonwealth is divided into five distinct regions--a coastal plain cut into peninsulas by four large tidal rivers, a piedmont plateau of rolling farms and woodlands, the Blue Ridge Mountains, the fertile Shenandoah Valley and the Appalachian plateau extending over the southwest corner of the Commonwealth. Approximately one-third of all land in Virginia is used for farming and other agricultural services. This variety of terrain, the location of the Commonwealth on the Atlantic Seaboard at the southern extremity of the northeast population corridor and its close proximity to the nation's capital have had a significant influence on the development of the present economic structure of the Commonwealth.


          The largest metropolitan area is the Northern Virginia portion of the Washington, D.C. metropolitan area. This is the fastest growing metropolitan area in the Commonwealth and had a 2007 population of 2,460,749. Northern Virginia has long been characterized by the large number of people employed in both civilian and military work with the federal government. However, it is also one of the nation's leading high-technology centers for computer software and telecommunications.


          According to the U.S. Department of Commerce, Virginians received over $322.5 billion in personal income in 2007. In 2007, Virginia had per capita income of $41,347, the highest of the Southeast region and greater than the national average of $38,611. From 1998 to 2007, the Commonwealth's 4.4% average annual rate of growth in per capita income was less than the national growth rate of 4.9%. Much of Virginia's per capita income gain in these years has been due to the continued strength of the manufacturing sectors, rapid growth of high-technology industries, basic business services, corporate headquarters and regional offices and the attainment of parity with the nation in labor force participation rates.


          Employment in the Information Services sector decreased by 10.6% from 2003 to 2007, which may in part be due to the national trend of reclassifying employers from the information industry to professional and business services. The Professional and Business Services sector, however, gained 17.2% over the same period. From 2003 to 2007, employment in the Financial Activities sector grew by 4.2%. The private Education and Health sector continued to add jobs in 2007, increasing by 12.7% from 2003 to 2007. The Leisure and Hospitality sector employment level rose 12.1% over the same period, with much of this growth in the food service and accommodations portions of the industry.


          The Retail Trade sector increased by 5.8% from 2003 to 2007. The Wholesale Trade sector increased by 7.0% from 2003 to 2007.


          With Northern Virginia and Hampton Roads, the home of the nation's largest concentration of military installations, the federal government has a greater impact on the Commonwealth relative to its size than all states except Alaska and Hawaii. In 2007, federal government civilian employment in the Commonwealth averaged approximately 156,600, for a 6.0% gain between 2003 and 2007.


          State government employment averaged 156,300 in the Commonwealth for 2007, up 9.4% from 2003 due primarily to an easing budget situation. Approximately 50% of state government employment is related to general government administration and 50% is related to higher education.


          Manufacturing employment dropped 8.6% between 2003 and 2007.


          The Commonwealth typically has one of the lowest unemployment rates in the nation, due in large part to the diversity of the Commonwealth's economy. During 2007, an average of 3.2% of the Commonwealth's population was unemployed, compared to 4.8% for the nation.


Budgetary Process
-----------------


          The Governor is required by statute to present a bill detailing his budget (the "Budget Bill") and a narrative summary of the bill to the General Assembly by December 20th in the year immediately prior to each even-year session. Under constitutional provisions, the Governor retains the right, in his review of legislative action on the Budget Bill, to suggest alterations to or to veto appropriations made by the General Assembly. After enactment, the Budget Bill becomes law (the "Appropriation Act").


          In the odd-year sessions of the General Assembly, amendments are considered to the Appropriation Act enacted in the previous year. The Governor submits a Budget Bill by December 20th that includes his proposed amendments. The Appropriation Act enacted in the odd-year session is effective upon passage by the General Assembly, whereas the regular biennial Appropriation Act is effective July 1, the beginning of the biennium.


The 2006 Appropriation Act
--------------------------


          On December 16, 2005, former Governor Warner presented the 2006 Budget Bill for the 2006-2008 biennium. The 2006 Budget Bill was developed with the following three main objectives in mind: maintain the Commonwealth's financial stability for the long term; make targeted investments that will pay measurable returns in the future; and meet the Commonwealth's ongoing commitment to fund core services.


          The 2006 Budget Bill included $34,374.6 million from the general fund in base spending, and total general fund resources of $34,419.2 million. Recommendations for new spending totaled $5,947.0 million, including $930.3 million for capital outlay funding. General fund budget savings of $57.3 million were also recommended. The 2006 Budget Bill included approximately $1,501.8 million in one-time general fund spending, including the $930.3 million for capital outlay, $339.0 million for transportation initiatives and $232.5 million for water quality improvements.


          On January 14, 2006, Timothy M. Kaine was inaugurated Governor of Virginia. On January 24, 2006, Governor Kaine submitted executive amendments to the 2006 Budget Bill. General fund spending actions in Governor Kaine's executive amendments for the 2006-2008 biennium included $39.6 million to increase proposed K-12 instructional staff pay raises from three percent to four percent; $4.7 million to address cost overruns on the University of Virginia's Medical Research Building; $4.0 million to address a revised cost estimate for Virginia Commonwealth University's Medical Sciences Building II; and $3.5 million to provide additional support to localities relating to formula changes in criminal justice services program funding. General fund savings in Governor Kaine's proposed amendments totaled $7.6 million, resulting largely from standardized testing procurement changes. Net additional general fund revenue proposed in Governor Kaine's amendments totaled $15.1 million, due in substantial part to the proposed sale of an alcoholic and beverage control facility.


          The House and the Senate could not reach agreement on the 2006 Budget Bill and adjourned on March 11, 2006. The Governor called a Special Session of the 2006 General Assembly and, on June 20, 2006, the General Assembly passed a compromise budget for the 2006-2008 biennium, as amended, that included significant portions of the original 2006 Budget Bill. The increases in new general fund spending included: a net increase of $68.0 million for public education; a net increase of $90.5 million for capital project expenses; and $106.3 million for additional salary increases for state employees and state-supported local employees. In keeping with the objectives of the introduced budget, The compromise budget provided $222 million for improving the health of the Chesapeake Bay and other Virginia waterways, a biennial general fund increase of approximately $456.3 million for higher education institutions, and an additional $684.4 million over the biennium for mandatory programs such as Medicaid, Comprehensive Services Act, children's health insurance, adoptions and the impact of the new Medicare Part D prescription drug program. Under the compromise budget, a deposit in the amount of $138.3 million was provided for the Revenue Stabilization Fund in fiscal year 2008, representing an estimate of the required deposit attributable to tax collections for fiscal year 2006.


The 2007 Amendments to the 2006 Appropriation Act
-------------------------------------------------


          On December 15, 2006 Governor Kaine presented his proposed amendments to the 2006 Appropriations Act (House Bill 1650) affecting the remainder of the 2006-2008 biennium. The Governor's objectives were developed with the following goals in mind: maintain the Commonwealth's financial stability for the long term; make targeted investments that will enhance Virginia's ability to compete in a global economy; and meet the Commonwealth's ongoing commitment to fund core services.


          Fiscal year 2006 ended with actual collections exceeding the forecast by $147 million or 1.0%. Nonwithholding and corporate income tax, the two most volatile revenue sources, continued to grow at unprecedented rates and contributed to the fiscal year 2006 surplus. The General Assembly, in anticipation of this surplus, included $128 million into the beginning balance for fiscal year 2007.


          The Governor's budget amendments provided additional deposits to the Revenue Stabilization Fund totaling $152.7 million. This amount is comprised of $106.7 million in fiscal year 2007 and an additional $46.1 million in fiscal year 2008 (for a total fiscal year 2008 deposit of $184.3 million). With these deposits, the Fund will remain at its Constitutional maximum of $1.3 billion in fiscal year 2008. The Fund reached its Constitutional maximum for the first time in fiscal year 2006. Excess deposits (estimated at $36.9 million in fiscal year 2007 and $120.4 million in fiscal year 2008) will be transferred back to the General Fund.


          After making the deposit to the Revenue Stabilization Fund, approximately 70% of the proposed new spending was proposed to be dedicated to transportation and higher education. The Governor restricted recurring expenses to targeted priorities that move Virginia forward in meeting health care, education, public safety, environmental and economic development objectives.


          The Virginia General Assembly sent an amended budget to the Governor on February 24, 2007. The budget retained many of the amendments originally introduced. Governor Kaine returned the budget bill requesting 17 amendments, primarily technical in nature. On April 4, 2007 the Budget Bill was enacted as Chapter 847 of the 2007 Acts of Assembly.


The 2008 Appropriation Act
--------------------------


          On December 17, 2007, Governor Kaine presented the 2008 Budget Bill for the 2008-2010 biennium. The 2008 Budget Bill included $36,174.3 million form the General Fund in base spending, and total General Fund resources of $36,197.7 million. Recommendation for new spending totaled $2,213.6 million, including $54.0 million for capital outlay funding. General Fund budget savings of $463.6 million were also recommended.


          Major items in the 2008 Budget Bill recommended to meet the Commonwealth's commitment to fund core services included $890.3 million for estimated state cost of the technical re-benchmarking of the Standards of Quality for elementary and secondary schools and $254.7 million for a proposed salary increase for state and state-supported local employees, teachers and teaching and research facility at higher education institutions.


          While preliminary data show that General Fund revenue collections for fiscal year 2008 exceeded the budgeted forecast, as described above, economic indicators for early fiscal year 2009 revenues reflect a slowing economy. Declining employment levels, slower income growth, lower consumer confidence, and continued downward trends in the housing market have resulted in withholding, sales, and recordation taxes being less than projections. For fiscal year 2008, the revenue shortfalls from these areas were offset by higher than expected corporate income tax collections due to strength in the defense and energy sectors. Economic indicators suggest that the slower growth pattern will continue, which will adversely impact important components of the Commonwealth's revenues.


          The Commonwealth has taken actions to address the reduction in revenues. In mid-July, 2008, the Governor directed state agencies to freeze certain hiring without prior approval at the cabinet level, and to suspend nonessential travel, discretionary equipment purchases and new consulting contracts. The Governor also advised agencies to expect further budget adjustments to reflect any reductions in the General Gund revenue forecast for fiscal years 2009 and 2010. In early September, 2008, the Governor ordered heads of state agencies to prepare three sets of spending plans for the current budget biennium, reflecting spending cuts of 5%, 10% and 15%. Under applicable law, the Governor is authorized to make cuts up to 15% of appropriated line items, subject to certain exceptions, when the General Assembly is not in session. In early October, 2008, the Governor presented his revised revenue forecast, which projected a shortfall in General Fund revenues of $973.6 million for fiscal year 2009 and $1.54 billion for fiscal year 2010. In order to reduce the shortfall for fiscal year 2009, the Governor specified reducing state agency spending by over $323 million, recovering over $40 million in various balances from fiscal year 2008 and capturing savings of over $24 million from his previous spending directives to state agencies. The Governor proposed addressing the remaining shortfall for fiscal year 2009 by financing nearly $250 million in capital outlays through the issuance of bonds and by withdrawing $400 million from the Revenue Stabilization Fund, but these actions will require approval by the General Assembly.


Litigation
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          The Commonwealth, its officials and employees are named as defendants in legal proceedings which occur in the normal course of governmental operations, some involving substantial amounts. It is not possible at the present time to estimate the ultimate outcome or liability, if any, of the Commonwealth with respect to these lawsuits. However, the ultimate liability resulting from these suits is not expected to have a material, adverse effect on the financial condition of the Commonwealth.

Additional Investment Policies
------------------------------

          Except as otherwise noted, the following investment policies apply to all Portfolios of the Funds.

          General. Municipal securities include municipal bonds as well as short-term (i.e., maturing in under one year to as much as three years) municipal notes, demand notes and tax-exempt commercial paper. In the event a Portfolio invests in demand notes, the Adviser will continually monitor the ability of the obligor under such notes to meet its obligations. Typically, municipal bonds are issued to obtain funds used to construct a wide range of public facilities, such as schools, hospitals, housing, mass transportation, airports, highways and bridges. The funds may also be used for general operating expenses, refunding of outstanding obligations and loans to other public institutions and facilities.

          Municipal bonds have two principal classifications: general obligation bonds and revenue or special obligation bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source but not from general tax and other unrestricted revenues of the issuer. The term "issuer" means the agency, authority, instrumentality or other political subdivision whose assets and revenues are available for the payment of principal of and interest on the bonds. Certain types of private activity bonds are also considered municipal bonds if the interest thereon is exempt from federal income tax.

          Private activity bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The payment of the principal and interest on such private activity bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

          Each Portfolio may invest a portion of its assets in municipal securities that pay interest at a coupon rate equal to a base rate plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." Although the specific terms of these municipal securities may differ, the amount of any additional interest payment typically is calculated pursuant to a formula based upon an applicable short-term interest rate index multiplied by a designated factor. The additional interest component of the coupon rate of these municipal securities generally expires before the maturity of the underlying instrument. These municipal securities may also contain provisions that provide for conversion at the option of the issuer to constant interest rates in addition to standard call features.

          A Portfolio may invest in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payments prior to maturity and are issued and traded at a discount from their face amounts. The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do securities having similar maturities and credit quality that do pay periodic interest.

          Each Portfolio may also invest in municipal securities, the interest rate on which has been divided into two different and variable components, which together result in a fixed interest rate. Typically, the first of the components (the "Auction Component") pays an interest rate that is reset periodically through an auction process, whereas the second of the components (the "Residual Component") pays a current residual interest rate based on the difference between the total interest paid by the issuer on the municipal securities and the auction rate paid on the Auction Component. A Portfolio may purchase both Auction and Residual Components.

          Because the interest rate paid to holders of Residual Components is generally determined by subtracting the interest rate paid to the holders of Auction Components from a fixed amount, the interest rate paid to Residual Component holders will decrease the Auction Component's rate increases and increase as the Auction Component's rate decreases. Moreover, the extent of the increases and decreases in market value of Residual Components may be larger than comparable changes in the market value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity.

          Each Portfolio may also invest in (i) asset-backed securities, which are securities issued by special purpose entities whose primary assets consist of, for the purposes of a Portfolio's investment, a pool of municipal securities, or (ii) partnership and grantor trust-type derivative securities, whose ownership allows the purchaser to receive principal and interest payments on underlying municipal securities. The securities may be in the form of a beneficial interest in a special purpose trust, limited partnership interest, or other debt securities issued by a special purpose corporation. Although the securities may have some form of credit or liquidity enhancement, payments on the securities depend predominately upon the municipal securities held by the issuer. There are many types of these securities, including securities in which the tax-exempt interest rate is determined by an index, a swap agreement, or some other formula, for example, the interest rate payable on the security may adjust either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. Other features may include the right of the Portfolio to tender the security prior to its stated maturity. A Portfolio will not purchase an asset-backed or derivatives security unless it has opinion of counsel in connection with the purchase that interest earned by the Portfolio from the securities is exempt from, as applicable, Federal and state income taxes.

          Municipal notes in which a Portfolio may invest include demand notes, which are tax-exempt obligations that have stated maturities in excess of one year, but permit the holder to sell back the security (at par) to the issuer within 1 to 7 days notice. The payment of principal and interest by the issuer of these obligations will ordinarily be guaranteed by letters of credit offered by banks. The interest rate on a demand note may be based upon a known lending rate, such as a bank's prime rate, and may be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals.

          Other short-term obligations constituting municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes and tax-exempt commercial paper.

          Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as ad valorem, income, sales, use and business taxes. Revenue anticipation notes are issued in expectation of receipt of other types of revenues, such as federal revenues available under the Federal Revenue Sharing Programs. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most such cases, the long-term bonds provide the money for the repayment of the notes.

          Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less (however, issuers typically do not issue such obligations with maturities longer than seven days). Such obligations are issued by state and local municipalities to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

          There are, of course, variations in the terms of, and the security underlying, municipal securities, both within a particular rating classification and between such classifications, depending on many factors. The ratings of Moody's, S&P and Fitch represent their opinions of the quality of the municipal securities rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields, while the municipal securities of the same maturity and coupon, but with different ratings, may have the same yield. The Adviser appraises independently the fundamental quality of the securities included in the Portfolios' portfolios.


          Yields on municipal securities are dependent on a variety of factors, including the general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. An increase in interest rates generally will reduce the market value of portfolio investments, and a decline in interest rates generally will increase the value of portfolio investments. Municipal securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. Under normal circumstances the average weighted maturity of the securities in each Portfolio will range between 10 and 30 years. However, no Portfolio has any restrictions on the maturity of municipal securities in which it may invest. Since the Portfolios' objective is to provide high current income, they will emphasize income rather than stability of net asset values ("NAVs"), and the average maturity of the Portfolios will vary depending on anticipated market conditions. The Portfolios will seek to invest in municipal securities of such maturities that, in the judgment of the Adviser, will provide a high level of current income consistent with liquidity requirements and market conditions. The achievement of the Portfolios' respective investment objectives depends in part on the continuing ability of the issuers of municipal securities in which the Portfolios invest to meet their obligations for the payment of principal and interest when due. Municipal securities historically have not been subject to registration with the Commission, although from time to time there have been proposals which would require registration in the future.


          After purchase by a Portfolio, a municipal security may cease to be rated, its rating may be reduced below the minimum required for purchase by such Portfolio or it may default. These events do not require sales of such securities by the Portfolio, but the Adviser will consider such event in its determination of whether the Portfolio should continue to hold the security. To the extent that the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to use such changed ratings in a manner consistent with a Portfolio's quality criteria as described in the Prospectus.

          Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal or the interest on its municipal bonds may be materially affected.

          From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by a Portfolio and the value of the Portfolio would be affected. Additionally, the Portfolios' investment objectives and policies would be reevaluated.

Investment in Other Investment Companies
----------------------------------------

          The Portfolios may invest in the securities of other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. The Portfolios may invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act.

Derivatives
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          A Portfolio may, but is not required to, use derivatives for risk management purposes or as part of their investment practices. Derivatives are financial contracts whose value depend on, or are derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated. A Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.

          The four principal types of derivatives, which include options, futures, forwards and swaps, as well as the methods in which they may be used by a Portfolio are described below. From the four principal types of derivative instruments, virtually any type of derivative transaction can be created.

          Forward Contracts. A forward contract is a customized, privately negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or other tangible asset underlying the forward contract to an agreed upon location at a future date (rather than settled by cash) or will be rolled into a new forward contract. Non-deliverable forwards ("NDFs") specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

          Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Futures contracts are standardized exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method by which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset, but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

          Options. An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call") or sell (a "put") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Investments in options are considered speculative. A Portfolio may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

          Swaps. A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. The notional principal amount is used solely to calculate the payment streams but is not exchanged. Swap transactions also include credit default swaps in which one party pays a periodic fee, typically expressed in basis points on a notional amount, in return for a contingent payment by the counterparty following a credit event in a specific debt obligation or obligations. A credit event is typically a default and the contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of its face amount.

          Risks of Derivatives. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand in considering the proposed amendment of the Portfolios' investment policies.

     o Market Risk. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to a Portfolio's interest.

     o Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Portfolio's investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

     o Credit Risk. This is the risk that a loss may be sustained by a Portfolio as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearinghouse, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearinghouse in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolio considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

     o Liquidity Risk. Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

     o Leverage Risk. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

     o Other Risks. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

Use of Options, Futures, Forwards and Swaps by the Portfolios.
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          --Options on Municipal and U.S. Government Securities. In an effort to increase current income and to reduce fluctuations in NAV, the Portfolios may write covered put and call options and purchase put and call options on municipal securities and U.S. Government securities that are traded on U.S. exchanges. The Portfolios may also enter into options on the yield "spread" or yield differential between two securities. In addition, the Portfolios may write covered straddles. There are no specific limitations on the writing and purchasing of options by the Portfolios.

          A put option gives the purchaser of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in liquid assets in a segregated account with the Funds' custodian. A put option written by a Portfolio is "covered" if the Portfolio maintains liquid assets with a value equal to the exercise price in a segregated account with the Funds' custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

          In contrast to other types of options, options on the yield "spread" or yield differential between two securities are based on the difference between the yields of designated securities. A straddle is a combination of a call and a put written on the same underlying security.

          The Portfolios may write call options for cross-hedging purposes. A call option is for cross-hedging purposes if a Portfolio does not own the underlying security, and is designed to provide a hedge against a decline in value in another security which the Portfolio owns or has the right to acquire. In such circumstances, a Portfolio collateralizes its obligation under the option by maintaining in a segregated account with the Funds' custodian liquid assets in an amount not less than the market value of the underlying security, marked to market daily. A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

          In purchasing a call option, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security increased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security declined by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would be lost by the Portfolio.

          If a put option written by a Portfolio were exercised the Portfolio would be obligated to purchase the underlying security at the exercise price. If a call option written by a Portfolio were exercised, the Portfolio would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the option holder to the Portfolio at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Portfolio at a lower price than its current market value. These risks could be reduced by entering into a closing transaction. The Portfolio retains the premium received from writing a put or call option whether or not the option is exercised.

          The Portfolios may purchase or write options on securities of the types in which they are permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Portfolios will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Portfolios to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so. See "Description of the Portfolios-Description of Additional Investment Practices -- Illiquid Securities" in the Prospectus.

          --Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

          A Portfolio may write (sell) covered call and put options and purchase call and put options on securities indices. If a Portfolio purchases put options on securities indicies to hedge its investments against a decline in the value of portfolio securities, it will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Portfolio's investments does not decline as anticipated, or if the value of the option does not increase, the Portfolio's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Portfolio's security holdings. A call option on a securities index is considered covered if, so long as the Portfolios is obligated as the writer of the call option, the Portfolio holds securities the price changes of which are expected by the Adviser to replicate substantially the movement of the index or indices upon which the options written by the Portfolio are based. A put option on a securities index written by a Portfolio will be considered covered if, so long as it is obligated as the writer of the put option, the Portfolio maintains with its custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option.

          A Portfolio may also purchase put options on securities indices to hedge its investments against a decline in the value of portfolio securities. By purchasing a put option on a securities index, the Portfolio will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of a Portfolio's investments does not decline as anticipated, or if the value of the option does not increase, the Portfolio's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Portfolio's security holdings.

          The purchase of call options on securities indices may be used by a Portfolio to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Portfolio holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Portfolio will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indexes when the Portfolio is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Portfolio owns.

          --Futures Contracts and Options on Futures Contracts. Futures contracts that a Portfolio may buy and sell may include futures contracts on fixed-income or other securities, and contracts based on interest rates or financial indices, including any index of U.S. Government securities. A Portfolio may purchase or sell futures contracts and options thereon to hedge against changes in interest rates or securities (through index futures or options).

          Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio's current or intended investments in fixed-income securities. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the NAV of that Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio's cash reserves could then be used to buy long-term bonds on the cash market.

          Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Portfolio's current or intended investments from broad fluctuations in stock or bond prices. For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio's portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

          The Portfolios have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under that Act.

          Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. exchanges and will be used only for hedging purposes.

          The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in a Portfolio's portfolio. If the futures price at expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Portfolio's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

          A Portfolio may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest rates, a Portfolio could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease were to occur, it may be offset, in whole or part, by a profit on the option. If the anticipated market decline were not to occur, the Portfolios would suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Portfolio will increase prior to acquisition due to a market advance or changes in interest, a Portfolio could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call, but the securities which the Portfolio intends to purchase may be less expensive.

          --Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Portfolio may be either the buyer or the seller in the transaction. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. The value of the reference obligation received by a Portfolio as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio. If the reference obligation received by a Portfolio is a defaulted security, physical delivery of the security will cause a Portfolio to hold a defaulted security. If a Portfolio is a buyer and no credit event occurs, the Portfolio may lose the periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.


          Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

          --Swaps: Interest Rate Transactions. A Portfolio may enter into interest rate swap, cap or floor transactions for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities a Portfolio anticipates purchasing at a later date. The Adviser does not intend to use these transactions in a speculative manner. A Portfolio also may invest in interest rate transaction futures.

          Interest Rate Swaps. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or "notional") amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

          Inflation (CPI) Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index. A Portfolio will enter into inflation swaps on a net basis. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each inflation swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate NAV at least equal to the accrued excess will be segregated by the Porfolio. The values of inflation swap agreements are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of an inflation swap agreement. Additionally, payments received by a Porfolio from inflation swap agreements will result in taxable income, either as ordinary income or capital gains, rather than tax-exempt income, which will increase the amount of taxable distributions received by shareholders.

          Interest Rate Caps and Floors. Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor.

          The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well established and relatively liquid. Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. A Portfolio will enter into interest rate swap, cap or floor transactions only with counterparties who have credit ratings of at least A- (or the equivalent) from any one nationally recognized statistical rating organization ("NRSRO") or counterparties with guarantors with debt securities having such a rating.

General
-------

          The successful use of the foregoing investment practices, all of which are highly specialized investment activities, draws upon the Adviser's special skill and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate movements correctly. Should interest rates move in an unexpected manner, the Portfolios may not achieve the anticipated benefits of futures contracts, options, interest rate transactions or forward commitment contracts, or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of such instruments and movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses.

          A Portfolio's ability to dispose of its position in futures contracts, options, interest rate transactions and forward commitment contracts will depend on the availability of liquid markets in such instruments. Markets for all these vehicles with respect to municipal securities are still developing. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts and options on futures contracts. If, for example, a secondary market did not exist with respect to an option purchased or written by a Portfolio over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Portfolio would have to be exercised in order for the Portfolio to realize any profit and (ii) the Portfolio might not be able to sell portfolio securities covering the option until the option expired or it delivered the underlying security or futures contract upon exercise. No assurance can be given that the Portfolios will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Portfolios' ability to engage in options and futures transactions may be limited by tax considerations.

Structured Instruments
----------------------

          Each Portfolio may invest in structured instruments. The risks of investing in structured instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a structured instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. Dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular structured instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the underlying benchmarks or the prices of underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the structured instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the underlying assets and interest rate movements. In recent years, various underlying benchmarks and prices for underlying assets have been highly volatile, and such volatility may be expected in the future.

          Structured instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, structured instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the structured instrument. Leverage risk occurs when the structured instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the structured instrument, thereby magnifying the risk of loss as well as the potential for gain.

          Structured instruments may also carry liquidity risk since the instruments are often "customized" to meet the needs of a particular investor, and, therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of structured instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between a Portfolio and the issuer of the structured instrument, the creditworthiness of the counterparty or issuer of the structured instrument would be an additional risk factor the Portfolio would have to consider and monitor. Structured instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the Commission, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

When-Issued Securities and Forward Commitments
----------------------------------------------

          Each Portfolio may purchase municipal securities offered on a "when-issued" basis and may purchase or sell municipal securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment by a Portfolio and settlement, no payment is made for the securities purchased by the purchaser, and, thus, no interest accrues to the purchaser from the transaction. The use of when-issued transactions and forward commitments enables a Portfolio to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell municipal securities which it owned on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a municipal security held by the Portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Adviser were to forecast incorrectly the direction of interest rate movements, the Portfolio might be required to complete such when-issued or forward transactions at prices less favorable than the current market value.

          When-issued municipal securities and forward commitments may be sold prior to the settlement date, but a Portfolio enters into when-issued and forward commitment transactions only with the intention of actually receiving or delivering the municipal securities, as the case may be. To facilitate such transactions, the Funds' custodian bank will maintain, in a separate account of the Funds, liquid assets having value equal to, or greater than, any commitments to purchase municipal securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of a Portfolio, the portfolio securities themselves. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. When-issued municipal securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities. Any significant commitment of Portfolio assets to the purchase of securities on a "when-issued" basis may increase the volatility of the Portfolio's NAV. At the time a Portfolio makes the commitment to purchase or sell a municipal security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV.

Preferred Stock
---------------

          Each Portfolio may invest in preferred stock. Preferred stock is an equity security that has features of debt because it generally entitles the holder to periodic payments at a fixed rate of return. Preferred stock is subordinated to any debt the issuer has outstanding but has liquidation preference over common stock. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

Repurchase Agreements and Buy/Sell Back Transactions
----------------------------------------------------


          Each Portfolio may seek additional income by investing in repurchase agreements pertaining only to U.S. Government securities. A repurchase agreement is an agreement by which a Portfolio purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date, normally one day or a few days later. The purchase and repurchase obligations are transacted under one document. The resale price is greater than the purchase price, reflecting an agreed-upon "interest rate", which is effective for the period of time the buyer's money is invested in the security, and which is related to the current market rate of the purchased security rather than its coupon rate. During the term of the repurchase agreement, the Portfolio monitors on a daily basis the market value of the securities subject to the agreement and, if the market value of the securities falls below the resale amount provided under the repurchase agreement, the seller under the repurchase agreement is required to provide additional securities or cash equal to the amount by which the market value of the securities falls below the resale amount. Because a repurchase agreement permits a Portfolio to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit the Portfolio to earn a return on temporarily available cash while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase agreements may exhibit the characteristics of loans by the Portfolios.


          The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller's bankruptcy or otherwise. In such event, a Portfolio would attempt to exercise its rights with respect to the underlying security, including possible sale of the securities. The Portfolios may incur various expenses in connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying securities, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Portfolios' rights. Each Portfolio's Board of Directors has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Portfolios enter into repurchase agreement transactions.


          Each Portfolio may enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on the Portfolios' ability to enter into repurchase agreements. Currently, each Portfolio intends to enter into repurchase agreements only with its custodian and such primary dealers.


          The Portfolios may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Portfolio enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike, a repurchase agreement, however, the buy/sell back transaction, though done simultaneously, is two separate legal agreements. A buy/sell back transaction also differs from a repurchase agreement in that the seller is not required to provide margin payments if the value of the securities falls below the repurchase price because the transaction is two separate transactions. The Portfolio has the risk of changes in the value of the purchased security during the term of the buy/sell agreement although these agreements typically provide for the repricing of the original transaction at a new market price if the value of the security changes by a specific amount.


U.S. Government Securities
--------------------------

          U.S. Government securities may be backed by the full faith and credit of the United States, supported only by the right of the issuer to borrow from the U.S. Treasury or backed only by the credit of the issuing agency itself. These securities include: (i) the following U.S. Treasury securities, which are backed by the full faith and credit of the United States and differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less with no interest paid and hence issued at a discount and repaid at full face value upon maturity), U.S. Treasury notes (maturities of one to ten years with interest payable every six months) and U.S. Treasury bonds (generally maturities of greater than ten years with interest payable every six months); (ii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by the full faith and credit of the U.S. Government, such as securities issued by the Government National Mortgage Association ("GNMA"), the Farmers Home Administration, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Small Business Administration; and (iii) obligations issued or guaranteed by U.S. government agencies and instrumentalities that are not supported by the full faith and credit of the U.S. Government or a right to borrow from the U.S. Treasury, such as securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and governmental collateralized mortgage obligations ("CMOs"). The maturities of the U.S. Government securities listed in paragraphs
(i) and (ii) above usually range from three months to 30 years. Such securities, except GNMA certificates, normally provide for periodic payments of interest in fixed amount with principal payments at maturity or specified call dates.

          U.S. Government securities also include zero coupon securities and principal-only securities and certain stripped mortgage-related securities.

          Inflation-protected securities, or IPS, such as Treasury Inflation-Protected Securities, or TIPS, are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

          Inflation-protected securities tend to react to changes in real interest rates. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

          TIPS, which are issued by the U.S Treasury, use the Consumer Price Index for Urban Consumers, or the CPI, as the inflation measure. The principal of a TIPS increases with inflation and decreases with deflation, as measured by the CPI. When a TIPS matures, the holder is paid the adjusted principal or original principal, whichever is greater. TIPS pay interest twice a year, at a fixed rate, which is determined by auction at the time the TIPS are issued. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation. TIPS are issued in terms of 5, 10, and 20 years.

          Guarantees of securities by the U.S. Government or its agencies or instrumentalities guarantee only the payment of principal and interest on the securities, and do not guarantee the securities' yield or value or the yield or value of the shares of the Portfolio that holds the securities.

          U.S. Government securities are considered among the safest of fixed-income investments. As a result, however, their yields are generally lower than the yields available from other fixed-income securities.

Illiquid Securities
-------------------

          A Portfolio will not invest in illiquid securities if immediately after such investment more than 15% or such other amount permitted by guidance regarding the 1940 Act of the Portfolio's net assets would be invested in such securities. For this purpose, illiquid securities include, among others: (a) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (b) options purchased by the Portfolio over-the-counter options and the cover for options written by the Portfolio over-the-counter, and (c) repurchase agreements not terminable within seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.


          Mutual funds do not typically hold a significant amount of restricted securities (securities that are subject to restrictions on resale to the general public) or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund may also have to take certain steps or wait a certain amount of time in order to remove the transfer restrictions for such restricted securities in order to dispose of them, resulting in additional expense and delay.


          Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by a Portfolio, however, could affect adversely the marketability of such portfolio securities and the Portfolio might be unable to dispose of such securities promptly or at reasonable prices.


          The Adviser, acting under the supervision of the Board of Directors, will monitor the liquidity of restricted securities in each Portfolio's portfolio that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers issuing quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Commission interpretation or position with respect to such type of securities.

Lending of Portfolio Securities
-------------------------------

          A Portfolio may seek to increase income by lending portfolio securities. A principal risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, a Portfolio may be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. A Portfolio may lend portfolio securities to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act.

          Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the Commission, such loans may be made only to member firms of the New York Stock Exchange and will be required to be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury Bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Portfolio will have the right to call a loan and obtain the securities loaned at any time on five days' notice. While securities are on loan, the borrower will pay a Portfolio any income from the securities. A Portfolio may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to a Portfolio's investment risks.

          A Portfolio will not, however, have the right to vote any securities having voting rights during the existence of the loan. The Portfolio will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest, or distributions.

          A Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Future Developments
-------------------

          A Portfolio may take advantage of other investment practices which are not at present contemplated for use by the Portfolio or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

Special Risk Considerations
---------------------------

          The ratings of fixed-income securities by Moody's, S&P and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of differences in credit risk of securities within each rating category. See Appendix A for a description of such ratings.

          Securities rated Baa (including Baa1, Baa2 and Baa3) are considered by Moody's or BBB (including BBB+ and BBB-) by S&P or Fitch to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated below investment grade, i.e., Ba (including Ba1, Ba2 and Ba3) or BB (including BB+ and BB-), ("lower-rated securities") are subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. They are also generally considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities.

          The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities.

          The Adviser will try to reduce the risk of investment in lower-rated securities through credit analysis, attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-quality securities, the Adviser's research and credit analysis are a correspondingly important aspect of its program for managing the Portfolio's securities. In considering investments for the Portfolio, the Adviser will attempt to identify those high-risk, high-yield securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest coverage, financial prospects, and the strength of the issuer.

          Non-rated municipal securities will also be considered for investment by the Portfolio when the Adviser believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and policies.

          In seeking to achieve the Portfolio's objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the NAV of the Portfolio.

Investment Restrictions
-----------------------

          Unless specified to the contrary, the following restrictions are fundamental policies which may not be changed with respect to any Portfolio without the affirmative vote of the holders of a majority of such Portfolio's outstanding voting securities, which means with respect to any such Portfolio
(1) 67% or more or the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares, whichever is less.

          Each of the Portfolios may not:

               (1) concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

               (2) issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;(1)

----------
(1) For the purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security.

               (3) make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies;
          (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

               (4) act as an underwriter of securities, except that a Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended (the "Securities Act");

               (5) purchase or sell commodities regulated by the Commodity Futures Trading Commission under the Commodity Exchange Act or commodities contracts except for futures contracts and options on futures contracts; or

               (6) purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments.(2)

----------
(2) This restriction does not prohibit the Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

          In addition, with respect to the California Portfolio, New York Portfolio, National Portfolio,the National Portfolio II, Arizona Portfolio, Michigan Portfolio, Minnesota Portfolio, Florida Portfolio, New Jersey Portfolio, Ohio Portfolio and Massachusetts Portfolio, each of these Portfolios is diversified (as that term is defined in the 1940 Act). This means that at least 75% of a Portfolio's assets consists of: (i) cash or cash items; (ii) government securities; (iii) securities of other investment companies; and (iv) securities of any one issuer that represent no more than 10% of the outstanding voting securities of the issuer of the securities and not more than 5% of the total assets of a Portfolio.


          In addition, with respect to the Pennsylvania Portfolio and Virginia Portfolio, each of these Portfolios is non-diversified as that term is described in the 1940 Act. This means these Portfolios are not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, the Portfolios intend to limit their investments so as to qualify to be taxed as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which will relieve the Portfolios of any liability for federal income tax to the extent their earnings are distributed to shareholders. See "Dividends, Distributions and Taxes." To so qualify, among other requirements, the Portfolios will limit their investment so that, at the close of each quarter of the taxable year, (i) not more than 25% of the Portfolios' total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of its total assets, not more than 5% of their total assets will be invested in the securities of a single issuer and the Portfolios will not own more than 10% of the outstanding voting securities of a single issuer. The Portfolios' investments in U.S. Government securities are not subject to these limitations.


Non-Fundamental Investment Policy
---------------------------------


          The following is a description of an operating policy that the Portfolios have adopted but that is not fundamental and subject to change without shareholder approval.


          The Portfolios may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the Commission under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Portfolios may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Portfolios may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

--------------------------------------------------------------------------------

                             MANAGEMENT OF THE FUNDS

--------------------------------------------------------------------------------

Adviser
-------

          The Adviser, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Funds under the supervision of the Funds' Boards (see "Management of the Funds" in the Prospectus).


          The Adviser is a leading global investment management firm supervising client accounts with assets as of September 30, 2008, totaling approximately $590 billion. The Adviser provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. The Adviser is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, the Adviser is able to compete for virtually any portfolio assignment in any developed capital market in the world.


          The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. As of September 30, 2008, AllianceBernstein Holding L.P. ("Holding"), a Delaware limited partnership, owned approximately 33.3% of the issued and outstanding units of limited partnership interest in the Adviser ("AllianceBernstein Units"). Units representing assignments of beneficial ownership of limited partnership interests in Holding ("Holding Units") trade publicly on the New York Stock Exchange (the "Exchange") under the ticker symbol "AB". AllianceBernstein Units do not trade publicly and are subject to significant restrictions on transfer. AllianceBernstein Corporation ("AB Corp.") is the general partner of both the Adviser and Holding. AB Corp. owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Adviser. AB Corp. is an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation.


          As of September 30, 2008, AXA, AXA Financial, AXA Equitable Life Insurance Company ("AXA Equitable") and certain subsidiaries of AXA Equitable beneficially owned approximately 62.6% of the issued and outstanding AllianceBernstein Units and approximately 1.6% of the issued and outstanding Holding Units which, including the general partnership interests in the Adviser and Holding, represent an economic interest of approximately 63.0% in the Adviser. As of September 30, 2008, SCB Partners Inc., a wholly-owned subsidiary of SCB Inc., beneficially owned approximately 3.1% of the issued and outstanding AllianceBernstein Units.

          AXA, a French company, is the holding company for an international group of companies and a worldwide leader in financial protection and wealth management. AXA operates primarily in Western Europe, North America and the Asia/Pacific region and, to a lesser extent, in other regions including the Middle East, Africa and South America. AXA has five operating business segments: life and savings, property and casualty insurance, international insurance (including reinsurance), asset management and other financial services. AXA Financial is a wholly-owned subsidiary of AXA. AXA Equitable is an indirect wholly-owned subsidiary of AXA Financial.

          Under the Advisory Agreements, the Adviser furnishes advice and recommendations with respect to the portfolios of securities and investments and provides persons satisfactory to the Boards to act as officers and employees of the Funds. Such officers and employees, as well as certain directors or trustees of the Funds, may be employees of the Adviser or its affiliates.


          The Adviser is, under the Advisory Agreements, responsible for certain expenses incurred by the Funds including, for example, office facilities and certain administrative services, and any expenses incurred in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Funds in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the Commission and with state regulatory authorities).


          The Funds have, under the Advisory Agreements, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Funds by the Adviser, the Funds may employ their own personnel. For such services, they may also utilize personnel employed by the Adviser or its affiliates. In such event, the services will be provided to the Funds at cost and the payments therefore must be specifically approved by the Funds' Boards. The Fund paid to the Adviser a total of $94,932, $93,764, $96,522 and $94,478 in respect of such services during the fiscal year of the Fund ended October 31, 2008 for the National, National II, California and New York Portfolios, respectively, and a total of $90,500, $92,500, $92,500, $92,500, $92,500 $92,500, $92,500, $92,500 and $92,500 in respect of such services during the fiscal year of the Fund II ended September 30, 2008 for the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios, respectively.


          Effective September 7, 2004, the Boards approved an amendment to the Advisory Agreements to reduce the contractual advisory fees to .45 of 1% of the first $2.5 billion, .40 of 1% of the next $2.5 billion and .35 of 1% of the excess over $5 billion of each Portfolio's average daily net assets. Such fees are accrued daily and paid monthly. The Adviser has contractually agreed for the current fiscal year to waive its fee and bear certain expenses so that total operational expenses do not exceed for the Class A, Class B, Class C and Advisor Class shares, .68%, 1.38%, 1.38% and .38%, respectively, for the National Portfolio; .77%, 1.47%, 1.47% and .47%, respectively, for the California Portfolio; and 0.58%, 1.28%, 1.28% and .28%, respectively, for the New York Portfolio and for Class A, Class B and Class C shares 1.04%, 1.74% and 1.74%, respectively, for the National Portfolio II; .78%, 1.48% and 1.48%, respectively, for the Arizona Portfolio; .78%, 1.48% and 1.48%, respectively, for the Florida Portfolio; .82%, 1.52% and 1.52%, respectively, for the Massachusetts Portfolio; 1.01%, 1.71% and 1.71%, respectively, for the Michigan Portfolio; .90%, 1.60% and 1.60%, respectively, for the Minnesota Portfolio; ..87%, 1.57% and 1.57%, respectively, for the New Jersey Portfolio; .85%, 1.55% and 1.55%, respectively, for the Ohio Portfolio; .95%, 1.65% and 1.65%, respectively, for the Pennsylvania Portfolio; and .72%, 1.42% and 1.42%, respectively, for the Virginia Portfolio. Effective January 1, 2009, the Adviser has contractually agreed for the fiscal period to waive its fee and bear certain expenses so that total operational expenses do not exceed for the Class A, Class B, Class C, and Advisor Class Shares .75%, 1.45%, 1.45%, and .45%, respectively, for the National Portfolio, the California Portfolio and the New York Portfolio. These contractual agreements automatically extend each year unless the Adviser provides notice 60 days prior to the Portfolio's fiscal year end.



          For the fiscal year ended October 31, 2006, advisory fees paid to the Adviser with respect to the National, National II, New York, and California Portfolios amounted to $2,008,495, $675,617, $2,140,117 and $3,644,747, respectively. Of such amounts, $1,051,760, $1,929, $1,503,750 and $694,135, respectively, were waived by the Adviser. For the fiscal year ended September 30, 2006, advisory fees paid to the Adviser with respect to the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios amounted to $928,156, $990,955, $622,352, $637,450 $444,056,
$743,921, $811,544, $679,190 and $772,255, respectively. Of such amounts,
$352,127, $323,677, $286,710, $80,500, $184,989, $220,183, $235,427, $81,355 and
$463,470, respectively, were waived by the Adviser.


          For the fiscal year ended October 31, 2007, advisory fees paid to the Adviser with respect to the National, National II, New York and California Portfolios amounted to $2,000,914, $632,200, $2,140,767 and $3,499,807, respectively. Of such amounts, $1,065,173, $30,994, $1,519,404 and $611,823, respectively, were waived by the Adviser. For the fiscal year ended September 30, 2007, advisory fees paid to the Adviser with respect to the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios amounted to $946,359, $905,852, $627,595, $579,801,
$424,487, $707,165, $754,954, $663,997, and $807,340, respectively. Of such amounts, $376,473, $373,994, $332,360, $27,848, $154,733, $254,450, $262,870,
$122,171 and $338,268, respectively, were waived by the Adviser.


          For the fiscal year ended October 31, 2008, advisory fees paid to the Adviser with respect to the National, National II, New York and California Portfolios amounted to $2,243,000, $636,370, $2,172,556 and $3,306,951, respectively. Of such amounts, $1,143,603, $142,674, $1,466,127 and $597,677, respectively, were waived by the Adviser. For the fiscal year ended September 30, 2008, advisory fees paid to the Adviser with respect to the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios amounted to $956,424, $813,645, $657,528, $534,659,
$438,818, $733,013, $732,178, $644,818, and $841,105, respectively. Of such amounts, $328,509, $334,827, $279,719, $59,300, $194,069, $206,318, $248,529,
$119,248 and $450,885, respectively, were waived by the Adviser.


          The Advisory Agreements became effective on July 22, 1992 and May 12, 1993 for the Fund and Fund II, respectively. The Advisory Agreements continue in effect with respect to each Portfolio provided that such continuance is approved at least annually by a majority vote of the holders of the outstanding voting securities of such Portfolio or by a majority vote of the Directors, and in either case, by a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party as defined by the 1940 Act. Most recently, the Boards approved the continuance of the Advisory Agreements for each Portfolio for another annual term at their meetings held on November 4-6, 2008.


          The Advisory Agreements are terminable with respect to a Portfolio without penalty by a vote of a majority of the Portfolio's outstanding voting securities or by a vote of a majority of the Funds' Directors or Trustees on 60 days' written notice, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreements provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.


          The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to the following registered investment companies: AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Corporate Shares, AllianceBernstein Diversified Yield Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Fixed-Income Shares, Inc., AllianceBernstein Focused Growth & Income Fund, Inc., AllianceBernstein Global Bond Fund, Inc., AllianceBernstein Global Real Estate Investment Fund, Inc., AllianceBernstein Global Growth Fund, Inc., AllianceBernstein Global Thematic Growth Fund, Inc., AllianceBernstein Greater China '97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Income Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Growth Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Trust, AllianceBernstein Small/Mid Cap Growth Fund, Inc., AllianceBernstein Utility Income Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc., The AllianceBernstein Pooling Portfolios, The AllianceBernstein Portfolios, Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc., all registered open-end investment companies; and to AllianceBernstein Global High Income Fund, Inc., AllianceBernstein Income Fund, Inc., AllianceBernstein National Municipal Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., and The Spain Fund, Inc., all registered closed-end investment companies.

Additional Information About the Portfolios' Portfolio Managers
---------------------------------------------------------------

          The management of and investment decisions for the Portfolios' portfolios are made by the Municipal Bond Investment Team. The investment professionals(3) with the most significant responsibility for the day-to-day management of the Portfolios' portfolios are: Michael Brooks, Fred S. Cohen, R.
B. (Guy) Davidson III and Terrance T. Hults. For additional information about the portfolio management of each Portfolio, see "Management of the Funds - Portfolio Managers" in the Funds' Prospectus.

----------
(3) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

          Except as set forth below, the aforementioned individuals did not own shares in the Portfolios' securities as of October 31, 2008 and September 30, 2008.


                DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND(4)
                ------------------------------------------------

     Michael G. Brooks                           None
     Fred S. Cohen                               None
     R. B. (Guy) Davidson, III                   None
     Terrance T. Hults                     $10,001-$50,000


----------
(4) The ranges presented above include any vested shares awarded under the Adviser's Partners Compensation Plan (the "Plan").


                DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND II
                ------------------------------------------------

     Michael G. Brooks                           None
     Fred S. Cohen                               None
     R. B. (Guy) Davidson, III                   None
     Terrance T. Hults                           None


          As of October 31, 2008 and September 30, 2008, employees of the Adviser had approximately $444,296,683 and $552,642,414 respectively invested in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.


          The following tables provide information regarding registered investment companies (other than the Portfolio), other pooled investment vehicles and other accounts over which the Portfolios' portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of October 31, 2008 with regard to the National, National II, California and New York Portfolios, and as of September 30, 2008 with regard to the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios.

- California Portfolio

--------------------------------------------------------------------------------

            REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                         Total       Total            Registered    Registered
                         Number of   Assets of        Investment    Investment
                         Registered  Registered       Companies     Companies
                         Investment  Investment       Managed with  Managed with
                         Companies   Companies        Performance-  Performance-
Portfolio Manager        Managed     Managed          based Fees    based Fees
--------------------------------------------------------------------------------

Michael Brooks             25        $12,087,000,000    None          None
--------------------------------------------------------------------------------
Fred S. Cohen              25        $12,087,000,000    None          None
--------------------------------------------------------------------------------
R. B. (Guy) Davidson III   25        $12,087,000,000    None          None
--------------------------------------------------------------------------------
Terrance T. Hults          25        $12,087,000,000    None          None
--------------------------------------------------------------------------------



- National Portfolio II

--------------------------------------------------------------------------------

            REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                         Total       Total            Registered    Registered
                         Number of   Assets of        Investment    Investment
                         Registered  Registered       Companies     Companies
                         Investment  Investment       Managed with  Managed with
                         Companies   Companies        Performance-  Performance-
Portfolio Manager        Managed     Managed          based Fees    based Fees
--------------------------------------------------------------------------------

Michael Brooks            25         $12,259,000,000     None         None
--------------------------------------------------------------------------------
Fred S. Cohen             25         $12,259,000,000     None         None
--------------------------------------------------------------------------------
R. B. (Guy) Davidson III  25         $12,259,000,000     None         None
--------------------------------------------------------------------------------
Terrance T. Hults         25         $12,259,000,000     None         None
--------------------------------------------------------------------------------

- National Portfolio

--------------------------------------------------------------------------------

            REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                         Total       Total            Registered    Registered
                         Number of   Assets of        Investment    Investment
                         Registered  Registered       Companies     Companies
                         Investment  Investment       Managed with  Managed with
                         Companies   Companies        Performance-  Performance-
Portfolio Manager        Managed     Managed          based Fees    based Fees
--------------------------------------------------------------------------------

Michael Brooks            25         $12,278,000,000    None          None
--------------------------------------------------------------------------------
Fred S. Cohen             25         $12,278,000,000    None          None
--------------------------------------------------------------------------------
R. B. (Guy) Davidson III  25         $12,278,000,000    None          None
--------------------------------------------------------------------------------
Terrance T. Hults         25         $12,278,000,000    None          None
--------------------------------------------------------------------------------

- New York Portfolio

--------------------------------------------------------------------------------

            REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                         Total       Total            Registered    Registered
                         Number of   Assets of        Investment    Investment
                         Registered  Registered       Companies     Companies
                         Investment  Investment       Managed with  Managed with
                         Companies   Companies        Performance-  Performance-
Portfolio Manager        Managed     Managed          based Fees    based Fees
--------------------------------------------------------------------------------

Michael Brooks            25         $12,290,000,000    None          None
--------------------------------------------------------------------------------
Fred S. Cohen             25         $12,290,000,000    None          None
--------------------------------------------------------------------------------
R. B. (Guy) Davidson III  25         $12,290,000,000    None          None
--------------------------------------------------------------------------------
Terrance T. Hults         25         $12,290,000,000    None          None
--------------------------------------------------------------------------------

- All Portfolios of Fund

--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------
                                                                    Total
                          Total                      Number of      Assets of
                          Number of   Total          Pooled         Pooled
                          Other       Assets of      Investment     Investment
                          Pooled      Other Pooled   Vehicles       Vehicles
                          Investment  Investment     Managed with   Managed with
                          Vehicles    Vehicles       Performance-   Performance-
Portfolio Manager         Managed     Managed        based Fees     based Fees
--------------------------------------------------------------------------------

Michael Brooks             None         None         None              None
--------------------------------------------------------------------------------
Fred S. Cohen              None         None         None              None
--------------------------------------------------------------------------------
R. B. (Guy) Davidson III   None         None         None              None
--------------------------------------------------------------------------------
Terrance T. Hults          None         None         None              None
--------------------------------------------------------------------------------


- All Portfolios of Fund

--------------------------------------------------------------------------------

                               OTHER ACCOUNTS(5)

--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                          Total                       Other         Other
                          Number of                   Accounts      Accounts
                          Other      Total Assets of  Managed with  with
                          Accounts   Other Accounts   Performance-  Performance-
Portfolio Manager         Managed    Managed          based Fees    based Fees
--------------------------------------------------------------------------------

Michael Brooks            1,729      $13,092,000,000       2        $96,000,000
--------------------------------------------------------------------------------
Fred S. Cohen             1,729      $13,092,000,000       2        $96,000,000
--------------------------------------------------------------------------------
R. B. (Guy) Davidson III  1,729      $13,092,000,000       2        $96,000,000
--------------------------------------------------------------------------------
Terrance T. Hults         1,729      $13,092,000,000       2        $96,000,000
--------------------------------------------------------------------------------

----------
(5) Each investment vehicle or account represented in the chart, for which the investment professionals have portfolio management responsibility, is based upon one of nine model portfolios. Each vehicle or account differs from its respective model portfolio only to a limited extent based on specific client requirements relating to the client's tax considerations, cash flows due to the frequency and amount of investments, and/or client-imposed investment restrictions regarding particular types of industries.

- Arizona Portfolio

--------------------------------------------------------------------------------

            REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                         Total       Total            Registered    Registered
                         Number of   Assets of        Investment    Investment
                         Registered  Registered       Companies     Companies
                         Investment  Investment       Managed with  Managed with
                         Companies   Companies        Performance-  Performance-
Portfolio Manager        Managed     Managed          based Fees    based Fees
--------------------------------------------------------------------------------

Michael Brooks              25       $13,092,000,000     None           None
--------------------------------------------------------------------------------
Fred S. Cohen               25       $13,092,000,000     None           None
--------------------------------------------------------------------------------
R. B. (Guy) Davidson III    25       $13,092,000,000     None           None
--------------------------------------------------------------------------------
Terrance T. Hults           25       $13,092,000,000     None           None
--------------------------------------------------------------------------------


- Florida Portfolio

--------------------------------------------------------------------------------

            REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                         Total       Total            Registered    Registered
                         Number of   Assets of        Investment    Investment
                         Registered  Registered       Companies     Companies
                         Investment  Investment       Managed with  Managed with
                         Companies   Companies        Performance-  Performance-
Portfolio Manager        Managed     Managed          based Fees    based Fees
--------------------------------------------------------------------------------
Michael Brooks              25       $13,143,000,000    None            None
--------------------------------------------------------------------------------
Fred S. Cohen               25       $13,143,000,000    None            None
--------------------------------------------------------------------------------
R. B. (Guy) Davidson III    25       $13,143,000,000    None            None
--------------------------------------------------------------------------------
Terrance T. Hults           25       $13,143,000,000    None            None
--------------------------------------------------------------------------------


- Massachusetts Portfolio

--------------------------------------------------------------------------------

            REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                         Total       Total            Registered    Registered
                         Number of   Assets of        Investment    Investment
                         Registered  Registered       Companies     Companies
                         Investment  Investment       Managed with  Managed with
                         Companies   Companies        Performance-  Performance-
Portfolio Manager        Managed     Managed          based Fees    based Fees
--------------------------------------------------------------------------------
Michael Brooks              25       $13,144,000,000    None            None
--------------------------------------------------------------------------------
Fred S. Cohen               25       $13,144,000,000    None            None
--------------------------------------------------------------------------------
R. B. (Guy) Davidson III    25       $13,144,000,000    None            None
--------------------------------------------------------------------------------
Terrance T. Hults           25       $13,144,000,000    None            None
--------------------------------------------------------------------------------


- Michigan Portfolio

--------------------------------------------------------------------------------

            REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                         Total       Total            Registered    Registered
                         Number of   Assets of        Investment    Investment
                         Registered  Registered       Companies     Companies
                         Investment  Investment       Managed with  Managed with
                         Companies   Companies        Performance-  Performance-
Portfolio Manager        Managed     Managed          based Fees    based Fees
--------------------------------------------------------------------------------
Michael Brooks              25       $13,191,000,000    None            None
--------------------------------------------------------------------------------
Fred S. Cohen               25       $13,191,000,000    None            None
--------------------------------------------------------------------------------
R. B. (Guy) Davidson III    25       $13,191,000,000    None            None
--------------------------------------------------------------------------------
Terrance T. Hults           25       $13,191,000,000    None            None
--------------------------------------------------------------------------------


- Minnesota Portfolio

--------------------------------------------------------------------------------

            REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                         Total       Total            Registered    Registered
                         Number of   Assets of        Investment    Investment
                         Registered  Registered       Companies     Companies
                         Investment  Investment       Managed with  Managed with
                         Companies   Companies        Performance-  Performance-
Portfolio Manager        Managed     Managed          based Fees    based Fees
--------------------------------------------------------------------------------
Michael Brooks              25       $13,209,000,000    None            None
--------------------------------------------------------------------------------
Fred S. Cohen               25       $13,209,000,000    None            None
--------------------------------------------------------------------------------
R. B. (Guy) Davidson III    25       $13,209,000,000    None            None
--------------------------------------------------------------------------------
Terrance T. Hults           25       $13,209,000,000    None            None
--------------------------------------------------------------------------------


- New Jersey Portfolio

--------------------------------------------------------------------------------

            REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                         Total       Total            Registered    Registered
                         Number of   Assets of        Investment    Investment
                         Registered  Registered       Companies     Companies
                         Investment  Investment       Managed with  Managed with
                         Companies   Companies        Performance-  Performance-
Portfolio Manager        Managed     Managed          based Fees    based Fees
--------------------------------------------------------------------------------
Michael Brooks              25       $13,141,000,000    None            None
--------------------------------------------------------------------------------
Fred S. Cohen               25       $13,141,000,000    None            None
--------------------------------------------------------------------------------
R. B. (Guy) Davidson III    25       $13,141,000,000    None            None
--------------------------------------------------------------------------------
Terrance T. Hults           25       $13,141,000,000    None            None
--------------------------------------------------------------------------------


- Ohio Portfolio

--------------------------------------------------------------------------------

            REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                         Total       Total            Registered    Registered
                         Number of   Assets of        Investment    Investment
                         Registered  Registered       Companies     Companies
                         Investment  Investment       Managed with  Managed with
                         Companies   Companies        Performance-  Performance-
Portfolio Manager        Managed     Managed          based Fees    based Fees
--------------------------------------------------------------------------------
Michael Brooks              25       $13,149,000,000    None            None
--------------------------------------------------------------------------------
Fred S. Cohen               25       $13,149,000,000    None            None
--------------------------------------------------------------------------------
R. B. (Guy) Davidson III    25       $13,149,000,000    None            None
--------------------------------------------------------------------------------
Terrance T. Hults           25       $13,149,000,000    None            None
--------------------------------------------------------------------------------


- Pennsylvania Portfolio

--------------------------------------------------------------------------------

            REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                         Total       Total            Registered    Registered
                         Number of   Assets of        Investment    Investment
                         Registered  Registered       Companies     Companies
                         Investment  Investment       Managed with  Managed with
                         Companies   Companies        Performance-  Performance-
Portfolio Manager        Managed     Managed          based Fees    based Fees
--------------------------------------------------------------------------------
Michael Brooks              25       $13,169,000,000    None            None
--------------------------------------------------------------------------------
Fred S. Cohen               25       $13,169,000,000    None            None
--------------------------------------------------------------------------------
R. B. (Guy) Davidson III    25       $13,169,000,000    None            None
--------------------------------------------------------------------------------
Terrance T. Hults           25       $13,169,000,000    None            None
--------------------------------------------------------------------------------


- Virginia Portfolio

--------------------------------------------------------------------------------

            REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                         Total       Total            Registered    Registered
                         Number of   Assets of        Investment    Investment
                         Registered  Registered       Companies     Companies
                         Investment  Investment       Managed with  Managed with
                         Companies   Companies        Performance-  Performance-
Portfolio Manager        Managed     Managed          based Fees    based Fees
--------------------------------------------------------------------------------
Michael Brooks              25       $13,115,000,000    None            None
--------------------------------------------------------------------------------
Fred S. Cohen               25       $13,115,000,000    None            None
--------------------------------------------------------------------------------
R. B. (Guy) Davidson III    25       $13,115,000,000    None            None
--------------------------------------------------------------------------------
Terrance T. Hults           25       $13,115,000,000    None            None
--------------------------------------------------------------------------------


- All Portfolios of Fund II

--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------
                                                                    Total
                          Total                      Number of      Assets of
                          Number of   Total          Pooled         Pooled
                          Other       Assets of      Investment     Investment
                          Pooled      Other Pooled   Vehicles       Vehicles
                          Investment  Investment     Managed with   Managed with
                          Vehicles    Vehicles       Performance-   Performance-
Portfolio Manager         Managed     Managed        based Fees     based Fees
--------------------------------------------------------------------------------
Michael Brooks              None      None              None            None
--------------------------------------------------------------------------------
Fred S. Cohen               None      None              None            None
--------------------------------------------------------------------------------
R. B. (Guy) Davidson III    None      None              None            None
--------------------------------------------------------------------------------
Terrance T. Hults           None      None              None            None
--------------------------------------------------------------------------------


- All Portfolios of Fund II

--------------------------------------------------------------------------------

                               OTHER ACCOUNTS(6)
--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                          Total                       Other         Other
                          Number of                   Accounts      Accounts
                          Other      Total Assets of  Managed with  with
                          Accounts   Other Accounts   Performance-  Performance-
Portfolio Manager         Managed    Managed          based Fees    based Fees
--------------------------------------------------------------------------------
Michael Brooks              $1,722   $13,498,000,000    2           $97,000,000
--------------------------------------------------------------------------------
Fred S. Cohen               $1,722   $13,498,000,000    2           $97,000,000
--------------------------------------------------------------------------------
R. B. (Guy) Davidson III    $1,722   $13,498,000,000    2           $97,000,000
--------------------------------------------------------------------------------
Terrance T. Hults           $1,722   $13,498,000,000    2           $97,000,000
--------------------------------------------------------------------------------

----------
(6) Each investment vehicle or account represented in the chart, for which the investment professionals have portfolio management responsibility, is based upon one of nine model portfolios. Each vehicle or account differs from its respective model portfolio only to a limited extent based on specific client requirements relating to the client's tax considerations, cash flows due to the frequency and amount of investments, and/or client-imposed investment restrictions regarding particular types of industries.

Investment Professional Conflict of Interest Disclosure
-------------------------------------------------------

          As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

          Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase and/or notionally in connection with deferred incentive compensation awards. The Adviser's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

          Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

          Allocating Investment Opportunities. The Adviser has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

          The Adviser's procedures are also designed to prevent potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

          To address these conflicts of interest, the Adviser's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Portfolio Manager Compensation
------------------------------

          The Adviser's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

          (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

          (ii) Discretionary incentive compensation in the form of an annual cash bonus: The Adviser's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, the Adviser considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of the Adviser. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. The Adviser also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Adviser's leadership criteria.

          (iii) Discretionary incentive compensation in the form of awards under the Adviser's Partners Compensation Plan ("deferred awards"): The Adviser's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or the Adviser terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of the Adviser's clients and mutual fund shareholders with respect to the performance of those mutual funds. The Adviser also permits deferred award recipients to allocate up to 50% of their award to investments in the Adviser's publicly traded equity securities.(7)

----------
(7) Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of the Adviser's Master Limited Partnership Units.

          (iv) Contributions under the Adviser's Profit Sharing/401(k) Plan: The contributions are based on the Adviser's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of the Adviser.

Directors and Officers
----------------------

Board of Directors Information
------------------------------

          The business and affairs of each Fund are managed under the direction of the Boards, which are comprised of the same Directors/Trustees ("Directors"). Certain information concerning the Funds' Directors is set forth below.

                                                        PORTFOLIOS IN   OTHER
                             PRINCIPAL                  FUND COMPLEX    DIRECTORSHIPS
NAME, ADDRESS* AND AGE       OCCUPATION(S)              OVERSEEN        HELD BY
(YEAR ELECTED**)             DURING PAST 5 YEARS        BY DIRECTOR     DIRECTOR
----------------             -------------------        -------------   --------
INTERESTED DIRECTOR

Marc O. Mayer,***                                              91       SCB Partners,
1345 Avenue of the Americas  Executive Vice                             Inc. and SCB Inc.
New York, NY 10105           President of the
51                           Adviser since 2000 and
(2003)                       Chief Investment
                             Officer of Blend
                             Solutions since June
                             2008.  Previously,
                             Executive Managing
                             Director of
                             AllianceBernstein
                             Investments, Inc.
                             ("ABI") since 2003;
                             prior thereto, he was
                             head of
                             AllianceBernstein
                             Institutional
                             Investments, a unit of
                             the Adviser, from
                             2001-2003.  Prior to
                             2001, Chief Executive
                             Officer of Sanford C.
                             Bernstein & Co., LLC
                             (institutional research
                             and brokerage arm of
                             Bernstein & Co. LLC
                             ("SCB & Co.")) and its
                             predecessor.
DISINTERESTED DIRECTORS

Chairman of the Board
William H. Foulk, Jr., #,+   Investment Adviser and            93       None
76                           an Independent
(1999)                       Consultant. Previously,
                             he was Senior Manager
                             of Barrett Associates,
                             Inc., a registered
                             investment adviser,
                             with which he had been
                             associated since prior
                             to 2004.  He was
                             formerly Deputy
                             Comptroller and Chief
                             Investment Officer of
                             the State of New York
                             and, prior thereto,
                             Chief Investment
                             Officer of the New York
                             Bank for Savings.

John H. Dobkin, #            Consultant.  Formerly,            91       None
66                           President of Save
(1995)                       Venice, Inc.
                             (preservation
                             organization) from
                             2001-2002, Senior
                             Advisor from June
                             1999-June 2000 and
                             President of Historic
                             Hudson Valley (historic
                             preservation) from
                             December 1989-May
                             1999.  Previously,
                             Director of the
                             National Academy of
                             Design.

Michael J. Downey, #         Private Investor since            91       Asia Pacific
65                           January 2004.                              Fund, Inc., The
(2005)                       Formerly, Managing                         Merger Fund,
                             Partner of Lexington                       and Prospect
                             Capital, LLC                               Acquisition
                             (investment advisory                       Corp.
                             firm) from December                        (financial
                             1997 until December                        services)
                             2003.  From 1987 until
                             1993, Chairman and CEO
                             of Prudential Mutual
                             Fund Management.

D. James Guzy, #             Chairman of the Board             91       Intel
72                           of PLX Technology                          Corporation
(2005)                       (semi-conductors) and                      (semi-conductors)
                             SRC Computers Inc.,                        and Cirrus
                             with which he has been                     Logic
                             associated since prior                     Corporation
                             to 2004.                                   (semi-conductors)

Nancy P. Jacklin, #          Professorial Lecturer             91       None
60                           at the Johns Hopkins
(2006)                       School of Advanced
                             International Studies
                             and Adjunct Professor at
                             Georgetown University
                             Law Center in the
                             2008-2009 academic year.
                             Formerly, U.S. Executive
                             Director of the
                             International Monetary
                             Fund (December 2002-May
                             2006); Partner, Clifford
                             Chance (1992-2002);
                             Sector Counsel,
                             International Banking
                             and Finance, and
                             Associate General
                             Counsel, Citicorp
                             (1985-1992); Assistant
                             General Counsel
                             (International), Federal
                             Reserve Board of
                             Governors (1982-1985);
                             and Attorney Advisor,
                             U.S. Department of the
                             Treasury (1973-1982).
                             Member of the Bar of the
                             District of Columbia and
                             of New York; and member
                             of the Council on
                             Foreign Relations.

Garry L. Moody,****          Formerly, Partner,                90       None
56                           Deloitte & Touche LLP,
(2008)                       Vice-Chairman, and the
                             U.S. and Global Managing
                             Partner, Investment
                             Management Services
                             Group 1995-2008.

Marshall C. Turner, Jr., #   Interim CEO of MEMC               91       Xilinx, Inc.
67                           Electronic Materials,                      (programmable
(2005)                       Inc. (semi-conductor                       logic
                             and solar cell                             semi-conductors)
                             substrates) since                          and MEMC
                             November 2008. He was                      Electronic
                             Chairman and CEO of                        Materials, Inc.
                             Dupont Photomasks, Inc.
                             (components of
                             semi-conductor
                             manufacturing),
                             2003-2005, and President
                             and CEO, 2005-2006,
                             after the company was
                             renamed Toppan
                             Photomasks, Inc.

Earl D. Weiner, #            Of Counsel, and Partner           91       None
69                           prior to January 2007,
(2007)                       of the law firm
                             Sullivan & Cromwell LLP;
                             member of ABA Federal
                             Regulation of Securities
                             Committee Task Force on
                             Fund Director's
                             Guidebook and member of
                             Advisory Board of
                             Sustainable Forestry
                             Management Limited.


----------
*    The address for each of the Funds' Directors is c/o AllianceBernstein L.P.,
     Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.
**   There is no stated term of office for the Funds' Directors.
*** Mr. Mayer is an "interested person," as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.
**** Mr. Moody was elected as a Director of the Funds effective February 1,
     2008.
+    Member of the Fair Value Pricing Committee.
# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.


          Each Fund's Board has four standing committees of the Board -- an Audit Committee, a Governance and Nominating Committee, a Fair Value Pricing Committee and an Independent Directors Committee. The members of the Audit, Governance and Nominating, Fair Value Pricing and Independent Directors Committees are identified above.


          The function of the Audit Committee is to assist the Boards in their oversight of the Funds' financial reporting process. The Audit Committee met twice each during the Funds' most recently completed fiscal years.


          The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Boards. The Governance and Nominating Committee met seven times during the Funds' most recently completed fiscal year.


          The Governance and Nominating Committee has a charter and, pursuant to the charter, the Governance and Nominating Committee will consider candidates for nomination as a director submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of a Portfolio's common stock or shares of beneficial interest for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Funds not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Funds did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Funds begin to print and mail their proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.


          Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of a Portfolio owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Funds (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Funds to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Funds; (v) the class or series and number of all shares of a Portfolio of the Funds owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Funds' record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

          The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

          The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Funds, the candidate's ability to qualify as a disinterested Director or Trustee and such other criteria as the Governance and Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.


          The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Adviser's Valuation Committee relating to a security held by the Funds made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Funds' NAV by more than $0.01 per share. The Fair Value Pricing Committee did not meet during either of the Funds' most recently completed fiscal years.


          The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the disinterested Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee met six times during the Fund's most recently completed fiscal year and seven times during the Fund II's most recently completed fiscal year.


          The dollar range of each Fund's securities owned by each Director or Trustree and the aggregate dollar range of securities in all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "AllianceBernstein Fund Complex") owned by each Director are set forth below.


                     ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

                                                    AGGREGATE DOLLAR
                                                    RANGE OF EQUITY
                             DOLLAR RANGE           SECURITIES IN THE
                             OF EQUITY SECURITIES   ALLIANCEBERNSTEIN
                             IN THE FUND AS OF      FUND COMLPEX AS OF
                             DECEMBER 31, 2008      DECEMBER 31, 2008

Marc O. Mayer                     None              Over $100,000
John H. Dobkin                    None              Over $100,000
Michael J. Downey                 None              Over $100,000
William H. Foulk, Jr.             None              Over $100,000
D. James Guzy                     None              $50,001-$100,000
Nancy P. Jacklin             $10,001-$50,000        Over $100,000
Garry L. Moody*                   None              Over $100,000
Marshall C. Turner, Jr.      $10,001-$50,00         Over $100,000
Earl D. Weiner                    None              Over $100,000


*Mr. Moody is a Director of the Fund effective February 1, 2008.


                       ALLIANCEBERNSTEIN MUNICIPAL FUND II

                                                    AGGREGATE DOLLAR
                                                    RANGE OF EQUITY
                             DOLLAR RANGE           SECURITIES IN THE
                             OF EQUITY SECURITIES   ALLIANCEBERNSTEIN
                             IN THE FUND AS OF      FUND COMLPEX AS OF
                             DECEMBER 31, 2008      DECEMBER 31, 2008

Marc O. Mayer                    None               Over $100,000
John H. Dobkin                   None               Over $100,000
Michael J. Downey                None               Over $100,000
William H. Foulk, Jr.            None               Over $100,000
D. James Guzy                    None               $50,001-$100,000
Nancy P. Jacklin                 None               Over $100,000
Garry L. Moody*                  None               None
Marshall C. Turner, Jr.          None               Over $100,000
Earl D. Weiner                   None               Over $100,000


*Mr. Moody is a Trustee of the Fund effective February 1, 2008.

Officer Information
-------------------

          Certain information concerning each Fund's officers is set forth below.

NAME, ADDRESS*                  POSITION(S)             PRINCIPAL OCCUPATION
AND AGE                         HELD WITH FUND          DURING PAST 5 YEARS
------------------              -----------------       -------------------

Robert M. Keith,**              President and Chief     Executive Vice President of
48                              Executive Officer       the Adviser*** since July
                                                        2008; Director of ABI***
                                                        since 2006 and the head of
                                                        ABI since July 2008. Prior to
                                                        joining ABI in 2006, Executive
                                                        Managing Director of Bernstein
                                                        Global Wealth Management, and
                                                        prior thereto, Senior Managing
                                                        Director and Global Head of
                                                        Client Service and Sales of the
                                                        Adviser's institutional
                                                        investment management business
                                                        since 2004. Prior thereto, he
                                                        was a Managing Director and Head
                                                        of North America Client Service
                                                        and Sales in the Adviser's
                                                        institutional investment
                                                        management business, with which
                                                        he had been associated since
                                                        prior to 2004.

Philip L. Kirstein,             Senior Vice President   Senior Vice President and
63                              and Independent         Independent Compliance
                                Compliance Officer      Officer of the AllianceBernstein
                                                        Funds, with which he has been
                                                        associated since October 2004.
                                                        Prior thereto, he was Of Counsel
                                                        to Kirkpatrick & Lockhart, LLP
                                                        from October 2003 to October
                                                        2004, and General Counsel of
                                                        Merrill Lynch Investment
                                                        Managers, L.P. since prior to
                                                        2004.

Douglas J. Peebles,             Senior Vice President   Executive Vice President of the
43                                                      Adviser,*** with which he has
                                                        been associated since prior to
                                                        2004, Chief Investment Officer
                                                        and Co-Head of Fixed Income.

Robert B. (Guy) Davidson III,   Senior Vice President   Senior Vice President of the
47                                                      Adviser,*** with which he has
                                                        been associated since prior to
                                                        2004.

Michael G. Brooks,              Vice President          Senior Vice President of the
60                                                      Adviser,*** with which he has
                                                        been associated since prior to
                                                        2004.

Fred S. Cohen,                  Vice President          Senior Vice President of the
50                                                      Adviser,*** with which he has
                                                        been associated since prior to
                                                        2004.

Terrance T. Hults,              Vice President          Senior Vice President of the
42                                                      Adviser,*** with which he has
                                                        been associated since prior to
                                                        2004.

Emilie D. Wrapp,                Secretary               Senior Vice President,
53                                                      Assistant General Counsel and
                                                        Assistant Secretary of ABI,***
                                                        with which she has been
                                                        associated since prior to 2004.

Joseph J. Mantineo,             Treasurer and Chief     Senior Vice President of
49                              Financial Officer       ABIS,*** with which he has been
                                                        associated since prior to 2004.

Thomas R. Manley,               Controller              Vice President of the
57                                                      Adviser,*** with which he has
                                                        been associated since prior to
                                                        2004.


----------
* The address for each of the Funds' officers is 1345 Avenue of the Americas, New York, NY 10105.
** Mr. Keith was elected as President and Chief Executive Officer of the Funds as of September 23, 2008.
***  The Adviser, ABI and ABIS are affiliates of the Funds.


          The Funds do not pay any fees, or to reimburse expenses of, their Directors or Trustess who are considered "interested persons" of a Portfolio. The aggregate compensation paid by the Funds to each of the Directors or Trustees during their fiscal years ended October 31, 2008 and September 30, 2008, the aggregate compensation paid to each of the Directors during calendar year 2008 by the AllianceBernstein Fund Complex and the total number of registered investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the registered investment company nor any other fund in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund Complex.


                                   ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND
                                                                                       Total Number
                                                               Total Number of         of Investment
                                                               Investment Companies    Portfolios within
                                                               in the                  the AllianceBernstein
                                          Total Compensation   AllianceBernstein Fund  Fund Complex,
                                          from the             Complex, Including the  Including the Fund,
                          Aggregate       AllianceBernstein    Fund, as to which       as to which
Name of Director          Compensation    Fund Complex,        the Director is a       the Director is a
of the Fund               From the Fund   Including the Fund   Director or Trustee     Director or Trustee
-------------------       -------------   ------------------   -------------------     -------------------
Marc O. Mayer             $0              $0                           33                     92
John H. Dobkin            $4,138          $245,470                     33                     92
Michael J. Downey         $3,980          $243,300                     33                     92
William H. Foulk, Jr.     $7,507          $486,700                     35                     94
D. James Guzy             $3,980          $243,300                     33                     92
Nancy P. Jacklin          $3,980          $244,500                     33                     92
Garry L. Moody*           $3,740          $269,230                     32                     91
Marshall C. Turner, Jr.   $3,980          $243,300                     33                     92
Earl D. Weiner            $4,232          $261,300                     33                     92


----------
*    Mr. Moody was elected as a Director of the Fund effective February 1, 2008.

          As of January 5, 2009, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.


                                       ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II
                                                                                                Total Number
                                                                     Total Number of            of Investment
                                                                     Investment Companies       Portfolios within
                                                                     in the                     the AllianceBernstein
                                             Total Compensation      AllianceBernstein Fund II  Fund Complex,
                                             from the                Complex, Including the     Including the Fund II,
                          Aggregate          AllianceBernstein       Fund, as to which          as to which
Name of Director          Compensation       Fund Complex,           the Director is a          the Director is a
of the Fund II            From the Fund II   Including the Fund II   Director or Trustee        Director or Trustee
-------------------       -----------------  ---------------------   -------------------        -------------------
Marc O. Mayer             $0                 $0                           33                       92
John H. Dobkin            $5,256             $245,470                     33                       92
Michael J. Downey         $5,058             $243,300                     33                       92
William H. Foulk, Jr.     $9,464             $486,700                     35                       94
D. James Guzy             $5,058             $243,300                     33                       92
Nancy P. Jacklin          $5,058             $244,500                     33                       92
Garry L. Moody*           $4,667             $269,230                     32                       91
Marshall C. Turner, Jr.   $5,058             $243,300                     33                       92
Earl D. Weiner            $5,386             $261,300                     33                       92


----------
*    Mr. Moody was elected as a Trustee of the Fund II effective February 1,
     2008.


          As of January 5, 2009, the Trustees and officers of the Fund II as a group owned less than 1% of the shares of the Fund II.

--------------------------------------------------------------------------------

                              EXPENSES OF THE FUNDS

--------------------------------------------------------------------------------

Distribution Services Agreement
-------------------------------

          Each Fund has entered into a Distribution Services Agreement ("Agreement") with ABI, the Funds' principal underwriter, to permit ABI to distribute the Funds' shares and to permit the Funds to pay distribution services fees to defray expenses associated with the distribution of its Class A, Class B and Class C shares in accordance with a plan of distribution which is included in the Agreement and that has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Commission under the 1940 Act (each a "Rule 12b-1 Plan").


          During the Fund's fiscal year ended October 31, 2008, the National, National II, New York and California Portfolios paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $1,241,691, $373,832, $1,109,636,and $1,777,470, respectively, which constituted approximately .30% of each Portfolio's aggregate average daily net assets attributable to Class A shares during the period. The Adviser made payments from its own resources as described above aggregating $1,496,008, $757,006, $1,074,246, and $1,094,164 for the National, National II, New York and California Portfolios, respectively. During the Fund II's fiscal year ended September 30, 2008, the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $474,767, $390,893, $275,765, $200,443, $235,806,
$329,422 $299,716 $287,203 and $394,743 respectively, which constituted approximately .30% of each Portfolio's aggregate average daily net assets attributable to Class A shares during the period. The Adviser made payments from its own resources as described below aggregating $868,972, $685,884, $804,624, $593,316, $715,084 $712,793 $692,600, $548,321 and $701,920 or the Arizona,
Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios, respectively.


          During the Fund's fiscal year ended October 31, 2008, the National, National II, New York and California Portfolios paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $200,377, $46,857, $620,900 and $312,273, respectively, which constituted approximately 1.00% of the aggregate average daily net assets attributable to Class B shares during the period. The Adviser made payments from its own resources as described above aggregating $0, $0, $0 and $0 for the National, National II, New York and California Portfolios, respectively. For the National, National II, New York and California Portfolios, $59,455, $45,108, $231,721 and $182,297, respectively, were used to offset the distribution services fees paid in prior years. During the Fund II's fiscal year ended September 30, 20087, the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $263,943, $185,927, $188,325, $154,884, $48,013,
$201,985, $231,444, $163,137 and $179,220, respectively, which constituted approximately 1.00% of each Portfolio's aggregate average daily net assets attributable to Class B shares during the period. The Adviser made payments from its own resources as described below aggregating $0, $0, $0, $0, $0, $0, $0, $0 and $0 for the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios, respectively. For the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios, $173,845, $89,395, $98,546, $57,170, $26,859, $87,860,
$116,267, $41,404 and $80,617, respectively, were used to offset the distribution services fees paid in prior years.


          During the Fund's fiscal year ended October 31, 2008, the National, National II, New York and California Portfolios paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $643,392, $121,190, $502,586 and $1,109,766, respectively, which constituted approximately 1.00% of each Portfolio's aggregate average daily net assets attributable to Class C shares during the period. The Adviser made payments from its own resources as described above aggregating $138,822, $81,104, $163,538 and $204,216 for the National, National II, New York and California Portfolios, respectively. During the Fund II's fiscal year ended September 30, 20087, the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $278,885, $319,196, $353,633, $365,101, $141,121,
$328,861, $396,564, $312,447 and $374,090, respectively, which constituted approximately 1.00%, of each Portfolio's aggregate average daily net assets attributable to Class C shares during the period. The Adviser made payments from its own resources as described below aggregating $168,724, $103,298, $166,790, $185,201, $80,515, $111,205, $127,305, $200,218 and $204,792 for the Arizona,
Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios, respectively.

          Expenses incurred by each Portfolio and costs allocated to each Portfolio in connection with activities primarily intended to result in the sale of Class A, Class B, and Class C shares, respectively, were as follows for the periods indicated:


National Portfolio
------------------
                              Class A Shares      Class B Shares      Class C Shares
                              (For the Fiscal     (For the Fiscal     (For the Fiscal
                              year ended          year ended          year ended
Category of Expense           October 31, 2008)   October 31, 2008)   October 31, 2008)
-------------------           -----------------   -----------------   -----------------
Advertising/Marketing         $               0   $               0   $               0

Printing and Mailing of
Prospectuses and Semi-
Annual and Annual Reports
to Other than Current
Shareholders                  $           2,962   $             105   $             373

Compensation to
Underwriters                  $         361,304   $           5,756   $          36,069

Compensation to Dealers       $       1,804,476   $         125,948   $         686,598

Compensation to Sales
Personnel                     $         165,886   $           1,826   $          14,609

Interest, Carrying or
Other Financing Charges       $               0   $               0   $               0

Other (includes personnel
costs of those home office
employees involved in the
distribution effort and the
travel-related expenses
incurred by the marketing
personnel conducting
seminars)                     $         403,070   $           7,287   $          44,565

Totals                        $       2,737,698   $         140,922   $         782,214



National Portfolio II
---------------------
                              Class A Shares      Class B Shares      Class C Shares
                              (For the Fiscal     (For the Fiscal     (For the Fiscal
                              year ended          year ended          year ended
Category of Expense           October 31, 2008)   October 31, 2008)   October 31, 2008)
-------------------           -----------------   -----------------   -----------------
Advertising/Marketing         $               0   $               0   $               0

Printing and Mailing of
Prospectuses and Semi-
Annual and Annual Reports
to Other than Current
Shareholders                  $           1,952   $              22   $             161

Compensation to
Underwriters                  $         259,386   $               0   $          23,839

Compensation to Dealers       $         562,503   $               0   $         147,465

Compensation to Sales
Personnel                     $          19,480   $              15   $           2,402

Interest, Carrying or
Other Financing Charges       $               0   $               0   $               0

Other (includes personnel
costs of those home office
employees involved in the
distribution effort and the
travel-related expenses
incurred by the marketing
personnel conducting
seminars)                     $         287,517   $           1,712   $          28,427

Totals                        $       1,130,838   $           1,749   $         202,294



New York Portfolio
------------------
                              Class A Shares      Class B Shares      Class C Shares
                              (For the Fiscal     (For the Fiscal     (For the Fiscal
                              year ended          year ended          year ended
Category of Expense           October 31, 2008)   October 31, 2008)   October 31, 2008)
-------------------           -----------------   -----------------   -----------------
Advertising/Marketing         $               0   $               0   $               0


Printing and Mailing of
Prospectuses and Semi-
Annual and Annual Reports
to Other than Current
Shareholders                  $           2,624   $             435   $             494

Compensation to
Underwriters                  $         323,140   $          28,202   $          48,685

Compensation to Dealers       $       1,439,792   $         323,986   $         550,080

Compensation to Sales
Personnel                     $          52,309   $           6,681   $          12,915

Interest, Carrying or
Other Financing Charges       $               0   $               0   $               0

Other (includes personnel
costs of those home office
employees involved in the
distribution effort and the
travel-related expenses
incurred by the marketing
personnel conducting
seminars)                     $         366,017   $          29,875   $          53,950

Totals                        $       2,183,882   $         389,179   $         666,124



California Portfolio
--------------------
                              Class A Shares      Class B Shares      Class C Shares
                              (For the Fiscal     (For the Fiscal     (For the Fiscal
                              year ended          year ended          year ended
Category of Expense           October 31, 2008)   October 31, 2008)   October 31, 2008)
-------------------           -----------------   -----------------   -----------------
Advertising/Marketing         $               0   $               0   $               0

Printing and Mailing of
Prospectuses and Semi-
Annual and Annual Reports
to Other than Current
Shareholders                  $           3,419   $             147   $             963

Compensation to
Underwriters                  $         411,475   $           9,596   $          65,581

Compensation to Dealers       $       1,907,552   $         109,969   $       1,161,780

Compensation to Sales
Personnel                     $          86,721   $             658   $          11,678

Interest, Carrying or
Other Financing Charges       $               0   $               0   $               0

Other (includes personnel
costs of those home office
employees involved in the
distribution effort and the
travel-related expenses
incurred by the marketing
personnel conducting
seminars)                     $         462,467   $           9,606   $          73,980

Totals                        $       2,871,634   $         129,976   $       1,313,982



Arizona Portfolio
-----------------
                                Class A Shares         Class B Shares       Class C Shares
                                (For the Fiscal       (For the Fiscal       (For the Fiscal
                                  year ended             year ended           year ended
Category of Expense           September 30, 2008)   September 30, 2008)   September 30, 2008)
-------------------           -------------------   -------------------   -------------------
Advertising/Marketing         $                 0   $                 0   $                 0

Printing and Mailing of
Prospectuses and Semi-
Annual and Annual Reports
to Other than Current
Shareholders                  $             1,992   $                89   $               407

Compensation to
Underwriters                  $           289,901   $             7,193   $            47,959

Compensation to Dealers       $           699,299   $            75,548   $           332,891

Compensation to Sales
Personnel                     $            52,643   $               643   $            10,920

Interest, Carrying or
Other Financing Charges       $                 0   $                 0   $                 0

Other (includes personnel
costs of those home office
employees involved in the
distribution effort and the
travel-related expenses
incurred by the marketing
personnel conducting
seminars)                     $           299,904   $             6,625   $            55,429

Totals                        $         1,343,739   $            90,098   $           447,606



Florida Portfolio
-----------------
                                Class A Shares         Class B Shares       Class C Shares
                                (For the Fiscal       (For the Fiscal       (For the Fiscal
                                  year ended             year ended           year ended
Category of Expense           September 30, 2008)   September 30, 2008)   September 30, 2008)
-------------------           -------------------   -------------------   -------------------
Advertising/Marketing         $                 0   $                 0   $                 0

Printing and Mailing of
Prospectuses and Semi-
Annual and Annual Reports
to Other than Current
Shareholders                  $             1,927   $               139   $               346

Compensation to
Underwriters                  $           283,207   $            13,513   $            38,955

Compensation to Dealers       $           481,971   $            67,808   $           339,598

Compensation to Sales
Personnel                     $            16,575   $               618   $               617

Interest, Carrying or
Other Financing Charges       $                 0   $                 0   $                 0

Other (includes personnel
costs of those home office
employees involved in the
distribution effort and the
travel-related expenses
incurred by the marketing
personnel conducting
seminars)                     $           293,097   $            14,454   $            42,978

Totals                        $         1,076,777   $            96,532   $           422,494



Massachusetts Portfolio
-----------------------
                                Class A Shares         Class B Shares       Class C Shares
                                (For the Fiscal       (For the Fiscal       (For the Fiscal
                                  year ended             year ended           year ended
Category of Expense           September 30, 2008)   September 30, 2008)   September 30, 2008)
-------------------           -------------------   -------------------   -------------------
Advertising/Marketing         $                 0   $                 0   $                 0

Printing and Mailing of
Prospectuses and Semi-
Annual and Annual Reports
to Other than Current
Shareholders                  $             1,824   $                85   $               394

Compensation to
Underwriters                  $           269,559   $            17,632   $            44,892

Compensation to Dealers       $           475,511   $            64,092   $           421,213

Compensation to Sales
Personnel                     $            52,865   $               492   $             7,852

Interest, Carrying or
Other Financing Charges       $                 0   $                 0   $                 0

Other (includes personnel
costs of those home office
employees involved in the
distribution effort and the
travel-related expenses
incurred by the marketing
personnel conducting
seminars)                     $           280,630   $             7,477   $            48,072

Totals                        $         1,080,389   $            89,778   $           520,423



Michigan Portfolio
------------------
                                Class A Shares         Class B Shares       Class C Shares
                                (For the Fiscal       (For the Fiscal       (For the Fiscal
                                  year ended             year ended           year ended
Category of Expense           September 30, 2008)   September 30, 2008)   September 30, 2008)
-------------------           -------------------   -------------------   -------------------
Advertising/Marketing         $                 0   $                 0   $                 0

Printing and Mailing of
Prospectuses and Semi-
Annual and Annual Reports
to Other than Current
Shareholders                  $             1,567   $               174   $               451

Compensation to
Underwriters                  $           229,350   $            14,456   $            68,572

Compensation to Dealers       $           315,350   $            66,139   $           404,283

Compensation to Sales
Personnel                     $            10,340   $               951   $             3,667

Interest, Carrying or
Other Financing Charges       $                 0   $                 0   $                 0

Other (includes personnel
costs of those home office
employees involved in the
distribution effort and the
travel-related expenses
incurred by the marketing
personnel conducting
seminars)                     $           237,152   $            15,994   $            73,329

Totals                        $           793,759   $            97,714   $           550,302



Minnesota Portfolio
-------------------
                                Class A Shares         Class B Shares       Class C Shares
                                (For the Fiscal       (For the Fiscal       (For the Fiscal
                                  year ended             year ended           year ended
Category of Expense           September 30, 2008)   September 30, 2008)   September 30, 2008)
-------------------           -------------------   -------------------   -------------------
Advertising/Marketing         $                 0   $                 0   $                 0

Printing and Mailing of
Prospectuses and Semi-
Annual and Annual Reports
to Other than Current
Shareholders                  $             1,912   $                32   $               173

Compensation to
Underwriters                  $           276,103   $             2,465   $            25,561

Compensation to Dealers       $           366,897   $            16,040   $           163,999

Compensation to Sales
Personnel                     $            20,433   $               157   $             1,814

Interest, Carrying or
Other Financing Charges       $                 0   $                 0   $                 0

Other (includes personnel
costs of those home office
employees involved in the
distribution effort and the
travel-related expenses
incurred by the marketing
personnel conducting
seminars)                     $           285,545   $             2,460   $            30,089

Totals                        $           950,890   $            21,154   $           221,636



New Jersey Portfolio
--------------------
                                Class A Shares         Class B Shares       Class C Shares
                                (For the Fiscal       (For the Fiscal       (For the Fiscal
                                  year ended             year ended           year ended
Category of Expense           September 30, 2008)   September 30, 2008)   September 30, 2008)
-------------------           -------------------   -------------------   -------------------
Advertising/Marketing         $                 0   $                 0   $                 0

Printing and Mailing of
Prospectuses and Semi-
Annual and Annual Reports
to Other than Current
Shareholders                  $             1,942   $               156   $               318

Compensation to
Underwriters                  $           271,670   $            13,792   $            41,979

Compensation to Dealers       $           448,111   $            85,265   $           350,413

Compensation to Sales
Personnel                     $            34,913   $             1,654   $             3,535

Interest, Carrying or
Other Financing Charges       $                 0   $                 0   $                 0

Other (includes personnel
costs of those home office
employees involved in the
distribution effort and the
travel-related expenses
incurred by the marketing
personnel conducting
seminars)                     $           285,579   $            13,658   $            43,821

Totals                        $         1,042,215   $           114,525   $           440,066



Ohio Portfolio
--------------
                                Class A Shares         Class B Shares       Class C Shares
                                (For the Fiscal       (For the Fiscal       (For the Fiscal
                                  year ended             year ended           year ended
Category of Expense           September 30, 2008)   September 30, 2008)   September 30, 2008)
-------------------           -------------------   -------------------   -------------------
Advertising/Marketing         $                 0   $                 0   $                 0

Printing and Mailing of
Prospectuses and Semi-
Annual and Annual Reports
to Other than Current
Shareholders                  $             1,911   $               151   $               360

Compensation to
Underwriters                  $           269,561   $            11,994   $            46,476

Compensation to Dealers       $           421,996   $            88,392   $           422,835

Compensation to Sales
Personnel                     $            19,723   $             1,532   $             3,236

Interest, Carrying or
Other Financing Charges       $                 0   $                 0   $                 0

Other (includes personnel
costs of those home office
employees involved in the
distribution effort and the
travel-related expenses
incurred by the marketing
personnel conducting
seminars)                     $           279,125   $            13,108   $            50,962

Totals                        $           992,316   $           115,177   $           523,869



Pennsylvania Portfolio
----------------------
                                Class A Shares         Class B Shares       Class C Shares
                                (For the Fiscal       (For the Fiscal       (For the Fiscal
                                  year ended             year ended           year ended
Category of Expense           September 30, 2008)   September 30, 2008)   September 30, 2008)
-------------------           -------------------   -------------------   -------------------
Advertising/Marketing         $                 0   $                 0   $                 0

Printing and Mailing of
Prospectuses and Semi-
Annual and Annual Reports
to Other than Current
Shareholders                  $             1,641   $               182   $               530

Compensation to
Underwriters                  $           228,419   $            21,405   $            71,408

Compensation to Dealers       $           357,419   $            76,961   $           360,863

Compensation to Sales
Personnel                     $             9,066   $             1,383   $             4,317

Interest, Carrying or
Other Financing Charges       $                 0   $                 0   $                 0

Other (includes personnel
costs of those home office
employees involved in the
distribution effort and the
travel-related expenses
incurred by the marketing
personnel conducting
seminars)                     $           238,474   $            21,802   $            75,547

Totals                        $           835,524   $           121,733   $           512,665



Virginia Portfolio
------------------
                                Class A Shares         Class B Shares       Class C Shares
                                (For the Fiscal       (For the Fiscal       (For the Fiscal
                                  year ended             year ended           year ended
Category of Expense           September 30, 2008)   September 30, 2008)   September 30, 2008)
-------------------           -------------------   -------------------   -------------------
Advertising/Marketing         $                 0   $                 0   $                 0

Printing and Mailing of
Prospectuses and Semi-
Annual and Annual Reports
to Other than Current
Shareholders                  $             1,814   $               104   $               540

Compensation to
Underwriters                  $           252,860   $            12,277   $            70,564

Compensation to Dealers       $           546,527   $            73,770   $           427,279

Compensation to Sales
Personnel                     $            28,068   $               505   $             7,743

Interest, Carrying or
Other Financing Charges       $                 0   $                 0   $                 0

Other (includes personnel
costs of those home office
employees involved in the
distribution effort and the
travel-related expenses
incurred by the marketing
personnel conducting
seminars)                     $           267,394   $            11,947   $            72,756

Totals                        $         1,096,663   $            98,603   $           578,882


          Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Portfolio as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit ABI to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charges ("CDSCs") and distribution services fees on the Class B and Class C shares, are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the Portfolio's shares.

          With respect to Class A shares of the Funds, distribution expenses accrued by ABI in one fiscal year may not be paid from distribution services fees received from the Funds in subsequent fiscal years. ABI's compensation with respect to Class B and Class C shares under the Rule 12b-1 Plan is directly tied to the expenses incurred by ABI. Actual distribution expenses for Class B and Class C shares for any given year, however, will probably exceed the distribution services fee payable under each Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from CDSCs. The excess will be carried forward by ABI and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as each Rule 12b-1 Plan is in effect.


          Unreimbursed distribution expenses incurred as of October 31, 2008, and carried over for reimbursement in future years in respect of the Class B and Class C shares for the Fund were, as of that time, as follows:


            Amount of Unreimbursed Distribution Expenses Carried Over
                   (as a percentage of the Class's net assets)
                   -------------------------------------------

                             Class B                    Class C

National           $3,777,548       18.9%     $5,147,313        8.0%

National II        $3,545,321       75.7%     $2,104,082        17.4%

California         $6,626,217       21.2%     $6,177,645        5.6%

New York           $6,788,906       10.9%     $3,122,906        6.2%


          Unreimbursed distribution expenses incurred as of September 30, 2008, and carried over for reimbursement in future years in respect of the Class B and Class C shares for the Fund II were, as of that time, as follows:


            Amount of Unreimbursed Distribution Expenses Carried Over
                   (as a percentage of the Class's net assets)
                   -------------------------------------------

                             Class B                    Class C

Arizona            $3,553,393       13.5%     $1,617,357        5.8%

Florida            $3,910,567       21.0%     $2,976,702        9.3%

Massachusetts      $3,492,430       18.5%     $3,180,999        9.0%

Michigan           $3,257,372       21.0%     $3,936,820        10.8%

Minnesota          $2,673,051       55.7%     $2,450,145        17.4%

New Jersey         $5,392,401       26.7%     $3,179,769        9.7%

Ohio               $4,446,897       19.2%     $3,436,185        8.7%

Pennsylvania       $3,664,243       22.5%     $3,112,483        10.0%

Virginia           $3,678,824       20.5%     $2,524,957        6.8%

          The Rule 12b-1 Plan is in compliance with rules of the Financial Industry Regulatory Authority (the "FINRA") that effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

          In approving the Rule 12b-1 Plan, the Directors and Trustees determined that there was a reasonable likelihood that the Rule 12b-1 Plan would benefit the Funds and their shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

          The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to ABI; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

          The Agreement continues in effect with respect to each class of a Portfolio so long as such continuance is specifically approved at least annually by the Directors or Trustees of the Funds or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and in either case, by a majority of the Directors or Trustees of the Funds who are not parties to the Agreement or "interested persons," as defined in the 1940 Act, of any such party (other than as Directors or Trustees of the Funds) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently, continuance of the Agreement was approved for an additional annual term by a vote, cast in person, of the Directors, including a majority of the Directors who are not "interested persons" as defined in the 1940 Act, at their meeting held on November 4-6, 2008.


          In the event that the Rule 12b-1 Plan is terminated or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Funds to ABI with respect to that class and (ii) the Funds would not be obligated to pay ABI for any amounts expended under the Agreement not previously recovered by ABI from distribution services fees in respect of shares of such class or through deferred sales charges.

Transfer Agency Agreement
-------------------------

          ABIS, an indirect wholly-owned subsidiary of the Adviser, located principally at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230, receives a transfer agency fee per account holder of the Class A shares, Class B shares, Class C shares, and Advisor Class shares (as applicable) of each Portfolio of the Funds. The transfer agency fee with respect to the Class B shares and Class C shares is higher than the transfer agency fee with respect to the Class A shares and Advisor Class shares. For the fiscal year ended October 31, 2008 and September 30, 2008, the Fund and the Fund II paid ABIS $486,686 and $319,683 respectively under the transfer agency agreement.

          ABIS acts as the transfer agent for the Portfolios. ABIS registers the transfer, issuance and redemption of Portfolio shares and disburses dividends and other distributions to Portfolio shareholders.

          Many Portfolio shares are owned by selected dealers or selected agents, as defined below, financial intermediaries or other financial representatives ("financial intermediaries") for the benefit of their customers. Retirement plans may also hold Portfolio shares in the name of the plan, rather than the participant. In those cases, the Portfolios often do not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries and plan recordkeepers. The Portfolios, ABI and/or the Adviser pay to these financial intermediaries, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-accounting or shareholder servicing in amounts ranging up to $19 per customer fund account per annum. Retirement plans may also hold Portfolio shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Portfolios, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.25% per annum of the average daily assets held through the intermediary. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Portfolios, they are included in your Prospectus in the Portfolio expense tables under "Fees and Expenses of the Portfolios." In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

          Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-accounting or shareholder servicing, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

Code of Ethics and Proxy Voting Policies and Procedures
-------------------------------------------------------

          The Funds, the Adviser and ABI have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Porfolios.


          Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30, 2008 is available (1) without charge, upon request, by calling (800) 227-4618; or on or through the Portfolios' website at www.AllianceBernstein.com; or both; and
(2) on the Commission's website at www.sec.gov.

--------------------------------------------------------------------------------

                               PURCHASE OF SHARES

--------------------------------------------------------------------------------

          The following information supplements that set forth in the Portfolios' Prospectus under the heading "Investing in the Portfolios."


          Effective January 31, 2009, sales of Class B shares of the Portfolios to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolios' Automatic Investment Program for accounts that established the Program prior to January 31, 2009, and (iv) for additional purchases of Class B shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009.

General
-------

          Shares of each Portfolio are offered on a continuous basis at a price equal to their NAV plus an initial sales charge at the time of purchase ("Class A shares"), with a CDSC ("Class B shares"), without any initial sales charge and, as long as the shares are held one year or more, without any CDSC ("Class C shares"), or to investors eligible to purchase Advisor Class shares, without any initial sales charge or CDSC ("Advisor Class shares"), in each case as described below. All of the classes of shares of each Portfolio, except the Advisor Class shares, are subject to Rule 12b-1 asset-based sales charges. Shares of each Portfolio that are offered subject to a sales charge are offered through (i) investment dealers that are members of FINRA and have entered into selected dealer agreements with ABI ("selected dealers"), (ii) depository institutions and other financial intermediaries, or their affiliates, that have entered into selected agent agreements with ABI ("selected agents"), and (iii) ABI.

          Investors may purchase shares of a Portfolio either through financial intermediaries or directly through ABI. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through the financial intermediary. Such financial intermediary may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Funds, including requirements as to classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Funds are not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of selected dealers and agents distributing the Funds' shares may receive differing compensation for selling different classes of shares.


          In order to open your account, each Fund or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If a Fund or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.


          The Funds' Boards have adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Portfolio shareholders. These policies are described below. The Portfolio reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

          Risks Associated With Excessive Or Short-Term Trading Generally. While the Portfolios will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Portfolio's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Portfolio's shares may force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Portfolio may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a Portfolio may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Portfolio performance.

          Significant investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a fund calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price (referred to as "time zone arbitrage"). The risk is generally not applicable to the Portfolios because they do not invest in foreign securities.

          Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). The Portfolios may be adversely affected by price arbitrage.

          Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Portfolios should be made for investment purposes only. The Portfolios seek to prevent patterns of excessive purchases and sales or exchanges of Portfolio shares. The Portfolios will seek to prevent such practices to the extent they are detected by the procedures described below. The Portfolios reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

     o Transaction Surveillance Procedures. The Portfolios, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing transactions in Portfolio shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Portfolio shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Portfolios may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

     o Account Blocking Procedures. If the Portfolios determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Portfolio account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Portfolio shares back to a Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated financial intermediary provides evidence or assurance acceptable to the Portfolio that the account holder did not or will not in the future engage in excessive or short-term trading.

     o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Portfolios, particularly among certain financial intermediaries, including sponsors of retirement plans and variable insurance products. The Portfolios apply their surveillance procedures to these omnibus account arrangements. As required by Commission rules, the Portfolios have entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the Portfolios, upon the request of the Portfolios or their agents, with individual account level information about their transactions. If the Portfolios detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Portfolios to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Portfolio shares. For certain retirement plan accounts, the Portfolios may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Portfolio shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

          Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-Term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in a Portfolio that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value, the shareholder recently paid an initial sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and avoid frequent trading in Portfolio shares.

Limitations on Ability to Detect and Curtail Excessive Trading Practices.
-------------------------------------------------------------------------

          Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Portfolios and their agents to detect excessive or short duration trading in Portfolio shares, there is no guarantee that the Portfolios will be able to identify these shareholders or curtail their trading practices. In particular, the Portfolios may not be able to detect excessive or short-term trading in Portfolio shares attributable to a particular investor who effects purchase and/or exchange activity in Portfolio shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Portfolio shares.

          The Funds reserve the right to suspend the sale of the Portfolios' shares to the public in response to conditions in the securities markets or for other reasons. If the Funds suspend the sale of a Portfolios' shares, shareholders will not be able to acquire those shares, including through an exchange.


          The public offering price of shares of each Portfolio is their NAV, plus, in the case of Class A shares, a sales charge. On each Fund business day on which a purchase or redemption order is received by the Funds and trading in the types of securities in which the Portfolio invests might materially affect the value of Portfolio shares, the NAV is computed as of the next close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

          The respective NAVs of the various classes of shares of each Portfolio are expected to be substantially the same. However, the NAVs of the Class B and Class C shares will generally be slightly lower than the NAVs of the Class A and Advisor Class shares as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.

          The Funds will accept unconditional orders for shares of each Portfolio to be executed at the public offering price equal to their NAV next determined (plus applicable Class A sales charges), as described below. Orders received by ABI prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the NAV computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through financial intermediaries, the applicable public offering price will be the NAV as so determined, but only if the financial intermediary receives the order prior to the close of regular trading on the Exchange. The financial intermediary is responsible for transmitting such orders by a prescribed time to the Funds or their transfer agent. If the financial intermediary fails to do so, the investor will not receive that day's NAV. If the financial intermediary receives the order after the close of regular trading on the Exchange, the price received by the investor will be based on the NAV determined as of the close of regular trading on the Exchange on the next day it is open for trading.

          Following the initial purchase of Portfolio shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Mutual Fund Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders with payment by electronic funds transfer may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before 4:00 p.m., Eastern time, on a Fund business day to receive that day's public offering price. Telephone purchase requests received after 4:00 p.m., Eastern time, are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

          Full and fractional shares are credited to a shareholder's account in the amount of his or her subscription. As a convenience, and to avoid unnecessary expense to a Portfolio, the Portfolio will not issue stock certificates representing shares of the Portfolio. Ownership of a Portfolio's shares will be shown on the books of the Portfolio's transfer agent. Lost certificates will not be replaced with another certificate, but will be shown on the books of a Portfolio's transfer agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates.

          Each class of shares of a Portfolio represents an interest in the same portfolio of investments of the Portfolio, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or CDSC, when applicable) and Class B and Class C shares bear the expense of the CDSC, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than that borne by Class A shares, and Advisor Class shares do not bear such a fee, (iii) Class B and Class C shares bear higher transfer agency costs than those borne by Class A and Advisor Class shares, (iv) Class B and Advisor Class shares are subject to a conversion feature, and will convert to Class A shares under certain circumstances, and (v) each of Class A, Class B and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if each Portfolio submits to a vote of the Class A shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B and Advisor Class shareholders because the Class B and Advisor Class shares convert to Class A shares under certain circumstances, and the Class A, Class B and Advisor Class shareholders will vote separately by class. Each class has different exchange privileges and certain different shareholder service options available.


          The Directors or Trustees of the Funds have determined that currently no conflict of interest exists between or among the classes of shares of each Portfolio. On an ongoing basis, the Directors or Trustees of the Funds, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Purchase Arrangements
---------------------------------

          Classes A, B and C Shares. Class A, Class B and Class C shares have the following alternative purchase arrangements: Class A shares are generally offered with an initial sales charge, Class B shares are generally offered with a CDSC and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for group retirement plans. "Group retirement plans" are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Portfolio. See "Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Acounts" below. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether during the anticipated life of their investment in a Portfolio, the accumulated distribution services fee and CDSC on Class B shares prior to conversion, or the accumulated distribution services fee and CDSC on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, ABI will reject any order (except orders from certain group retirement plans) for more than $100,000 for Class B shares (see "Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts"). Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at NAV. For this reason, ABI will reject any order for more than $1,000,000 for Class C shares.

          Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, most investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

          Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a CDSC for a three-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in NAV or the effect of different performance assumptions.

          Those investors who prefer to have all of their funds invested initially but may not wish to retain Portfolio shares for the three-year period during which Class B shares are subject to a CDSC may find it more advantageous to purchase Class C shares.

          During the Fund's fiscal years ended October 31, 2006, 2007 and 2008 the aggregate amounts of underwriting commission payable with respect to shares of the National Portfolio were $488,631, $535,381 and 1,239,819, respectively; the National Portfolio II were $91,690, $106,406 and 258,257, respectively; the New York Portfolio were $644,671, $683,937 and 967,213, respectively; and the California Portfolio were $451,254, $699,202 and 730,300, respectively; of that amount, ABI received the amounts of $28,657, $27,899 and 41,671, respectively, for the National Portfolio; $5,116, $5,397 and $10,671, respectively, for the National Portfolio II; $42,667, $29,443 and, $43,027 respectively, for the New York Portfolio; and $33,367, $40,665 and $35,856, respectively, for the California Portfolio; representing that portion of the sales charges paid on shares of that Portfolio sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by ABI). During the fiscal years ended in 2006, 2007 and 2008, ABI received in CDSCs with respect to Class A redemptions $5,759, $18,708 and $24,996, respectively, for the National Portfolio; $6,461, $1,246 and $4,872, respectively, for the National Portfolio II; $4,820, $6,127 and $65,171, respectively, for the California Portfolio; and $13,210, $7,815 and $19,304, respectively, for the New York Portfolio. During the fiscal years ended in 2006, 2007 and 2008 ABI received in CDSCs with respect to Class B redemptions $18,316, $9,542 and $8,764, respectively, for the National Portfolio; $12,508, $5,702 and $36,017, respectively, for the National Portfolio II; $28,127, $8,551 and $14,284, respectively, for the California Portfolio; and$90,261, $52,572 and $56,151, respectively, for the New York Portfolio. During the fiscal years ended in 2006, 2007 and 2008, ABI received in CDSCs with respect to Class C redemptions $11,302, $6,665 and $22,700, respectively, for the National Portfolio; $170, $212 and $439, respectively, for the National Portfolio II; $4,302, $11,630 and $7,287, respectively, for the California Portfolio; and $9,903, $5,210 and $13,147, respectively, for the New York Portfolio.


          During the Fund II's fiscal year ended September 30, 2008, the aggregate amount of underwriting commissions payable with respect to shares of the Florida Portfolio were $170,098; the Minnesota Portfolio were $127,586; the New Jersey Portfolio were $188,943; the Ohio Portfolio were $203,971; the Pennsylvania Portfolio were $171,448; the Michigan Portfolio were $117,127; the Massachusetts Portfolio were $341,371; the Virginia Portfolio were $368,432; and the Arizona Portfolio were $522,464. Of that amount, ABI received the amount of $12,741 for the Florida Portfolio; $9,021 for the Minnesota Portfolio; $11,500 for the New Jersey Portfolio; $13,824 for the Ohio Portfolio; $12,441 for the Pennsylvania Portfolio; $9,132 for the Michigan Portfolio; $23,369 for the Massachusetts Portfolio; $27,568 for the Virginia Portfolio; and $31,380 for the Arizona Portfolio representing that portion of the sales charges paid on shares of that Portfolio sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by ABI). During the fiscal year ended September 30, 2008, ABI received in CDSCs with respect to Class A redemptions $0 for the Florida Portfolio; $0 for the Minnesota Portfolio; $0 for the New Jersey Portfolio; $0 for the Ohio Portfolio; $0 for the Pennsylvania Portfolio; $0 for the Michigan Portfolio; $13,974 for the Massachusetts Portfolio; $3,000 for the Virginia Portfolio and $0 for the Arizona Portfolio. During the fiscal year ended September 30, 2008, ABI received in CDSCs with respect to Class B redemptions $3,415 for the Florida Portfolio; $212 for the Minnesota Portfolio; $10,090 for the New Jersey Portfolio; $5,689 for the Ohio Portfolio, $3,961 for the Pennsylvania Portfolio, $5,195 for the Michigan Portfolio, $2,979 for the Massachusetts Portfolio, $7,012 for the Virginia Portfolio and $8,413 for the Arizona Portfolio. During the fiscal year ended September 30, 2008, ABI received in CDSCs with respect to Class C redemptions $2,109 for the Florida Portfolio; $994 for the Minnesota Portfolio; $1,481 for the New Jersey Portfolio; $3,643 for the Ohio Portfolio; $3,582 for the Pennsylvania Portfolio; $2,997 for the Michigan Portfolio; $2,709 for the Massachusetts Portfolio; $8,857 for the Virginia Portfolio and $10,705 for the Arizona Portfolio.


          During the Fund II's fiscal year ended September 30, 2007, the aggregate amount of underwriting commissions payable with respect to shares of the Florida Portfolio were $263,407; the Minnesota Portfolio were $105,210; the New Jersey Portfolio were $361,246; the Ohio Portfolio were $144,292; the Pennsylvania Portfolio were $229,801; the Michigan Portfolio were $159,013; the Massachusetts Portfolio were $228,946; the Virginia Portfolio were $268,164; and the Arizona Portfolio were $430,294. Of that amount, ABI received the amount of $12,546 for the Florida Portfolio; $9,247 for the Minnesota Portfolio; $14,358 for the New Jersey Portfolio; $8,423 for the Ohio Portfolio; $12,040 for the Pennsylvania Portfolio; $10,131 for the Michigan Portfolio; $10,131 for the Massachusetts Portfolio; $16,684 for the Virginia Portfolio; and $21,584 for the Arizona Portfolio representing that portion of the sales charges paid on shares of that Portfolio sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by ABI). During the fiscal year ended September 30, 2007, ABI received in CDSCs with respect to Class A redemptions $4,746 for the Florida Portfolio; $583 for the Minnesota Portfolio; $333 for the New Jersey Portfolio; $6,116 for the Ohio Portfolio; $595 for the Pennsylvania Portfolio; $7,532 for the Michigan Portfolio; $5,216 for the Massachusetts Portfolio; $381 for the Virginia Portfolio and $5,349 for the Arizona Portfolio. During the fiscal year ended September 30, 2007, ABI received in CDSCs with respect to Class B redemptions $9,251 for the Florida Portfolio; $3,068 for the Minnesota Portfolio; $14,110 for the New Jersey Portfolio; $6,987 for the Ohio Portfolio, $8,100 for the Pennsylvania Portfolio, $11,280 for the Michigan Portfolio, $10,795 for the Massachusetts Portfolio, $8,231 for the Virginia Portfolio and $9,548 for the Arizona Portfolio. During the fiscal year ended September 30, 2007, ABI received in CDSCs with respect to Class C redemptions $4,316 for the Florida Portfolio; $2,874 for the Minnesota Portfolio; $1,814 for the New Jersey Portfolio; $1,376 for the Ohio Portfolio; $1,000 for the Pennsylvania Portfolio; $4,078 for the Michigan Portfolio; $8,341 for the Massachusetts Portfolio; $6,465 for the Virginia Portfolio and $2,998 for the Arizona Portfolio.


          During the Fund II's fiscal year ended September 30, 2006, the aggregate amount of underwriting commissions payable with respect to shares of the Florida Portfolio were $364,379; the Minnesota Portfolio were $113,913; the New Jersey Portfolio were $151,096; the Ohio Portfolio were $140,472; the Pennsylvania Portfolio were $149,408; the Michigan Portfolio were $243,541; the Massachusetts Portfolio were $206,893; the Virginia Portfolio were $367,415; and the Arizona Portfolio were $646,576. Of that amount, ABI received the amount of $20,683 for the Florida Portfolio; $8,111 for the Minnesota Portfolio; $10,044 for the New Jersey Portfolio; $12,123 for the Ohio Portfolio; $10,735 for the Pennsylvania Portfolio; $13,670 for the Michigan Portfolio; $12,980 for the Massachusetts Portfolio; $24,168 for the Virginia Portfolio; and $47,909 for the Arizona Portfolio representing that portion of the sales charges paid on shares of that Portfolio sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by ABI). During the fiscal year ended September 30, 2006, ABI received in CDSCs with respect to Class A redemptions $6,093 for the Florida Portfolio; $0 for the Minnesota Portfolio; $0 for the New Jersey Portfolio; $0 for the Ohio Portfolio; $0 for the Pennsylvania Portfolio; $22,133 for the Michigan Portfolio; $3,535 for the Massachusetts Portfolio; $345 for the Virginia Portfolio and $4 for the Arizona Portfolio. During the fiscal year ended September 30, 2006, ABI received in CDSCs with respect to Class B redemptions $21,143 for the Florida Portfolio; $5,912 for the Minnesota Portfolio; $17,546 for the New Jersey Portfolio; $25,508 for the Ohio Portfolio, $8,019 for the Pennsylvania Portfolio, $21,757 for the Michigan Portfolio, $19,626 for the Massachusetts Portfolio, $19,492 for the Virginia Portfolio and $15,341 for the Arizona Portfolio. During the fiscal year ended September 30, 2006, ABI received in CDSCs with respect to Class C redemptions $9,505 for the Florida Portfolio; $4,476 for the Minnesota Portfolio; $1,609 for the New Jersey Portfolio; $3,902 for the Ohio Portfolio; $1,646 for the Pennsylvania Portfolio; $10,167 for the Michigan Portfolio; $5,998 for the Massachusetts Portfolio; $2,927 for the Virginia Portfolio and $15,816 for the Arizona Portfolio.


Class A Shares
--------------

          The public offering price of Class A shares is the NAV plus a sales charge, as set forth below.

                                  Sales Charge
                                  ------------

                                                               Discount or
                                                               Commission to
                                             As % of the       Dealers or Agents
Amount                     As % of Net       Public Offering   of up to % of
of Purchase                Amount Invested   Price             Offering Price
-----------                ---------------   ---------------   --------------

Up to $100,000............      4.44%           4.25%             4.00%
$100,000 up to
   $250,000...............      3.36            3.25              3.00
$250,000 up to
   $500,000...............      2.30            2.25              2.00
$500,000 up to
   1,000,000*.............      1.78            1.75              1.50

----------
*There is no initial sales charge on transactions of $1,000,000 or more.

          All or a portion of the initial sales charge may be paid to your financial representative. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a CDSC of up to 1%. The CDSC on Class A shares will be waived on certain redemptions, as described below under "--Contingent Deferred Sales Charge."

          No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "AllianceBernstein Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AllianceBernstein Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC or (iii) upon the automatic conversion of Class B or Advisor Class shares as described below under "Class B Shares-Conversion Feature" and "Conversion of Advisor Class shares to Class A Shares". Each Portfolio receives the entire NAV of its Class A shares sold to investors. ABI's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. ABI will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, ABI may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with ABI. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

          In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.

          Class A Shares - Sales at NAV. Each Portfolio may sell its Class A shares at NAV (i.e., without any initial sales charge) to certain categories of investors including:

          (i) investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's AllianceBernstein Institutional Investment Management division;

          (ii) officers and present or former Directors or Trustees of the Funds or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Adviser, ABI, ABIS and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse or domestic partner, sibling, direct ancestor or direct descendant (collectively, "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;

         (iii) the Adviser, ABI, ABIS and their affiliates; certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates;

          (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services; and

          (v) certain retirement plan accounts as described under "Alternative Purchase Arrangements-Group Retirement Plans and Tax-Deferred Accounts."


Class B Shares
--------------


          Effective January 1, 2009, sales of Class B shares of the Portfolios to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolios' Automatic Investment Program for accounts that established the Program prior to January 31, 2009, and (iv) for additional purchases of Class B shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009.


          Investors may purchase Class B shares at the public offering price equal to the NAV per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Funds will receive the full amount of the investor's purchase payment.

          Conversion Feature. Six years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative NAVs of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for ABI to have been compensated for distribution expenses incurred in the sale of the shares.

          For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A shares.

          The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending six years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares
--------------

          Investors may purchase Class C shares at the public offering price equal to the NAV per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that each Portfolio will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares. The Class C distribution services fee enables each Portfolio to sell Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Portfolio and incur higher distribution services fees than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

Contingent Deferred Sales Charge
--------------------------------

          Class B shares which are redeemed within three years of purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. Class A share purchases of $1,000,000 or more and Class C shares that are redeemed within one year of purchase will be subject to a CDSC of 1% as are Class A share purchases by certain group retirement plans (see "Alternative Purchase Arrangements - Group Retirement Plans" below). The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

          To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the NAV per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the second year after purchase as set forth below).

          For Class B shares, the amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                                           Contingent Deferred Sales
                                           Charge for the Portfolios
     Year Since Purchase              as a % of Dollar Amount Subject to Charge
     -------------------              -----------------------------------------
     First                                            3.00%
     Second                                           2.00%
     Third                                            1.00%
     Fourth                                           None

          In determining the CDSC applicable to a redemption of Class B and Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because the shares were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AllianceBernstein Mutual Fund originally purchased by the shareholder. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The CDSC period begins with the date of your original purchase, not the date of exchange for other Class B shares or purchase of CollegeBoundfund units.

          Proceeds from the CDSC are paid to ABI and are used by the ABI to defray the expenses of ABI related to providing distribution-related services to a Portfolio in connection with the sale of Portfolio shares, such as the payment of compensation to selected dealers and agents for selling Portfolio shares. The combination of the CDSC and the distribution services fee enables a Portfolio to sell shares without a sales charge being deducted at the time of purchase.


          The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder that has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors or Trustees of the Funds, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs--Systematic Withdrawal Plan" below), (v) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan,
(vi) for Class C shares, sold through programs offered by financial intermediaries and approved by ABI, where such programs offer only shares which are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for a Portfolio or in the case of a group retirement plan, a single account for each plan, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares or (vii) for permitted exchanges of shares.

Advisor Class Shares
--------------------

          Advisor Class shares of the New York, California and National Portfolios may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by ABI, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least $10 million in assets and are purchased directly by the plan without the involvement of a financial intermediary or (iii) by the categories of investors described in clauses (i) through (iv) under "Class A Shares -- Sales at NAV" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares). Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Portfolios in order to be approved by ABI for investment in Advisor Class shares. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Advisor Class shares do not incur any distribution services fees, and will thus have a lower expense ratio and pay correspondingly higher dividends than Class A, Class B or Class C shares.

          If required by a Fund's Multi-Class Plan, all Advisor Class shares held by a shareholder may convert automatically to Class A shares of the Fund if a holder of the shares (i) ceases to participate in a fee-based program or plan or (ii) is otherwise no longer eligible to purchase Advisor class shares. Each Fund will provide the shareholder with at least 30 days' advance notice of such a conversion. The conversion would occur on the basis of the relative NAV of the two classes and without the imposition of any sales load, fee or other charge. Class A shares have a higher expense ratio, may pay lower dividends and may have a lower NAV than Advisor Class shares.


Alternative Purchase Arrangements - Group Retirement Plans and
Tax-Deferred Accounts
--------------------------------------------------------------


          The Funds offer special distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of a Portfolio, including maximum and minimum initial investment requirements that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of a Portfolio. In order to enable participants investing through group retirement plans to purchase shares of a Portfolio, the maximum and minimum investment amounts may be different for shares purchased through group retirement plans from those described herein. In addition, the Class A, Class B and Class C CDSC may be waived for investments made through certain group retirement plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectus and this SAI. The Funds are not responsible for, and have no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

          Class A Shares. Class A shares are available at NAV to all AllianceBernstein sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 or more employees. Effective June 30, 2005, for purposes of determining whether a SIMPLE IRA plan has at least $250,000 in plan assets, all of the SIMPLE IRAs of an employer's employees are aggregated. ABI measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not initially eligible for Class A shares meets the asset level or number of employees required for Class A eligibility, ABI may not initially fill orders with Class A shares if an order is received prior to its monthly measurement of assets and employees. If the plan terminates a Portfolio as an investment option within one year, then all plan purchases of Class A shares will be subject to a 1%, 1-year CDSC on redemption.

          Class A shares are also available at NAV to group retirement plans with plan assets in excess of $1 million. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A shares at NAV) other than the service fee paid pursuant to the Class's Rule 12b-1 Plan.

          Class B Shares. Class B shares may continue to be purchased by group retirement plans that have already selected Class B shares as an investment alternative under their plan prior to September 2, 2003.

          Class C Shares. Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. Class C shares are also available to group retirement plans with plan assets of less than $1 million. If an AllianceBernstein Link, AllianceBernstein Individual 401(k) or AllianceBernstein SIMPLE IRA plan holding Class C shares becomes eligible to purchase Class A shares at NAV, the plan sponsor or other appropriate fiduciary of such plan may request ABI in writing to liquidate the Class C shares and purchase Class A shares with the liquidation proceeds. Any such liquidation and repurchase may not occur before the expiration of the 1-year period that begins on the date of the plan's last purchase of Class C shares.

          Choosing a Class of Shares for Group Retirement Plans. As noted, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of a Portfolio, including maximum and minimum initial investment requirements that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from a Portfolio's share class eligibility criteria before determining whether to invest. For example, each Portfolio makes its Class A shares available at NAV to group retirement plans with plan assets in excess of $1 million. In addition, under certain circumstances described above, the 1%, 1-year CDSC may be waived. As described above, while Class B shares are generally not available to group retirement plans, Class B shares are available for continuing contributions from plans that have already selected Class B shares as an investment option under their plans prior to September 2, 2003. Plan fiduciaries should weigh the fact that Class B shares will convert to Class A shares after a period of time against the fact that Class A shares have lower expenses, and therefore higher returns, than Class B shares, before determining which class to make available to its plan participants.

Sales Charge Reduction Programs
-------------------------------

          The AllianceBernstein Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, a Portfolio must be notified by the shareholder or his or her financial intermediary that they qualify for such a reduction. If the Portfolio is not notified that a shareholder is eligible for these reductions, the Portfolio will be unable to ensure that the reduction is applied to the shareholder's account.

          Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of a Portfolio into a single "purchase." By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares." A "purchase" means a single purchase or concurrent purchases of shares of a Portfolio or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by (i) an individual, his or her spouse or domestic partner or the individual's children under the age of 21 years purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts; (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of a Portfolio or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

          Currently, the AllianceBernstein Mutual Funds include:

AllianceBernstein Balanced Shares, Inc.
AllianceBernstein Blended Style Series, Inc.
   -AllianceBernstein 2000 Retirement Strategy
   -AllianceBernstein 2005 Retirement Strategy
   -AllianceBernstein 2010 Retirement Strategy
   -AllianceBernstein 2015 Retirement Strategy
   -AllianceBernstein 2020 Retirement Strategy
   -AllianceBernstein 2025 Retirement Strategy
   -AllianceBernstein 2030 Retirement Strategy
   -AllianceBernstein 2035 Retirement Strategy
   -AllianceBernstein 2040 Retirement Strategy
   -AllianceBernstein 2045 Retirement Strategy
   -AllianceBernstein 2050 Retirement Strategy
   -AllianceBernstein 2055 Retirement Strategy
   -U.S. Large Cap Portfolio
AllianceBernstein Bond Fund, Inc.
   -AllianceBernstein Intermediate Bond Portfolio
AllianceBernstein Cap Fund, Inc.
   -AllianceBernstein Small Cap Growth Portfolio
AllianceBernstein Diversified Yield Fund, Inc.
AllianceBernstein Exchange Reserves
AllianceBernstein Focused Growth & Income Fund, Inc. AllianceBernstein Global Bond Fund, Inc.
AllianceBernstein Global Real Estate Investment Fund, Inc. AllianceBernstein Global Growth Fund, Inc.
AllianceBernstein Global Thematic Growth Fund, Inc. AllianceBernstein Greater China '97 Fund, Inc.
AllianceBernstein Growth and Income Fund, Inc.
AllianceBernstein High Income Fund, Inc.
AllianceBernstein International Growth Fund, Inc. AllianceBernstein Large Cap Growth Fund, Inc.
AllianceBernstein Municipal Income Fund, Inc.
   -California Portfolio
   -National Portfolio
   -National Portfolio II
   -New York Portfolio
AllianceBernstein Municipal Income Fund II
   -Arizona Portfolio
   -Florida Portfolio
   -Massachusetts Portfolio
   -Michigan Portfolio
   -Minnesota Portfolio
   -New Jersey Portfolio
   -Ohio Portfolio
   -Pennsylvania Portfolio
   -Virginia Portfolio
AllianceBernstein Small/Mid Cap Growth Fund, Inc.
AllianceBernstein Trust
   -AllianceBernstein Global Value Fund
   -AllianceBernstein International Value Fund
   -AllianceBernstein Small/Mid Cap Value Fund
   -AllianceBernstein Value Fund
AllianceBernstein Utility Income Fund, Inc.
The AllianceBernstein Portfolios
   -AllianceBernstein Balanced Wealth Strategy
   -AllianceBernstein Growth Fund
   -AllianceBernstein Tax-Managed Balanced Wealth Strategy -AllianceBernstein Tax-Managed Wealth Appreciation Strategy -AllianceBernstein Tax-Managed Wealth Preservation Strategy -AllianceBernstein Wealth Appreciation Strategy -AllianceBernstein Wealth Preservation Strategy
Sanford C. Bernstein Fund, Inc.
   -AllianceBernstein Intermediate California Municipal Portfolio -AllianceBernstein Intermediate Diversified Municipal Portfolio -AllianceBernstein Intermediate New York Municipal Portfolio -AllianceBernstein International Portfolio
   -AllianceBernstein Short Duration Portfolio
   -AllianceBernstein Tax-Managed International Portfolio

          Prospectuses for the AllianceBernstein Mutual Funds may be obtained without charge by contacting ABIS at the address or the "For Literature" telephone number shown on the front cover of this SAI.

          Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of a Portfolio may be combined with the value of the shareholder's existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares". In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

          (i)  the investor's current purchase;

          (ii) the NAV (at the close of business on the previous day) of (a) all shares of a Portfolio held by the investor and (b) all shares held by the investor of any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the investor, his or her spouse or domestic partner or child under the age of 21 is the participant; and

         (iii) the NAV of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

          For example, if an investor owned shares of an AllianceBernstein Mutual Fund worth $200,000 at their then current NAV and, subsequently, purchased Class A shares of a Portfolio worth an additional $100,000, the initial sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Portfolio, rather than the 3.25% rate.

          Letter of Intent. Class A investors may also obtain the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares" by means of a written Letter of Intent, which expresses the investor's intention to invest at least $100,000 in Class A shares of a Portfolio or any AllianceBernstein Mutual Fund within 13 months. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent. At the investor's option, a Letter of Intent may include purchases of shares of a Portfolio or any other AllianceBernstein Mutual Fund made not more than 90 days prior to the date that the investor signs the Letter of Intent, in which case the 13-month period during which the Letter of Intent is in effect will begin on the date of that earliest purchase. However, sales charges will not be reduced for purchases made prior to the date the Letter of Intent is signed.

          Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AllianceBernstein Mutual Funds under a single Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of a Portfolio, the investor and the investor's spouse or domestic partner each purchase shares of the Portfolio worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Portfolio or any other AllianceBernstein Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

          The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Portfolio shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

          Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of a Portfolio can obtain a form of Letter of Intent by contacting ABIS at the address or telephone numbers shown on the cover of this SAI.

          Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A or Class B shares of a Portfolio may reinvest all or any portion of the proceeds from that redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date, and (ii) for Class B shares, a CDSC has been paid and ABI has approved, at its discretion, the reinstatement of such shares. Shares are sold to a reinvesting shareholder at the NAV next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Portfolio within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Portfolio at the address shown on the cover of this SAI. The reinstatement privilege for Class B shares is not available after January 31, 2009.

          Dividend Reinvestment Program. Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of a Portfolio pursuant to the Portfolio's Dividend Reinvestment Program. No initial sales charge or CDSC will be imposed on shares issued pursuant to the Dividend Reinvestment Program. Shares issued under this program will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend Reinvestment Program should complete the appropriate section of the Mutual Fund Application. Current shareholders should contact ABIS to participate in the Dividend Reinvestment Program.

          In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the account has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder's distributions option will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.

          Dividend Direction Plan. A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct that income dividends and/or capital gains paid by one AllianceBernstein Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of the other AllianceBernstein Mutual Fund(s). Further information can be obtained by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Mutual Fund Application. Current shareholders should contact ABIS to establish a dividend direction plan.

Systematic Withdrawal Plan
--------------------------

          General. Any shareholder who owns or purchases shares of a Portfolio having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 70-1/2 who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. Systematic withdrawal plan participants must elect to have their dividends and distributions from a Portfolio automatically reinvested in additional shares of the Portfolio.

          Shares of a Portfolio owned by a participant in the Portfolio's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class A, Class B and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Portfolio.

          Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to a Portfolio's involuntary redemption provisions. See "Redemption and Repurchase of Shares -- General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

          Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of a Portfolio should complete the appropriate portion of the Mutual Fund Application, while current Portfolio shareholders desiring to do so can obtain an application form by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

          CDSC Waiver for Class A, Class B Shares and Class C Shares. Under the systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class A, Class B or Class C shares in a shareholder's account may be redeemed free of any CDSC.

          Class B shares that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.

          With respect to Class A and Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

Payments to Financial Advisors and Their Firms
----------------------------------------------

          Financial intermediaries market and sell shares of the Portfolios. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Portfolios. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Portfolio may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

          In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

          In the case of Class B shares, ABI may pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

          In the case of Class C shares, ABI may pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

          In the case of Advisor Class shares, your financial intermediary may charge ongoing fees or transactional fees. ABI may pay a portion of "ticket" or other transactional charges.

          Your financial advisor's firm receives compensation from the Portfolio, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

     o    upfront sales commissions;

     o    Rule 12b-1 fees;

     o    additional distribution support;

     o    defrayal of costs for educational seminars and training; and

     o payments related to providing shareholder record-keeping and/or transfer agency services.

          Please read your Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support
----------------------------------------------------------------

          In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," in your Prospectus, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging entertainment and meals.

          For 2009, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $21 million. In 2008, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $21 million for distribution services and educational support related to the AllianceBernstein Mutual Funds.

          A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

          The Portfolios and ABI also make payments for sub-accounting or shareholder servicing to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Expenses of the Funds - Transfer Agency Agreement" above. These expenses paid by the Portfolios are included in "Other Expenses" under "Fees and Expenses of the Portfolios - Annual Portfolio Operating Expenses" in the Prospectus.

          If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

          Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Portfolios, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

          ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

     AIG Advisor Group
     Ameriprise Financial Services
     AXA Advisors
     Bank of America
     Cadaret, Grant & Co.
     CCO Investment Services Corp.
     Chase Investment Services
     Citigroup Global Markets
     Commonwealth Financial Network
     Donegal Securities
     ING Advisors Network
     LPL Financial Corporation
     Merrill Lynch
     Morgan Stanley
     Raymond James
     RBC Capital Markets Corporation
     Robert W. Baird
     UBS AG
     UBS Financial Services
     Wachovia Securities
     Wells Fargo Investments

          Although the Portfolios may use brokers and dealers who sell shares of the Portfolios to effect portfolio transactions, the Portfolios do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

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                       REDEMPTION AND REPURCHASE OF SHARES

--------------------------------------------------------------------------------

          The following information supplements that set forth in your Prospectus under the heading "Investing in the Portfolios." If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Portfolio that are different from those described herein. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. The Funds have authorized one or more brokers to receive on the Portfolios' behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Portfolios' behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Portfolios.

Redemption
----------

          Subject only to the limitations described below, the Funds' Charter or Agreement and Declaration of Trust requires that the Portfolios redeem the shares of each Portfolio tendered to them, as described below, at a redemption price equal to their NAV as next computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC which may be applicable to Class A, Class B or Class C shares, there is no redemption charge. Payment of the redemption price normally will be made within seven days after a Portfolio's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial intermediary.


          The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Portfolios of securities owned by them is not reasonably practicable or as a result of which it is not reasonably practicable for the Funds fairly to determine the value of their net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Funds.


          Payment of the redemption price normally will be made in cash but may be made, at the option of a Portfolio, in kind. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of a Portfolio's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the CDSC, if any. Payment received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in his or her hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.


          To redeem shares of a Portfolio for which no stock certificates have been issued, the registered owner or owners should forward a letter to the Funds containing a request for redemption. The Portfolios may require the signature or signatures on the letter to be Medallion Signature Guaranteed. Please contact ABIS to confirm whether a Medallion Signature Guarantee is needed.


          To redeem shares of a Portfolio represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Portfolios with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Portfolio for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the share certificate or certificates or, where tender is made by mail, separately mailed to the Portfolios. The signature or signatures on the assignment form must be guaranteed in the manner described above.


          Telephone Redemption By Electronic Funds Transfer. Each shareholder is entitled to request redemption by electronic funds transfer (of shares for which no stock certificates have been issued) by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Mutual Fund Application or, if an existing shareholder has not completed this portion, by an "Autosell" application obtained from ABIS (except for certain omnibus accounts). A telephone redemption request by electronic funds transfer may not exceed $100,000 and must be made by 4:00 p.m., Eastern time, on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.


          Telephone Redemption By Check. Each shareholder is eligible to request redemption by check of Portfolio shares for which no stock certificates have been issued by telephone at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day in an amount not exceeding $100,000 per day. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to ABIS, or by checking the appropriate box on the Mutual Fund Application.


          Telephone Redemptions - General. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI. The Portfolios reserve the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Funds, the Portfolios, the Adviser, ABI nor ABIS will be responsible for the authenticity of telephone requests for redemptions that the Portfolios reasonably believes to be genuine. The Portfolios will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Portfolios did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

Repurchase
----------

          A Portfolio may repurchase shares through ABI or financial intermediaries. The repurchase price will be the NAV next determined after ABI receives the request (less the CDSC, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through financial intermediaries before the close of regular trading on the Exchange on any day will be executed at the NAV determined as of such close of regular trading on that day if received by ABI prior to its close of business on that day (normally 5:00 p.m., Eastern time). The financial intermediary is responsible for transmitting the request to ABI by 5:00 p.m., Eastern time (certain financial intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to ABI after 5:00 p.m., Eastern time, and receive that day's NAV). If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and that financial intermediary. A shareholder may offer shares of a Portfolio to ABI either directly or through a financial intermediary. Neither the Funds nor ABI charge a fee or commission in connection with the repurchase of shares (except for the CDSC, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of a Portfolio are offered through a financial intermediary, the repurchase is settled by the shareholder as an ordinary transaction with or through that financial intermediary, who may charge the shareholder for this service. The repurchase of shares of a Portfolio as described above with respect to financial intermediaries is a voluntary service of the Funds and the Funds may suspend or terminate this practice at any time.

General
-------

          A Portfolio reserves the right to close out an account that has remained below $500 for 90 days. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of a Portfolio recently purchased by check, redemption proceeds will not be made available until the Portfolio is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

--------------------------------------------------------------------------------

                              SHAREHOLDER SERVICES

--------------------------------------------------------------------------------

          The following information supplements that set forth in your Prospectus under the heading "Investing in the Portfolios." The shareholder services set forth below are applicable to all classes of shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program or a shareholder in a group retirement program, your fee-based program or retirement program may impose requirements with respect to the purchase, sale or exchange of shares of the Portfolio that are different from those described herein.

Automatic Investment Program
----------------------------

          Investors may purchase shares of a Portfolio through an automatic investment program utilizing electronic funds transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount are used to purchase shares through the financial intermediary designated by the investor at the public offering price next determined after ABI receives the proceeds from the investor's bank. The monthly drafts must be in minimum amounts of either $50 or $200, depending on the investor's initial purchase. If an investor makes an initial purchase of at least $2,500, the minimum monthly amount for pre-authorized drafts is $50. If an investor makes an initial purchase of less than $2,500, the minimum monthly amount for pre-authorized drafts is $200 and the investor must commit to a monthly investment of at least $200 until the investor's account balance is $2,500 or more. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Mutual Fund Application. Current shareholders should contact ABIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program. As of January 31, 2009, the Automatic Investment Program will be available for purchase of Class B shares only if a shareholder was enrolled in the program prior to January 31, 2009.


          Shareholders committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 are able to continue their program despite the $50 monthly minimum.

Exchange Privilege
------------------

          You may exchange your investment in a Portfolio for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) if the other AllianceBernstein Mutual Fund in which you wish to invest offers shares of the same class. In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any AllianceBernstein Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates may, on a tax-free basis, exchange Class A shares of the Funds for Advisor Class shares of the Funds. Exchanges of shares are made at the NAV next determined and without sales or service charges. Exchanges may be made by telephone or written request. In order to receive a day's NAV, ABIS must receive and confirm a telephone exchange request by 4:00 p.m., Eastern time, on that day.

          Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the AllianceBernstein Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

          Please read carefully the prospectus of the AllianceBernstein Mutual Fund into which you are exchanging before submitting the request. Call ABIS at 800-221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of the Funds for Advisor Class shares of the Funds, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted or terminated on 60 days' written notice.

          All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the AllianceBernstein Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the AllianceBernstein Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of AllianceBernstein Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

          Each Portfolio shareholder and the shareholder's financial intermediary are authorized to make telephone requests for exchanges unless ABIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Mutual Fund Application. Such telephone requests cannot be accepted with respect to shares then represented by share certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

          Eligible shareholders desiring to make an exchange should telephone ABIS with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m., Eastern time, on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI.

          A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another AllianceBernstein Mutual Fund.


          None of the AllianceBernstein Mutual Funds, the Adviser, ABI or ABIS will be responsible for the authenticity of telephone requests for exchanges that the Funds reasonably believes to be genuine. The Funds will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Funds did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

          The exchange privilege is available only in states where shares of the AllianceBernstein Mutual Fund being acquired may be legally sold. Each AllianceBernstein Mutual Fund reserves the right, at any time on 60 days' written notice to its shareholders, to modify, restrict or terminate the exchange privilege.

Statements and Reports
----------------------

          Each shareholder of a Portfolio receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Funds' independent registered public accounting firm, Ernst & Young LLP, as well as a monthly cumulative dividend statement and a confirmation of each purchase and redemption. By contacting his or her financial intermediary or ABIS a shareholder can arrange for copies of his or her account statements to be sent to another person.

Shareholder Services Applicable to Class A and Class C Shareholders Only
------------------------------------------------------------------------
Checkwriting
------------

          A new Class A or Class C investor may fill out the Signature Card which is included in the Mutual Fund Application to authorize the Funds to arrange for a checkwriting service through State Street Bank and Trust Company (the "Bank") to draw against Class A or Class C shares of a Portfolio redeemed from the investor's account. Under this service, checks may be made payable to any payee in any amount not less than $500 and not more than 90% of the NAV of the Class A or Class C shares in the investor's account (excluding for this purpose the current month's accumulated dividends and shares for which certificates have been issued). A Class A or Class C shareholder wishing to establish this checkwriting service subsequent to the opening of his or her Portfolio account should contact the Funds by telephone or mail. Corporations, fiduciaries and institutional investors are required to furnish a certified resolution or other evidence of authorization. This checkwriting service will be subject to the Bank's customary rules and regulations governing checking accounts, and the Funds and the Bank each reserve the right to change or suspend the checkwriting service. There is no charge to the shareholder for the initiation and maintenance of this service or for the clearance of any checks.


          When a check is presented to the Bank for payment, the Bank, as the shareholder's agent, causes the Funds to redeem, at the NAV next determined, a sufficient number of full and fractional shares of a Portfolio in the shareholder's account to cover the check. Because the level of net assets in a shareholder's account constantly changes due, among various factors, to market fluctuations, a shareholder should not attempt to close his or her account by use of a check. In this regard, the Bank has the right to return checks (marked "insufficient funds") unpaid to the presenting bank if the amount of the check exceeds 90% of the assets in the account. Canceled (paid) checks are returned to the shareholder. The checkwriting service enables the shareholder to receive the daily dividends declared on the shares to be redeemed until the day that the check is presented to the Bank for payment.

--------------------------------------------------------------------------------

                                 NET ASSET VALUE

--------------------------------------------------------------------------------

          The per share NAV is computed at the next close of regular trading on the Exchange (ordinarily 4:00 p.m., Eastern time) following receipt of a purchase or redemption order by a Portfolio on each Portfolio business day on which such an order is received and on such other days as the Boards deem appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. Each Portfolio's per share NAV is calculated by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Portfolio business day is any weekday on which the Exchange is open for trading.


          In accordance with applicable rules under the 1940 Act and the Funds' pricing policies and procedures adopted by the Boards (the "Pricing Policies"), portfolio securities are valued at current market value or at fair value. The Boards have delegated to the Adviser, subject to the Boards' continuing oversight, certain of their duties with respect to the Pricing Policies.

          With respect to securities for which market quotations are readily available, the market value of a security will be determined as follows:

          (a) securities listed on the Exchange, on other national securities exchanges (other than securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price reflected on the consolidated tape at the close of the exchange or foreign securities exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Boards;

          (b) securities traded on NASDAQ are valued in accordance with the NASDAQ Official Closing Price;

          (c) securities traded on the Exchange or on a foreign securities exchange and on one or more other national or foreign securities exchanges, and securities not traded on the Exchange but traded on one or more other national or foreign securities exchanges, are valued in accordance with paragraph (a) above by reference to the principal exchange on which the securities are traded;

          (d) listed put or call options purchased by a Portfolio are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day;

          (e) open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used;

          (f) securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources;

          (g) U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case it is determined, in accordance with procedures established by the Boards, that this method does not represent fair value);

          (h) fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. For securities where the Adviser has determined that an appropriate pricing service does not exist, such securities may be valued on the basis of a quoted bid price or spread from a major broker-dealer in such security;

          (i) mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker-dealers in such securities when such prices are believed to reflect the fair market value of such securities. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security;

          (j) OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker-dealer in such security;

          (k) credit default swaps may be valued on the basis of a mid price. A broker-dealer will provide a bid and offer spread, where a mean is calculated and thereafter used to calculate a mid price; and

          (l) all other securities will be valued in accordance with readily available market quotations as determined in accordance with procedures established by the Boards.


          The Portfolios value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available (including restricted securities) or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Boards. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. A Portfolio may determine fair value based on factors such as, but not limited to, information obtained by contacting the issuer or analysts or by analysis of the issuer's financial statements. The Portfolios may value these securities using fair value prices based on independent pricing services. The prices of securities used by the Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.


          Subject to the Boards' oversight, the Boards have delegated responsibility for valuing each Portfolio's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Boards, to value the Portfolio's assets on behalf of the Portfolio. The Valuation Committee values Portfolio assets as described above.

          A Portfolio may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets, or
(3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

          For purposes of determining a Portfolio's NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Boards.


          The assets attributable to the Class A shares, Class B shares, Class C shares and Advisor Class shares will be invested together in a single portfolio. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of plans adopted by the Funds in accordance with Rule 18f-3 under the 1940 Act.

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                       DIVIDENDS, DISTRIBUTIONS AND TAXES

--------------------------------------------------------------------------------

General
-------

          Each Portfolio of each Fund intends for each taxable year to qualify to be taxed as a "regulated investment company" under the Code. Such qualification relieves a Portfolio of federal income tax liability on the part of its net investment company taxable income and net realized capital gains which it timely distributes to its shareholders. Such qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements each Portfolio must meet to qualify for such treatment.


          Until the Directors or Trustees otherwise determine, each income dividend and capital gains distribution, if any, declared by a Fund on the outstanding shares of a Portfolio will, at the election of each shareholder of the Portfolio, be paid in cash or reinvested in additional full and fractional shares of the Portfolio. An election to receive dividends and distributions in cash or shares is made at the time the shares are initially purchased and may be changed by written notification to the Funds at least 30 days prior to the record date for a particular dividend or distribution. Cash dividends can be paid by check or, if the shareholder so elects, electronically via the ACH network. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions.


          Capital gains realized by a Portfolio during the Portfolio's taxable year will be distributed; however the Portfolio may retain any long-term capital gains realized by the Portfolio if this is determined by the Directors or Trustees to be in the best interests of the Portfolio. Dividends paid by a Portfolio, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fees applicable to Class B and Class C shares, and any incremental transfer agency costs relating to Class B shares, will be borne exclusively by the class to which they relate.


          The information set forth in the Prospectus and the following discussion relates generally to federal income taxes on dividends and distributions by each Portfolio of the Funds and assumes that each Portfolio of the Funds qualifies to be taxed as a regulated investment company. Investors should consult their own tax counsel with respect to the specific tax consequences of their being shareholders of a Portfolio, including the effect and applicability of federal, state, and local tax laws to their own particular situation and the possible effects of changes therein.

          Each Portfolio intends to declare and distribute dividends in the amounts and at the times necessary to avoid the application of the 4% federal excise tax imposed on certain undistributed income of regulated investment companies. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December but actually paid during the following January will be treated as having been distributed by the Portfolio, and will be taxable to these shareholders, for the year declared, and not for the subsequent calendar year in which the shareholders actually receive the dividend.

          For shareholders' federal income tax purposes, distributions to shareholders out of tax-exempt interest income earned by each Portfolio are not subject to federal income tax if, at the close of each quarter of such Portfolio's taxable year, at least 50% of the value of such Portfolio's total assets consists of tax-exempt obligations. Each Portfolio intends to meet this requirement. Insurance proceeds received by a Portfolio under any insurance policies in respect of scheduled interest payments on defaulted municipal securities, as described herein, will be excludable from gross income in the same manner as interest payments from the insured municipal securities, and consequently such insurance proceeds may be included in exempt-interest dividends which are designated and paid by the Funds.


          Substantially all of the dividends paid by the Funds are anticipated to be exempt from federal income taxes. See, however, "Investment Policies and Restrictions--Alternative Minimum Tax" above. Shortly after the close of each calendar year, a notice is sent to each shareholder advising him of the total dividends paid into his account for the year and the portion of such total that is exempt from federal income taxes. This portion is determined by the ratio of the tax-exempt income to total income for the entire year and, thus, is an annual average rather than a day-by-day determination for each shareholder.

          Distributions out of taxable interest income, other investment income, and short-term capital gains are taxable to shareholders as ordinary income. Since each Portfolio's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends-received deduction available to corporations. Furthermore, since each Portfolio's investment income is derived from interest rather than dividends, it is expected that for non-corporate shareholders no portion of such distributions will be treated as "qualified dividend income" taxable at a maximum rate of 15% (5% for non-corporate shareholders in lower tax brackets). Long-term capital gains, if any, distributed by a Portfolio to a shareholder are taxable to the shareholder as long-term capital gain, irrespective such shareholder's holding period in his or her shares.

          If a Portfolio's distributions exceed its income and capital gains realized in any year and the Portfolio has current and accumulated earnings and profits for federal income tax purposes, then all or a portion of those distributions may be treated as ordinary income to shareholders for federal income tax purposes.

          Any distributions and redemption proceeds payable to a shareholder may be subject to "backup withholding" tax (currently at a rate of 28%) if such shareholder fails to provide the Funds with his or her correct taxpayer identification number, fails to make certain required certifications, or is notified by the Internal Revenue Service (the "IRS") that he or she is subject to backup withholding. Certain categories of shareholders, including all corporations, are exempt from such backup withholding. Backup withholding is not an additional tax; rather, a shareholder generally may obtain a refund of any amounts withheld under backup withholding rules that exceed such shareholder's income tax liability by filing a refund claim with the IRS, provided that the required information is furnished to the IRS.

          If a shareholder holds shares for six months or less and during that time receives a distribution of long-term capital gains, any loss realized on the sale of the shares during such six-month period would be a long-term capital loss to the extent of such distribution. If a shareholder holds shares for six months or less and during that time receives a distribution of tax-exempt interest income, any loss realized on the sale of the shares would be disallowed to the extent of the distribution.

United States Federal Income Taxation of the Portfolios
-------------------------------------------------------

          The following discussion relates to certain significant United States federal income tax consequences to the Portfolios with respect to the determination of their "investment company taxable income" each year. This discussion assumes that each Portfolio will be taxed as a regulated investment company for each of its taxable years.

          Options and Futures Contracts. Certain listed options and regulated futures contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by a Portfolio at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by a Portfolio on section 1256 contracts will generally be considered 60% long-term and 40% short-term capital gain or loss. A Portfolio can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

          With respect to over-the-counter options, gain or loss realized by a Portfolio upon the lapse or sale of such options held by the Portfolio will be either long-term or short-term capital gain or loss depending upon the Portfolio's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by a Portfolio will be treated as short-term capital gain or loss. In general, if a Portfolio exercises an option, or an option that the Portfolio has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

          Tax Straddles. Any option, futures contract, interest rate swap, cap or floor, or other position entered into or held by a Portfolio in conjunction with any other position held by such Portfolio may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of a Portfolio's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that such Portfolio has unrealized gains with respect to the other position in such straddle; (ii) such Portfolio's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to a Portfolio which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by a Portfolio all of the offsetting positions of which consist of section 1256 contracts.

          Zero Coupon Municipal Securities. Under current federal income tax law, a Portfolio will include in its net investment income as interest each year, in addition to stated interest received on obligations held by the Portfolio, tax-exempt interest income attributable to the Portfolio from holding zero coupon municipal securities. Current federal income tax law requires that a holder (such as a Portfolio) of a zero coupon municipal security accrue as income each year a portion of the original issue discount (i.e., the amount equal to the excess of the stated redemption price of the security at maturity over its issue price) attributable to such obligation even though the Portfolio does not receive interest payments in cash on the security during the year which reflect the accrued discount. As a result of the above rules, in order to make the distributions necessary for a Portfolio not to be subject to federal income or excise taxes, a Portfolio may be required to pay out as an income distribution each year an amount greater than the total amount of cash which the Portfolio has actually received as interest during the year. Such distributions will be made from the cash assets of the Portfolio, from borrowings or by liquidation of portfolio securities, if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. A Portfolio may realize a gain or loss from such sales. In the event a Portfolio realizes capital gains from such sales, its shareholders may receive larger distributions than they would receive in the absence of such sales.

State Taxation of the Portfolios
--------------------------------

          California Portfolio. It is anticipated that substantially all of the dividends paid by the California Portfolio will be exempt from California personal income tax. Dividends will be exempt from this tax to the extent derived from interest income from municipal securities issued by the State of California or its political subdivisions. Distributions of capital gains will be subject to California personal income tax. Distributions paid to corporate shareholders will be subject to the California corporate franchise tax but exempt from the California corporate income tax.

          New York Portfolio. It is anticipated that substantially all of the dividends paid by the New York Portfolio will be exempt from New York State and New York City personal and fiduciary income taxes. Dividends will be so exempt to the extent that they are exempt from regular federal income tax and attributable to interest from New York municipal securities.

          Distributions of capital gains will be subject to New York State and New York City personal and fiduciary income taxes. Interest on indebtedness incurred to buy or carry shares of the New York Portfolio generally will not be deductible for New York income tax purposes. Distributions paid to corporate shareholders will be included in New York entire net income for purposes of the franchise tax. The value of shares of the Portfolios will be included in computing investment capital or business capital (but not both) for purposes of the franchise tax.

          Arizona Portfolio. It is anticipated that substantially all of the dividends paid by the Arizona Portfolio will be exempt from Arizona individual, corporate and fiduciary income taxes. Dividends will be exempt from such taxes to the extent attributable to interest received from the Portfolio's investments in Arizona municipal securities or U.S. government securities. Distributions of capital gains will be subject to Arizona income taxes. Interest on indebtedness incurred to purchase or carry securities which yield income which is exempt from Arizona income tax is not deductible for purposes of Arizona income tax.


          Florida Portfolio. Florida does not impose an individual income tax. Prior to January 1, 2007, Florida imposed an intangible personal property tax on Florida resident individuals, Florida residents holding beneficial interests in trusts, and corporations on certain securities and other intangible assets, including mutual fund shares. Florida municipal securities and U.S. Government securities were exempt from the intangible tax. Shares of the Florida Portfolio would have qualified as exempt if, among other things, at least 90% of the NAV of the Portfolio was invested in exempt securities at the close of the calendar year. It is believed that Florida Portfolio shares were exempt from the intangible tax prior to its repeal. Exempt interest-dividends and gain paid by the Portfolio to corporate shareholders will be subject to Florida corporate income tax. Corporate shareholders who are subject to federal alternative minimum tax (AMT) may be subject to Florida AMT on portfolio distributions out of the income of AMT-subject bonds in which the Florida Portfolio invests.


          Massachusetts Portfolio. It is anticipated that substantially all of the dividends paid by the Massachusetts Portfolio will be exempt from the Massachusetts personal and fiduciary income taxes. Dividends will be exempt from such taxes to the extent attributable to interest derived from Massachusetts municipal securities or U.S. Government securities. Distributions designated as attributable to capital gains, other than gains on certain Massachusetts municipal securities, are subject to the Massachusetts personal and fiduciary income taxes at capital gains tax rates. Distributions to corporate shareholders are subject to the Massachusetts corporate excise tax.


          Michigan Portfolio. It is anticipated that substantially all of the dividends paid by the Michigan Portfolio will be exempt from Michigan income and single business taxes. Dividends will be exempt from such taxes to the extent that they are derived from Michigan municipal securities and U.S. Government securities. Dividends exempt from Michigan income tax are also exempt from the uniform city income tax imposed by certain Michigan cities. Distributions representing income derived from the Portfolio from sources other than Michigan municipal securities and U.S. government securities, including capital gain distributions, are subject to Michigan income and single business tax.


          Minnesota Portfolio. It is anticipated that substantially all of the dividends paid by the Minnesota Portfolio will be exempt from Minnesota personal and fiduciary income taxes. Portfolio dividends will be exempt from these taxes to the extent that they are derived from Minnesota municipal securities, provided that at least 95% of the federal exempt-interest dividends paid by the Portfolio during its fiscal year are derived from Minnesota municipal securities. Distributions of capital gains from the Minnesota Portfolio will be subject to Minnesota and fiduciary incomes taxes and certain taxpayers may also be subject to the Minnesota alternative minimum tax ("AMT") on distributions attributable to the AMT-Subject bonds in which the Portfolio invests. Interest on indebtedness incurred to purchase or carry securities which yield income which is exempt from Minnesota income tax will not be deductible for Minnesota income tax purposes. Distributions to corporate shareholders are subject to Minnesota franchise tax.


          New Jersey Portfolio. It is anticipated that substantially all distributions paid by the New Jersey Portfolio to individuals and fiduciaries will be exempt from the New Jersey income tax, provided the Portfolio is a New Jersey "qualified investment fund". Distributions of dividends and capital gains will be exempt from such taxes to the extent derived from New Jersey or U.S. Government securities provided, among other things, that the Portfolio invests only in interest bearing obligations, obligations issued at a discount, and cash items including receivables and financial options, futures, forward contracts and other similar financial instruments related to such obligations or to bond indices related thereto. In addition, at least 80% of the aggregate principal amount of the Portfolio's investments, excluding cash and cash items and financial options and similar financial instruments described above, must be invested in New Jersey municipal securities or U.S. Government securities at the close of each quarter of the tax year. Net gains or income derived from the disposition of securities which evidence ownership in a "qualified investment fund" are excluded from gross income. Distributions to corporate shareholders are subject to New Jersey corporation business (franchise) tax.


          Ohio Portfolio. It is anticipated that substantially all of the distributions of income and capital gains paid by the Ohio Portfolio will be exempt from the Ohio personal income tax, Ohio school district income taxes and Ohio municipal income taxes, and that such distributions will not be includible in the net income tax base of the Ohio franchise tax. Distributions will be so exempt to the extent that they are derived from Ohio municipal securities, provided that at all times at least 50% of the value of the total assets of the Portfolio consists of Ohio municipal securities or similar obligations of other states or their subdivisions. Shares of the Ohio Portfolio will be included in a corporation's tax base for purposes of computing the Ohio corporate franchise tax on a net worth basis.


          Pennsylvania Portfolio. It is anticipated that substantially all of the dividends paid by the Pennsylvania Portfolio will be exempt from Pennsylvania personal and fiduciary income taxes, the Philadelphia School District investment net income tax and the Pennsylvania corporate net income tax, and that shares of the Portfolio will be exempt from Pennsylvania county personal property taxes (a tax which no county imposes at present). Dividends will be exempt from such taxes to the extent attributable to interest received from the Portfolio's investments in Pennsylvania municipal securities and U.S. Government securities. Distributions of capital gain from the Portfolio are subject to Pennsylvania individual, fiduciary and corporate income taxes, but are not taxable for purposes of the Philadelphia School District investment net income tax. Portfolio shares are included for purposes of determining a corporation's capital stock value subject to the Pennsylvania capital stock/franchise tax.


          Virginia Portfolio. It is anticipated that substantially all of the dividends paid by the Virginia Portfolio will be exempt from Virginia individual, estate, trust and corporate income taxes. Dividends will be exempt to the extent that they are either (i) exempt from regular federal income tax and attributable to interest from Virginia municipal securities, or obligations issued by Puerto Rico, the U.S. Virgin Islands or Guam, or (ii) attributable to interest on U.S. Government securities, provided that the Portfolio qualifies as a regulated investment company under the Code and at the end of each quarter of its taxable year at least 50% of the value of the Portfolio's total assets consist of obligations whose interest is exempt from Federal income tax. Distributions attributable to capital gains and gains recognized on the sale or other disposition of shares of the Portfolio (including the redemption or exchange of shares) generally will be subject to Virginia income taxes. Interest on indebtedness incurred (directly or indirectly) to purchase or carry shares of the Virginia Portfolio generally will not be deductible for Virginia income tax purposes.

--------------------------------------------------------------------------------

                             PORTFOLIO TRANSACTIONS

--------------------------------------------------------------------------------

          Subject to the general oversight of the Boards of the Funds, the Adviser is responsible for the investment decisions and the placing of orders for portfolio transactions for each of the Portfolios. The Adviser determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as best execution). In connection with seeking best price and execution, the Portfolios do not consider sales of shares of the Portfolios or other investment companies managed by the Adviser as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.


          Most transactions for the Portfolios, including transactions in listed securities, are executed in the over-the-counter market by approximately fifteen principal market maker dealers with whom the Adviser maintains regular contact. Most transactions made by the Portfolios will be principal transactions at net prices and the Portfolios will incur little or no brokerage costs. Where possible, securities will be purchased directly from the issuer or from an underwriter or market maker for the securities unless the Adviser believes a better price and execution is available elsewhere. Purchases from underwriters of newly-issued securities for inclusion in a Portfolio usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked price.


          No Portfolio has an obligation to enter into transactions in portfolio securities with any broker, dealer, issuer, underwriter or other entity. In placing orders, it is the policy of a Portfolio to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one broker or dealer, the Adviser may, in its discretion, purchase and sell securities through brokers and dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Portfolios. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information.

          Investment decisions for a Portfolio are made independently from those of other investment companies and other advisory accounts managed by the Adviser. It may happen, on occasion, that the same security is held in the portfolio of a Portfolio or one more of such other investment companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed by the same Adviser, particularly, when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases, this system may adversely affect the price paid or received by the Portfolio or the size of the position obtainable for the Portfolio.

          Allocations are made by the officers of the Funds or of the Adviser. Purchases and sales of portfolio securities are determined by the Adviser and are placed with broker-dealers by the order department of the Adviser.


          The Portfolios may from time to time place orders for the purchase or sale of securities with SCB & Co., an affiliate of the Adviser. In such instances the placement of orders with such broker would be consistent with the Portfolios' objective of obtaining best execution and would not be dependent upon the fact that SCB & Co. is an affiliate of the Adviser. With respect to orders placed with SCB & Co. for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as a Portfolio), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.


          During the fiscal years ended October 31, 2006, 2007 and 2008 the Portfolios incurred no brokerage commissions.

Disclosure of Portfolio Holdings
--------------------------------

          The Funds believe that the ideas of the Adviser's investment staff should benefit the Portfolios and their shareholders, and does not want to afford speculators an opportunity to profit by anticipating Portfolio trading strategies or using Portfolio information for stock picking. However, the Funds also believe that knowledge of each Portfolio's portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

          The Adviser has adopted, on behalf of the Portfolios, policies and procedures relating to disclosure of the Portfolios' portfolio securities. The policies and procedures relating to disclosure of the Portfolios' portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the operation of the Portfolios or useful to the Portfolios' shareholders without compromising the integrity or performance of the Portfolios. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolios and their shareholders) are met, the Portfolios do not provide or permit others to provide information about a Portfolio's portfolio holdings on a selective basis.

          The Portfolios include portfolio holdings information as required in regulatory filings and shareholder reports, disclose portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Adviser may post portfolio holdings information on the Adviser's website (www.AllianceBernstein.com). For each portfolio security, the posted information includes its name, the number of shares held by a Portfolio, the market value of the Portfolio's holdings, and the percentage of the Portfolio's assets represented by the portfolio security. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

          The Adviser may distribute or authorize the distribution of information about a Portfolio's portfolio holdings that is not publicly available, on the website or otherwise, to the Adviser's employees and affiliates that provide services to the Funds. In addition, the Adviser may distribute or authorize distribution of information about a Portfolio's portfolio holdings that is not publicly available, on the website or otherwise, to the Funds' service providers who require access to the information in order to fulfill their contractual duties relating to the Portfolios, to facilitate the review of the Portfolios by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders. The Adviser does not expect to disclose information about a Portfolio's portfolio holdings that is not publicly available to the Portfolio's individual or institutional investors or to intermediaries that distribute the Portfolio's shares. Information may be disclosed with any frequency and any lag, as appropriate.


          Before any non-public disclosure of information about a Portfolio's portfolio holdings is permitted, however, the Adviser's Chief Compliance Officer (or his designee) must determine that the Portfolio has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Portfolio's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Portfolio or any other security. Under no circumstances may the Adviser or its affiliates receive any consideration or compensation for disclosing the information.


          The Adviser has established procedures to ensure that a Portfolio's portfolio holdings information is only disclosed in accordance with these policies. Only the Adviser's Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Adviser's product management group determines that the disclosure serves a legitimate business purpose of a Portfolio and is in the best interest of the Portfolio's shareholders. the Adviser's Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Portfolio and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Portfolio and its shareholders and the interests of the Adviser or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Adviser's Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Adviser reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Adviser's policy and any applicable confidentiality agreement. The Adviser's Chief Compliance Officer (or his designee) or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Funds' Boards on a quarterly basis. If the Directors or Trustees determine that disclosure was inappropriate, the Adviser will promptly terminate the disclosure arrangement.


          In accordance with these procedures, each of the following third parties have been approved to receive information concerning the Portfolios' portfolio holdings: (i) the Funds' independent registered public accounting firm, for use in providing audit opinions; (ii) RR Donnelley Financial, Data Communique International and, from time to time, other financial printers, for the purpose of preparing Portfolio regulatory filings; (iii) the Funds' custodian in connection with its custody of the assets of the Portfolios; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing a Portfolio's portfolio holdings information unless specifically authorized.

--------------------------------------------------------------------------------

                               GENERAL INFORMATION

--------------------------------------------------------------------------------

Capitalization
--------------

                     ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND
                     ---------------------------------------

          The Fund is a Maryland corporation organized in 1987. Effective March 31, 2003, the Fund changed its name from Alliance Municipal Income Fund, Inc. to AllianceBernstein Municipal Income Fund, Inc.

          The authorized capital stock of the Fund presently consists of 45,350,000,000 shares of Common Stock having a par value of $.001 per share, of which 9,100,000,000 shares are presently designated for each of the National and National II Portfolios and 9,050,000,000 shares are presently designated for each of the California and New York Portfolios. All shares of each Portfolio participate equally in dividends and distributions from that Portfolio, including any distributions in the event of a liquidation. Each share of a Portfolio is entitled to one vote for all purposes, except that, if approved by the Board and pursuant to the issuance of an exemptive order from the Commission, each holder of stock may be entitled one vote for each dollar of NAV per share of a class. Shares of all series vote for the election of Directors and on any other matter that affects all Portfolios in substantially the same manner as a single series, except as otherwise required by law. As to matters affecting each Portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each Portfolio vote as a separate series. The Board may determine whether an issue pertains only to a one class or a particular series where it is not otherwise specified by law. There are no conversion or pre-emptive rights in connection with any shares of the Fund. Since voting rights are noncumulative, holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors. All shares of the Fund when duly issued will be fully paid and non-assessable. The rights of the holders of shares of a series or class may not be modified except by the vote of a majority of the aggregate number of shares entitled to be cast such series.


                   ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II
                   ------------------------------------------


          The Fund II is a Massachusetts business trust organized in 1993. Effective March 31, 2003, the Fund II changed its name from Alliance Municipal Income Fund II to AllianceBernstein Municipal Income Fund II.


          The Fund II has an unlimited number of authorized Class A, Class B and Class C shares of beneficial interest par value $.01 per share. Such shares are currently divided into nine series, one underlying each Portfolio of the Fund
II. All shares of the Fund II, when issued, are fully paid and non-assessable. The Trustees are authorized to reclassify and issue any unissued shares to any number of additional classes or series without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class would be governed by the 1940 Act and the law of the Commonwealth of Massachusetts. Shares of each Portfolio participate equally in dividends and distributions from that Portfolio, including any distributions in the event of a liquidation. Shares of each Portfolio are normally entitled to one vote for all purposes. Generally, shares of all Portfolios vote as a single series for the election of Trustees and on any other matter affecting all Portfolios in substantially the same manner. As to matters affecting each Portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each Portfolio vote as a separate series.


          It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors or Trustees.


          A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from a Portfolio's assets and, upon redeeming shares, will receive the then current NAV of the Portfolio represented by the redeemed shares less any applicable CDSC. The Funds is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Portfolios, and additional classes of shares within each Portfolio. If an additional portfolio or class were established in a Portfolio, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors or Trustees, that affect each portfolio and class in substantially the same manner. Each class of shares of the Portfolios has the same rights and is identical in all respects, except that each of Class A, Class B and Class C shares of a Portfolio bears its own distribution expenses and Class B and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares of a Portfolio votes separately with respect to the Funds' Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors or Trustees and, in liquidation of a Portfolio, are entitled to receive the net assets of the Portfolio.


          The Boards are authorized to issue and sale shares of the Portfolios and reclassify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, the Directors or Trustees in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional series of shares. Any issuance of shares of another series would be governed by the 1940 Act and applicable law.



          As of the close of business on January 5, 2009, each Fund had the following number of shares of common stock outstanding.


                                                       Number of Outstanding
Portfolio                   Class                      Shares of Common Stock
---------                   -----                      ----------------------

National Portfolio          Class A                    42,388,649
                            Class B                    1,590,192
                            Class C                    7,616,306
                            Advisor Class              193,207
National Portfolio II       Class A                    13,151,167
                            Class B                    389,307
                            Class C                    1,817,951
California Portfolio        Class A                    54,167,408
                            Class B                    1,428,504
                            Class C                    10,029,187
                            Advisor Class              202,632
New York Portfolio          Class A                    41,288,536
                            Class B                    4,837,816
                            Class C                    5,489,664
                            Advisor Class              548,416
Arizona Portfolio           Class A                    15,768,111
                            Class B                    1,186,665
                            Class C                    2,883,298
Florida Portfolio           Class A                    12,000,925
                            Class B                    1,100,691
                            Class C                    2,919,939
Massachusetts Portfolio     Class A                    12,221,317
                            Class B                    1,071,676
                            Class C                    3,505,170
Michigan Portfolio          Class A                    6,635,707
                            Class B                    893,047
                            Class C                    3,334,634
Minnesota Portfolio         Class A                    8,052,412
                            Class B                    249,135
                            Class C                    1,534,325
New Jersey Portfolio        Class A                    12,207,593
                            Class B                    1,289,022
                            Class C                    3,438,948
Ohio Portfolio              Class A                    10,482,297
                            Class B                    1,435,490
                            Class C                    3,932,525
Pennsylvania Portfolio      Class A                    10,022,522
                            Class B                    1,012,823
                            Class C                    2,843,245
Verginia Portfolio          Class A                    13,641,381
                            Class B                    884,836
                            Class C                    3,587,925


          The following is a list of all persons who owned of record or beneficially 5% or more of each class or shares of each Portfolio as of January 5, 2009.


                                            NO. OF SHARES           % OF
NAME AND ADDRESS                            OF CLASS                CLASS
----------------                            ----------------        -----
NATIONAL PORTFOLIO
------------------
CLASS A SHARES:
--------------

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                         2,979,103          7.03%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                        3,654,219          8.62%

CLASS B SHARES:
--------------

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA  23060-9243                           194,006         12.20%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                          295,872         18.61%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                           189,191         11.90%

CLASS C SHARES:
--------------

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9243                            605,976          7.96%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                        2,715,939         35.66%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                           548,829          7.21%

ADVISOR CLASS SHARES:
--------------------

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St., Fl. 3
New York, NY 10001-2402                               59,648         30.87%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                            81,196         42.03%

LPL Financial
9785 Towne Centre Dr
San Diego, CA  92121-1968                             41,152         21.30%

NATIONAL PORTFOLIO II
---------------------
CLASS A SHARES:
---------------

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                           915,205          6.96%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                        1,147,534          8.73%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9243                            763,688          5.81%

CLASS B SHARES:
--------------

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9243                             37,018          9.51%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                           73,206         18.80%

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St., Fl. 3
New York, NY 10001-2402                               43,172         11.09%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                            30,098          7.73%

CLASS C SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                          811,146         44.62%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                           115,723          6.37%

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St., Fl. 3
New York, NY 10001-2402                               99,701          5.48%

NEW YORK PORTFOLIO
------------------
CLASS A SHARES:
---------------

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St., Fl. 3
New York, NY 10001-2402                            3,305,982          8.01%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                         5,439,754         13.17%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                        2,492,301          6.04%

CLASS B SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                          262,573          5.43%

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St., Fl. 3
New York, NY 10001-2402                              271,149          5.60%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                           730,094         15.09%

CLASS C SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6486                        1,312,935         23.92%

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St., Fl. 3
New York, NY 10001-2402                              611,260         11.13%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                           444,335          8.09%

Morgan Stanley & Co
Harborside Financial Center
Plaza II 3rd Fl
Jersey City, NJ 07311                                345,807          6.30%

ADVISOR CLASS SHARES:
--------------------

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St., Fl. 3
New York, NY 10001-2402                              543,085         99.03%

CALIFORNIA PORTFOLIO
--------------------
CLASS A SHARES:
--------------

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA  23060-9243                         3,115,929          5.75%

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St., Fl. 3
New York, NY 10001-2402                            5,651,676         10.43%

Morgan Stanley & Co
Harborside Financial Center
Plaza II 3rd Fl
Jersey City, NJ 07311                              3,874,454          7.15%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                         2,825,243          5.22%

MLPF&S
For the Sole Benefit of its Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                        4,373,167          8.07%

CLASS B SHARES:
---------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                           97,330          6.81%

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St., Fl. 3
New York, NY 10001-2402                              110,064          7.70%

CLASS C SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                        2,657,231         26.49%

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St., Fl. 3
New York, NY 10001-2402                              760,671          7.58%

Morgan Stanley & Co
Harborside Financial Center
Plaza II 3rd Fl
Jersey City, NJ 07211                                693,514          6.91%

ADVISOR CLASS SHARES:
---------------------

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St., Fl. 3
New York, NY 10001-2402                              161,749         79.82%

Raymond James & Assoc Inc.
FBO Sally Killion TTEE
U/A DTD AUG 7, 2002
The Killion Family Trust
2232 Lindsay Michelle Dr.
Alpine, CA  91901-1405                                25,880         12.77%

Wells Fargo Investments LLC
625 Marquette Ave., Fl. 13
Minneapolis, MN  55402-2323                           10,331          5.10%

ARIZONA PORTFOLIO
-----------------
CLASS A SHARES:
---------------

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                         1,123,939          7.13%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                        1,197,843          7.60%

CLASS B SHARES:
--------------

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                           209,469         17.65%

CLASS C SHARES:
--------------
MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                          449,349         15.58%

Morgan Stanley & Co
Harborside Financial Center
Plaza II 3rd Fl.
Jersey City, NJ 07311                                172,634          5.99%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9243                            265,944          9.22%

FLORIDA PORTFOLIO
-----------------
CLASS A SHARES:
---------------

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St., Fl. 3
New York, NY 10001-2402                              927,707          7.73%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                        1,068,095          8.90%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA  23060-9243                         1,478,758         12.32%

CLASS B SHARES:
--------------

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St., Fl. 3
New York, NY 10001-2402                               95,542          8.41%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                          100,696          9.15%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                           106,792          9.70%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA  23060-9243                           160,211         14.56%

CLASS C SHARES:
---------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                          844,321         28.92%

Morgan Stanley & Co
Harborside Financial Center
Plaza II 3rd Fl
Jersey City, NJ 07311                                246,012          8.43%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                           309,193         10.59%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA  23060-9243                           175,205          6.00%

AG Edwards & Sons Inc.
Omnibus Account
One North Jefferson
St. Louis, MO 63102-2287                             263,778          9.03%

MASSACHUSETTS PORTFOLIO
-----------------------
CLASS A SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                          771,144          6.31%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                           927,848          7.59%

CLASS B SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                           68,935          6.43%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                           102,166          9.53%

CLASS C SHARES:
--------------

Merrill Lynch
Mutual Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                          241,927          6.90%

Morgan Stanley & Co
Harborside Financial Center
Plaza II 3rd Fl
Jersey City, NJ 07311                                189,727          5.41%

MICHIGAN PORTFOLIO
------------------
CLASS A SHARES:
--------------

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St., Fl. 3
New York, NY 10001-2402                              581,374          8.76%

Charles Schwab & Co.
For the Exclusive Benefit
Of Customers
Mutual Fund Operations
101 Montgomery Street
San Francisco, CA 94104-4151                         341,784          5.15%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                           483,182          7.28%

CLASS B SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                           95,303         10.67%

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St., Fl. 3
New York, NY 10001-2402                               53,325          5.97%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                            73,880          8.27%

CLASS C SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                          526,725         15.80%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                           347,105         10.41%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA  23060-9243                           254,797          7.64%

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2402                              197,750          5.93%

MINNESOTA PORTFOLIO
-------------------
CLASS A SHARES:
--------------
NFS LLC FEBO
Bremer Trust
P.O. Box 986
Saint Cloud, MN 56302-0986                           782,571          9.72%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                         1,023,631         12.71%

CLASS B SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                           12,761          5.12%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                            34,998         14.05%

CLASS C SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                          318,386         20.75%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                           261,116         17.02%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA  23060-9243                            81,201          5.29%

NEW JERSEY PORTFOLIO
--------------------
CLASS A SHARES:
--------------

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St., Fl. 3
New York, NY 10001-2402                              924,368          7.57%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                          794,519          6.51%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA  23060-9243                         1,389,778         11.38%

CLASS B SHARES:
---------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                           91,953          7.13%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA  23060-9243                           214,912         16.67%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                            66,136          5.13%

CLASS C SHARES:
--------------

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St., Fl. 3
New York, NY 10001-2402                              245,982          7.15%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                          883,612         25.69%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA  23060-9245                           426,161         12.39%

AG Edwards & Sons Inc.
Omnibus Account
One North Jefferson
St. Louis, MO 63102-2287                             196,504          5.71%

Morgan Stanley & Co.
Harborside Financial Center
Plaza II 3rd Floor
Jersey City, NJ  07311                               188,355          5.48%

OHIO PORTFOLIO
--------------
CLASS A SHARES:
---------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                          974,679          9.30%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                         1,144,557         10.92%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA  23060-9243                           761,081          7.26%

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
101 Montgomery Street
San Francisco, CA  94104-4151                        799,387          7.63%

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St., Fl. 3
New York, NY 10001-2402                              834,801          7.96%

CLASS B SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                          141,319          9.84%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA  23060-9243                            90,313          6.29%

CLASS C SHARES
--------------

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St., Fl. 3
New York, NY 10001-2402                              298,532          7.59%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                          963,920         24.51%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA  23060-9243                           391,807          9.96%

PENNSYLVANIA PORTFOLIO
----------------------
CLASS A SHARES:
--------------

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St., Fl. 3
New York, NY 10001-2402                              673,355          6.72%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                          632,504          6.31%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA  23060-9243                         1,026,335         10.24%

CLASS B SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                           98,807          9.76%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                           131,415         12.98%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA  23060-9243                           108,909         10.75%

Morgan Stanley & Co.
Harborside Financial Center
Plaza II 3rd Floor
Jersey City, NJ  07311                                51,888          5.12%

CLASS C SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                          888,494         31.25%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA  23060-9243                           246,885          8.68%

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St., Fl. 3
New York, NY 10001-2402                              219,400          7.72%

AG Edwards & Sons Inc.
Omnibus Account
One North Jefferson
St. Louis, MO 63102-2287                             370,586         13.03%

VIRGINIA PORTFOLIO
------------------
CLASS A SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                        1,572,921         11.53%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                         1,313,483          9.63%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA  23060-9243                         1,311,917          9.62%

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St., Fl. 3
New York, NY 10001-2402                              836,440          6.13%

CLASS B SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                           95,882         10.84%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                            88,873         10.04%

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St., Fl. 3
New York, NY 10001-2402                               52,490          5.93%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA  23060-9243                           278,992         31.53%

CLASS C SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                          710,702         19.81%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA  23060-9243                           728,743         20.31%

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St., Fl. 3
New York, NY 10001-2402                              358,161          9.98%

Custodian and Accounting Agent
------------------------------

          State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, acts as custodian for the securities and cash of the Funds but plays no part in deciding the purchase or sale of portfolio securities.

Principal Underwriter
---------------------

          AllianceBernstein Investments, Inc. ("ABI"), an indirect wholly-owned subsidiary of the Adviser, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Funds. Under the Distribution Services Agreement between the Funds and ABI, the Funds have agreed to indemnify ABI, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel
-------

          Legal matters in connection with the issuance of the shares offered hereby are passed upon by Seward & Kissel LLP, New York, New York.

Independent Registered Public Accounting Firm
---------------------------------------------

          Ernst & Young LLP, 5 Times Square, New York, New York 10036, has been appointed as the independent registered public accounting firm for the Funds.

Additional Information
----------------------

          Any shareholder inquiries may be directed to the shareholder's financial intermediary or to ABIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Funds with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

--------------------------------------------------------------------------------

                         FINANCIAL STATEMENTS AND REPORT
                OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

          The financial statements of AllianceBernstein Municipal Income Fund, Inc. for the fiscal year ended October 31, 2008 and the report of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to the Fund's annual report. The annual report, dated October 31, 2008, was filed on Form N-CSR with the Commission on January 5, 2009.


          The financial statements of AllianceBernstein Municipal Income Fund II for the fiscal year ended September 30, 2008 and the report of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to the Fund II's annual report. The annual report, dated September 30, 2008, was filed on Form N-CSR with the Commission on December 5, 2008.


          The annual reports are available without charge upon request by calling ABIS at (800) 227-4618.

--------------------------------------------------------------------------------

                  APPENDIX A: BOND AND COMMERCIAL PAPER RATINGS

--------------------------------------------------------------------------------

Securities Ratings

     The ratings of fixed-income securities by NRSROs including Standard & Poor's, Moody's, Fitch, Dominion Bond Rating Service Ltd. and A.M. Best Company are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

     The Adviser generally uses ratings issued by S&P, Moody's, Fitch and Dominion Bond Rating Service Ltd. Some securities are rated by more than one of these ratings agencies, and the ratings assigned to the security by the rating agencies may differ. In such an event and for purposes of determining compliance with restrictions on investments for a Portfolio, if a security is rated by two or more rating agencies, the Adviser will deem the security to be rated at the highest rating. For example, if a security is rated by Moody's and S&P only, with Moody's rating the security as Ba and S&P as BBB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., Baa by Moody's and BBB by S&P). Or, if a security is rated by Moody's, S&P and Fitch, with Moody's rating the security as Ba1, S&P as BBB and Fitch as BB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., Ba1 by Moody's, BBB by S&P and BBB by Fitch).

     Unless otherwise indicated, references to securities ratings by one rating agency in this SAI shall include the equivalent rating by another rating agency.

Standard & Poor's Bond Ratings
------------------------------

          A Standard & Poor's municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than a debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories.

          Debt rated "BB", "B", "CCC" or "CC" is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The rating "C" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default and payments of interest and/or repayment of principal are in arrears.

          The ratings from "AAA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's Bond Ratings
--------------------

          Excerpts from Moody's description of its municipal bond ratings: Aaa - judged to be the best quality, carry the smallest degree of investment risk; Aa
- judged to be of high quality by all standards; A - possess many favorable investment attributes and are to be considered as higher medium grade obligations; Baa - considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured and have speculative characteristics as well; Ba, B, Caa, Ca, C - protection of interest and principal payments is questionable; Ba indicates some speculative elements while Ca represents a high degree of speculation and C represents the lowest rated class of bonds; Caa, Ca and C bonds may be in default. Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks at the lower end of its generic rating category.

Short-Term Municipal Loans
--------------------------

          Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.

          S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have a strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess a very strong capacity to pay principal and interests will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest.

Other Municipal Securities and Commercial Paper
-----------------------------------------------

          "Prime-1" is the highest rating assigned by Moody's for other short-term municipal securities and commercial paper, and "A-1+" and "A-1" are the two highest ratings for commercial paper assigned by S&P (S&P does not rate short-term tax-free obligations). Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of "Prime", while S&P uses the number 1+, 1, 2 and 3 to denote relative strength within its highest classification of "A". Issuers rated "Prime" by Moody's have the following characteristics: their short-term debt obligations carry the smallest degree of investment risk, margins of support for current indebtedness are large or stable with cash flow and asset protection well assured, current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations. Commercial paper issuers rated "A" by S&P have the following characteristics: liquidity ratios are better than industry average, long-term debt rating is A or better, the issuer has access to at least two additional channels of borrowing, and basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

Fitch Ratings
International Long-Term Credit Ratings
--------------------------------------

          Investment Grade

          AAA - Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

          AA - Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

          A - High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

          BBB - Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

          Speculative Grade

          BB - Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

          B - Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

          CCC, CC, C - High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

          DDD, DD, D - Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50% - 90% and 'D' the lowest recovery potential, i.e., below 50%.

          Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

Fitch Ratings
International Short-Term Credit Ratings
---------------------------------------

          F1 - Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

          F2 - Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

          F3 - Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

          B - Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

          C - High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

          D - Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'.

'NR' indicates that Fitch does not rate the issuer or issue in question.

'Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are 'stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Further Rating Distinctions
---------------------------

          While ratings provide an assessment of the obligor's capacity to pay debt service, it should be noted that the definition of obligor expands as layers of security are added. If municipal securities are guaranteed by third parties then the "underlying" issuers as well as the "primary" issuer will be evaluated during the rating process. In some cases, depending on the scope of the guaranty, such as bond insurance, bank letters of credit or collateral, the credit enhancement will provide the sole basis for the rating given.

Minimum Rating(s) Requirements
------------------------------

          For minimum rating(s) requirements for the Portfolios' securities, please refer to "Description of Portfolio(s): Municipal Securities" in the Prospectus.

SK 00250 0157 949056

                                     PART C
                                OTHER INFORMATION

ITEM 23.  Exhibits

          (a) (1) Agreement and Declaration of Trust of the Registrant - Incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File Nos. 33-60560 and 811-07618), filed with the Securities and Exchange Commission on January 30, 1998.

               (2) Certificate of Amendment of the Agreement and Declaration of Trust of the Registrant dated September 30, 1996 and filed October 1, 1996 - Incorporated by reference to Exhibit
                    (a)(1) to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (File Nos. 33-60560 and 811-07618), filed with the Securities and Exchange Commission on February 3, 1997.

               (3) Certificate of Amendment of the Agreement and Declaration of Trust of the Registrant dated March 19, 2003 and filed March 28, 2003 - Incorporated by reference to Exhibit (a)(3) to Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (File Nos. 33-60560 and 811-07618), filed with the Securities and Exchange Commission on January 30, 2004.

          (b)  By-Laws of the Registrant - Incorporated by reference to Exhibit
               (b) to Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A (File No. 811-07618), filed with the Securities and Exchange Commission on January 28, 2005.

          (c)  Not applicable.

          (d) Form of Amended Advisory Agreement between the Registrant and AllianceBernstein L.P. - Incorporated by reference to Exhibit (d) to Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A (File Nos. 33-60560 and 811-07618), filed with the Securities and Exchange Commission on January 31, 2007.

          (e) (1) Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly Alliance Fund Distributors, Inc.) - Incorporated by reference to Exhibit 6(a) to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File Nos. 33-60560 and 811-07618), filed with the Securities and Exchange Commission on January 30, 1998.

               (2) Amendment to Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly Alliance Fund Distributors, Inc.) - Incorporated by reference to Exhibit 6(d) to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (File Nos. 33-60560 and 811-07618), filed with the Securities and Exchange Commission on February 3, 1997.

               (3) Form of Amendment to Distribution Services Agreement between Registrant and AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.) - Incorporated by reference to Exhibit (e)(3) to Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A (File Nos. 33-60560 and 811-07618), filed with the Securities and Exchange Commission on January 31, 2007.

               (4) Form of Selected Dealer Agreement between AllianceBernstein Investments, Inc. (formerly Alliance Fund Distributors, Inc.) and selected dealers offering shares of Registrant - Incorporated by reference to Exhibit (e)(3) to Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A (File Nos. 33-60560 and 811-07618), filed with the Securities and Exchange Commission on January 28, 2005.

               (5) Form of Selected Agent Agreement between AllianceBernstein Investments, Inc. (formerly Alliance Fund Distributors, Inc.) and selected agents making available shares of Registrant - Incorporated by reference to Exhibit (e)(4) to Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A (File Nos. 33-60560 and 811-07618), filed with the Securities and Exchange Commission on January 28, 2005.

          (f)  Not applicable.

          (g) Custodian Contract with The Bank of New York as assigned to Registrant - Incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File Nos. 33-60560 and 811-07618), filed with the Securities and Exchange Commission on January 30, 1998.

          (h) (1) Transfer Agency Agreement between Registrant and AllianceBernstein Investor Services, Inc. (formerly Alliance Fund Services, Inc )- Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File Nos. 33-60560 and 811-07618), filed with the Securities and Exchange Commission on January 30, 1998.

               (2) Form of Amendment to Transfer Agency Agreement between Registrant and AllianceBernstein Investor Services, Inc. (formerly known as Alliance Fund Services, Inc.) - Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A (File Nos. 33-60560 and 811-07618), filed with the Securities and Exchange Commission on January 31, 2007.

               (3) Form of Expense Limitation Undertaking by AllianceBernstein L.P. - Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File Nos. 33-60560 and 811-07618), filed with the Securities and Exchange Commission on January 29, 1999.

          (i)  Opinion and Consent of Seward & Kissel - Filed herewith.

          (j) Consent of Independent Registered Public Accounting Firm - Filed herewith.

          (k)  Not applicable.

          (l)  Not applicable.

          (m)  Rule 12b-1 Plan - See Exhibit (e)(1) hereto.

          (n) Amended and Restated Rule 18f-3 Plan - Incorporated by reference to Exhibit (n) to Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (File Nos. 33-60560 and 811-07618), filed with the Securities and Exchange Commission on January 30, 2004.

          (p) (1) Code of Ethics for the Fund - Incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 74 of the Registration Statement on Form N-1A of AllianceBernstein Bond Fund, Inc. (File Nos. 2-48227 and 811-2383), filed with the Securities and Exchange Commission on October 6, 2000, which is substantially identical in all material respects except as to the party which is the Registrant.

               (2) Code of Ethics for the AllianceBernstein L.P. and AllianceBernstein Investments, Inc. - Incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 4 of the Registration Statement on Form N-1A of The AllianceBernstein Pooling Portfolios (File Nos. 333-120487 and 811-21673), filed with the Securities and Exchange Commission on December 29, 2006.

          Other Exhibits:

               Powers of Attorney for: Marc O. Mayer, , John H. Dobkin, Michael
               J. Downey, William H. Foulk, Jr., D. James Guzy, Nancy P. Jacklin, Robert M. Keith, Garry L. Moody, Marshall C. Turner, Jr. and Earl D. Weiner - Filed herewith.

ITEM 24.  Persons Controlled by or under Common Control with Registrant

          None.

ITEM 25.  Indemnification

          It is the Registrant's policy to indemnify its trustees and officers, employees and other agents as set forth in Article 8 and Article 3 of Registrant's Agreement and Declaration of Trust, filed as Exhibit (a) in response to Item 23 and Section 10 of the proposed Distribution Services Agreement filed as Exhibit (e)(1), all as set forth below.

          The liability of the Registrant's trustees and officers is dealt with in Article VIII of Registrant's Agreement and Declaration of Trust, as set forth below. The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the proposed Advisory Agreement filed as Exhibit (d) in response to Item 23 of this Registration Statement, as set forth below.

          Article VIII of Registrant's Agreement and Declaration of Trust reads as follows:

               "Section 8.1. Trustees, Shareholders, etc. Not Personally Liable; Notice. The Trustees and officers of the Trust, in incurring any debts, liabilities or obligations, or in taking or omitting any other actions for or in connection with the Trust, are or shall be deemed to be acting as Trustees or officers of the Trust and not in their own capacities. No Shareholder shall be subject to any personal liability whatsoever in tort, contract or otherwise to any other Person or Persons in connection with the assets or the affairs of the Trust or of any Portfolio, and subject to
               Section 8.4 hereof, no Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever in tort, contract, or otherwise, to any other Person or Persons in connection with the assets or affairs of the Trust or of any Portfolio, save only that arising from his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or the discharge of his functions. The Trust (or if the matter relates only to a particular Portfolio, that Portfolio) shall be solely liable for any and all debts, claims, demands, judgments, decrees, liabilities or obligations of any and every kind, against or with respect to the Trust or such Portfolio in tort, contract or otherwise in connection with the assets or the affairs of the Trust or such Portfolio, and all Persons dealing with the Trust or any Portfolio shall be deemed to have agreed that resort shall be had solely to the Trust Property of the Trust or the Portfolio Assets of such Portfolio, as the case may be, for the payment or performance thereof.

               The Trustees shall use their best efforts to ensure that every note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officers or officer shall give notice that this Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts and shall recite to the effect that the same was executed or made by or on behalf of the Trust or by them as Trustees or Trustee or as officers or officer, and not individually, and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust, or the particular Portfolio in question, as the case may be, but the omission thereof shall not operate to bind any Trustees or Trustee or officers or officer or Shareholders or Shareholder individually, or to subject the Portfolio Assets of any Portfolio to the obligations of any other Portfolio.

               SECTION 8.2. Trustees' Good Faith Action; Expert Advice; No Bond or Surety. The exercise by the Trustees of their powers and discretion hereunder shall be binding upon everyone interested. Subject to Section 8.4 hereof, a Trustee shall be liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgement or mistakes of fact or law. Subject to the foregoing, (i) the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, consultant, Investment Adviser, Administrator, Distributor or Principal Underwriter, Custodian or Transfer Agent, Dividend Disbursing Agent, Shareholder Servicing Agent or Accounting Agent of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee; (ii) the Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust and their duties as Trustees, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice; and (iii) in discharging their duties, the Trustees, when acting in good faith, shall be entitled to rely upon the books of account of the Trust and upon written reports made to the Trustees by any officer appointed by them, any independent public accountant, and (with respect to the subject matter of the contract involved) any officer, partner or responsible employee of a Contracting Party appointed by the Trustees pursuant to Section 5.2 hereof. The Trustees as such shall not be required to give any bond or surety or any other security for the performance of their duties.

               SECTION 8.3. Indemnification of Shareholders. If any Shareholder (or former Shareholder) of the Trust shall be charged or held to be personally liable for any obligation or liability of the Trust solely by reason of being or having been a Shareholder and not because of such Shareholder's acts or omissions or for some other reason, the Trust (upon proper and timely request by the Shareholder) shall assume the defense against such charge and satisfy any judgment thereon, and the Shareholder or former Shareholder (or the heirs, executors, administrators or other legal representatives thereof, or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled (but solely out of the assets of the Portfolio of which such Shareholder or former Shareholder is or was the holder of Shares) to be held harmless from and indemnified against all loss and expense arising from such liability.

               SECTION 8.4. Indemnification of Trustees, Officers, etc. Subject to the limitations set forth hereinafter in this Section 8.4, the Trust shall indemnify (from the assets of the Portfolio or Portfolios to which the conduct in question relates) each of its Trustees and officers (including Persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise [hereinafter, together with such Person's heirs, executors, administrators or personal representative, referred to as a "Covered Person"]) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (either and both of the conduct described in clauses (i) and (ii) of this sentence being referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or
               (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in
               Section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Portfolio or Portfolios to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided, that the Covered Person shall have undertaken to repay the amounts so paid to such Portfolio or Portfolios if it is ultimately determined that indemnification of such expenses is not authorized under this Article 8 and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

               SECTION 8.5. Compromise Payment. As to any matter disposed of by a compromise payment by any such Covered Person referred to in
               Section 8.4 hereof, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (i) by a majority of a quorum of the disinterested Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Trustees pursuant to clause (i) or by independent legal counsel pursuant to clause (ii) shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with either of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

               SECTION 8.6 Indemnification Not Exclusive, etc. The right of indemnification provided by this Article 8 shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article 8, a "disinterested" Person is one against whom none of the actions, suits or other proceedings in question, and no other action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened. Nothing contained in this Article 8 shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other Persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such Person.

               SECTION 8.7. Liability of Third Persons Dealing with Trustees. No person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order."

               Article III of Registrant's Agreement and Declaration of Trust reads, in pertinent part, as follows:

               "Without limiting the foregoing and to the extent not inconsistent with the 1940 Act or other applicable law, the Trustees shall have power and authority:

                    (s)Indemnification. In addition to the mandatory indemnification provided for in Article 8 hereof and to the extent permitted by law, to indemnify or enter into agreements with respect to indemnification with any Person with whom this Trust has dealings, including, without limitation, any independent contractor, to such extent as the Trustees shall determine."

          The Advisory Agreement between the Registrant and AllianceBernstein L.P. provides that AllianceBernstein L.P. will not be liable under such agreements for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect AllianceBernstein L.P. against any liability to the Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its duties and obligations thereunder.

          The Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. ("ABI") (formerly, Alliance Fund Distributors, Inc.) provides that the Registrant will indemnify, defend and hold ABI, and any person who controls it within the meaning of Section 15 of the Securities Act of 1933 (the "Securities Act"), free and harmless from and against any and all claims, demands, liabilities and expenses which ABI or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in the Registrant's Registration Statement, Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in any one of the foregoing or necessary to make the statements in any one of the foregoing not misleading.

          The foregoing summaries are qualified by the entire text of Registrant's Agreement and Declaration of Trust (and any amendments thereto), the Advisory Agreement between Registrant and AllianceBernstein L.P. and the Distribution Services Agreement between Registrant and ABI which are filed herewith as Exhibits (a), (d) and (e)(1), respectively, in response to Item 23 and each of which are incorporated by reference herein.

          Insofar as indemnification for liabilities arising under the Securities Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

          In accordance with Release No. IC-11330 (September 2, 1980), the Registrant will indemnify its trustees, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the trustees who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party trustees"), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its trustees, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party trustees of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

          The Registrant participates in a joint trustees/directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by AllianceBernstein L.P. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Adviser.

ITEM 26.  Business and Other Connections of Adviser.

               The descriptions of AllianceBernstein L.P. under the caption "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

               The information as to the directors and officers of AllianceBernstein Corporation, the general partner of AllianceBernstein L.P., set forth in AllianceBernstein L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference.

ITEM 27.  Principal Underwriters

          (a) ABI is the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant, also acts as Principal Underwriter for the following registered investment companies:

               AllianceBernstein Balanced Shares, Inc.
               AllianceBernstein Blended Style Series, Inc.
               AllianceBernstein Bond Fund, Inc.
               AllianceBernstein Cap Fund, Inc.
               AllianceBernstein Corporate Shares
               AllianceBernstein Diversified Yield Fund, Inc.
               AllianceBernstein Exchange Reserves
               AllianceBernstein Fixed-Income Shares, Inc.
               AllianceBernstein Focused Growth & Income Fund, Inc. AllianceBernstein Global Bond, Inc.
               AllianceBernstein Global Growth Fund, Inc.
               AllianceBernstein Global Real Estate Investment Fund, Inc. AllianceBernstein Global Thematic Growth Fund, Inc. AllianceBernstein Greater China '97 Fund, Inc.
               AllianceBernstein Growth and Income Fund, Inc.
               AllianceBernstein High Income Fund, Inc.
               AllianceBernstein Institutional Funds, Inc.
               AllianceBernstein Intermediate California Municipal Portfolio(1) AllianceBernstein Intermediate Diversified Municipal Portfolio(1) AllianceBernstein Intermediate New York Municipal Portfolio(1) AllianceBernstein International Portfolio(1)
               AllianceBernstein International Growth Fund, Inc.
               AllianceBernstein Large Cap Growth Fund, Inc.
               AllianceBernstein Municipal Income Fund, Inc.
               AllianceBernstein Short Duration Portfolio(1)
               AllianceBernstein Small/Mid Cap Growth Fund, Inc.
               AllianceBernstein Tax-Managed International Portfolio(1) AllianceBernstein Trust
               AllianceBernstein Utility Income Fund, Inc.
               AllianceBernstein Variable Products Series Fund, Inc.
               Sanford C. Bernstein Fund II, Inc.
               The AllianceBernstein Pooling Portfolios
               The AllianceBernstein Portfolios

----------
(1)  This is a retail Portfolio of Sanford C. Bernstein Fund, Inc.


          (b) The following are the Directors and Officers of ABI, the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.

                                                             POSITIONS AND
                              POSITIONS AND                  OFFICES
NAME                          OFFICES WITH UNDERWRITER       WITH REGISTRANT
----                          ------------------------       ---------------

Directors
---------

Mark R. Manley                Director

Ranjani Nagaswami             Senior Managing Director
                              and Chief Investment
                              Officer

Officers
--------

Robert M. Keith               Executive Vice President       President and Chief
                                                             Executive Officer
Ranjani Nagaswami             Senior Managing Director
                              and Chief Investment
                              Officer

Gerald M. Lieberman           President
                              and Chief Operating
                              Officer

Richard A. Davies             Executive Vice President
                              & Managing Director

Frank Speno                   Executive Vice President

Andrew L. Gangolf             Senior Vice President          Assistant Clerk
                              and Assistant General
                              Counsel

Emilie D. Wrapp               Senior Vice President,         Clerk
                              Assistant General
                              Counsel and Assistant
                              Secretary

Daniel A. Notto               Senior Vice President,
                              Counsel and Assistant
                              Secretary

Christopher S. Alpaugh        Senior Vice President

Audie G. Apple                Senior Vice President

Steven R. Barr                Senior Vice President
                              and Assistant Secretary

Amy I. Belew                  Senior Vice President

Susan H. Burton               Senior Vice President

Peter G. Callahan             Senior Vice President

Russell R. Corby              Senior Vice President

John W. Cronin                Senior Vice President

Robert J. Cruz                Senior Vice President

Jennifer M. DeLong            Senior Vice President

John C. Endahl                Senior Vice President

Adam E. Engelhardt            Senior Vice President

John Edward English           Senior Vice President

Edward J. Farrell             Senior Vice President
                              and Controller

Kenneth L. Haman              Senior Vice President

Joseph P. Healy               Senior Vice President

Mary V. Kralis Hoppe          Senior Vice President

Scott Hutton                  Senior Vice President

Robert H. Joseph, Jr.         Senior Vice President
                              and Assistant Treasurer

David W. Levi                 Senior Vice President

Eric L. Levinson              Senior Vice President

Matthew P. Mintzer            Senior Vice President

Thomas F. Monnerat            Senior Vice President

Joanna D. Murray              Senior Vice President

Jeffrey A. Nye                Senior Vice President

John J. O'Connor              Senior Vice President

Catherine N. Peterson         Senior Vice President

Mark A. Pletts                Senior Vice President

Stephen C. Scanlon            Senior Vice President

John P. Schmidt               Senior Vice President

Gregory K. Shannahan          Senior Vice President

Andrew D. Strauss             Senior Vice President

Peter J. Szabo                Senior Vice President

Joseph T. Tocyloski           Senior Vice President

Craig E. Welch                Senior Vice President

Mark D. Gersten               Vice President and
                              Treasurer

Patrick E. Ryan               Vice President and Chief
                              Financial Officer

Albert J. Angelus             Vice President

Kenneth F. Barkoff            Vice President

Peter J. Barron               Vice President

William G. Beagle             Vice President

Christopher M. Berenbroick    Vice President

Chris Boeker                  Vice President

Brandon W. Born               Vice President

Richard A. Brink              Vice President

Shaun D. Bromley              Vice President

Beth P. Bruen                 Vice President

Brian Buehring                Vice President

Kevin T. Cannon               Vice President

Daniel W. Carey               Vice President

Tobin W. Chakeen              Vice President

Alice L. Chan                 Vice President

Laura A. Channell             Vice President

Emily A. Chien                Vice President

Flora Chuang                  Vice President

Kimberly A. Collins (Gorub)   Vice President

Peter T. Collins              Vice President

Joseph D. Connell, Jr.        Vice President

Michael C. Conrath            Vice President

Dwight P. Cornell             Vice President

Robert A. Craft               Vice President

John D. Curry                 Vice President

Walter F. Czaicki             Vice President

John M. D'Agostino            Vice President

Brett E. Dearing              Vice President

Christine M. Dehil            Vice President

Darren K. DeSimone            Vice President

Ronald G. Dietrich            Vice President

Joseph A. DiMauro             Vice President

Carmela Di Meo                Vice President

Joseph T. Dominguez           Vice President

Bernard J. Eng                Vice President

Daniel Ennis                  Vice President

Michael J. Eustic             Vice President

Hollie G. Fagan               Vice President

Matthew G. Fetchko            Vice President

Michael F. Foy                Vice President

Kevin T. Gang                 Vice President

Mark A. Gessner               Vice President

Mark C. Glatley               Vice President

Brian P. Hanna                Vice President

John G. Hansen                Vice President

Shannon R. Harkins            Vice President

Terry L. Harris               Vice President

Michael S. Hart               Vice President

Daniel R. Hemberger           Vice President

Eric M. Hirschfeld            Vice President

Anthony D. Ialeggio           Vice President

Eric S. Indovina              Vice President

Oscar J. Isoba                Vice President

Kumar Jagdeo II               Vice President

Matthew L. Joki               Vice President

Jung M. Kim                   Vice President

Joseph B. Kolman              Vice President

Ted R. Kosinski               Vice President

Scott M. Krauthamer           Vice President

Jeffrey J. Lamb               Vice President

Christopher J. Larkin         Vice President

Laurel E. Lindner             Vice President

James M. Liptrot              Vice President and
                              Assistant Controller

Armando C. Llanes             Vice President

Colleen S. Lorence            Vice President

Edward R. Lupo                Vice President

Jennifer L. Magill            Vice President

George J. Manning             Vice President

Silvia Manz                   Vice President

Osama Mari                    Vice President

Jay G. McAndrew               Vice President

Joseph R. McLean              Vice President

Craig S. McKenna              Vice President

Bart D. Miller                Vice President

Troy E. Mosconi               Vice President

Paul S. Moyer                 Vice President

Wendy Kam Mui Li              Vice President

Juan Mujica                   Vice President

John F. Multhauf              Vice President

Robert D. Nelms               Vice President

Jamie A. Nieradka             Vice President

Suzanne E. Norman             Vice President

Alexandria N. Novak           Vice President

John J. Onofrio               Vice President and
                              Assistant Treasurer

Ian J. O'Brien-Rupert         Vice President

Alex E. Pady                  Vice President

David D. Paich                Vice President

Kimchu Perrington             Vice President

Leo J. Peters IV              Vice President

Thomas C. Pfeifer             Vice President

Andreas Pfunder               Vice President

Neal B. Picker                Vice President

Joseph J. Proscia             Vice President

John D. Prosperi              Vice President

Carol H. Rappa                Vice President

Juhi Rathee                   Vice President

Jessie A. Reich               Vice President

Heidi A. Richardson           Vice President

James A. Rie                  Vice President

Lauryn A. Rivello             Vice President

Patricia A. Roberts           Vice President

Francis W. Ross               Vice President

Miguel A. Rozensztroch        Vice President

Cynthia A. Sachs              Vice President

Kristin M. Seabold            Vice President

William D. Shockley           Vice President

Joy R. Seijas                 Vice President

John F. Skahan                Vice President

Praveen K. Singh              Vice President

Karen Sirett                  Vice President

Elizabeth M. Smith            Vice President

Laurie L. Snively             Vice President

Daniel L. Stack               Vice President

Ben H. Stairs                 Vice President

Jason P. Stevens              Vice President

Brian D. Stokes               Vice President

Kelly P. Sudovar              Vice President

Scott M. Tatum                Vice President

John A. Taylor                Vice President

Asher B. Teigman              Vice President

Nancy D. Testa                Vice President

Michael B. Thayer             Vice President

Jay D. Tini                   Vice President

Keri-Ann S. Toritto           Vice President

Laura L. Tocchet              Vice President

Louis L. Tousignant           Vice President

James R. Van Deventer         Vice President

Thomas M. Vitale              Vice President

Christian G. Wilson           Vice President

Stephen M. Woetzel            Vice President

Joanna Wong                   Vice President

Tao T. Wu                     Vice President

Joseph Abate                  Assistant Vice President

Kimberly D. Alfano            Assistant Vice President

Constantin L. Andreae         Assistant Vice President

DeAnna D. Beedy               Assistant Vice President

Roy C. Bentzen                Assistant Vice President

Scott A. Brown                Assistant Vice President

Judith A. Chin                Assistant Vice President

Robert M. Couzzo              Assistant Vice President

Christine M. Crowley          Assistant Vice President

Jamila Dalia                  Assistant Vice President

Daniel A. Dean                Assistant Vice President

Ralph A. DiMeglio             Assistant Vice President

Kilie A. Donahue              Assistant Vice President

Bradford P. Doninger          Assistant Vice President

Brian M. Dunkin               Assistant Vice President

Diana Eriksen                 Assistant Vice President

Jessica M. Fernandez          Assistant Vice President

Michael J. Ferraro            Assistant Vice President

Robert A. Fiorentino          Assistant Vice President

Jose R. Garcia                Assistant Vice President

Julie E. Gerstmayr            Assistant Vice President

Michele J. Giangrande         Assistant Vice President

Adam J. Gilbert               Assistant Vice President

Raniero J. Gimeno             Assistant Vice President

Cecilia N. Gomes              Assistant Vice President

Stefanie M. Gonzalez          Assistant Vice President

Friederike Grote              Assistant Vice President

John J. Gulino                Assistant Vice President

Kelly P. Guter-Sudafer        Assistant Vice President

Junko Hisamatsu (Cox)         Assistant Vice President

Arthur F. Hoyt, Jr.           Assistant Vice President

Gregg L. Jones                Assistant Vice President

Junko Kimura                  Assistant Vice President

Stephen J. Laffey             Assistant Vice President       Assistant Clerk
                              and Counsel

Jayson W. Leisenring          Assistant Vice President

Jonathan M. Liang             Assistant Vice President

Brian C. Lynch                Assistant Vice President

Mark J. Maier                 Assistant Vice President

Matthew J. Malvey             Assistant Vice President

Francesco Martello            Assistant Vice President

Russell B. Martin             Assistant Vice President

David G. Mitchell             Assistant Vice President

Jennifer A. Mulhall           Assistant Vice President

Isabella Nunes                Assistant Vice President

Brian W. Paulson              Assistant Vice President

Steven Pavlovic               Assistant Vice President

Ling Shan E. Phua             Assistant Vice President

Vinod B. Pittampalli          Assistant Vice President

Damien J. Porras              Assistant Vice President

Mark A. Quarno                Assistant Vice President

Marc S. Reed                  Assistant Vice President

Jennifer R. Rolf              Assistant Vice President

Kristin M. Sammon             Assistant Vice President

Justin S. Scheckner           Assistant Vice President

Kristi F. Smith               Assistant Vice President

Orlando Soler                 Assistant Vice President

Matthew M. Stebner            Assistant Vice President

Christopher R. Thabet         Assistant Vice President

William Tohme                 Assistant Vice President

Ellen Tobin                   Assistant Vice President

Damaris Torres                Assistant Vice President

Laurence Vandecasteele        Assistant Vice President

Jennifer L. Vos               Assistant Vice President

Kellie L. Weil                Assistant Vice President

Martin J. Zayac               Assistant Vice President

Thomas M. Zottner             Assistant Vice President

Mark R. Manley                Secretary

Colin T. Burke                Assistant Secretary

          (c) Not applicable.

ITEM 28.  Location of Accounts and Records.

          The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, Texas 78278-6003, and at the offices of State Street Bank and Trust Company, the Registrant's Custodian. All other records so required to be maintained are maintained at the offices of AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105.

ITEM 29.  Management Services.

          Not applicable.

ITEM 30.  Undertakings.

          Not applicable.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness to this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 24 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and the State of New York, on the 28th day of January, 2009.

                                    ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II


                                    By: /s/ Robert M. Keith *
                                        ---------------------
                                             Robert M. Keith
                                             President


          Pursuant to the requirements of the Securities Act of l933, this Post Effective Amendment No. 24 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE                          TITLE                     DATE
---------                          -----                     ----

(1)  Principal
     Executive Officer:

/s/ Robert M. Keith*               President and             January 28, 2009
---------------------              Chief Executive
    Robert M. Keith                Officer

(2)  Principal Financial
     and Accounting Officer

 /s/ Joseph J. Mantineo            Treasurer and Chief       January 28, 2009
---------------------------        Financial Officer
     Joseph J. Mantineo

Trustees:

Marc O. Mayer*
John H. Dobkin*
Michael J. Downey*
William H. Foulk, Jr.*
D. James Guzy*
Nancy P. Jacklin*
Garry L. Moody*
Marshall C. Turner, Jr.*
Earl D. Weiner*


*By: /s/ Emilie D. Wrapp                                     January 28, 2009
     --------------------
         Emilie D. Wrapp
         (Attorney-in-fact)

                                INDEX TO EXHIBITS


Exhibit No.      Description of Exhibits
-----------      -----------------------

     (i)         Opinion and Consent of Seward & Kissel LLP

     (j)         Consent of Independent Registered Public Accounting Firm

Other Exhibits   Powers of Attorney




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